UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22032

Name of Fund: BlackRock Enhanced International Dividend Trust (BGY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced International Dividend Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 – Report to Stockholders

(a)	The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Health Sciences Trust II (BMEZ)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Science and Technology Trust II (BSTZ)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Health Sciences Trust II’s (BMEZ), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST), BlackRock Science and Technology Trust II’s (BSTZ) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2020

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR	$0.317261	$—	$—	$0.340439		$0.657700	48%	—%	—%	52%	100%
CII	0.134480	—	0.585029	0.330491		1.050000	13	—	56	31	100
BDJ	0.294002	—	0.208908	0.097090		0.600000	49	—	35	16	100
BOE	0.265620	—	—	0.490380		0.756000	35	—	—	65	100
BGY	0.117881	—	—	0.287719		0.405600	29	—	—	71	100
BME	—	—	1.186350	1.213650		2.400000	—	—	49	51	100
BMEZ	—	0.900000	—	—		0.900000	—	100	—	—	100
BCX	0.202689	—	—	0.323711		0.526400	39	—	—	61	100
BST	—	—	0.898847	1.151653		2.050500	—	—	44	56	100
BSTZ	—	—	0.152635	1.092365		1.245000	—	—	12	88	100
BUI	0.309181	—	0.285086	0.857733		1.452000	21	—	20	59	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
BGR	$0.0375
CII	0.0875
BDJ	0.0500
BOE	0.0630
BGY	0.0338
BME	0.2000
BMEZ	0.1000
BCX	0.0400
BST	0.1870
BSTZ	0.1150
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

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Supplemental Information  (unaudited)  (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME, BST and BUI’s prospectuses for a more complete description of each Trust’s risks.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	22.16%	18.40%

U.S. small cap equities (Russell 2000® Index)	37.85	19.96

International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

‘Table of Contents

5

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of December 31, 2020	BlackRock Energy and Resources Trust (BGR)

Investment Objective

BlackRock Energy and ResourcesTrust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($7.10)(a)	6.34%
Current Monthly Distribution per Common Share(b)	$0.0375
Current Annualized Distribution per Common Share(b)	$0.4500

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$7.10	$11.88	(40.24)%	$12.66	$4.17
Net Asset Value	8.17	12.57	(35.00)	12.82	5.15

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	7

Trust Summary as of December 31, 2020 (continued)	BlackRock Energy and Resources Trust (BGR)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BGR(a)(b)	(34.74)%	(29.03)%
MSCI World Energy Call Overwrite Index(c)	N/A	(34.62)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI World Energy Call Overwrite Index incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Energy prices fell sharply in the first quarter of 2020, when concerns about the economic impact of COVID-19 led to a significant deterioration of the demand outlook. In combination with the stock market downturn that occurred in February and March, this development resulted in poor returns for energy-related equities. The sector remained under pressure through the year’s second and third quarter calendar quarters despite a gradual improvement in the economic outlook, but it staged an impressive rally in November 2020 following the approval of a vaccine for COVID-19. Still, the category finished with a sizable loss due to the extent of its earlier decline.

Consistent with this environment, the Trust produced a negative absolute return in 2020. However, a number of holdings helped it to outperform on a relative basis. One such investment was Williams Cos., Inc., a provider of gas pipeline services that outpaced the broader energy sector due to stable natural gas transportation volumes. The Trust also benefited from its zero weightings in Occidental Petroleum Corp. and Schlumberger Ltd., both of which finished the year with sizable losses. An overweight position in Cairn Energy PLC, which was boosted by a favorable legal development, was also a large contributor.

On the other hand, a zero weighting in Neste Oyj was the largest detractor from relative performance. The Norwegian refiner has a strong position in renewable diesel and has been benefiting from environmental, social and governance flows and optimism regarding its long-term growth prospects. An underweight position in the pipeline company Enbridge, Inc., which proved resilient relative to the sector as a whole, also detracted. Among stocks the Trust held, Marathon Petroleum Corp. and Suncor Energy, Inc. were notable detractors.

The Trust utilized an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

The investment adviser adopted a more defensive approach in early March 2020 given the risks to oil demand stemming from the coronavirus. The investment adviser sought to achieve this by remaining focused on high-quality producers it saw as having asset bases and balance sheets strong enough to weather the near-term challenges and emerge well-positioned for an eventual upturn. Toward the end of the year, the investment adviser looked to capitalize on weakness by adding to its weighting in international oil companies. In addition, the investment adviser rotated the portfolio’s positioning in the exploration and production (“E&P”) space and looked to add to some of its positions in companies that are engaging in value-accretive merger-and-acquisition transactions.

Describe portfolio positioning at period end.

The integrated energy sub-sector represented the Trust’s largest allocation, followed by the E&P, distribution, refining & marketing and oil services industries, respectively.

As of December 31, 2020, the Trust had in place an option overwriting program whereby 37.3% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 4.4% out of the money) with an average time until expiration of 53 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of December 31, 2020 (continued)	BlackRock Energy and Resources Trust (BGR)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Chevron Corp.	14%
Royal Dutch Shell PLC, Class A	11
Total SA	11
BP PLC	6
Exxon Mobil Corp.	5
ConocoPhillips	5
TC Energy Corp.	4
Suncor Energy, Inc.	4
Kinder Morgan, Inc.	3
Williams Cos., Inc.	3

INDUSTRY COMPOSITION
Industry(a)(b)	12/31/20	12/31/19
Oil, Gas & Consumable Fuels	96%	97%
Energy Equipment & Services	4	3

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	9

Trust Summary as of December 31, 2020	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($17.40)(a)	6.03%
Current Monthly Distribution per Common Share(b)	$0.0875
Current Annualized Distribution per Common Share(b)	$1.0500

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$ 17.40	$ 17.25	0.87%	$ 17.86	$ 9.56
Net Asset Value	19.12	17.96	6.46	19.12	12.31

Market Price and Net Asset Value History for the Past Five Years

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Trust Summary as of December 31, 2020 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
CII(a)(b)	7.97%	13.94%
MSCI USA Call Overwrite Index(c)	N/A	9.00

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA Call Overwrite Index incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

In the equity allocation of the Trust, the largest contribution to relative performance came from stock selection and allocation decisions in the industrials sector. Most notably, stock selection in the construction & engineering industry and an overweight allocation to aerospace & defense proved beneficial. Within the real estate sector, underweight exposure to equity real estate investment trusts (“REITs”) and overweight exposure to the real estate management & development industry boosted relative return. An underweight exposure to utilities, primarily in the electric utilities and multi-utilities industries, provided an additional tailwind. Other notable contributors included underweight exposure to financials and stock selection in the materials sector.

Conversely, the largest detractor from relative performance was stock selection in the consumer discretionary sector. In particular, selection decisions in automobiles and in the internet & direct marketing retail industry weighed on relative return. Within the energy sector, underweight exposure to and stock selection in the oil, gas & consumable fuels industry hurt relative performance. Other modest detractors included stock selection in health care and an underweight allocation to information technology (“IT”).

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

The Trust increased its exposure to the IT and consumer discretionary sectors. Conversely, the Trust reduced its exposure to health care and energy.

Describe portfolio positioning at period end.

In the equity portion of the portfolio, the Trust’s largest allocations relative to the benchmark were in the communication services, consumer discretionary and financials sectors. Conversely, the Trust’s largest relative underweights were in the utilities, health care and consumer staples sectors.

As of December 31, 2020, the Trust had an option overwriting program in place whereby 51% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 3.8% out of the money) with an average time until expiration of 50 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	11

Trust Summary as of December 31, 2020 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Apple, Inc.	7%
Microsoft Corp.	7
Alphabet, Inc.	5
Amazon.com, Inc.	4
Facebook, Inc.	3
Visa, Inc.	3
UnitedHealth Group, Inc.	3
Berkshire Hathaway, Inc.	3
Comcast Corp.	3
Corteva, Inc.	2

SECTOR ALLOCATION

Sector(a)(b)	12/31/20	12/31/19
Information Technology	29%	21%
Consumer Discretionary	14	12
Communication Services	14	13
Financials	12	13
Health Care	11	14
Industrials	8	9
Consumer Staples	5	7
Materials	3	3
Energy	3	6
Real Estate	1	—
Utilities	—	2

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

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Trust Summary as of December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($8.47)(a)	7.08%
Current Monthly Distribution per Common Share(b)	$0.0500
Current Annualized Distribution per Common Share(b)	$0.6000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$ 8.47	$ 9.92	(14.62)%	$ 9.97	$ 4.65
Net Asset Value	9.35	10.03	(6.78)	10.13	6.22

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	13

Trust Summary as of December 31, 2020 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BDJ(a)(b)	(7.70)%	0.77%
MSCI USA Value Call Overwrite Index(c)	N/A	(6.07)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA Value Call Overwrite Index incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributions to relative performance during the 12-month period derived from stock selection and allocation decisions within the information technology (“IT”) sector. Notably, stock selection and an overweight to the technology hardware, storage & peripherals industry proved beneficial. Overweight exposure to software as well as stock selection within the IT services industry also boosted relative performance. Within consumer discretionary, strong stock selection in the specialty retail industry added to relative return. Other notable contributors included an underweight to real estate and stock selection within the energy sector.

The largest detractor from relative performance came from stock selection and allocation decisions in the utilities sector. In particular, selection in electric utilities weighed on relative return, as did an underweight to multi-utilities. Within industrials, underweights to both the machinery and air freight & logistics industries detracted from relative performance. Other modest detractors included stock selection in financials and an underweight to materials.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option writing strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to the IT, utilities and consumer staples sectors. Conversely, the Trust‘s exposures to energy, health care and industrials were reduced.

Describe portfolio positioning at period end.

The Trust’s largest allocations on an absolute basis were in the financials, health care and IT sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the financials, energy and communication services sectors. Conversely, the Trust’s largest relative underweights were in the industrials, real estate and consumer staples sectors.

As of December 31, 2020, the Trust had an option overwriting program in place whereby 53% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 3.1% out of the money) with an average time until expiration of 51 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Citigroup, Inc.	4%
Verizon Communications, Inc.	3
Bank of America Corp.	3
Anthem, Inc.	3
Wells Fargo & Co.	3
American International Group, Inc.	3
Comcast Corp.	3
Cisco Systems, Inc.	2
Samsung Electronics Co. Ltd.	2
Medtronic PLC	2

SECTOR ALLOCATION

Sector(a)(b)	12/31/20	12/31/19
Financials	28%	29%
Health Care	18	19
Information Technology	13	9
Consumer Staples	9	7
Energy	7	10
Industrials	7	8
Communication Services	7	8
Consumer Discretionary	5	6
Utilities	4	3
Materials	2	1

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

T R U S T S U M M A R Y	15

Trust Summary as of December 31, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($10.91)(a)	6.93%
Current Monthly Distribution per Common Share(b)	$0.0630
Current Annualized Distribution per Common Share(b)	$0.7560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$ 10.91	$ 10.99	(0.73)%	$ 11.25	$ 7.00
Net Asset Value	12.28	12.32	(0.32)	12.41	8.34

Market Price and Net Asset Value History for the Past Five Years

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BOE(a)(b)	7.22%	7.65%
MSCI ACWI Call Overwrite Index(c)	N/A	6.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust’s lack of exposure to the energy sector, particularly the oil, gas and consumable fuels industry, contributed to return during the 12-month period. Stock selection within the industrials sector, most notably within building products, also boosted relative performance. In addition, a lack of exposure to the real estate sector contributed to relative performance. At the security level, the Trust’s position in U.S.-based software company Palantir Technologies, Inc. was the top individual contributor during the period. Palantir had a strong debut with its September 2020 initial public offering, and its shares continued to rise during the remainder of the year. In addition, holdings in ventilation systems manufacturer Carrier Global Corp. represented a strong contributor during the period, as the company’s shares rallied on strong earnings growth, increased margins and a raised earnings forecast. Finally, the Trust’s position in the U.S. biotechnology company AbbVie, Inc. was another significant contributor. AbbVie’s shares rose after the company reported strong financial results, with sales for a number of its products exceeding market expectations.

Stock selection within and an underweight to information technology (“IT”), particularly a lack of holdings within the technology hardware, storage and peripherals industry, represented the largest detractor from performance. Stock selection within and an underweight to the consumer discretionary sector, especially within the internet & direct marketing retail industry, also detracted, as did selection within the communication services sector. At the security level, the Trust’s lack of exposure to technology mega-caps Apple, Inc. and Amazon.com, Inc. were two of the largest individual detractors during the period. Both companies represent large positions in the benchmark and performed very strongly during 2020. Additionally, the Trust’s underweight to Microsoft Corp. detracted as the company performed well over the period.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

During the period, the Trust added exposure to the IT sector, mainly within the IT services and software industries. Exposure to the industrials sector also was added, especially within the trading companies & distributors industry. Conversely, positioning within health care was reduced, especially among pharmaceutical stocks. The investment adviser also trimmed exposure to the consumer discretionary sector, mainly within the distributors industry.

Describe portfolio positioning at period end.

At the end of the period, the Trust’s largest sector exposures were in health care and IT, driven by holdings in the pharmaceuticals and IT services industries, respectively. The Trust had no exposure to real estate, utilities or energy at period end. Regionally, the majority of the portfolio was listed in the United States or Europe, with significant exposure in the United Kingdom.

As of December 31, 2020, the Trust had an option overwriting program in place whereby 43% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 2.7% out of the money) with an average time until expiration of 53 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	17

Trust Summary as of December 31, 2020 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Sanofi	4%
Microsoft Corp.	4
TELUS Corp.	3
Paychex, Inc.	3
Comcast Corp.	3
Texas Instruments, Inc.	3
Visa, Inc.	3
Philip Morris International, Inc.	3
Lockheed Martin Corp.	3
Unilever PLC	3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	12/31/20		12/31/19
United States	56%		53%
United Kingdom	18		13
France	4		4
Switzerland	4		7
Canada	3		7
Singapore	3		3
Netherlands	2		3
Spain	2		—
Taiwan	2		1
Australia	2		3
Denmark	1		2
Germany	1		2
Ireland	1		—
Finland	11
India	—	(b)	—
Japan	—		—	(b)
Sweden	—		1

(a) Excludes short-term securities and options written.

(b) Rounds to less than 1% of long-term investments.

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020	BlackRock Enhanced International Dividend Trust (BGY)

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($5.87)(a)	6.91%
Current Monthly Distribution per Common Share(b)	$0.0338
Current Annualized Distribution per Common Share(b)	$0.4056

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$5.87	$5.89	(0.34)%	$5.96	$3.73
Net Asset Value	6.49	6.47	0.31	6.52	4.60

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	19

Trust Summary as of December 31, 2020 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BGY(a)(b)	7.49%	8.18%
MSCI ACWI ex USA Call Overwrite Index(c)	N/A	1.53

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI ex USA Call Overwrite Index incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

During the 12-month period, the Trust’s lack of exposure to the financials sector, particularly to banks and diversified financial services, contributed to return. An overweight to health care, especially within health care equipment and supplies, also added to performance, as did a lack of exposure to the energy sector. At the security level, the Trust’s position in Taiwan Semiconductor Manufacturing Co. Ltd. was the largest individual contributor during the period. The company experienced a strong year due to robust global demand for semiconductor chips based on increased technology usage by consumers and businesses. Lastly, the Trust’s holdings in Finnish engineering firm Kone OYJ represented a strong contributor as the company benefited from strong cash flows and growth in its Asian business due to strength in the Chinese market.

Conversely, stock selection within and an underweight to consumer discretionary, particularly a lack of holdings within the internet and direct marketing retail industry, represented the largest detractor from return. An underweight to the information technology (“IT”) sector, especially within the technology hardware, storage and peripherals industry, also detracted, as did stock selection within communication services. At the security level, the Trust’s exposure to Swedish communications company Tele2 AB was the largest detractor. Tele2 reported lackluster results during the fourth quarter of 2020 and was negatively affected by declining business-to-business revenue. Finally, the Trust’s holdings in United Overseas Bank Ltd. (Singapore) detracted from performance as declining interest rates negatively affected the bank’s net interest margins.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

During the period, the Trust added exposure to the IT sector, mainly within the IT services and semiconductors industries. Exposure to financials was also increased, especially within banks. Conversely, holdings in communication services were reduced, particularly among wireless communications companies. The investment adviser also trimmed exposure to the health care sector, mainly within pharmaceuticals stocks.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in health care and consumer staples, driven by the pharmaceuticals and household products industries. The Trust had no exposure to the real estate, utilities or energy sectors. Regionally, the majority of the portfolio was listed in Europe ex-U.K. and the United Kingdom.

As of December 31, 2020, the Trust had an option overwriting program in place whereby 43% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 2.5% out of the money) with an average time until expiration of 54 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Sanofi	6%
Unilever PLC	5
TELUS Corp.	5
RELX PLC	5
Reckitt Benckiser Group PLC	5
Nestle SA, Registered Shares	5
Novartis AG	4
BAE Systems PLC	4
Amadeus IT Group SA	4
Ferguson PLC	4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	12/31/20	12/31/19
United Kingdom	35%	26%
Switzerland	9	13
France	9	7
Spain	6	—
Netherlands	6	7
Singapore	5	5
Canada	5	13
Australia	5	5
Taiwan	4	2
United States	4	9
Denmark	3	3
Germany	3	5
Finland	3	2
India	2	—	(b)
China	1	1
Sweden	—	2

(a) Excludes short-term securities and options written.

(b) Represents less than 1% of the Trust’s long-term investments.

T R U S T S U M M A R Y	21

Trust Summary as of December 31, 2020	BlackRock Health Sciences Trust (BME)

Investment Objective

BlackRock Health SciencesTrust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($47.59)(a)	5.04%
Current Monthly Distribution per Common Share(b)	$0.2000
Current Annualized Distribution per Common Share(b)	$2.4000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$47.59	$42.50	11.98%	$48.67	$27.00
Net Asset Value	45.66	41.19	10.85	45.66	30.41

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Health Sciences Trust (BME)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BME(a)(b)	18.69%	17.50%
MSCI USA IMI Health Care Call Overwrite Index(c)	N/A	12.15

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA IMI Health Care Call Overwrite Index incorporates an option overlay component on the MSCI IMI Health Care Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The health care sector performed well in 2020 due to the favorable environment for the broader market, continued innovation across a wide range of companies, and robust returns for a number of stocks that were boosted by rising demand for their products and services in the wake of COVID-19.

The Trust benefited from strong stock selection in the biotechnology and health care providers & services sub-sectors. Conversely, selection in the medical devices and supplies and pharmaceuticals industries detracted.

At the individual stock level, the largest contribution came from an overweight in the U.S. telemedicine company Teladoc Health, Inc. The spread of COVID-19, together with the subsequent social distancing and lockdown measures, resulted in unprecedented demand for virtual diagnostics and telemedicine services. In addition, the U.S. government amended certain regulatory measures—including covering telehealth-related expenses and increasing the breadth of available prescriptions—in an effort to reduce the strain on the medical system.

An out-of-benchmark position in Wuxi Biologics Cayman, Inc., a China-based provider of laboratory and manufacturing services for pharmaceutical and biotechnology companies, was also among the Trust’s top contributors. Wuxi benefited from increased demand stemming from the development and manufacturing of COVID-19 vaccines and treatments.

Other notable contributors included the digital health provider Livongo Health, Inc. and the biotechnology companies Seagen, Inc. and Genmab A/S.

A zero weighting in the U.S.-based health care conglomerate Danaher Corp., which rallied due to the high demand for its COVID-19 diagnostic tests, was the largest detractor from relative performance. Not holding a position in the biotechnology giant AbbVie hurt results, as well. The stock rose due its strong third-quarter earnings and investors’ rotation into value stocks late in the period. Other notable detractors included underweights in Idexx Laboratories, Inc. and Align Technology, Inc., as well as an overweight in the medical device company Boston Scientific Corp.

The Trust utilized an option overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

The Trust reduced its weightings in the biotechnology and pharmaceuticals industries, and it increased it allocations to the health care providers & services sub-sector. The Trust’s weighting in the medical devices & supplies category was largely unchanged.

Describe portfolio positioning at period end.

The Trust was overweight in the medical devices & supplies and health care providers & services sub-sectors, and it was underweight in pharmaceuticals and biotechnology.

The investment adviser believes two key trends—aging demographics in both developed and developing countries, together with innovation in medical technology and biopharmaceutical drugs—remain key drivers of performance in the health care sector. In the short-term, the investment adviser is closely watching developments with respect to U.S. health care policy and data related to COVID-19 and the vaccine.

As of December 31, 2020, the Trust had an options overwriting program in place whereby 38% of the underlying equities were overwritten with call options. These options were typically written at prices above prevailing market prices (estimated to be 4.9% out of the money) with an average time until expiration of 51 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	23

Trust Summary as of December 31, 2020 (continued)	BlackRock Health Sciences Trust (BME)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
UnitedHealth Group, Inc.	8%
Abbott Laboratories	5
Johnson & Johnson	4
Thermo Fisher Scientific, Inc.	3
Medtronic PLC	3
Cigna Corp.	3
Eli Lilly & Co.	3
Stryker Corp.	3
Humana, Inc.	3
Edwards Lifesciences Corp.	3

INDUSTRY COMPOSITION

Industry(a)(b)	12/31/20		12/31/19
Health Care Equipment & Supplies	30%		30%
Health Care Providers & Services	21		21
Pharmaceuticals	19		23
Biotechnology	19		17
Life Sciences Tools & Services	9		8
Health Care Technology	1		1
Diversified Financial Services	1		—
Internet & Direct Marketing Retail	—	(c)	—
Insurance	—	(c)	—

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s long-term investments.

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

Investment Objective

BlackRock Health SciencesTrust II’s (BMEZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($28.65)(a)	4.19%
Current Monthly Distribution per Common Share(b)	$0.1000
Current Annualized Distribution per Common Share(b)	$1.2000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Net Asset Value Per Share Summary

	12/31/20	01/30/20	(a)	Change	High	Low
Market Price	$28.65	$20.00		43.25%	$ 30.95	$12.60
Net Asset Value	30.73	20.00		53.65	31.32	16.49

(a)	Commencement of operations.

Market Price and Net Asset Value History Since Inception

The Fund commenced operations on January 30, 2020.

T R U S T S U M M A R Y	25

Trust Summary as of December 31, 2020 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Performance and Portfolio Management Commentary

Returns for the period since inception (January 30, 2020) to December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BMEZ(a)(b)	48.82%	59.62%
MSCI ACWI 25% Call Overwrite Index(c)	N/A	11.21

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

The Trust moved from neither a premium nor discount to NAV to a discount to NAV during the period, which accounts for the difference between performance based on market price and performance based on NAV.

(c)	MSCI ACWI 25% Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The health care sector performed well in 2020 due to the favorable environment for the broader market, continued innovation across a wide range of companies, and robust returns for a number of stocks that were boosted by rising demand for their products and services in the wake of COVID-19.

The Trust was led by innovation in several key themes, including digital health, antibody drug conjugate treatments, and other next-generation therapeutics.

Stock selection was strongest in the biotechnology and health care providers & services sub-sectors. At the individual stock level, the U.S. telemedicine provider Livongo Health, Inc. was the leading contributor to performance. The spread of COVID-19, together with the subsequent social distancing and lockdown measures, resulted in unprecedented demand for virtual diagnostics and telemedicine services. In addition, the U.S. government amended certain regulatory measures—including covering telehealth-related expenses and increasing the breadth of available prescriptions—in an effort to reduce the strain on the medical system. The stock also benefited from an acquisition by the telemedicine provider Teladoc Health, Inc., which created the largest digital health company in the world.

The health care provider Oak Street Health, Inc. was the second largest contributor to the Trust’s return. The Trust initiated an investment in February 2020, when Oak Street was in the private stage. The company, which operates primary care centers for the Medicare-eligible population, subsequently underwent a very successful initial public offering.

Other notable contributors included the biotechnology companies Immunomedics, Inc. and Genmab A/S, as well as the Chinese medical device company Wuxi Biologics Cayman, Inc.

Given that the benchmark is a broad-based index, many of the largest detractors were mega-cap technology stocks that performed well but that fall outside of the Trust’s mandate. With respect to stocks the Trust held, the health care equipment company Baxter International, Inc. and the biotechnology firm Alnylam Pharmaceuticals, Inc. were among the most notable detractors.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy detracted from relative performance for the period.

As the Trust commenced operations on January 30, 2020, it initially had a significant cash balance, which was committed for pending transactions. The Trust’s cash position had no material impact on performance for the period.

Describe recent portfolio activity.

The Trust’s exposure to the pharmaceuticals and medical devices and supplies industries decreased during the period, while its allocations to the health care providers and services and biotechnology sub-sectors increased.

Describe portfolio positioning at period end.

The investment adviser deployed capital in both public and private markets across the next- generation health science universe. Within the public markets, the investment adviser sought opportunities to add exposure to innovative biotechnology and health care providers & services companies. Conversely, the Trust reduced its weightings in certain securities that experienced strong price appreciation and those that suffered clinical development setbacks. The Trust added exposure to innovative therapeutic companies with robust clinical pipelines, as well as attractively valued health care services companies.

At the end of the period, the Trust held 41% of assets in the biotechnology industry, 34% in medical devices & supplies, 16% in health care providers & services, and 6% in pharmaceuticals. These weightings were the result of bottom-up stock selection.

As of December 31, 2020, the Trust had in place an option overwriting program whereby 22% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 5.7% out of the money) with an average time until expiration of 54 days.

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Health Sciences Trust II (BMEZ)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	27

Trust Summary as of December 31, 2020 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Oak Street Health, Inc.	3%
Seagen, Inc.	3
Genmab A/S	3
Amedisys, Inc.	2
Intuitive Surgical, Inc.	2
Teleflex, Inc.	2
PPD, Inc.	2
Wuxi Biologics Cayman, Inc.	2
LHC Group, Inc.	2
Alcon, Inc.	2

INDUSTRYCOMPOSITION

Industry(a)(b)	12/31/20		12/31/19
Biotechnology	42%		17%
Health Care Equipment & Supplies	24		30
Health Care Providers & Services	13		21
Life Sciences Tools & Services	10		8
Pharmaceuticals	6		23
Diversified Financial Services	2		—
Health Care Technology	2		1
Internet & Direct Marketing Retail	1		—
Electronic Equipment, Instruments & Components	—	(c)	—
Insurance	—	(c)	—

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s long-term investments.

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($7.41)(a)	6.48%
Current Monthly Distribution per Common Share(b)	$0.0400
Current Annualized Distribution per Common Share(b)	$0.4800

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$7.41	$8.07	(8.18)%	$8.21	$3.28
Net Asset Value	8.45	9.04	(6.53)	9.07	4.99

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	29

Trust Summary as of December 31, 2020 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BCX(a)(b)	(0.23)%	1.56%
MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index(c)	N/A	(5.10)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Natural resources equities, although performing well in November and December 2020, finished with a small loss for the full year. The sector was hit hard when the emergence of COVID-19 in the first quarter of 2020 led to a significant deterioration in the demand outlook. Both commodities and the broader equity market declined in response, and natural resource equities underperformed both. The sector remained under pressure over the course of the year despite a gradual improvement in the economic outlook, and it only rallied in November 2020 following the approval of a vaccine for COVID-19. However, the recovery was strong enough to bring the category close to the break-even mark for 2020.

An underweight position in Exxon Mobil Corp., which lagged in part due to expectations that the company would take a large write-down of its natural gas assets, contributed to relative performance. Overweight positions in select precious metals stocks, such as Wheaton Precious Metals Corp., also added value due to strong demand for gold at the beginning of the year. An overweight in Vale SA further benefited results. Although the company downgraded its production guidance for 2021, Vale performed well late in the year behind strength in iron ore prices and a broader rotation into Brazil’s stock market.

Underweight positions in the equipment producers Deere & Co. and Kubota Corp. detracted from relative performance. A rally in crop prices to eight-year highs was seen as being supportive for farmer incomes, particularly in the United States. The Trust’s underweight in Newmont Corp., a gold producer that released stronger-than-expected results and increased its quarterly dividend, also detracted. Among stocks the Trust held, BP PLC and WestRock Co. were notable detractors.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option writing strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

Following the outbreak of COVID-19, the investment adviser closely analyzed the portfolio to identify companies facing higher risk due to the combination of above-average debt and dependence on a single asset, and it sold any positions it believed faced these risks. In addition, the investment adviser made some stock-specific changes in an effort to capitalize on relative-value opportunities. Toward the end of the year, the investment adviser started to increase the Trust’s position in the energy sector based on its belief that there was reduced risk for oil demand.

Within the energy sector, the investment adviser remained focused on high-quality producers with the asset bases and balance sheets needed to weather near-term disruptions and emerge well-positioned for the resulting upturn. The investment adviser also favored companies that maintained capital discipline and stayed focused on returning cash flow to shareholders. Similarly, the investment adviser’s approach to the mining sector was to emphasize lower-cost producers with strong balance sheets.

In the agriculture sector, the Trust remained underweight in the paper and packaging industry in order to fund overweights in health and wellness companies with more attractive growth prospects. The investment adviser believes health and wellness companies that are positioned to take advantage of shifting consumer preferences toward food and nutrition could offer compelling opportunities.

Describe portfolio positioning at period end.

The mining and energy industries represented the Trust’s largest allocation, followed by agriculture.

As of December 31, 2020, the Trust had an options overwriting program in place whereby 39% of the underlying equities were overwritten with call options. These options were typically written at levels above prevailing market prices (estimated to be 4.6% out of the money) with an average time until expiration of 52 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security(a)	Percent of Total Investments
BHP Group PLC	6%
Total SA	6
Vale SA	6
CF Industries Holdings, Inc.	5
Chevron Corp.	5
Anglo American PLC	4
BP PLC	4
Royal Dutch Shell PLC, Class A	3
FMC Corp.	3
Bunge Ltd.	3

INDUSTRYCOMPOSITION
Industry(a)(b)	12/31/20		12/31/19
Metals & Mining	35%		35%
Oil, Gas & Consumable Fuels	34		35
Chemicals	14		11
Containers & Packaging	7		9
Food Products	5		7
Electronic Equipment, Instruments & Components	2		1
Specialty Retail	1		1
Machinery	1		1
Energy Equipment & Services	1		—
Paper & Forest Products	—	(c)	—
Advertising Agencies	—	(c)	—

(a)	Excludes short-term securities and options written.

(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s long-term investments.

T R U S T S U M M A R Y	31

Trust Summary as of December 31, 2020	BlackRock Science and Technology Trust (BST)

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($53.30)(a)	4.21%
Current Monthly Distribution per Common Share(b)	$0.1870
Current Annualized Distribution per Common Share(b)	$2.2440

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20		12/31/19	Change	High	Low
Market Price	$53.30		$33.27	60.20%	$54.00	$22.41
Net Asset Value	51.94	(a)	32.45	60.06	52.74	25.57

(a)

For financial reporting purposes, the market value of a certain investment was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on December 31, 2020.

Market Price and Net Asset Value History for the Past Five Years

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Science and Technology Trust (BST)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BST(a)(b)	68.92%	68.76	%(c)
MSCI ACWI IT Call Overwrite Index(d)	N/A	32.08

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

(c)

For financial reporting purposes, the market value of a certain investment was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on December 31, 2020.

(d)	MSCI ACWI IT Call Overwrite Index incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

During the 12-month period, stock selection within the software sub-sector and an overweight to the internet sub-sector contributed positively to the Trust’s return. The largest individual contributor to performance came from an out-of-benchmark position in the artificial intelligence software company C3 AI, Inc. The Trust initially held C3 AI as a private investment, but the company had a successful initial public offering in December 2020. A private investment in a British commercial electric vehicle maker was also a strong contributor as the company announced a merger with a special purpose acquisition firm.

Conversely, stock selection within the internet sub-sector and an underweight to the hardware sub-sector were the most significant detractors from performance. The Trust’s underweight allocation to Apple, Inc. was the largest individual detractor as Apple continued to experience strong sales growth for its 5G iPhone released in 2020. Additionally, the absence of holding a position in semiconductor manufacturer NVIDIA Corp. was among the largest detractors from performance. NVIDIA’s stock rose throughout the period based on increased data center demand stemming from the COVID-19 pandemic.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the period.

Describe recent portfolio activity.

During the period, the Trust increased exposure to the software and hardware sub-sectors, while decreasing exposure to the internet, services and semiconductors sub-sectors. From a regional perspective, the Trust’s allocations to the emerging markets and Europe decreased, while exposure to the United States and the United Kingdom increased.

Describe portfolio positioning at period end.

The Trust’s investment process aims to provide a balance of legacy technology firms that can continually innovate, and new disruptive companies displacing those companies failing to innovate. Currently approximately 40% of the portfolio consists of these “core” legacy companies and 60% made up of the “opportunistic,” high-growth portion. At period end, the Trust’s largest sub-sector exposures were to internet and software & services companies, while the Trust held underweight positions in semiconductors and hardware.

As of December 31, 2020, the Trust had in place an option overwriting program whereby 28% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 5.1% out of the money) and with an average time until expiration of 49 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	33

Trust Summary as of December 31, 2020(continued)	BlackRock Science and Technology Trust (BST)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security(a)	Percent of Total Investments
Apple, Inc.	4%
Microsoft Corp.	3
Amazon.com, Inc.	3
C3.AI, Inc.	2
Square, Inc.	2
Twilio, Inc.	2
Tencent Holdings Ltd.	2
Mastercard, Inc.	2
Alphabet, Inc.	2
PayPal Holdings, Inc.	2

SECTOR COMPOSITION
Sector(a)(b)	12/31/20		12/31/19
Software	27%		26%
IT Services	19		19
Semiconductors & Semiconductor Equipment	15		15
Interactive Media & Services	10		10
Internet & Direct Marketing Retail	10		10
Technology Hardware, Storage & Peripherals	4		3
Automobiles	3		—
Entertainment	3		3
Road & Rail	2		3
Diversified Consumer Services	2		2
Electronic Equipment, Instruments & Components	1		4
Banks	1		1
Health Care Technology	1		1
Diversified Financial Services	1		—
Diversified Telecommunication Services	1		1
Food Products	—	(c)	—
Hotels, Restaurants & Leisure	—	(c)	—
Communications Equipment	—	(c)	1
Professional Services	—	(c)	1
Capital Markets	—	(c)	—

(a)	Excludes short-term securities and options written.

(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s long-term investments.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020	BlackRock Science and Technology Trust II (BSTZ)

Investment Objective

BlackRock Science and Technology Trust II’s (BSTZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($36.38)(a)	3.79%
Current Monthly Distribution per Common Share(b)	$0.1150
Current Annualized Distribution per Common Share(b)	$1.3800

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$36.38	$20.50	77.46%	$38.33	$12.00
Net Asset Value	38.72	20.95	84.82	39.14	15.57

Market Price and Net Asset Value History Since Inception

The Trust commenced operations on June 27, 2019.

T R U S T S U M M A R Y	35

Trust Summary as of December 31, 2020 (continued)	BlackRock Science and Technology Trust II (BSTZ)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BSTZ(a)(b)	86.85%	94.60%
MSCI ACWI 25% Call Overwrite Index(c)	N/A	11.20

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI 25% Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

At the individual security level, the largest contribution to the Trust’s performance during the 12-month period came from an out-of-benchmark position in the artificial intelligence software company C3 AI, Inc. The Trust initially held C3 AI as a private investment, but the company had a successful initial public offering in December 2020. In addition, an overweight position in electric vehicle manufacturer Tesla, Inc. was among the largest contributors to Trust’s return. The stock performed well after the company posted strong revenue growth and four consecutive quarters of positive earnings. Tesla’s recent addition to the S&P 500® Index also boosted investor confidence. Lastly, an out-of-benchmark position in European online luxury retailer Farfetch Ltd. was a strong performer for the period. The company recently announced partnerships with Chinese technology giant Alibaba Group Holding Ltd. and Swiss luxury goods company Cie Financiere Richemont SA to sponsor Farfetch’s entry into the Chinese market, fueling demand for its stock.

Conversely, the absence of holding a position in Apple, Inc. was the largest individual detractor as Apple continued to experience strong sales growth for its 5G iPhone released in 2020. Similarly, the Trust not holding a position in e-commerce company Amazon.com, Inc. was among the largest detractors after Amazon’s e-commerce and cloud computing businesses benefited from COVID-19 related lockdowns and social distancing measures. Lastly, the Trust’s out-of-benchmark position in Chinese technology-centric coffee company Luckin Coffee, Inc. was among the largest detractors from performance. The company announced that in 2019 its chief operating officer, as well as other employees reporting to him, fabricated transactions amounting to 2.2 billion yuan, or $310 million. The Trust has since exited the position.

The Trust utilized an options overlay strategy in which call options are written on apportion of the portfolio’s holdings. The Trust’s option overlay strategy detracted from performance for the 12-month period.

Describe recent portfolio activity.

During the period, the Trust deployed capital across companies the investment adviser believes will experience increased demand in the current environment as well as those the investment adviser believe are positioned to benefit from longer-term demand trends. This encompasses firms that are seeing an increase in demand from the migration to working remotely, and increased adoption of emerging technologies such as artificial intelligence, cloud computing, digital transformation and e-commerce. In addition, the investment adviser continues to perform due diligence on multiple new opportunities in the private equity universe, and expects to further increase exposure to private assets over the coming quarters given a robust pipeline of private transaction opportunities. Over the 12-month period, the Trust initiated 17 new investments in private technology companies. As of December 31, 2020, the Trust held 24 private investments, comprising 15% of total assets, or a total commitment of approximately $451 million.

Describe portfolio positioning at period end.

At period end, the Trust held 37% of portfolio assets in software stocks, 20% in internet, 17% in services, 15% in semiconductors, 9% in hardware and 2% in content & infrastructure. These industry exposures were the result of bottom-up stock selection.

As of December 31, 2020, the Trust had in place an option overwriting program whereby 22% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 6.6% out of the money) with an average time until expiration of 52 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Science and Technology Trust II (BSTZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security(a)	Percent of Total Investments
C3.AI, Inc.	4%
Tesla, Inc.	3
Farfetch Ltd.	2
Square, Inc.	2
Arrival Ltd.	2
Twilio, Inc.	2
Snap, Inc.	2
Kakao Corp.	2
Locaweb Servicos de Internet SA	2
Klarna Holdings AB	2

INDUSTRYCOMPOSITION
Industry(a)(b)	12/31/20		12/31/19
Software	30%		26%
IT Services	19		17
Semiconductors & Semiconductor Equipment	15		20
Internet & Direct Marketing Retail	7		7
Interactive Media & Services	7		5
Automobiles	6		1
Entertainment	3		3
Electronic Equipment, Instruments & Components	2		6
Diversified Consumer Services	2		3
Banks	2		1
Health Care Technology	1		2
Multi-line Retail	1		2
Road & Rail	1		1
Capital Markets	1		1
Specialty Retail	1		—
Food Products	1		—
Diversified Telecommunication Services	1		1
Professional Services	—	(c)	1
Communications Equipment	—	(c)	2
Hotels, Restaurants & Leisure	—	(c)	1

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s long-term investments.

T R U S T S U M M A R Y	37

Trust Summary as of December 31, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($25.04)(a)	5.80%
Current Monthly Distribution per Common Share(b)	$0.1210
Current Annualized Distribution per Common Share(b)	$1.4520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$25.04	$22.31	12.24%	$25.09	$12.48
Net Asset Value	23.80	22.02	8.08	23.80	15.06

Market Price and Net Asset Value History for the Past Five Years

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of December 31, 2020 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Performance and Portfolio Management Commentary

Returns for the twelve months ended December 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BUI(a)(b)	20.32%	15.87%
MSCI World Select Energy, Utilities and Industry Call Overwrite Index(c)	N/A	(0.71)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI World Select Energy, Utilities and Industry Call Overwrite Index incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributors to relative returns were the Trust’s positions in wind-power utility companies. Among individual companies, Spanish renewable energy utility EDP Renovaveis SA and Danish wind turbine manufacturer Vestas Wind Systems A/S were notable performers, due largely to a favorable policy environment and the prospects for potentially beneficial changes to tariffs. Vestas also won multiple orders for large-scale projects and offered an upbeat outlook for future orders. Elsewhere, several of the Trust’s positions in solar energy systems providers benefited from strong stock-price performance, including First Solar, Inc., Canadian Solar, Inc., and Sunrun, Inc. In particular, Sunrun saw little impact on its business from the COVID-19 pandemic and agreed to acquire industry peer Vivint Solar, Inc.

The largest detractor from relative returns came from the Trust’s stock selection decisions with respect to certain companies in the electric utilities and building products industries. Specifically, the Trust’s lack of a position in Japanese air conditioning system manufacturer Daikin Industries Ltd. weighed on relative performance, as the stock rose sharply during the period. The Trust’s lack of a position in Danish multinational power company Orsted A/S also detracted. Finally, a small cash position held back relative returns in a rising market.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the 12-month period.

Describe recent portfolio activity.

During the first half of the period, the Trust took advantage of heightened market volatility to increase its exposure to companies playing a role in the energy transition from fossil-fuel based energy sources to renewable energy. In particular, the Trust added to positions in clean-power utilities, as well as companies in the solar power value chain. Later in the period, however, the Trust reduced exposure to the solar power industry following strong stock performance.

Describe portfolio positioning at period end.

At period end, the utilities sector accounted for approximately 55% of the Trust’s assets. The Trust had approximately 25% and 7% of its assets invested in the industrials and energy sectors respectively, and the remainder was invested in other infrastructure- and power-related sectors.

As of December 31, 2020, the Trust had an options overwriting program in place whereby approximately 34% of the underlying equities were overwritten with call options. These call options were typically written at levels above prevailing market prices (estimated to be 3.3% out of the money) with an average time until expiration of 56 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	39

Trust Summary as of December 31, 2020 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security(a)	Percent of Total Investments
NextEra Energy, Inc.	9%
Enel SpA	6
Iberdrola SA	4
EDP Renovaveis SA	4
Vestas Wind Systems A/S	3
RWE AG	3
Dominion Energy, Inc.	3
National Grid PLC	3
Vinci SA	3
Waste Management, Inc.	2

INDUSTRYCOMPOSITION
Industry(a)(b)	12/31/20	12/31/19
Electric Utilities	33%	31%
Multi-Utilities	14	17
Independent Power and Renewable Electricity Producers	8	8
Oil, Gas & Consumable Fuels	8	11
Electrical Equipment	7	9
Building Products	7	5
Chemicals	5	6
Semiconductors & Semiconductor Equipment	5	3
Commercial Services & Supplies	4	2
Construction & Engineering	4	5
Electronic Equipment, Instruments & Components	3	2
Machinery	2	1

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 3.9%
Baker Hughes, Inc. Class A	203,272	$4,238,221
Darling Ingredients, Inc.(a)	52,500	3,028,200
Schlumberger NV	87,167	1,902,856

		9,169,277

Oil, Gas & Consumable Fuels — 96.9%
Aker BP ASA	174,421	4,401,334
BP PLC	4,323,500	14,919,283
Cairn Energy PLC(a)	1,144,126	3,280,591
Canadian Natural Resources Ltd.	203,024	4,879,020
Chevron Corp.(b)(c)	408,323	34,482,877
CNOOC Ltd.	3,700,000	3,394,459
Concho Resources, Inc.	55,097	3,214,910
ConocoPhillips(c)	273,189	10,924,828
Enbridge, Inc.	152,200	4,867,674
EOG Resources, Inc.	57,634	2,874,208
Equinor ASA	282,500	4,767,605
Exxon Mobil Corp.(b)	283,611	11,690,445
Galp Energia SGPS SA	481,598	5,103,203
Hess Corp.	119,300	6,297,847
Kinder Morgan, Inc.	582,014	7,956,131
Kosmos Energy Ltd.(a)	1,306,265	3,069,723
Lukoil PJSC - ADR	36,241	2,464,859
Marathon Petroleum Corp.	30,788	1,273,392
Oil Search Ltd.(a)	883,663	2,532,521
Petroleo Brasileiro SA, ADR	432,901	4,861,478
Pioneer Natural Resources Co.	63,858	7,272,788
Royal Dutch Shell PLC, Class A, ADR	745,253	26,188,190
Santos Ltd.	675,280	3,270,183
Suncor Energy, Inc.	531,669	8,917,537
TC Energy Corp.	237,666	9,662,358

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Total SA	586,530	$25,315,924
Valero Energy Corp.	94,572	5,349,938
Williams Cos., Inc.	364,401	7,306,240

		230,539,546

Total Long-Term Investments — 100.8% (Cost: $265,901,573)		239,708,823

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(d)(e)	3,418,486	3,418,486
Total Short-Term Securities — 1.4% (Cost: $3,418,486)		3,418,486

Total Investments Before Options Written — 102.2% (Cost: $269,320,059)		243,127,309

Options Written — (1.3)% (Premiums Received: $(3,306,044))		(3,139,751)

Total Investments, Net of Options Written — 100.9% (Cost: $266,014,015)		239,987,558
Liabilities in Excess of Other Assets — (0.9)%		(2,119,080)

Net Assets — 100.0%		$237,868,478

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Affiliate of the Trust.

(e) Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$12,745,390	$—	$(9,326,904	)(a)	$—	$—	$3,418,486	3,418,486	$41,384	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
ConocoPhillips	60	01/08/21	USD	42.50	USD	240	$(1,470)
Exxon Mobil Corp.	732	01/08/21	USD	42.50	USD	3,017	(24,156)
Kinder Morgan, Inc.	315	01/08/21	USD	15.00	USD	431	(1,575)
Pioneer Natural Resources Co.	30	01/08/21	USD	117.00	USD	342	(5,775)

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2020	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Baker Hughes, Inc. Class A	448	01/15/21	USD	20.00	USD	934	$(57,120)
Canadian Natural Resources Ltd.	200	01/15/21	CAD	30.00	CAD	612	(19,247)
Canadian Natural Resources Ltd.	12	01/15/21	CAD	34.00	CAD	37	(85)
Chevron Corp.	276	01/15/21	USD	87.50	USD	2,331	(33,810)
Chevron Corp.	584	01/15/21	USD	90.00	USD	4,932	(37,668)
ConocoPhillips	86	01/15/21	USD	45.00	USD	344	(1,935)
Darling Ingredients, Inc.	137	01/15/21	USD	50.00	USD	790	(110,970)
Enbridge, Inc.	249	01/15/21	CAD	39.00	CAD	1,014	(36,482)
Kinder Morgan, Inc.	654	01/15/21	USD	13.00	USD	894	(52,974)
Marathon Petroleum Corp.	131	01/15/21	USD	42.50	USD	542	(15,000)
Petroleo Brasileiro SA, ADR	641	01/15/21	USD	9.00	USD	720	(142,622)
Pioneer Natural Resources Co.	190	01/15/21	USD	105.00	USD	2,164	(190,950)
Royal Dutch Shell PLC, Class A	679	01/15/21	USD	27.50	USD	2,386	(519,435)
Royal Dutch Shell PLC, Class A	705	01/15/21	USD	40.00	USD	2,477	(7,050)
Suncor Energy, Inc.	490	01/15/21	CAD	22.00	CAD	1,046	(17,130)
Suncor Energy, Inc.	782	01/15/21	CAD	24.00	CAD	1,669	(6,451)
Suncor Energy, Inc.	782	01/15/21	CAD	25.00	CAD	1,670	(3,993)
TC Energy Corp.	434	01/15/21	CAD	58.00	CAD	2,246	(2,046)
Valero Energy Corp.	99	01/15/21	USD	55.00	USD	560	(30,195)
Valero Energy Corp.	186	01/15/21	USD	60.00	USD	1,052	(16,275)
Williams Cos., Inc.	114	01/15/21	USD	21.00	USD	229	(2,109)
Baker Hughes, Inc. Class A	330	01/22/21	USD	23.40	USD	688	(6,504)
Chevron Corp.	358	01/22/21	USD	91.50	USD	3,023	(27,208)
Concho Resources, Inc.	105	01/22/21	USD	61.50	USD	613	(12,600)
ConocoPhillips	103	01/22/21	USD	44.50	USD	412	(4,687)
Enbridge, Inc.	332	01/22/21	CAD	43.50	CAD	1,352	(2,608)
Exxon Mobil Corp.	181	01/22/21	USD	43.00	USD	746	(13,575)
Hess Corp.	228	01/22/21	USD	57.50	USD	1,204	(20,748)
Kinder Morgan, Inc.	614	01/22/21	USD	15.50	USD	839	(2,763)
Petroleo Brasileiro SA, ADR	459	01/22/21	USD	11.00	USD	515	(25,933)
Royal Dutch Shell PLC, Class A	816	01/22/21	USD	38.50	USD	2,867	(44,880)
Valero Energy Corp.	76	01/22/21	USD	60.00	USD	430	(9,880)
Williams Cos., Inc.	426	01/22/21	USD	23.00	USD	854	(2,130)
Chevron Corp.	358	01/29/21	USD	92.50	USD	3,023	(43,318)
Concho Resources, Inc.	105	01/29/21	USD	61.50	USD	613	(15,750)
ConocoPhillips	255	01/29/21	USD	43.50	USD	1,020	(21,420)
ConocoPhillips	368	01/29/21	USD	40.50	USD	1,472	(65,688)
EOG Resources, Inc.	192	01/29/21	USD	54.50	USD	957	(18,336)
Kinder Morgan, Inc.	641	01/29/21	USD	15.50	USD	876	(5,128)
Petroleo Brasileiro SA, ADR	329	01/29/21	USD	11.50	USD	369	(14,970)
Pioneer Natural Resources Co.	23	01/29/21	USD	115.00	USD	262	(12,765)
Royal Dutch Shell PLC, Class A	647	01/29/21	USD	38.50	USD	2,273	(42,055)
Schlumberger NV	340	01/29/21	USD	23.00	USD	742	(25,500)
Williams Cos., Inc.	426	01/29/21	USD	23.01	USD	854	(3,925)
Williams Cos., Inc.	426	02/05/21	USD	23.01	USD	854	(5,276)
Canadian Natural Resources Ltd.	559	02/19/21	CAD	32.00	CAD	1,710	(49,624)
ConocoPhillips	172	02/19/21	USD	43.00	USD	688	(25,026)
Darling Ingredients, Inc.	63	02/19/21	USD	60.00	USD	363	(16,380)
Exxon Mobil Corp.	170	02/19/21	USD	45.00	USD	701	(17,765)
Hess Corp.	228	02/19/21	USD	57.50	USD	1,204	(48,450)
Petroleo Brasileiro SA, ADR	225	02/19/21	USD	10.00	USD	253	(32,512)
TC Energy Corp.	474	02/19/21	CAD	58.00	CAD	2,453	(9,496)

							$(1,983,423)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Lukoil PJSC - ADR	Goldman Sachs International	5,100	01/05/21	USD	65.05	USD	347	$(18,765)
Total SA	Goldman Sachs International	49,400	01/05/21	EUR	35.70	EUR	1,745	(11,298)

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Energy and Resources Trust (BGR)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Aker BP ASA	Barclays Bank PLC	21,800	01/06/21	NOK	184.60	NOK	4,717	$(80,826)
Statoil ASA	Morgan Stanley & Co. International PLC	44,000	01/06/21	NOK	146.05	NOK	6,367	(11,673)
BP PLC	Goldman Sachs International	596,500	01/07/21	GBP	2.14	GBP	1,505	(317,077)
Galp Energia SGPS SA	Goldman Sachs International	68,500	01/07/21	EUR	7.54	EUR	594	(95,039)
CNOOC Ltd.	Morgan Stanley & Co. International PLC	800,000	01/12/21	HKD	7.58	HKD	5,690	(8,722)
Lukoil PJSC—ADR	Goldman Sachs International	7,000	01/12/21	USD	57.65	USD	476	(80,537)
Total SA	Credit Suisse International	23,100	01/12/21	EUR	35.67	EUR	816	(11,230)
Total SA	Goldman Sachs International	20,400	01/12/21	EUR	28.29	EUR	721	(175,427)
Santos Ltd.	JPMorgan Chase Bank N.A.	245,700	01/13/21	AUD	6.19	AUD	1,543	(43,514)
BP PLC	Credit Suisse International	139,500	01/15/21	GBP	2.45	GBP	352	(24,843)
Statoil ASA	Morgan Stanley & Co. International PLC	44,000	01/15/21	NOK	147.47	NOK	6,367	(16,040)
BP PLC	Goldman Sachs International	570,000	01/20/21	GBP	2.75	GBP	1,438	(20,647)
Oil Search Ltd.	UBS AG	118,000	01/20/21	AUD	3.84	AUD	439	(7,116)
BP PLC	Credit Suisse International	373,200	01/26/21	GBP	2.86	GBP	942	(9,172)
Equinor ASA	Morgan Stanley & Co. International PLC	19,900	01/27/21	NOK	150.90	NOK	2,879	(7,431)
Galp Energia SGPS SA	Barclays Bank PLC	115,500	01/27/21	EUR	9.58	EUR	1,002	(29,744)
Total SA	Goldman Sachs International	62,500	01/27/21	EUR	38.06	EUR	2,208	(21,318)
Santos Ltd.	JPMorgan Chase Bank N.A.	12,400	01/28/21	AUD	6.76	AUD	78	(916)
Aker BP ASA	Morgan Stanley & Co. International PLC	44,800	02/02/21	NOK	223.50	NOK	9,693	(26,998)
CNOOC Ltd.	UBS AG	606,000	02/02/21	HKD	6.94	HKD	4,310	(42,895)
Oil Search Ltd.	JPMorgan Chase Bank N.A.	219,700	02/03/21	AUD	3.65	AUD	817	(35,806)
Total SA	Barclays Bank PLC	68,800	02/03/21	EUR	36.63	EUR	2,431	(59,294)

								$(1,156,328)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$1,667,571	$(1,501,278)	$(3,139,751)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$3,139,751	$—	$—	$—	$3,139,751

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(3,816,216)	$—	$—	$—	$(3,816,216)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$1,280,070	$—	$—	$—	$1,280,070

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$2,380,286

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2020	BlackRock Energy and Resources Trust (BGR)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$3,139,751

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,139,751

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,983,423)

Total derivative assets and liabilities subject to an MNA	$—	$1,156,328

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$169,864	$—	$(169,864)	$—	$—
Credit Suisse International	45,245	—	(45,245)	—	—
Goldman Sachs International	740,108	—	(740,108)	—	—
JPMorgan Chase Bank N.A	80,236	—	—	—	80,236
Morgan Stanley & Co. International PLC	70,864	—	(70,864)	—	—
UBS AG	50,011	—	—	—	50,011

	$1,156,328	$—	$(1,026,081)	$—	$130,247

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$9,169,277	$—	$—	$9,169,277
Oil, Gas & Consumable Fuels	161,089,584	69,449,962	—	230,539,546
Short-Term Securities
Money Market Funds	3,418,486	—	—	3,418,486

	$173,677,347	$69,449,962	$—	$243,127,309

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,967,718)	$(1,172,033)	$—	$(3,139,751)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
BAE Systems PLC, ADR	431,524	$11,715,877

Automobiles — 2.0%
General Motors Co.(a)	401,550	16,720,542

Banks — 3.4%
Bank of America Corp.(b)	425,083	12,884,266
JPMorgan Chase & Co.	126,481	16,071,940

		28,956,206

Beverages — 1.7%
Coca-Cola Co.	258,748	14,189,740

Biotechnology — 0.7%
Biogen, Inc.(a)	23,533	5,762,290

Capital Markets — 3.2%
Intercontinental Exchange, Inc.	67,814	7,818,276
Morgan Stanley	218,301	14,960,168
Raymond James Financial, Inc.(a)	48,875	4,675,871

		27,454,315

Chemicals — 3.4%
Axalta Coating Systems Ltd.(a)	328,225	9,370,824
Corteva, Inc.	490,682	18,999,207

		28,370,031

Communications Equipment(a) — 2.9%
Ciena Corp.	158,490	8,376,196
Cisco Systems, Inc.	356,209	15,940,353

		24,316,549

Construction & Engineering — 1.6%
Quanta Services, Inc.	188,868	13,602,273

Consumer Finance — 1.9%
Ally Financial, Inc.	283,440	10,107,471
Capital One Financial Corp.	58,525	5,785,196

		15,892,667

Diversified Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B(a)	95,508	22,145,440

Electronic Equipment, Instruments & Components — 0.2%
Vontier Corp.(a)	48,775	1,629,085

Food & Staples Retailing — 1.2%
Walmart, Inc.	73,439	10,586,232

Health Care Equipment & Supplies — 1.1%
Koninklijke Philips NV, NY Shares(a)	174,159	9,434,193

Health Care Providers & Services — 6.7%
Anthem, Inc.	40,910	13,135,792
Humana, Inc.	16,528	6,780,943
Laboratory Corp. of America Holdings(a)	63,675	12,961,046
UnitedHealth Group, Inc.	67,013	23,500,119

		56,377,900

Health Care Technology — 0.2%
Veeva Systems, Inc., Class A(a)	7,040	1,916,640

Security	Shares	Value

Insurance — 1.0%
Fidelity National Financial, Inc.	135,607	$5,300,877
Reinsurance Group of America, Inc.	24,842	2,879,188

		8,180,065

Interactive Media & Services(a) — 8.3%
Alphabet, Inc., Class A(b)	24,968	43,759,916
Facebook, Inc., Class A	96,539	26,370,593

		70,130,509

Internet & Direct Marketing Retail(a) — 5.5%
Alibaba Group Holding Ltd., ADR	43,423	10,105,835
Amazon.com, Inc.	11,033	35,933,709

		46,039,544

IT Services — 6.3%
Cognizant Technology Solutions Corp., Class A	204,027	16,720,012
FleetCor Technologies, Inc.(a)	46,319	12,637,213
Visa, Inc., Class A(b)	108,986	23,838,508

		53,195,733

Machinery — 2.2%
Fortive Corp.	132,313	9,370,407
Otis Worldwide Corp.	137,827	9,310,214

		18,680,621

Media — 3.6%
Comcast Corp., Class A(a)	400,807	21,002,287
Fox Corp., Class A	335,535	9,770,779

		30,773,066

Multi-line Retail(a) — 2.7%
Dollar General Corp.	25,901	5,446,980
Dollar Tree, Inc.	162,022	17,504,857

		22,951,837

Oil, Gas & Consumable Fuels — 2.8%
BP PLC, ADR	257,159	5,276,903
Chevron Corp.	97,193	8,207,949
ConocoPhillips	248,359	9,931,876

		23,416,728

Personal Products — 1.7%
Unilever PLC, ADR	240,598	14,522,495

Pharmaceuticals — 2.2%
Novo Nordisk A/S, ADR	96,803	6,761,690
Sanofi, ADR	240,322	11,677,246

		18,438,936

Professional Services — 1.4%
Robert Half International, Inc.	185,410	11,584,417

Real Estate Management & Development — 1.1%
CBRE Group, Inc., Class A(a)	146,164	9,167,406

Road & Rail — 1.6%
Norfolk Southern Corp.	56,140	13,339,425

Semiconductors & Semiconductor Equipment — 4.8%
Applied Materials, Inc.(a)	196,540	16,961,402
NXP Semiconductors NV	30,318	4,820,865
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	170,335	18,573,329

		40,355,596

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 7.7%
CDK Global, Inc.	207,532	$10,756,383
Microsoft Corp.(b)	242,061	53,839,208

		64,595,591

Specialty Retail(a) — 3.5%
Lowe’s Cos., Inc.	45,239	7,261,312
O’Reilly Automotive, Inc.	19,472	8,812,443
Ross Stores, Inc.	108,948	13,379,904

		29,453,659

Technology Hardware, Storage & Peripherals — 7.3%
Apple, Inc.(c)	463,960	61,562,852

Textiles, Apparel & Luxury Goods — 0.6%
Skechers USA, Inc., Class A(a)	147,765	5,310,674

Tobacco — 0.1%
Altria Group, Inc.(b)	30,630	1,255,830

Wireless Telecommunication Services — 1.6%
Vodafone Group PLC, ADR	800,427	13,191,037

Total Long-Term Investments — 100.2% (Cost: $545,406,703)		845,216,001

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(d)(e)	11,614,004	11,614,004

Total Short-Term Securities — 1.4% (Cost: $11,614,004)		11,614,004

Total Investments Before Options Written — 101.6% (Cost: $557,020,707)		856,830,005

Options Written — (1.6)% (Premiums Received: $(12,578,558))		(13,103,270)

Total Investments, Net of Options Written — 100.0% (Cost: $544,442,149)		843,726,735
Liabilities in Excess of Other Assets — 0.0%		(53,533)

Net Assets — 100.0%		$843,673,202

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,423,595	$7,190,409	(a)	$—	$—	$—	$11,614,004	11,614,004	$22,692	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Apple, Inc.	258	01/06/21	USD	124.00	USD	3,423	$(229,663)
Microsoft Corp.	150	01/06/21	USD	221.00	USD	3,336	(60,279)
Alibaba Group Holding Ltd., ADR	8	01/08/21	USD	277.50	USD	186	(116)
Alphabet, Inc., Class A	41	01/08/21	USD	1,842.50	USD	7,186	(6,868)
Amazon.com, Inc.	30	01/08/21	USD	3,300.00	USD	9,771	(93,975)
Anthem, Inc.	75	01/08/21	USD	335.00	USD	2,408	(14,250)
Apple, Inc.	329	01/08/21	USD	130.00	USD	4,366	(132,422)
Applied Materials, Inc.	358	01/08/21	USD	84.50	USD	3,090	(120,825)
Bank of America Corp.	195	01/08/21	USD	30.00	USD	591	(13,553)
Bank of America Corp.	362	01/08/21	USD	27.66	USD	1,097	(96,971)
Bank of America Corp.	82	01/08/21	USD	29.06	USD	249	(11,529)
Bank of America Corp.	120	01/08/21	USD	29.58	USD	364	(12,243)
Berkshire Hathaway, Inc., Class B	210	01/08/21	USD	230.00	USD	4,869	(76,650)
Biogen, Inc.	37	01/08/21	USD	267.50	USD	906	(3,700)
BP PLC, ADR	296	01/08/21	USD	21.00	USD	607	(7,696)
Ciena Corp.	286	01/08/21	USD	48.00	USD	1,512	(141,570)
Ciena Corp.	54	01/08/21	USD	55.00	USD	285	(1,269)
Cognizant Technology Solutions Corp., Class A	340	01/08/21	USD	80.00	USD	2,786	(93,500)
ConocoPhillips	410	01/08/21	USD	42.50	USD	1,640	(10,045)
ConocoPhillips	144	01/08/21	USD	46.00	USD	576	(1,296)
Dollar General Corp.	48	01/08/21	USD	217.50	USD	1,009	(1,320)
Facebook, Inc., Class A	129	01/08/21	USD	290.00	USD	3,524	(7,998)
JPMorgan Chase & Co.	196	01/08/21	USD	117.75	USD	2,491	(167,597)
JPMorgan Chase & Co.	87	01/08/21	USD	120.00	USD	1,106	(62,205)
Lowe’s Cos., Inc.	141	01/08/21	USD	157.50	USD	2,263	(59,572)
Microsoft Corp.	227	01/08/21	USD	222.50	USD	5,049	(65,035)
Morgan Stanley	318	01/08/21	USD	66.00	USD	2,179	(90,948)
Ross Stores, Inc.	65	01/08/21	USD	112.00	USD	798	(72,150)
UnitedHealth Group, Inc.	62	01/08/21	USD	340.00	USD	2,174	(88,195)
UnitedHealth Group, Inc.	16	01/08/21	USD	360.00	USD	561	(4,912)
Visa, Inc., Class A	20	01/08/21	USD	212.50	USD	437	(14,200)
Walmart, Inc.	132	01/08/21	USD	152.50	USD	1,903	(1,320)
Alibaba Group Holding Ltd., ADR	40	01/15/21	USD	270.00	USD	931	(1,640)
Ally Financial, Inc.	504	01/15/21	USD	32.00	USD	1,797	(195,300)
Alphabet, Inc., Class A	26	01/15/21	USD	1,780.00	USD	4,557	(62,140)
Altria Group, Inc.	276	01/15/21	USD	42.50	USD	1,132	(7,452)
Amazon.com, Inc.	10	01/15/21	USD	3,400.00	USD	3,257	(24,875)
Apple, Inc.	636	01/15/21	USD	125.00	USD	8,439	(564,450)
Applied Materials, Inc.	135	01/15/21	USD	80.00	USD	1,165	(91,125)
Axalta Coating Systems Ltd.	684	01/15/21	USD	28.30	USD	1,953	(60,340)
Bank of America Corp.	120	01/15/21	USD	30.00	USD	364	(11,160)
Bank of America Corp.	456	01/15/21	USD	26.00	USD	1,382	(198,360)
Bank of America Corp.	82	01/15/21	USD	29.00	USD	249	(13,202)
Biogen, Inc.	46	01/15/21	USD	275.00	USD	1,126	(16,100)
BP PLC, ADR	118	01/15/21	USD	20.00	USD	242	(11,151)
Capital One Financial Corp.	210	01/15/21	USD	97.50	USD	2,076	(76,650)
CBRE Group, Inc., Class A	210	01/15/21	USD	59.95	USD	1,317	(69,387)
CDK Global, Inc.	373	01/15/21	USD	51.00	USD	1,933	(67,419)
Chevron Corp.	138	01/15/21	USD	87.50	USD	1,165	(16,905)
Chevron Corp.	235	01/15/21	USD	90.00	USD	1,985	(15,158)
Ciena Corp.	286	01/15/21	USD	48.00	USD	1,512	(143,715)
Ciena Corp.	54	01/15/21	USD	55.00	USD	285	(2,835)
Cognizant Technology Solutions Corp., Class A	216	01/15/21	USD	75.00	USD	1,770	(158,760)
Cognizant Technology Solutions Corp., Class A	268	01/15/21	USD	82.50	USD	2,196	(40,200)
Comcast Corp., Class A	300	01/15/21	USD	45.00	USD	1,572	(222,750)
Comcast Corp., Class A	219	01/15/21	USD	50.00	USD	1,148	(56,064)
ConocoPhillips	96	01/15/21	USD	45.00	USD	384	(2,160)
Corteva, Inc.	393	01/15/21	USD	38.00	USD	1,522	(56,002)
Dollar General Corp.	100	01/15/21	USD	115.00	USD	1,080	(3,550)
Facebook, Inc., Class A	82	01/15/21	USD	295.00	USD	2,240	(10,045)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Fidelity National Financial, Inc.	186	01/15/21	USD	36.25	USD	727	$(55,362)
FleetCor Technologies, Inc.	98	01/15/21	USD	270.00	USD	2,674	(82,810)
Fortive Corp.	250	01/15/21	USD	70.00	USD	1,771	(48,125)
General Motors Co.	77	01/15/21	USD	47.00	USD	321	(1,194)
Intercontinental Exchange, Inc.	305	01/15/21	USD	115.00	USD	3,516	(65,575)
Intercontinental Exchange, Inc.	48	01/15/21	USD	110.00	USD	553	(27,840)
JPMorgan Chase & Co.	106	01/15/21	USD	120.00	USD	1,347	(78,175)
Koninklijke Philips NV, NY Shares	567	01/15/21	USD	52.49	USD	3,071	(129,689)
Laboratory Corp. of America Holdings	196	01/15/21	USD	210.00	USD	3,990	(28,910)
Microsoft Corp.	150	01/15/21	USD	220.00	USD	3,336	(85,125)
Morgan Stanley	341	01/15/21	USD	57.50	USD	2,337	(381,067)
Norfolk Southern Corp.	127	01/15/21	USD	250.00	USD	3,018	(13,970)
Novo Nordisk A/S, ADR	307	01/15/21	USD	70.00	USD	2,144	(36,840)
NXP Semiconductors NV	115	01/15/21	USD	165.00	USD	1,829	(24,380)
Otis Worldwide Corp.	608	01/15/21	USD	70.00	USD	4,107	(22,800)
Quanta Services, Inc.	393	01/15/21	USD	70.90	USD	2,830	(104,263)
Raymond James Financial, Inc.	151	01/15/21	USD	90.00	USD	1,445	(87,580)
Raymond James Financial, Inc.	88	01/15/21	USD	95.00	USD	842	(19,800)
Reinsurance Group of America, Inc.	78	01/15/21	USD	120.00	USD	904	(12,675)
Reinsurance Group of America, Inc.	78	01/15/21	USD	125.00	USD	904	(4,095)
Robert Half International, Inc.	139	01/15/21	USD	65.00	USD	868	(8,688)
Skechers USA, Inc., Class A	133	01/15/21	USD	35.00	USD	478	(22,943)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	236	01/15/21	USD	105.00	USD	2,573	(143,370)
Unilever PLC, ADR	183	01/15/21	USD	60.00	USD	1,105	(20,130)
UnitedHealth Group, Inc.	47	01/15/21	USD	360.00	USD	1,648	(21,620)
Veeva Systems, Inc., Class A	57	01/15/21	USD	300.00	USD	1,552	(6,840)
Vodafone Group PLC, ADR	580	01/15/21	USD	18.00	USD	956	(2,030)
Walmart, Inc.	102	01/15/21	USD	155.00	USD	1,470	(1,887)
Alphabet, Inc., Class A	41	01/22/21	USD	1,860.00	USD	7,186	(38,745)
Alphabet, Inc., Class A	46	01/22/21	USD	1,810.00	USD	8,062	(99,820)
Amazon.com, Inc.	7	01/22/21	USD	3,275.00	USD	2,280	(56,420)
Apple, Inc.	253	01/22/21	USD	128.00	USD	3,357	(178,997)
Apple, Inc.	267	01/22/21	USD	135.00	USD	3,543	(89,445)
Applied Materials, Inc.	197	01/22/21	USD	95.00	USD	1,700	(9,850)
Bank of America Corp.	253	01/22/21	USD	30.41	USD	767	(22,134)
Berkshire Hathaway, Inc., Class B	213	01/22/21	USD	232.50	USD	4,939	(83,602)
BP PLC, ADR	172	01/22/21	USD	23.50	USD	353	(1,892)
CBRE Group, Inc., Class A	250	01/22/21	USD	66.15	USD	1,568	(15,252)
Chevron Corp.	119	01/22/21	USD	91.50	USD	1,005	(9,044)
Ciena Corp.	245	01/22/21	USD	50.00	USD	1,295	(84,525)
Cisco Systems, Inc.	222	01/22/21	USD	44.50	USD	993	(19,758)
Cisco Systems, Inc.	88	01/22/21	USD	45.00	USD	394	(6,160)
Coca-Cola Co.	164	01/22/21	USD	53.50	USD	899	(31,160)
Cognizant Technology Solutions Corp., Class A	73	01/22/21	USD	80.50	USD	598	(21,900)
Comcast Corp., Class A	771	01/22/21	USD	53.50	USD	4,040	(52,428)
ConocoPhillips	206	01/22/21	USD	44.50	USD	824	(9,373)
Dollar General Corp.	570	01/22/21	USD	115.00	USD	6,158	(43,605)
Facebook, Inc., Class A	317	01/22/21	USD	285.00	USD	8,659	(144,235)
Fox Corp., Class A	456	01/22/21	USD	30.50	USD	1,328	(23,940)
General Motors Co.	235	01/22/21	USD	47.00	USD	979	(5,405)
General Motors Co.	4	01/22/21	USD	43.50	USD	17	(344)
JPMorgan Chase & Co.	115	01/22/21	USD	128.00	USD	1,461	(32,315)
Lowe’s Cos., Inc.	141	01/22/21	USD	157.50	USD	2,263	(78,960)
Microsoft Corp.	226	01/22/21	USD	222.50	USD	5,027	(114,130)
Microsoft Corp.	339	01/22/21	USD	227.50	USD	7,540	(98,310)
Norfolk Southern Corp.	125	01/22/21	USD	240.00	USD	2,970	(61,250)
Skechers USA, Inc., Class A	410	01/22/21	USD	37.50	USD	1,474	(35,875)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	132	01/22/21	USD	106.00	USD	1,439	(79,860)
Visa, Inc., Class A	118	01/22/21	USD	215.00	USD	2,581	(87,025)
Vodafone Group PLC, ADR	580	01/22/21	USD	18.00	USD	956	(7,830)
Walmart, Inc.	120	01/22/21	USD	152.50	USD	1,730	(6,780)
CDK Global, Inc.	353	01/27/21	USD	52.00	USD	1,830	(70,184)

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alibaba Group Holding Ltd., ADR	225	01/29/21	USD	265.00	USD	5,236	$(40,950)
Altria Group, Inc.	29	01/29/21	USD	43.00	USD	119	(1,624)
Amazon.com, Inc.	8	01/29/21	USD	3,160.00	USD	2,606	(143,560)
Apple, Inc.	267	01/29/21	USD	131.00	USD	3,543	(178,890)
Bank of America Corp.	253	01/29/21	USD	30.41	USD	767	(24,003)
Berkshire Hathaway, Inc., Class B	125	01/29/21	USD	227.50	USD	2,898	(97,500)
Berkshire Hathaway, Inc., Class B	53	01/29/21	USD	225.00	USD	1,229	(46,243)
BP PLC, ADR	150	01/29/21	USD	22.50	USD	308	(4,725)
CBRE Group, Inc., Class A	488	01/29/21	USD	66.15	USD	3,061	(46,774)
Chevron Corp.	120	01/29/21	USD	92.50	USD	1,013	(14,520)
Coca-Cola Co.	165	01/29/21	USD	54.00	USD	905	(29,535)
Cognizant Technology Solutions Corp., Class A	290	01/29/21	USD	81.50	USD	2,377	(78,300)
Cognizant Technology Solutions Corp., Class A	28	01/29/21	USD	82.50	USD	229	(6,440)
Comcast Corp., Class A	1,063	01/29/21	USD	51.50	USD	5,570	(224,824)
ConocoPhillips	197	01/29/21	USD	43.50	USD	788	(16,548)
ConocoPhillips	324	01/29/21	USD	40.50	USD	1,296	(57,834)
Dollar General Corp.	113	01/29/21	USD	215.00	USD	2,376	(31,923)
Dollar General Corp.	350	01/29/21	USD	116.00	USD	3,781	(31,850)
Facebook, Inc., Class A	80	01/29/21	USD	295.00	USD	2,185	(33,400)
Fox Corp., Class A	39	01/29/21	USD	31.00	USD	114	(1,755)
General Motors Co.	401	01/29/21	USD	46.75	USD	1,670	(20,694)
General Motors Co.	5	01/29/21	USD	44.00	USD	21	(490)
Humana, Inc.	29	01/29/21	USD	412.50	USD	1,190	(36,540)
JPMorgan Chase & Co.	96	01/29/21	USD	121.25	USD	1,220	(65,505)
Microsoft Corp.	135	01/29/21	USD	227.50	USD	3,003	(68,512)
Morgan Stanley	650	01/29/21	USD	64.00	USD	4,454	(365,625)
Norfolk Southern Corp.	103	01/29/21	USD	240.00	USD	2,447	(72,100)
Skechers USA, Inc., Class A	387	01/29/21	USD	38.00	USD	1,391	(35,798)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	228	01/29/21	USD	113.00	USD	2,486	(74,670)
Visa, Inc., Class A	125	01/29/21	USD	215.00	USD	2,734	(107,500)
Vodafone Group PLC, ADR	736	01/29/21	USD	17.50	USD	1,213	(13,248)
Walmart, Inc.	103	01/29/21	USD	150.00	USD	1,485	(14,008)
Sanofi — ADR	757	02/01/21	USD	49.38	USD	3,678	(83,448)
Ally Financial, Inc.	505	02/05/21	USD	34.75	USD	1,801	(111,046)
Amazon.com, Inc.	14	02/05/21	USD	3,420.00	USD	4,560	(123,760)
Apple, Inc.	256	02/05/21	USD	144.00	USD	3,397	(67,712)
Cisco Systems, Inc.	83	02/05/21	USD	45.50	USD	371	(6,350)
Cisco Systems, Inc.	219	02/05/21	USD	44.55	USD	980	(26,393)
Coca-Cola Co.	576	02/05/21	USD	55.50	USD	3,159	(79,200)
Comcast Corp., Class A	113	02/05/21	USD	53.00	USD	592	(17,063)
Vodafone Group PLC, ADR	736	02/05/21	USD	17.55	USD	1,213	(20,893)
Cisco Systems, Inc.	386	02/12/21	USD	45.95	USD	1,727	(38,852)
Otis Worldwide Corp.	260	02/12/21	USD	67.25	USD	1,756	(75,639)
Apple, Inc.	656	02/19/21	USD	130.00	USD	8,704	(572,360)
Bank of America Corp.	233	02/19/21	USD	29.00	USD	706	(51,260)
BP PLC, ADR	171	02/19/21	USD	24.00	USD	351	(4,874)
Capital One Financial Corp.	158	02/19/21	USD	105.00	USD	1,562	(50,560)
Cisco Systems, Inc.	163	02/19/21	USD	45.00	USD	729	(26,080)
Cisco Systems, Inc.	83	02/19/21	USD	46.00	USD	371	(9,628)
Cognizant Technology Solutions Corp., Class A	70	02/19/21	USD	82.50	USD	574	(25,550)
Comcast Corp., Class A	31	02/19/21	USD	52.50	USD	162	(6,200)
ConocoPhillips	162	02/19/21	USD	43.00	USD	648	(23,571)
ConocoPhillips	25	02/19/21	USD	48.00	USD	100	(1,313)
Corteva, Inc.	463	02/19/21	USD	41.00	USD	1,793	(52,087)
Fidelity National Financial, Inc.	668	02/19/21	USD	38.10	USD	2,611	(153,609)
FleetCor Technologies, Inc.	64	02/19/21	USD	290.00	USD	1,746	(44,160)
Fortive Corp.	583	02/19/21	USD	75.00	USD	4,129	(84,535)
Fox Corp., Class A	92	02/19/21	USD	30.00	USD	268	(11,730)
Koninklijke Philips NV, NY Shares	418	02/19/21	USD	54.32	USD	2,264	(91,018)
Laboratory Corp. of America Holdings	205	02/19/21	USD	210.00	USD	4,173	(127,100)
Microsoft Corp.	297	02/19/21	USD	225.00	USD	6,606	(243,540)
Morgan Stanley	66	02/19/21	USD	72.50	USD	452	(11,616)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Novo Nordisk A/S, ADR	300	02/19/21	USD	75.00	USD	2,096	$(26,250)
O’Reilly Automotive, Inc.	68	02/19/21	USD	490.00	USD	3,077	(34,680)
Quanta Services, Inc.	601	02/19/21	USD	70.00	USD	4,328	(285,475)
Quanta Services, Inc.	195	02/19/21	USD	70.69	USD	1,404	(85,259)
Robert Half International, Inc.	509	02/19/21	USD	65.00	USD	3,180	(118,342)
Ross Stores, Inc.	319	02/19/21	USD	115.00	USD	3,918	(362,065)
Sanofi — ADR	757	02/19/21	USD	50.00	USD	3,678	(77,592)
Unilever PLC, ADR	147	02/19/21	USD	62.50	USD	887	(14,333)
Visa, Inc., Class A	118	02/19/21	USD	220.00	USD	2,581	(93,810)
Vodafone Group PLC, ADR	169	02/19/21	USD	18.00	USD	279	(4,563)

							$(12,550,507)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BAE Systems PLC, ADR	JPMorgan Chase Bank N.A.	40,200	01/06/21	USD	26.16	USD	1,091	$(44,484)
Koninklijke Philips NV, NY Shares	Credit Suisse International	11,200	01/06/21	USD	53.93	USD	607	(10,058)
Unilever PLC, ADR	Bank of America N.A.	18,300	01/06/21	USD	59.93	USD	1,105	(14,895)
Corteva, Inc.	Credit Suisse International	86,100	01/08/21	USD	35.75	USD	3,334	(263,405)
Unilever PLC, ADR	Morgan Stanley & Co. International PLC	10,700	01/11/21	USD	62.95	USD	646	(973)
BAE Systems PLC, ADR	JPMorgan Chase Bank N.A.	40,200	01/13/21	USD	26.16	USD	1,091	(51,028)
BAE Systems PLC, ADR	JPMorgan Chase Bank N.A.	40,200	01/20/21	USD	26.17	USD	1,092	(56,405)
Unilever PLC, ADR	Citibank N.A.	22,200	01/27/21	USD	60.18	USD	1,340	(33,816)
BAE Systems PLC, ADR	JPMorgan Chase Bank N.A.	30,400	01/28/21	USD	27.61	USD	825	(24,366)
Axalta Coating Systems Ltd.	Goldman Sachs International	49,500	02/16/21	USD	29.30	USD	1,413	(53,333)

								$(552,763)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$3,547,070	$ (4,071,782)	$ (13,103,270)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$13,103,270	$—	$—	$—	$13,103,270

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(44,862,223)	$—	$—	$—	$(44,862,223)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$2,067,363	$—	$—	$—	$2,067,363

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$11,668,897

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments Options	$—	$13,103,270

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	13,103,270

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(12,550,507)

Total derivative assets and liabilities subject to an MNA	$—	$552,763

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)

Bank of America N.A	$14,895	$—	$—	$(14,895)	$—
Citibank N.A	33,816	—	(33,816)	—	—
Credit Suisse International	273,463	—	—	—	273,463
Goldman Sachs International	53,333	—	—	—	53,333
JPMorgan Chase Bank N.A	176,283	—	(176,283)	—	—
Morgan Stanley & Co. International PLC	973	—	—	—	973

	$552,763	$—	$(210,099)	$(14,895)	$327,769

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$845,216,001	$—	$—	$845,216,001
Short-Term Securities
Money Market Funds	11,614,004	—	—	11,614,004

	$856,830,005	$—	$—	$856,830,005

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(10,514,932)	$(2,588,338)	$—	$(13,103,270)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.1%
BAE Systems PLC	5,386,436	$35,920,929

Air Freight & Logistics — 0.2%
FedEx Corp.	11,240	2,918,129

Automobiles — 2.0%
General Motors Co.(a)	845,100	35,189,964

Banks — 11.0%
Bank of America Corp.	1,769,472	53,632,696
Citigroup, Inc.(b)	1,025,502	63,232,453
JPMorgan Chase & Co.(b)	209,159	26,577,834
Wells Fargo & Co.(b)	1,586,448	47,879,001

		191,321,984

Beverages — 2.7%
Coca-Cola Co.	438,130	24,027,049
Constellation Brands, Inc., Class A	102,101	22,365,224

		46,392,273

Capital Markets — 6.5%
Charles Schwab Corp.	630,510	33,442,250
CME Group, Inc.	77,270	14,067,004
Morgan Stanley	492,294	33,736,908
Raymond James Financial, Inc.	327,920	31,372,106

		112,618,268

Chemicals — 2.4%
Corteva, Inc.	299,221	11,585,837
DuPont de Nemours, Inc.	218,923	15,567,614
PPG Industries, Inc.	97,780	14,101,832

		41,255,283

Communications Equipment — 3.3%
Cisco Systems, Inc.	889,218	39,792,505
Motorola Solutions, Inc.	105,810	17,994,049

		57,786,554

Consumer Finance — 0.8%
American Express Co.	121,880	14,736,511

Diversified Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B(a)	131,215	30,424,822
Equitable Holdings, Inc.	577,262	14,772,135

		45,196,957

Diversified Telecommunication Services — 3.3%
Verizon Communications, Inc.(b)	965,690	56,734,288

Electric Utilities — 1.9%
Edison International	272,860	17,141,065
Exelon Corp.	142,700	6,024,794
PPL Corp.	380,364	10,726,265

		33,892,124

Electrical Equipment — 0.2%
Siemens Energy AG(a)	77,065	2,824,394

Food Products — 0.7%
Danone SA	59,890	3,941,130
Nestle SA, Registered Shares	73,168	8,649,282

		12,590,412

Health Care Equipment & Supplies — 6.4%
Alcon, Inc.(a)	325,190	21,591,342

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Koninklijke Philips NV(a)	641,781	$34,571,159
Medtronic PLC	322,969	37,832,589
Zimmer Biomet Holdings, Inc.	112,730	17,370,566

		111,365,656

Health Care Providers & Services — 7.0%
Anthem, Inc.(b)	159,101	51,085,740
Cigna Corp.	24,280	5,054,610
CVS Health Corp.	314,822	21,502,343
Humana, Inc.	14,480	5,940,710
McKesson Corp.	84,086	14,624,237
UnitedHealth Group, Inc.	66,280	23,243,070

		121,450,710

Household Durables — 0.7%
Newell Brands, Inc.	539,676	11,457,322

Industrial Conglomerates — 3.0%
General Electric Co.	2,775,843	29,979,104
Siemens AG, Registered Shares	154,130	22,201,872

		52,180,976

Insurance — 7.5%
Allstate Corp.	111,657	12,274,454
American International Group, Inc.	1,175,986	44,522,830
Arthur J Gallagher & Co.	284,878	35,242,258
Fidelity National Financial, Inc.	419,519	16,398,998
First American Financial Corp.	52,340	2,702,314
MetLife, Inc.	425,413	19,973,140

		131,113,994

IT Services — 3.8%
Cognizant Technology Solutions Corp., Class A	390,399	31,993,198
Leidos Holdings, Inc.	64,520	6,782,343
Visa, Inc., Class A	124,803	27,298,160

		66,073,701

Media — 3.6%
Comcast Corp., Class A	809,755	42,431,162
Fox Corp., Class A	668,190	19,457,693

		61,888,855

Multi-line Retail — 0.3%
Dollar General Corp.	26,622	5,598,607

Multi-Utilities — 2.5%
Ameren Corp.	96,000	7,493,760
NiSource, Inc.	471,490	10,815,981
Public Service Enterprise Group, Inc.	434,035	25,304,240

		43,613,981

Oil, Gas & Consumable Fuels — 7.4%
BP PLC	2,644,260	9,124,659
ConocoPhillips	370,880	14,831,491
Enterprise Products Partners LP	1,281,901	25,112,441
Equinor ASA	902,240	15,226,634
Marathon Petroleum Corp.	800,596	33,112,650
Pioneer Natural Resources Co.	178,139	20,288,251
Williams Cos., Inc.	588,399	11,797,400

		129,493,526

Personal Products — 2.0%
Unilever PLC, ADR	584,530	35,282,231

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 4.3%
AstraZeneca PLC	196,348	$19,578,501
Bayer AG, Registered Shares	434,144	25,575,924
Sanofi	301,690	29,240,703

		74,395,128

Road & Rail — 1.1%
Union Pacific Corp.	88,320	18,389,990

Semiconductors & Semiconductor Equipment — 1.3%
Applied Materials, Inc.	110,200	9,510,260
NXP Semiconductors NV	86,720	13,789,347

		23,299,607

Software — 2.5%
CDK Global, Inc.	195,735	10,144,945
Microsoft Corp.	113,157	25,168,380
Open Text Corp.	183,693	8,350,684

		43,664,009

Specialty Retail — 2.3%
Lowe’s Cos., Inc.	42,040	6,747,840
Ross Stores, Inc.(a)	173,330	21,286,657
TJX Cos., Inc.	169,030	11,543,059

		39,577,556

Technology Hardware, Storage & Peripherals — 2.3%

Samsung Electronics Co. Ltd., Registered Shares,
GDR	21,729	39,520,438

Tobacco — 1.8%
Altria Group, Inc.	783,116	32,107,756

Trading Companies & Distributors — 0.7%
Ferguson PLC	97,960	11,902,182

Total Common Stocks — 100.2%
(Cost: $1,334,137,341)		1,741,754,295

Security	Shares	Value

Preferred Securities

Preferred Stocks — 1.3%

Household Products — 1.3%
Henkel AG & Co. KGaA, Preference Shares	203,170	$22,908,325

Total Preferred Securities — 1.3%
(Cost: $18,703,928)		22,908,325

Total Long-Term Investments — 101.5%
(Cost: $1,352,841,269)		1,764,662,620

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(c)(d)	12,016,637	12,016,637

Total Short-Term Securities — 0.7%
(Cost: $12,016,637)		12,016,637

Total Investments Before Options Written — 102.2%
(Cost: $1,364,857,906)		1,776,679,257

Options Written — (2.2)%
(Premiums Received: $(27,204,237))		(36,953,673)

Total Investments, Net of Options Written — 100.0%
(Cost: $1,337,653,669)		1,739,725,584

Liabilities in Excess of Other Assets — 0.0%		(603,279)

Net Assets — 100.0%		$1,739,122,305

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Affiliate of the Trust.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$12,016,637	(a)	$—	$—	$—	$12,016,637	12,016,637	$32,973	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Microsoft Corp.	99	01/06/21	USD	221.00	USD	2,202	$(39,784)
Allstate Corp.	305	01/08/21	USD	105.49	USD	3,353	(142,880)
Altria Group, Inc.	1,162	01/08/21	USD	42.50	USD	4,764	(13,944)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
American Express Co.	400	01/08/21	USD	125.00	USD	4,836	$(24,000)
American International Group, Inc.	909	01/08/21	USD	40.00	USD	3,441	(10,454)
Anthem, Inc.	159	01/08/21	USD	335.00	USD	5,105	(30,210)
Applied Materials, Inc.	188	01/08/21	USD	84.50	USD	1,622	(63,450)
Bank of America Corp.	422	01/08/21	USD	30.00	USD	1,279	(29,329)
Bank of America Corp.	1,535	01/08/21	USD	27.66	USD	4,653	(411,190)
Bank of America Corp.	601	01/08/21	USD	29.06	USD	1,822	(84,500)
Bank of America Corp.	512	01/08/21	USD	29.58	USD	1,552	(52,235)
Charles Schwab Corp.	906	01/08/21	USD	52.50	USD	4,805	(103,737)
Cigna Corp.	65	01/08/21	USD	212.50	USD	1,353	(25,513)
Citigroup, Inc.	471	01/08/21	USD	56.00	USD	2,904	(268,470)
CME Group, Inc.	209	01/08/21	USD	182.50	USD	3,805	(44,935)
ConocoPhillips	56	01/08/21	USD	42.50	USD	224	(1,372)
Constellation Brands, Inc., Class A	361	01/08/21	USD	212.50	USD	7,908	(359,195)
CVS Health Corp.	506	01/08/21	USD	70.00	USD	3,456	(23,782)
Dollar General Corp.	24	01/08/21	USD	217.50	USD	505	(660)
Enterprise Products Partners LP	1,271	01/08/21	USD	21.00	USD	2,490	(4,449)
FedEx Corp.	60	01/08/21	USD	305.00	USD	1,558	(690)
Fox Corp., Class A	1,062	01/08/21	USD	32.00	USD	3,093	(42,480)
JPMorgan Chase & Co.	257	01/08/21	USD	117.75	USD	3,266	(219,757)
JPMorgan Chase & Co.	174	01/08/21	USD	120.00	USD	2,211	(124,410)
Lowe’s Cos., Inc.	56	01/08/21	USD	157.50	USD	899	(23,660)
McKesson Corp.	91	01/08/21	USD	182.50	USD	1,583	(2,639)
Medtronic PLC	766	01/08/21	USD	116.00	USD	8,973	(168,137)
MetLife, Inc.	406	01/08/21	USD	49.50	USD	1,906	(3,857)
Microsoft Corp.	78	01/08/21	USD	222.50	USD	1,735	(22,347)
Morgan Stanley	1,369	01/08/21	USD	66.00	USD	9,382	(391,534)
Newell Brands, Inc.	1,080	01/08/21	USD	21.98	USD	2,293	(10,983)
NXP Semiconductors NV	124	01/08/21	USD	167.50	USD	1,972	(8,060)
Pioneer Natural Resources Co.	227	01/08/21	USD	117.00	USD	2,585	(43,697)
Ross Stores, Inc.	303	01/08/21	USD	112.00	USD	3,721	(336,330)
TJX Cos., Inc.	211	01/08/21	USD	66.00	USD	1,441	(55,915)
Union Pacific Corp.	242	01/08/21	USD	210.00	USD	5,039	(49,731)
UnitedHealth Group, Inc.	219	01/08/21	USD	360.00	USD	7,680	(67,233)
Verizon Communications, Inc.	1,480	01/08/21	USD	61.00	USD	8,695	(5,920)
Visa, Inc., Class A	57	01/08/21	USD	212.50	USD	1,247	(40,470)
Allstate Corp.	309	01/15/21	USD	105.00	USD	3,397	(168,405)
Altria Group, Inc.	1,272	01/15/21	USD	42.50	USD	5,215	(34,344)
American Express Co.	165	01/15/21	USD	125.00	USD	1,995	(21,038)
American International Group, Inc.	1,128	01/15/21	USD	40.00	USD	4,271	(36,660)
American International Group, Inc.	1,360	01/15/21	USD	42.00	USD	5,149	(12,920)
Anthem, Inc.	159	01/15/21	USD	340.00	USD	5,105	(33,788)
Arthur J Gallagher & Co.	680	01/15/21	USD	120.00	USD	8,412	(302,600)
AXA Equitable Holdings, Inc.	1,331	01/15/21	USD	24.75	USD	3,406	(178,069)
Bank of America Corp.	512	01/15/21	USD	30.00	USD	1,552	(47,616)
Bank of America Corp.	1,632	01/15/21	USD	26.00	USD	4,947	(709,920)
Bank of America Corp.	601	01/15/21	USD	29.00	USD	1,822	(96,761)
Berkshire Hathaway, Inc., Class B	308	01/15/21	USD	235.00	USD	7,142	(61,754)
CDK Global, Inc.	335	01/15/21	USD	51.00	USD	1,736	(60,551)
Charles Schwab Corp.	479	01/15/21	USD	50.00	USD	2,541	(161,662)
Citigroup, Inc.	921	01/15/21	USD	47.50	USD	5,679	(1,314,727)
CME Group, Inc.	129	01/15/21	USD	185.00	USD	2,348	(26,123)
Coca-Cola Co.	261	01/15/21	USD	55.00	USD	1,431	(21,924)
Cognizant Technology Solutions Corp., Class A	1,197	01/15/21	USD	75.00	USD	9,809	(879,795)
Comcast Corp., Class A	990	01/15/21	USD	45.00	USD	5,188	(735,075)
Comcast Corp., Class A	759	01/15/21	USD	50.00	USD	3,977	(194,304)
ConocoPhillips	449	01/15/21	USD	45.00	USD	1,796	(10,103)
Constellation Brands, Inc., Class A	123	01/15/21	USD	215.00	USD	2,694	(108,240)
Corteva, Inc.	673	01/15/21	USD	38.00	USD	2,606	(95,902)
CVS Health Corp.	277	01/15/21	USD	72.50	USD	1,892	(9,141)
DuPont de Nemours, Inc.	716	01/15/21	USD	67.50	USD	5,092	(298,930)
Edison International	799	01/15/21	USD	67.50	USD	5,019	(7,990)

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Enterprise Products Partners LP	1,272	01/15/21	USD	19.00	USD	2,492	$(104,304)
Exelon Corp.	52	01/15/21	USD	44.00	USD	220	(1,300)
Fidelity National Financial, Inc.	1,236	01/15/21	USD	36.25	USD	4,832	(367,890)
First American Financial Corp.	103	01/15/21	USD	50.00	USD	532	(34,248)
General Electric Co.	1,251	01/15/21	USD	8.00	USD	1,351	(350,280)
General Electric Co.	1,078	01/15/21	USD	9.00	USD	1,164	(194,579)
General Motors Co.	1,044	01/15/21	USD	40.00	USD	4,347	(233,856)
Humana, Inc.	33	01/15/21	USD	435.00	USD	1,354	(7,343)
JPMorgan Chase & Co.	328	01/15/21	USD	120.00	USD	4,168	(241,900)
Lowe’s Cos., Inc.	161	01/15/21	USD	170.00	USD	2,584	(8,614)
Marathon Petroleum Corp.	686	01/15/21	USD	40.00	USD	2,837	(164,640)
Marathon Petroleum Corp.	1,221	01/15/21	USD	42.50	USD	5,050	(139,804)
McKesson Corp.	91	01/15/21	USD	185.00	USD	1,583	(7,189)
Medtronic PLC	523	01/15/21	USD	115.00	USD	6,126	(180,435)
MetLife, Inc.	432	01/15/21	USD	42.50	USD	2,028	(197,640)
MetLife, Inc.	455	01/15/21	USD	47.50	USD	2,136	(39,812)
Microsoft Corp.	100	01/15/21	USD	220.00	USD	2,224	(56,750)
Morgan Stanley	660	01/15/21	USD	60.00	USD	4,523	(572,550)
Morgan Stanley	374	01/15/21	USD	67.50	USD	2,563	(85,272)
Motorola Solutions, Inc.	388	01/15/21	USD	170.00	USD	6,598	(127,070)
Newell Brands, Inc.	1,346	01/15/21	USD	21.00	USD	2,858	(87,490)
NXP Semiconductors NV	19	01/15/21	USD	165.00	USD	302	(4,028)
Open Text Corp.	466	01/15/21	USD	45.00	USD	2,118	(52,425)
Pioneer Natural Resources Co.	75	01/15/21	USD	105.00	USD	854	(75,375)
PPL Corp.	877	01/15/21	USD	31.00	USD	2,473	(4,385)
Public Service Enterprise Group, Inc.	2,007	01/15/21	USD	60.00	USD	11,701	(40,140)
Raymond James Financial, Inc.	969	01/15/21	USD	90.00	USD	9,270	(562,020)
Ross Stores, Inc.	240	01/15/21	USD	100.00	USD	2,947	(550,800)
TJX Cos., Inc.	211	01/15/21	USD	67.50	USD	1,441	(43,255)
Unilever PLC, ADR	793	01/15/21	USD	60.00	USD	4,787	(87,230)
Union Pacific Corp.	122	01/15/21	USD	210.00	USD	2,540	(41,480)
Verizon Communications, Inc.	640	01/15/21	USD	62.50	USD	3,760	(2,880)
Wells Fargo & Co.	1,172	01/15/21	USD	25.00	USD	3,537	(621,160)
Wells Fargo & Co.	1,705	01/15/21	USD	27.50	USD	5,146	(497,860)
Williams Cos., Inc.	1,019	01/15/21	USD	21.00	USD	2,043	(18,852)
Zimmer Biomet Holdings, Inc.	495	01/15/21	USD	150.00	USD	7,627	(316,800)
American Express Co.	105	01/22/21	USD	121.00	USD	1,270	(35,438)
American International Group, Inc.	910	01/22/21	USD	40.00	USD	3,445	(45,500)
American International Group, Inc.	815	01/22/21	USD	42.00	USD	3,086	(14,263)
Anthem, Inc.	221	01/22/21	USD	332.50	USD	7,096	(107,185)
Anthem, Inc.	97	01/22/21	USD	320.00	USD	3,115	(100,395)
Applied Materials, Inc.	188	01/22/21	USD	95.00	USD	1,622	(9,400)
Bank of America Corp.	1,529	01/22/21	USD	30.41	USD	4,634	(133,766)
Berkshire Hathaway, Inc., Class B	194	01/22/21	USD	232.50	USD	4,498	(76,145)
Charles Schwab Corp.	1,376	01/22/21	USD	52.00	USD	7,298	(308,224)
Cigna Corp.	68	01/22/21	USD	225.00	USD	1,416	(16,014)
Cisco Systems, Inc.	98	01/22/21	USD	44.50	USD	439	(8,722)
Cisco Systems, Inc.	359	01/22/21	USD	45.00	USD	1,607	(25,130)
Citigroup, Inc.	469	01/22/21	USD	59.00	USD	2,892	(182,910)
Citigroup, Inc.	432	01/22/21	USD	57.40	USD	2,664	(216,164)
CME Group, Inc.	128	01/22/21	USD	185.00	USD	2,330	(34,240)
Coca-Cola Co.	589	01/22/21	USD	53.50	USD	3,230	(111,910)
Cognizant Technology Solutions Corp., Class A	538	01/22/21	USD	80.50	USD	4,409	(161,400)
Comcast Corp., Class A	1,107	01/22/21	USD	53.50	USD	5,801	(75,276)
ConocoPhillips	714	01/22/21	USD	44.50	USD	2,855	(32,487)
Constellation Brands, Inc., Class A	48	01/22/21	USD	222.50	USD	1,051	(27,360)
CVS Health Corp.	208	01/22/21	USD	75.00	USD	1,421	(4,576)
DuPont de Nemours, Inc.	214	01/22/21	USD	69.50	USD	1,522	(62,916)
Enterprise Products Partners LP	2,334	01/22/21	USD	21.00	USD	4,572	(39,678)
Fox Corp., Class A	859	01/22/21	USD	30.50	USD	2,501	(45,097)
General Electric Co.	1,252	01/22/21	USD	11.00	USD	1,352	(42,568)
General Electric Co.	1,078	01/22/21	USD	11.50	USD	1,164	(20,482)

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
General Motors Co.	903	01/22/21	USD	47.00	USD	3,760	$(20,769)
General Motors Co.	512	01/22/21	USD	43.50	USD	2,132	(44,032)
Humana, Inc.	46	01/22/21	USD	417.50	USD	1,887	(37,260)
JPMorgan Chase & Co.	112	01/22/21	USD	128.00	USD	1,423	(31,472)
Lowe’s Cos., Inc.	56	01/22/21	USD	157.50	USD	899	(31,360)
Marathon Petroleum Corp.	673	01/22/21	USD	43.00	USD	2,784	(94,220)
Medtronic PLC	226	01/22/21	USD	119.00	USD	2,647	(41,923)
Microsoft Corp.	109	01/22/21	USD	227.50	USD	2,424	(31,610)
Newell Brands, Inc.	1,080	01/22/21	USD	21.98	USD	2,293	(53,647)
NXP Semiconductors NV	167	01/22/21	USD	160.00	USD	2,655	(83,917)
TJX Cos., Inc.	85	01/22/21	USD	68.50	USD	580	(16,150)
TJX Cos., Inc.	422	01/22/21	USD	70.00	USD	2,882	(51,695)
Union Pacific Corp.	121	01/22/21	USD	205.00	USD	2,519	(98,917)
UnitedHealth Group, Inc.	157	01/22/21	USD	345.00	USD	5,506	(220,192)
Verizon Communications, Inc.	638	01/22/21	USD	61.00	USD	3,748	(8,613)
Visa, Inc., Class A	165	01/22/21	USD	215.00	USD	3,609	(121,687)
Wells Fargo & Co.	365	01/22/21	USD	30.00	USD	1,102	(47,085)
Wells Fargo & Co.	365	01/22/21	USD	29.50	USD	1,102	(58,217)
Williams Cos., Inc.	1,143	01/22/21	USD	23.00	USD	2,292	(5,715)
CDK Global, Inc.	741	01/27/21	USD	52.00	USD	3,841	(147,326)
AXA Equitable Holdings, Inc.	978	01/28/21	USD	27.11	USD	2,503	(60,457)
Altria Group, Inc.	1,112	01/29/21	USD	43.00	USD	4,559	(62,272)
American International Group, Inc.	1,345	01/29/21	USD	39.00	USD	5,092	(129,792)
Applied Materials, Inc.	230	01/29/21	USD	88.50	USD	1,985	(63,825)
Bank of America Corp.	1,529	01/29/21	USD	30.41	USD	4,634	(145,064)
Berkshire Hathaway, Inc., Class B	155	01/29/21	USD	227.50	USD	3,594	(120,900)
Berkshire Hathaway, Inc., Class B	64	01/29/21	USD	225.00	USD	1,484	(55,840)
Charles Schwab Corp.	706	01/29/21	USD	50.50	USD	3,745	(246,394)
Cisco Systems, Inc.	1,196	01/29/21	USD	45.00	USD	5,352	(102,258)
Citigroup, Inc.	566	01/29/21	USD	59.50	USD	3,490	(215,080)
Coca-Cola Co.	589	01/29/21	USD	54.00	USD	3,230	(105,431)
Cognizant Technology Solutions Corp., Class A	104	01/29/21	USD	82.50	USD	852	(23,920)
Comcast Corp., Class A	651	01/29/21	USD	51.50	USD	3,411	(137,686)
ConocoPhillips	87	01/29/21	USD	43.50	USD	348	(7,308)
ConocoPhillips	344	01/29/21	USD	40.50	USD	1,376	(61,404)
CVS Health Corp.	99	01/29/21	USD	71.00	USD	676	(9,554)
Dollar General Corp.	122	01/29/21	USD	215.00	USD	2,566	(34,465)
DuPont de Nemours, Inc.	315	01/29/21	USD	72.00	USD	2,240	(72,922)
Enterprise Products Partners LP	2,401	01/29/21	USD	22.00	USD	4,704	(26,411)
FedEx Corp.	13	01/29/21	USD	300.00	USD	338	(1,177)
Fox Corp., Class A	272	01/29/21	USD	31.00	USD	792	(12,240)
General Electric Co.	2,413	01/29/21	USD	10.60	USD	2,606	(291,271)
General Motors Co.	409	01/29/21	USD	46.75	USD	1,703	(21,107)
General Motors Co.	512	01/29/21	USD	44.00	USD	2,132	(50,176)
JPMorgan Chase & Co.	279	01/29/21	USD	121.25	USD	3,545	(190,375)
Marathon Petroleum Corp.	673	01/29/21	USD	45.00	USD	2,784	(68,309)
McKesson Corp.	182	01/29/21	USD	185.00	USD	3,165	(34,580)
Medtronic PLC	261	01/29/21	USD	117.00	USD	3,057	(82,215)
MetLife, Inc.	1,046	01/29/21	USD	47.50	USD	4,911	(138,072)
Microsoft Corp.	6	01/29/21	USD	227.50	USD	133	(3,045)
Morgan Stanley	304	01/29/21	USD	64.00	USD	2,083	(171,000)
NXP Semiconductors NV	166	01/29/21	USD	162.50	USD	2,640	(80,510)
Pioneer Natural Resources Co.	440	01/29/21	USD	115.00	USD	5,011	(244,200)
PPG Industries, Inc.	280	01/29/21	USD	147.00	USD	4,038	(74,900)
Ross Stores, Inc.	410	01/29/21	USD	120.00	USD	5,035	(254,200)
Verizon Communications, Inc.	1,687	01/29/21	USD	61.00	USD	9,911	(55,671)
Visa, Inc., Class A	197	01/29/21	USD	215.00	USD	4,309	(169,420)
Wells Fargo & Co.	1,661	01/29/21	USD	29.50	USD	5,013	(290,675)
Williams Cos., Inc.	1,143	01/29/21	USD	23.01	USD	2,292	(10,530)
Cisco Systems, Inc.	523	02/05/21	USD	45.50	USD	2,340	(40,009)
Cisco Systems, Inc.	531	02/05/21	USD	44.55	USD	2,376	(63,995)
Citigroup, Inc.	602	02/05/21	USD	59.25	USD	3,712	(238,557)

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Coca-Cola Co.	970	02/05/21	USD	55.50	USD	5,320	$(133,375)
Comcast Corp., Class A	380	02/05/21	USD	53.00	USD	1,991	(57,380)
General Electric Co.	4,583	02/05/21	USD	10.40	USD	4,950	(381,723)
Verizon Communications, Inc.	866	02/05/21	USD	59.00	USD	5,088	(87,466)
Williams Cos., Inc.	1,143	02/05/21	USD	23.01	USD	2,292	(14,155)
Leidos Holdings, Inc.	203	02/09/21	USD	105.25	USD	2,134	(89,394)
PPL Corp.	1,215	02/10/21	USD	28.25	USD	3,426	(114,532)
Cisco Systems, Inc.	1,047	02/12/21	USD	45.95	USD	4,685	(105,384)
Citigroup, Inc.	321	02/12/21	USD	64.83	USD	1,979	(52,317)
General Electric Co.	1,401	02/12/21	USD	11.11	USD	1,513	(77,457)
General Electric Co.	2,211	02/12/21	USD	11.39	USD	2,388	(97,653)
Altria Group, Inc.	981	02/19/21	USD	42.50	USD	4,022	(94,666)
Ameren Corp.	521	02/19/21	USD	80.00	USD	4,067	(97,687)
Arthur J Gallagher & Co.	889	02/19/21	USD	127.00	USD	10,998	(255,721)
Bank of America Corp.	859	02/19/21	USD	29.00	USD	2,604	(188,980)
Cisco Systems, Inc.	612	02/19/21	USD	45.00	USD	2,739	(97,920)
Cisco Systems, Inc.	523	02/19/21	USD	46.00	USD	2,340	(60,668)
Citigroup, Inc.	320	02/19/21	USD	65.00	USD	1,973	(58,080)
Cognizant Technology Solutions Corp., Class A	308	02/19/21	USD	82.50	USD	2,524	(112,420)
Comcast Corp., Class A	566	02/19/21	USD	52.50	USD	2,966	(113,200)
ConocoPhillips	171	02/19/21	USD	43.00	USD	684	(24,881)
ConocoPhillips	218	02/19/21	USD	48.00	USD	872	(11,445)
Corteva, Inc.	1,044	02/19/21	USD	41.00	USD	4,042	(117,450)
CVS Health Corp.	208	02/19/21	USD	75.00	USD	1,421	(16,432)
Edison International	746	02/19/21	USD	64.69	USD	4,686	(126,956)
Exelon Corp.	392	02/19/21	USD	45.00	USD	1,655	(24,500)
Fidelity National Financial, Inc.	1,071	02/19/21	USD	38.10	USD	4,187	(246,280)
First American Financial Corp.	45	02/19/21	USD	55.59	USD	232	(4,563)
Fox Corp., Class A	1,482	02/19/21	USD	30.00	USD	4,316	(188,955)
Leidos Holdings, Inc.	151	02/19/21	USD	110.00	USD	1,587	(37,373)
Microsoft Corp.	230	02/19/21	USD	225.00	USD	5,116	(188,600)
Motorola Solutions, Inc.	193	02/19/21	USD	175.00	USD	3,282	(99,395)
NiSource, Inc.	1,165	02/19/21	USD	24.00	USD	2,673	(46,600)
Open Text Corp.	544	02/19/21	USD	45.00	USD	2,473	(112,880)
PPG Industries, Inc.	280	02/19/21	USD	150.00	USD	4,038	(88,200)
Public Service Enterprise Group, Inc.	381	02/19/21	USD	59.00	USD	2,215	(55,258)
Raymond James Financial, Inc.	840	02/19/21	USD	94.00	USD	8,036	(420,026)
Unilever PLC, ADR	436	02/19/21	USD	62.50	USD	2,632	(42,510)
Visa, Inc., Class A	267	02/19/21	USD	220.00	USD	5,840	(212,265)
Wells Fargo & Co.	1,173	02/19/21	USD	30.00	USD	3,540	(211,140)
Zimmer Biomet Holdings, Inc.	125	02/19/21	USD	160.00	USD	1,926	(60,000)
NiSource, Inc.	515	02/25/21	USD	22.16	USD	1,181	(66,808)

							$(27,244,902)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Danone SA	Goldman Sachs International	32,900	01/05/21	EUR	55.53	EUR	1,772	$(5,377)
Henkel & KGAA Pref AG	Goldman Sachs International	35,600	01/05/21	EUR	94.84	EUR	3,286	(4,657)
Koninklijke Philips NV	Barclays Bank PLC	127,500	01/05/21	EUR	45.99	EUR	5,622	(9,898)
AstraZeneca PLC	UBS AG	109,300	01/06/21	GBP	84.86	GBP	7,970	(735)
BAE Systems PLC	Goldman Sachs International	570,100	01/06/21	GBP	4.55	GBP	2,780	(255,441)
DuPont de Nemours, Inc.	Citibank N.A.	22,600	01/06/21	USD	63.46	USD	1,607	(172,993)
Equinor ASA	Goldman Sachs International	304,300	01/06/21	NOK	127.43	NOK	44,033	(615,805)
Exelon Corp.	Citibank N.A.	34,000	01/06/21	USD	43.03	USD	1,435	(8,722)
First American Financial Corp.	Morgan Stanley & Co. International PLC	13,900	01/06/21	USD	51.86	USD	718	(20,047)
Sanofi	Goldman Sachs International	94,000	01/06/21	EUR	87.17	EUR	7,458	(172)
Unilever PLC, ADR	Bank of America N.A.	79,300	01/06/21	USD	59.93	USD	4,787	(64,545)
Alcon, Inc.	Barclays Bank PLC	35,500	01/07/21	CHF	56.74	CHF	2,087	(92,060)

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Bayer AG, Registered Shares	Goldman Sachs International	62,800	01/07/21	EUR	45.80	EUR	3,028	$(207,178)
Unilever PLC, ADR	Morgan Stanley & Co. International PLC	92,300	01/11/21	USD	62.95	USD	5,571	(8,390)
Alcon, Inc.	UBS AG	85,300	01/12/21	CHF	58.22	CHF	5,014	(132,963)
BAE Systems PLC	Barclays Bank PLC	214,000	01/12/21	GBP	4.46	GBP	1,044	(123,315)
BAE Systems PLC	UBS AG	667,600	01/12/21	GBP	4.77	GBP	3,256	(140,433)
Bayer AG, Registered Shares	UBS AG	49,500	01/12/21	EUR	44.03	EUR	2,387	(267,267)
Koninklijke Philips NV	Goldman Sachs International	143,900	01/13/21	EUR	45.88	EUR	6,345	(50,500)
Equinor ASA	Credit Suisse International	82,600	01/15/21	NOK	138.48	NOK	11,952	(76,671)
Samsung Electronics Co. Ltd., Registered Shares,	Credit Suisse International	14,700	01/15/21	USD	1,423.46	USD	26,736	(5,903,682)
Alcon, Inc.	Goldman Sachs International	37,200	01/20/21	CHF	59.12	CHF	2,187	(42,594)
Bayer AG, Registered Shares	Goldman Sachs International	68,000	01/20/21	EUR	49.03	EUR	3,279	(115,544)
BP PLC	Goldman Sachs International	588,400	01/20/21	GBP	2.84	GBP	1,485	(10,886)
Sanofi	Goldman Sachs International	58,600	01/20/21	EUR	85.64	EUR	4,649	(14,039)
Henkel & KGAA Pref AG	Barclays Bank PLC	76,100	01/21/21	EUR	91.68	EUR	7,024	(194,153)
Siemens Energy AG	Morgan Stanley & Co. International PLC	42,300	01/21/21	EUR	26.65	EUR	1,269	(193,943)
NiSource, Inc.	Goldman Sachs International	91,300	01/22/21	USD	24.80	USD	2,094	(9,030)
AstraZeneca PLC	Credit Suisse International	2,500	01/26/21	GBP	78.68	GBP	182	(1,962)
BAE Systems PLC	Credit Suisse International	351,400	01/26/21	GBP	5.19	GBP	1,714	(15,175)
BP PLC	Goldman Sachs International	866,000	01/26/21	GBP	2.77	GBP	2,185	(37,921)
Sanofi	Morgan Stanley & Co. International PLC	13,300	01/26/21	EUR	79.47	EUR	1,055	(30,359)
Equinor ASA	Credit Suisse International	109,400	01/27/21	NOK	150.89	NOK	15,830	(40,851)
Unilever PLC, ADR	Citibank N.A.	33,300	01/27/21	USD	60.18	USD	2,010	(50,723)
BAE Systems PLC	Goldman Sachs International	351,400	02/02/21	GBP	5.31	GBP	1,714	(9,372)
Ferguson PLC	Credit Suisse International	7,000	02/02/21	GBP	87.59	GBP	622	(31,095)
Ferguson PLC	UBS AG	31,200	02/02/21	GBP	90.23	GBP	2,772	(82,760)
Siemens AG, Registered Shares	Goldman Sachs International	84,700	02/02/21	EUR	117.32	EUR	9,987	(449,167)
Nestle SA, Registered Shares	Citibank N.A.	40,200	02/03/21	CHF	103.08	CHF	4,207	(125,128)
Ferguson PLC	UBS AG	31,200	02/10/21	GBP	90.23	GBP	2,772	(93,218)

								$(9,708,771)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$7,261,575	$(17,011,011)	$(36,953,673)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$36,953,673	$—	$—	$—	$36,953,673

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$(1,788,785)	$—	$—	$—	$(1,788,785)
Options written	—	—	(45,230,658)	—	—	—	(45,230,658)

	$—	$—	$(47,019,443)	$—	$—	$—	$(47,019,443)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(4,832,988)	$—	$—	$—	$(4,832,988)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$9,845
Average value of option contracts written	$24,135,207

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$36,953,673

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	36,953,673

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(27,244,902)

Total derivative assets and liabilities subject to an MNA	$—	$9,708,771

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities(	b)
Bank of America N.A	$64,545	$—	$—	$—	$64,545
Barclays Bank PLC	419,426	—	(294,514)	—	124,912
Citibank N.A	357,566	—	(357,566)	—	—
Credit Suisse International	6,069,436	—	(6,069,436)	—	—
Goldman Sachs International	1,827,683	—	(1,827,683)	—	—
Morgan Stanley & Co. International PLC	252,739	—	(116,777)	—	135,962
UBS AG	717,376	—	(717,376)	—	—

	$9,708,771	$—	$(9,383,352)	$—	$325,419

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$—	$35,920,929	$—	$35,920,929
Air Freight & Logistics	2,918,129	—	—	2,918,129
Automobiles	35,189,964	—	—	35,189,964
Banks	191,321,984	—	—	191,321,984
Beverages	46,392,273	—	—	46,392,273
Capital Markets	112,618,268	—	—	112,618,268
Chemicals	41,255,283	—	—	41,255,283
Communications Equipment	57,786,554	—	—	57,786,554
Consumer Finance	14,736,511	—	—	14,736,511
Diversified Financial Services	45,196,957	—	—	45,196,957
Diversified Telecommunication Services	56,734,288	—	—	56,734,288
Electric Utilities	33,892,124	—	—	33,892,124
Electrical Equipment	2,824,394	—	—	2,824,394
Food Products	—	12,590,412	—	12,590,412
Health Care Equipment & Supplies	55,203,155	56,162,501	—	111,365,656
Health Care Providers & Services	121,450,710	—	—	121,450,710
Household Durables	11,457,322	—	—	11,457,322
Industrial Conglomerates	29,979,104	22,201,872	—	52,180,976
Insurance	131,113,994	—	—	131,113,994
IT Services	66,073,701	—	—	66,073,701
Media	61,888,855	—	—	61,888,855
Multi-line Retail	5,598,607	—	—	5,598,607
Multi-Utilities	43,613,981	—	—	43,613,981
Oil, Gas & Consumable Fuels	105,142,233	24,351,293	—	129,493,526
Personal Products	35,282,231	—	—	35,282,231
Pharmaceuticals	—	74,395,128	—	74,395,128
Road & Rail	18,389,990	—	—	18,389,990
Semiconductors & Semiconductor Equipment	23,299,607	—	—	23,299,607
Software	43,664,009	—	—	43,664,009
Specialty Retail	39,577,556	—	—	39,577,556
Technology Hardware, Storage & Peripherals	—	39,520,438	—	39,520,438
Tobacco	32,107,756	—	—	32,107,756
Trading Companies & Distributors	—	11,902,182	—	11,902,182
Preferred Securities
Preferred Stocks	—	22,908,325	—	22,908,325
Short-Term Securities
Money Market Funds	12,016,637	—	—	12,016,637

	$1,476,726,177	$299,953,080	$—	$1,776,679,257

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(21,909,347)	$(15,044,326)	$—	$(36,953,673)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.5%
Ansell Ltd.	237,398	$6,346,141
Ensogo Ltd.(a)(b)	418,198	3
Sonic Healthcare Ltd.	231,648	5,739,501

		12,085,645

Canada — 3.4%
TELUS Corp.	1,356,985	26,875,318

Denmark — 1.3%
Novo Nordisk A/S, Class B	150,439	10,494,495

Finland — 0.8%
Kone OYJ, Class B	72,997	5,947,806

France — 4.6%
Sanofi	302,407	29,310,197
Schneider Electric SE	44,251	6,395,483

		35,705,680

Germany — 1.2%
Deutsche Post AG, Registered Shares	187,484	9,287,162

India — 0.1%
Jasper Infotech Private Ltd., , Series I, (Acquired 05/07/14, Cost: $2,637,143)(a)(c)	3,540	893,673

Ireland — 1.0%
Medtronic PLC(d)	69,323	8,120,496

Netherlands(b) — 2.3%
Heineken NV	57,723	6,432,589
Koninklijke Philips NV	212,109	11,425,788

		17,858,377

Singapore — 2.6%
DBS Group Holdings Ltd.	618,868	11,727,999
United Overseas Bank Ltd.	516,100	8,796,619

		20,524,618

Spain — 2.1%
Amadeus IT Group SA(b)	220,051	16,243,559

Switzerland — 4.0%
Nestle SA, Registered Shares	132,728	15,689,945
Novartis AG, Registered Shares	170,060	16,012,490

		31,702,435

Taiwan — 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	838,000	15,852,833

United Kingdom — 17.8%
Amcor PLC	644,160	7,649,539
AstraZeneca PLC	91,737	9,147,396
BAE Systems PLC	2,931,452	19,549,193
British American Tobacco PLC	512,582	19,035,691
Diageo PLC	159,028	6,292,542
Ferguson PLC	133,222	16,186,531
Reckitt Benckiser Group PLC	225,636	20,138,974
RELX PLC	817,664	19,980,922
Unilever PLC	365,139	21,898,724

		139,879,512

Security	Shares	Value

United States — 55.9%
AbbVie, Inc.(d)(e)	150,836	$16,162,077
Assurant, Inc.(d)	88,769	12,092,113
Bristol-Myers Squibb Co.(d)	350,884	21,765,335
Carrier Global Corp.(d)	343,151	12,943,656
Cisco Systems, Inc.(d)(e)	231,960	10,380,210
Citizens Financial Group, Inc.(d)	423,376	15,139,926
Coca-Cola Co.(d)(e)	187,237	10,268,077
Comcast Corp., Class A(d)(e)	491,496	25,754,390
Eaton Corp. PLC(d)	86,550	10,398,117
Genuine Parts Co.(d)(e)	73,739	7,405,608
Hasbro, Inc.(d)	227,522	21,282,408
International Paper Co.(d)	266,636	13,257,142
Johnson & Johnson(d)(e)	49,872	7,848,855
Lockheed Martin Corp.(d)	62,412	22,155,012
M&T Bank Corp.(d)	110,456	14,061,049
Microsoft Corp.(d)(e)	124,170	27,617,891
Otis Worldwide Corp.(d)	232,377	15,697,066
Palantir Technologies, Inc., (Acquired 02/07/14, Cost: $2,495,155)(c)	407,040	9,351,472
Paychex, Inc.(d)(e)	282,416	26,315,523
Philip Morris International, Inc.(d)(e)	284,853	23,582,980
Procter & Gamble Co.(d)	96,628	13,444,820
Progressive Corp.(d)	120,068	11,872,324
Raytheon Technologies Corp.(d)	126,276	9,029,997
Sysco Corp.(d)	153,417	11,392,746
Texas Instruments, Inc.(d)(e)	156,866	25,746,417
UnitedHealth Group, Inc.(d)	57,561	20,185,491
Visa, Inc., Class A(d)(e)	110,424	24,153,042

		439,303,744

Total Investments Before Options Written — 100.6% (Cost: $660,327,827)		790,775,353

Options Written — (1.1)% (Premiums Received: $(8,161,678))		(8,328,517)

Total Investments, Net of Options Written — 99.5% (Cost: $652,166,149)		782,446,836
Other Assets Less Liabilities — 0.5%		3,783,166

Net Assets — 100.0%		$786,230,002

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $10,245,145, representing 1.30% of its net assets as of period end, and an original cost of $5,132,298.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$1,138,392	$—	$(1,138,392	)(b)	$—	$—	$—	—	$25,270	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Eaton Corp. PLC	153	01/08/21	USD	123.00	USD	1,838	$(9,563)
Hasbro, Inc.	330	01/08/21	USD	95.00	USD	3,087	(29,700)
Johnson & Johnson	82	01/08/21	USD	155.00	USD	1,291	(25,051)
Lockheed Martin Corp.	89	01/08/21	USD	375.00	USD	3,159	(2,225)
Microsoft Corp.	86	01/08/21	USD	222.50	USD	1,913	(24,639)
Raytheon Technologies Corp.	221	01/08/21	USD	75.00	USD	1,580	(3,536)
Sysco Corp.	354	01/08/21	USD	78.50	USD	2,629	(5,310)
Visa, Inc., Class A	104	01/08/21	USD	212.50	USD	2,275	(73,840)
Visa, Inc., Class A	106	01/08/21	USD	220.00	USD	2,319	(24,327)
AbbVie, Inc.	288	01/15/21	USD	100.00	USD	3,086	(214,560)
Assurant, Inc.	190	01/15/21	USD	135.00	USD	2,588	(59,375)
Bristol-Myers Squibb Co.	275	01/15/21	USD	65.00	USD	1,706	(8,800)
Carrier Global Corp.	170	01/15/21	USD	42.00	USD	641	(1,700)
Carrier Global Corp.	320	01/15/21	USD	40.50	USD	1,207	(12,042)
Citizens Financial Group, Inc.	510	01/15/21	USD	35.00	USD	1,824	(77,775)
Coca-Cola Co.	541	01/15/21	USD	55.00	USD	2,967	(45,444)
Comcast Corp., Class A	375	01/15/21	USD	45.00	USD	1,965	(278,437)
Comcast Corp., Class A	278	01/15/21	USD	50.00	USD	1,457	(71,168)
Eaton Corp. PLC	146	01/15/21	USD	120.00	USD	1,754	(37,230)
Genuine Parts Co.	166	01/15/21	USD	105.00	USD	1,667	(10,375)
Hasbro, Inc.	136	01/15/21	USD	95.00	USD	1,272	(21,080)
International Paper Co.	206	01/15/21	USD	50.00	USD	1,024	(20,600)
Johnson & Johnson	60	01/15/21	USD	150.00	USD	944	(46,650)
Lockheed Martin Corp.	109	01/15/21	USD	380.00	USD	3,869	(5,723)
M&T Bank Corp.	96	01/15/21	USD	130.00	USD	1,222	(27,360)
M&T Bank Corp.	290	01/15/21	USD	125.00	USD	3,692	(159,500)
Medtronic PLC	337	01/15/21	USD	115.00	USD	3,948	(116,265)
Microsoft Corp	108	01/15/21	USD	235.00	USD	2,402	(7,236)
Otis Worldwide Corp.	618	01/15/21	USD	70.00	USD	4,175	(23,175)
Paychex, Inc.	347	01/15/21	USD	87.50	USD	3,233	(211,670)
Paychex, Inc.	279	01/15/21	USD	95.00	USD	2,600	(30,690)
Procter & Gamble Co.	118	01/15/21	USD	145.00	USD	1,642	(3,245)
Progressive Corp.	270	01/15/21	USD	100.00	USD	2,670	(14,850)
TELUS Corp.	1,393	01/15/21	CAD	26.00	CAD	3,512	(4,925)
Texas Instruments, Inc.	198	01/15/21	USD	165.00	USD	3,250	(56,628)
UnitedHealth Group, Inc.	110	01/15/21	USD	350.00	USD	3,857	(99,000)
AbbVie, Inc.	220	01/22/21	USD	109.00	USD	2,357	(35,200)
Bristol-Myers Squibb Co.	548	01/22/21	USD	64.00	USD	3,399	(40,278)
Cisco Systems, Inc.	237	01/22/21	USD	44.50	USD	1,061	(21,093)
Cisco Systems, Inc.	73	01/22/21	USD	45.00	USD	327	(5,110)
Coca-Cola Co.	150	01/22/21	USD	53.50	USD	823	(28,500)
Comcast Corp., Class A	348	01/22/21	USD	53.50	USD	1,824	(23,664)
Hasbro, Inc.	166	01/22/21	USD	89.50	USD	1,553	(87,980)
International Paper Co.	444	01/22/21	USD	51.50	USD	2,208	(26,640)

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Johnson & Johnson	82	01/22/21	USD	155.00	USD	1,291	$(41,000)
Lockheed Martin Corp.	82	01/22/21	USD	365.00	USD	2,911	(34,850)
Microsoft Corp.	197	01/22/21	USD	222.50	USD	4,382	(99,485)
Microsoft Corp.	112	01/22/21	USD	227.50	USD	2,491	(32,480)
Philip Morris International, Inc.	60	01/22/21	USD	86.50	USD	497	(2,700)
Philip Morris International, Inc.	468	01/22/21	USD	84.50	USD	3,875	(47,268)
Procter & Gamble Co.	160	01/22/21	USD	142.00	USD	2,226	(28,080)
Raytheon Technologies Corp.	220	01/22/21	USD	76.00	USD	1,573	(26,620)
Sysco Corp.	354	01/22/21	USD	77.50	USD	2,629	(35,400)
Texas Instruments, Inc.	332	01/22/21	USD	167.50	USD	5,449	(102,090)
UnitedHealth Group, Inc.	75	01/22/21	USD	345.00	USD	2,630	(105,187)
Visa, Inc., Class A	65	01/22/21	USD	215.00	USD	1,422	(47,937)
AbbVie, Inc.	143	01/29/21	USD	108.00	USD	1,532	(30,030)
Bristol-Myers Squibb Co.	137	01/29/21	USD	64.00	USD	850	(13,495)
Coca-Cola Co.	151	01/29/21	USD	54.00	USD	828	(27,029)
Comcast Corp., Class A	203	01/29/21	USD	51.50	USD	1,064	(42,934)
Hasbro, Inc.	164	01/29/21	USD	100.00	USD	1,534	(15,580)
International Paper Co.	283	01/29/21	USD	51.50	USD	1,407	(24,762)
Medtronic PLC	11	01/29/21	USD	117.00	USD	129	(3,465)
Microsoft Corp.	55	01/29/21	USD	227.50	USD	1,223	(27,912)
Philip Morris International, Inc.	468	01/29/21	USD	84.50	USD	3,875	(61,542)
Procter & Gamble Co.	156	01/29/21	USD	140.00	USD	2,171	(40,950)
UnitedHealth Group, Inc.	74	01/29/21	USD	352.50	USD	2,595	(83,990)
Visa, Inc., Class A	156	01/29/21	USD	215.00	USD	3,412	(134,160)
Cisco Systems, Inc.	71	02/05/21	USD	45.50	USD	318	(5,432)
Cisco Systems, Inc.	270	02/05/21	USD	44.55	USD	1,208	(32,540)
Comcast Corp., Class A	141	02/05/21	USD	53.00	USD	739	(21,291)
Cisco Systems, Inc.	179	02/12/21	USD	45.95	USD	801	(18,017)
Otis Worldwide Corp.	427	02/12/21	USD	67.25	USD	2,884	(124,223)
AbbVie, Inc.	234	02/19/21	USD	105.00	USD	2,507	(117,000)
Assurant, Inc.	209	02/19/21	USD	140.00	USD	2,847	(75,240)
Bristol-Myers Squibb Co.	618	02/19/21	USD	65.00	USD	3,833	(80,031)
Carrier Global Corp.	577	02/19/21	USD	41.00	USD	2,176	(66,355)
Cisco Systems, Inc.	141	02/19/21	USD	45.00	USD	631	(22,560)
Cisco Systems, Inc.	71	02/19/21	USD	46.00	USD	318	(8,236)
Comcast Corp., Class A	375	02/19/21	USD	52.50	USD	1,965	(75,000)
Eaton Corp. PLC	90	02/19/21	USD	120.00	USD	1,081	(45,000)
Genuine Parts Co.	165	02/19/21	USD	100.00	USD	1,657	(76,725)
Paychex, Inc.	362	02/19/21	USD	97.50	USD	3,373	(51,585)
Progressive Corp.	270	02/19/21	USD	97.50	USD	2,670	(66,825)
TELUS Corp.	1,393	02/19/21	CAD	26.00	CAD	3,512	(27,359)
Texas Instruments, Inc.	175	02/19/21	USD	170.00	USD	2,872	(74,375)
Visa, Inc., Class A	65	02/19/21	USD	220.00	USD	1,422	(51,675)

							$(4,280,574)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Koninklijke Philips NV	Barclays Bank PLC	14,600	01/05/21	EUR	45.99	EUR	639	$(1,133)
RELX PLC	Barclays Bank PLC	52,000	01/05/21	EUR	20.74	EUR	1,042	(893)
Unilever PLC	Barclays Bank PLC	66,300	01/05/21	GBP	47.62	GBP	2,912	(13)
Ansell Ltd.	UBS AG	13,700	01/06/21	AUD	42.35	AUD	476	—
AstraZeneca PLC	UBS AG	11,100	01/06/21	GBP	84.86	GBP	813	(75)
BAE Systems PLC	Goldman Sachs International	265,200	01/06/21	GBP	4.55	GBP	1,296	(118,826)
DBS Group Holdings Ltd.	UBS AG	72,500	01/06/21	SGD	21.66	SGD	1,815	(189,316)
Nestle SA, Registered Shares	Goldman Sachs International	46,500	01/06/21	CHF	104.58	CHF	4,848	(47,960)
Reckitt Benckiser Group PLC	Goldman Sachs International	43,700	01/06/21	GBP	70.90	GBP	2,859	(266)
RELX PLC	Goldman Sachs International	139,500	01/06/21	EUR	18.54	EUR	2,794	(248,783)
Sanofi	Goldman Sachs International	30,100	01/06/21	EUR	87.17	EUR	2,369	(55)

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
British American Tobacco PLC	UBS AG	44,700	01/07/21	GBP	26.28	GBP	1,210	$(65,009)
Kone OYJ, Class B	Goldman Sachs International	37,200	01/07/21	EUR	74.55	EUR	2,472	—
Novartis AG, Registered Shares	UBS AG	64,100	01/07/21	CHF	77.23	CHF	5,362	(444,392)
Unilever PLC	UBS AG	53,700	01/07/21	GBP	47.01	GBP	2,359	(274)
BAE Systems PLC	UBS AG	60,000	01/12/21	GBP	4.77	GBP	293	(12,621)
Novo Nordisk A/S, Class B	Barclays Bank PLC	21,500	01/12/21	DKK	458.71	DKK	9,173	(1,023)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	345,000	01/12/21	USD	465.59	USD	182,850	(791,509)
Ansell Ltd.	UBS AG	13,700	01/13/21	AUD	42.35	AUD	476	(1)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	71,700	01/13/21	SGD	25.13	SGD	1,795	(23,247)
Koninklijke Philips NV	Goldman Sachs International	9,200	01/13/21	EUR	45.88	EUR	403	(3,229)
Novartis AG, Registered Shares	Goldman Sachs International	42,700	01/13/21	CHF	81.14	CHF	3,572	(133,337)
Deutsche Post AG, Registered Shares	UBS AG	103,200	01/15/21	EUR	40.15	EUR	4,180	(142,799)
Schneider Electric SE	UBS AG	18,200	01/15/21	EUR	121.13	EUR	2,153	(22,830)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	62,000	01/15/21	SGD	22.03	SGD	1,401	(32,962)
Ansell Ltd.	Morgan Stanley & Co. International PLC	31,100	01/20/21	AUD	39.09	AUD	1,082	(1,022)
BAE Systems PLC	Barclays Bank PLC	272,000	01/20/21	GBP	5.06	GBP	1,330	(17,171)
British American Tobacco PLC	Credit Suisse International	89,800	01/20/21	GBP	28.24	GBP	2,432	(44,179)
Novo Nordisk A/S, Class B	Barclays Bank PLC	61,300	01/20/21	DKK	441.75	DKK	26,154	(36,866)
Sanofi	Goldman Sachs International	52,800	01/20/21	EUR	85.64	EUR	4,155	(12,649)
Taiwan Semiconductor Manufacturing Co. Ltd.	Goldman Sachs International	116,000	01/20/21	USD	506.94	USD	61,480	(105,373)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	62,000	01/20/21	SGD	22.48	SGD	1,401	(20,884)
Amadeus IT Group SA	UBS AG	49,500	01/21/21	EUR	66.15	EUR	2,948	(35,026)
Ansell Ltd.	UBS AG	12,700	01/21/21	AUD	35.44	AUD	442	(6,968)
Schneider Electric SE	Morgan Stanley & Co. International PLC	6,200	01/21/21	EUR	119.00	EUR	733	(16,123)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	86,300	01/21/21	AUD	34.01	AUD	2,775	(8,482)
Unilever PLC	Credit Suisse International	44,400	01/21/21	GBP	44.55	GBP	1,950	(34,076)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	56,600	01/21/21	SGD	23.23	SGD	1,279	(6,443)
AstraZeneca PLC	Credit Suisse International	17,900	01/26/21	GBP	78.68	GBP	1,311	(14,047)
BAE Systems PLC	Credit Suisse International	214,400	01/26/21	GBP	5.19	GBP	1,048	(9,259)
British American Tobacco PLC	Credit Suisse International	45,000	01/26/21	GBP	29.46	GBP	1,219	(10,027)
DBS Group Holdings Ltd.	UBS AG	134,200	01/26/21	SGD	26.07	SGD	3,360	(26,809)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	23,400	01/26/21	CHF	81.73	CHF	1,957	(68,460)
RELX PLC	Credit Suisse International	33,400	01/26/21	EUR	20.33	EUR	669	(14,110)
Sanofi	Morgan Stanley & Co. International PLC	46,500	01/26/21	EUR	79.47	EUR	3,660	(106,141)
Amcor PLC	JPMorgan Chase Bank N.A.	9,900	01/27/21	AUD	15.97	AUD	152	(1,209)
Ansell Ltd.	Morgan Stanley & Co. International PLC	45,000	01/27/21	AUD	34.70	AUD	1,565	(41,385)
Diageo PLC	Goldman Sachs International	24,800	01/27/21	GBP	30.31	GBP	714	(8,209)
Koninklijke Philips NV	Credit Suisse International	71,700	01/27/21	EUR	44.07	EUR	3,139	(119,780)
Sonic Healthcare Ltd.	UBS AG	41,300	01/27/21	AUD	32.99	AUD	1,328	(13,600)
Carrier Global Corp.	Morgan Stanley & Co. International PLC	82,000	02/01/21	USD	37.25	USD	3,093	(172,983)
TELUS Corp.	Goldman Sachs International	239,000	02/01/21	CAD	25.25	CAD	6,025	(84,498)
Amadeus IT Group SA	UBS AG	49,500	02/02/21	EUR	66.15	EUR	2,948	(62,005)
BAE Systems PLC	Goldman Sachs International	214,400	02/02/21	GBP	5.31	GBP	1,048	(5,718)
Kone OYJ, Class B	Goldman Sachs International	3,000	02/02/21	EUR	69.25	EUR	199	(2,337)
Reckitt Benckiser Group PLC	Goldman Sachs International	35,000	02/02/21	GBP	66.35	GBP	2,290	(63,272)
RELX PLC	Goldman Sachs International	61,200	02/02/21	EUR	20.58	EUR	1,226	(21,380)
United Overseas Bank Ltd.	UBS AG	51,100	02/02/21	SGD	23.50	SGD	1,154	(6,437)
Amcor PLC	JPMorgan Chase Bank N.A.	280,000	02/03/21	AUD	15.38	AUD	4,295	(93,028)
Ansell Ltd.	JPMorgan Chase Bank N.A.	14,300	02/03/21	AUD	36.47	AUD	497	(6,737)
Diageo PLC	UBS AG	30,900	02/03/21	GBP	30.43	GBP	889	(12,947)
Heineken NV	UBS AG	26,000	02/03/21	EUR	90.53	EUR	2,372	(105,946)
Nestle SA, Registered Shares	Citibank N.A.	13,200	02/03/21	CHF	103.08	CHF	1,376	(41,087)
Reckitt Benckiser Group PLC	UBS AG	22,800	02/10/21	GBP	66.89	GBP	1,492	(41,239)
Citizens Financial Group, Inc.	Credit Suisse International	97,000	02/25/21	USD	35.00	USD	3,469	(242,542)
TELUS Corp.	Credit Suisse International	93,000	03/01/21	CAD	25.75	CAD	2,345	(26,936)

								$(4,047,943)

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$2,543,325	$(2,710,164)	$(8,328,517)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$8,328,517	$—	$—	$—	$8,328,517

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(12,159,861)	$—	$—	$—	$(12,159,861)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$1,625,233	$—	$—	$—	$1,625,233

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$7,157,245

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$8,328,517

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	8,328,517

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,280,574)

Total derivative assets and liabilities subject to an MNA	$—	$4,047,943

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced Global Dividend Trust (BOE)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$57,099	$—	$(57,099)	$—	$—
Citibank N.A.	41,087	—	(41,087)	—	—
Credit Suisse International	514,956	—	(514,956)	—	—
Goldman Sachs International	855,892	—	(835,892)	(20,000)	—
JPMorgan Chase Bank N.A.	178,067	—	(178,067)	—	—
Morgan Stanley & Co. International PLC	421,039	—	(306,941)	—	114,098
UBS AG	1,979,803	—	(1,979,803)	—	—

	$4,047,943	$—	$(3,913,845)	$(20,000)	$114,098

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$12,085,642	$3	$12,085,645
Canada	26,875,318	—	—	26,875,318
Denmark	—	10,494,495	—	10,494,495
Finland	—	5,947,806	—	5,947,806
France	—	35,705,680	—	35,705,680
Germany	—	9,287,162	—	9,287,162
India	—	—	893,673	893,673
Ireland	8,120,496	—	—	8,120,496
Netherlands	6,432,589	11,425,788	—	17,858,377
Singapore	—	20,524,618	—	20,524,618
Spain	—	16,243,559	—	16,243,559
Switzerland	—	31,702,435	—	31,702,435
Taiwan	—	15,852,833	—	15,852,833
United Kingdom	—	139,879,512	—	139,879,512
United States	429,952,272	9,351,472	—	439,303,744

	$471,380,675	$318,501,002	$893,676	$790,775,353

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(4,093,752)	$(4,234,765)	$—	$(8,328,517)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

66	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.9%
Ansell Ltd.	613,729	$16,406,249
Sonic Healthcare Ltd.	679,160	16,827,426

		33,233,675

Canada — 5.1%
TELUS Corp.	1,727,668	34,216,757

Denmark — 3.6%
Novo Nordisk A/S, Class B	345,791	24,122,082

Finland — 2.6%
Kone OYJ, Class B	218,918	17,837,471

France — 8.5%
Sanofi	392,415	38,034,043
Schneider Electric SE	136,936	19,791,007

		57,825,050

Germany — 2.9%
Deutsche Post AG, Registered Shares	399,971	19,812,865

India — 2.4%
HDFC Bank Ltd.(a)	755,604	14,882,739
Jasper Infotech Private Ltd., , Series I, (Acquired 05/07/14, Cost: $3,948,600)(b)(c)	5,300	1,337,985

		16,220,724

Netherlands — 5.6%
Heineken NV	122,687	13,672,107
Koninklijke Philips NV(a)	454,709	24,494,052

		38,166,159

Singapore — 5.2%
DBS Group Holdings Ltd.	1,013,900	19,214,144
United Overseas Bank Ltd.	916,400	15,619,495

		34,833,639

Spain — 6.3%
Amadeus IT Group SA	374,163	27,619,683
Bankinter SA	2,709,667	14,697,857

		42,317,540

Switzerland — 9.0%
Nestle SA, Registered Shares	263,027	31,092,755
Novartis AG, Registered Shares	318,673	30,005,576

		61,098,331

Taiwan — 4.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,446,000	27,354,649

United Kingdom — 34.9%
Amcor PLC	1,416,141	16,816,980
AstraZeneca PLC	227,903	22,724,953
BAE Systems PLC	4,273,692	28,500,290
British American Tobacco PLC	717,913	26,661,041
Diageo PLC	338,003	13,374,361

Security	Shares	Value

United Kingdom (continued)
Ferguson PLC	225,759	$27,429,816
Reckitt Benckiser Group PLC	367,025	32,758,545
RELX PLC	1,352,303	33,045,677
Unilever PLC	582,975	34,963,148

		236,274,811

United States — 3.7%
Visa, Inc., Class A(d)	114,099	24,956,874

Total Common Stocks — 98.7%
(Cost: $543,152,010)		668,270,627

Preferred Securities

Preferred Stocks — 0.7%

China — 0.7%
Xiaoju Kuaizhi, Inc., Series A-17, (Acquired 07/28/15, Cost: $2,106,332)(b)(c)	76,800	4,323,072

Total Preferred Securities — 0.7%
(Cost: $2,106,332)		4,323,072

Total Long-Term Investments — 99.4%
(Cost: $545,258,342)		672,593,699

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(e)(f)	287,381	287,381

Total Short-Term Securities — 0.1%
(Cost: $287,381)		287,381

Total Investments Before Options Written — 99.5%
(Cost: $545,545,723)		672,881,080

Options Written — (1.1)%
(Premiums Received: $(6,345,108))		(7,029,731)

Total Investments, Net of Options Written — 98.4%
(Cost: $539,200,615)		665,851,349

Other Assets Less Liabilities — 1.6%		11,097,408

Net Assets — 100.0%		$ 676,948,757

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $5,661,057, representing 0.84% of its net assets as of period end, and an original cost of $6,054,932.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced International Dividend Trust (BGY)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$17,518,842	$—	$(17,231,461)(a)	$—	$—	$287,381	287,381	$56,675	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Visa, Inc., Class A	185	01/08/21	USD	212.50	USD	4,047	$ (131,350)
TELUS Corp.	2,282	01/15/21	CAD	26.00	CAD	5,753	(8,067)
Visa, Inc., Class A	72	01/22/21	USD	215.00	USD	1,575	(53,100)
Visa, Inc., Class A	184	01/29/21	USD	215.00	USD	4,025	(158,240)
TELUS Corp.	2,282	02/19/21	CAD	26.00	CAD	5,753	(44,819)
Visa, Inc., Class A	72	02/19/21	USD	220.00	USD	1,575	(57,240)

							$ (452,816)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Koninklijke Philips NV	Barclays Bank PLC	59,900	01/05/21	EUR	45.99	EUR	2,622	$(4,650)
RELX PLC	Barclays Bank PLC	40,700	01/05/21	EUR	20.74	EUR	815	(699)
Unilever PLC	Barclays Bank PLC	161,000	01/05/21	GBP	47.62	GBP	7,071	(31)
Ansell Ltd.	UBS AG	39,700	01/06/21	AUD	42.35	AUD	1,381	—
AstraZeneca PLC	UBS AG	40,800	01/06/21	GBP	84.86	GBP	2,988	(274)
BAE Systems PLC	Goldman Sachs International	328,300	01/06/21	GBP	4.55	GBP	1,605	(147,099)
Bankinter SA	Barclays Bank PLC	492,000	01/06/21	EUR	3.41	EUR	2,177	(619,135)
DBS Group Holdings Ltd.	UBS AG	145,300	01/06/21	SGD	21.66	SGD	3,638	(379,416)
Nestle SA, Registered Shares	Goldman Sachs International	59,400	01/06/21	CHF	104.58	CHF	6,193	(61,264)
Reckitt Benckiser Group PLC	Goldman Sachs International	45,200	01/06/21	GBP	70.90	GBP	2,957	(275)
RELX PLC	Goldman Sachs International	167,900	01/06/21	EUR	18.54	EUR	3,363	(299,431)
Sanofi	Goldman Sachs International	45,700	01/06/21	EUR	87.17	EUR	3,597	(84)
British American Tobacco PLC	UBS AG	54,000	01/07/21	GBP	26.28	GBP	1,462	(78,534)
Kone OYJ, Class B	Goldman Sachs International	42,100	01/07/21	EUR	74.55	EUR	2,798	—
Novartis AG, Registered Shares	UBS AG	82,900	01/07/21	CHF	77.23	CHF	6,935	(574,728)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	40,500	01/07/21	DKK	438.98	DKK	17,279	(9,652)
Sonic Healthcare Ltd.	UBS AG	109,900	01/07/21	AUD	36.44	AUD	3,533	(16)
Unilever PLC	UBS AG	69,800	01/07/21	GBP	47.01	GBP	3,066	(357)
BAE Systems PLC	UBS AG	310,000	01/12/21	GBP	4.77	GBP	1,515	(65,210)
Novo Nordisk A/S, Class B	Barclays Bank PLC	81,700	01/12/21	DKK	458.71	DKK	34,857	(3,886)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	544,000	01/12/21	TWD	465.59	TWD	288,320	(1,248,061)
Ansell Ltd.	UBS AG	39,700	01/13/21	AUD	42.35	AUD	1,381	(3)
DBS Group Holdings Ltd.	JPMorgan Chase Bank N.A.	64,300	01/13/21	SGD	25.13	SGD	1,610	(20,848)
Koninklijke Philips NV	Goldman Sachs International	43,900	01/13/21	EUR	45.88	EUR	1,922	(15,406)
Novartis AG, Registered Shares	Goldman Sachs International	63,300	01/13/21	CHF	81.14	CHF	5,295	(197,663)
Heineken NV	Goldman Sachs International	26,300	01/14/21	EUR	92.66	EUR	2,399	(34,249)
Deutsche Post AG, Registered Shares	UBS AG	121,800	01/15/21	EUR	40.15	EUR	4,933	(168,536)
Schneider Electric SE	UBS AG	71,000	01/15/21	EUR	121.13	EUR	8,399	(89,063)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	100,000	01/15/21	SGD	22.03	SGD	2,259	(53,165)
Ansell Ltd.	Morgan Stanley & Co. International PLC	38,200	01/20/21	AUD	39.09	AUD	1,329	(1,255)
BAE Systems PLC	Barclays Bank PLC	442,000	01/20/21	GBP	5.06	GBP	2,160	(27,903)

68	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
British American Tobacco PLC	Credit Suisse International	100,200	01/20/21	GBP	28.24	GBP	2,713	$(49,295)
Kone OYJ	Goldman Sachs International	62,800	01/20/21	EUR	72.76	EUR	4,174	(3,564)
Novo Nordisk A/S, Class B	Barclays Bank PLC	53,700	01/20/21	DKK	441.75	DKK	22,911	(32,295)
Sanofi	Goldman Sachs International	84,500	01/20/21	EUR	85.64	EUR	6,650	(20,244)
Taiwan Semiconductor Manufacturing Co. Ltd.	Goldman Sachs International	329,000	01/20/21	TWD	506.94	TWD	174,370	(298,860)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	110,000	01/20/21	SGD	22.48	SGD	2,485	(37,052)
Amadeus IT Group SA	UBS AG	71,900	01/21/21	EUR	66.15	EUR	4,282	(50,876)
Ansell Ltd.	UBS AG	121,200	01/21/21	AUD	35.44	AUD	4,215	(66,500)
Schneider Electric SE	Morgan Stanley & Co. International PLC	10,500	01/21/21	EUR	119.00	EUR	1,242	(27,306)
Sonic Healthcare Ltd.	Morgan Stanley & Co. International PLC	150,900	01/21/21	AUD	34.01	AUD	4,851	(14,831)
Unilever PLC	Credit Suisse International	30,300	01/21/21	GBP	44.55	GBP	1,331	(23,255)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	60,400	01/21/21	SGD	23.23	SGD	1,364	(6,876)
Amadeus IT Group SA	Morgan Stanley & Co. International PLC	24,500	01/26/21	EUR	61.36	EUR	1,459	(65,304)
AstraZeneca PLC	Credit Suisse International	50,100	01/26/21	GBP	78.68	GBP	3,669	(39,315)
BAE Systems PLC	Credit Suisse International	296,000	01/26/21	GBP	5.19	GBP	1,447	(12,783)
Bankinter SA	Morgan Stanley & Co. International PLC	492,000	01/26/21	EUR	4.66	EUR	2,177	(47,591)
British American Tobacco PLC	Credit Suisse International	97,000	01/26/21	GBP	29.46	GBP	2,627	(21,613)
DBS Group Holdings Ltd.	UBS AG	246,600	01/26/21	SGD	26.07	SGD	6,175	(49,263)
Deutsche Post AG, Registered Shares	Credit Suisse International	98,200	01/26/21	EUR	41.84	EUR	3,977	(72,421)
Novartis AG, Registered Shares	Morgan Stanley & Co. International PLC	31,100	01/26/21	CHF	81.73	CHF	2,602	(90,987)
RELX PLC	Credit Suisse International	119,700	01/26/21	EUR	20.33	EUR	2,398	(50,567)
Sanofi	Morgan Stanley & Co. International PLC	39,900	01/26/21	EUR	79.47	EUR	3,140	(91,076)
Amcor PLC	JPMorgan Chase Bank N.A.	301,200	01/27/21	AUD	15.97	AUD	4,620	(36,789)
Ansell Ltd.	Morgan Stanley & Co. International PLC	59,000	01/27/21	AUD	34.70	AUD	2,052	(54,261)
Diageo PLC	Goldman Sachs International	97,800	01/27/21	GBP	30.31	GBP	2,815	(32,373)
Koninklijke Philips NV	Credit Suisse International	100,800	01/27/21	EUR	44.07	EUR	4,413	(168,394)
Sonic Healthcare Ltd.	UBS AG	112,700	01/27/21	AUD	32.99	AUD	3,623	(37,112)
TELUS Corp.	Goldman Sachs International	287,000	02/01/21	CAD	25.25	CAD	7,235	(101,468)
Amadeus IT Group SA	UBS AG	71,900	02/02/21	EUR	66.15	EUR	4,282	(90,064)
BAE Systems PLC	Goldman Sachs International	119,500	02/02/21	GBP	5.31	GBP	584	(3,187)
Bankinter SA	Credit Suisse International	235,400	02/02/21	EUR	4.65	EUR	1,041	(26,536)
Kone OYJ, Class B	Goldman Sachs International	15,600	02/02/21	EUR	69.25	EUR	1,037	(12,152)
Reckitt Benckiser Group PLC	Goldman Sachs International	57,700	02/02/21	GBP	66.35	GBP	3,775	(104,308)
RELX PLC	Goldman Sachs International	162,600	02/02/21	EUR	20.58	EUR	3,257	(56,805)
United Overseas Bank Ltd.	UBS AG	141,900	02/02/21	SGD	23.50	SGD	3,206	(17,874)
Amcor PLC	JPMorgan Chase Bank N.A.	336,000	02/03/21	AUD	15.38	AUD	5,154	(111,633)
Ansell Ltd.	JPMorgan Chase Bank N.A.	39,700	02/03/21	AUD	36.47	AUD	1,381	(18,704)
Diageo PLC	UBS AG	20,600	02/03/21	GBP	30.43	GBP	593	(8,631)
Heineken NV	UBS AG	29,000	02/03/21	EUR	90.53	EUR	2,645	(118,170)
Nestle SA, Registered Shares	Citibank N.A.	58,900	02/03/21	CHF	103.08	CHF	6,141	(183,335)
Reckitt Benckiser Group PLC	UBS AG	62,200	02/10/21	GBP	66.89	GBP	4,069	(112,504)
TELUS Corp.	Credit Suisse International	34,000	03/01/21	CAD	25.75	CAD	857	(9,848)

								$(6,576,915)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$2,609,686	$(3,294,309)	$(7,029,731)

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced International Dividend Trust (BGY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$ —	$—	$7,029,731	$—	$—	$—	$7,029,731

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$ —	$—	$(14,426,621)	$—	$—	$—	$(14,426,621)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$ —	$—	$1,142,677	$—	$—	$—	$1,142,677

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$6,086,704

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$7,029,731

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	7,029,731

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(452,816)

Total derivative assets and liabilities subject to an MNA	$—	$6,576,915

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$688,599	$—	$—	$(688,599)	$—
Citibank N.A.	183,335	—	(5,335)	(178,000)	—
Credit Suisse International	474,027	—	(186,027)	(288,000)	—
Goldman Sachs International	1,388,432	—	(1,388,432)	—	—
JPMorgan Chase Bank N.A.	278,191	—	—	(181,000)	97,191
Morgan Stanley & Co. International PLC	409,139	—	—	(409,139)	—
UBS AG	3,155,192	—	(3,155,192)	—	—

	$6,576,915	$—	$(4,734,986)	$(1,744,738)	$97,191

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

70	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Enhanced International Dividend Trust (BGY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$33,233,675	$—	$33,233,675
Canada	34,216,757	—	—	34,216,757
Denmark	—	24,122,082	—	24,122,082
Finland	—	17,837,471	—	17,837,471
France	—	57,825,050	—	57,825,050
Germany	—	19,812,865	—	19,812,865
India	—	14,882,739	1,337,985	16,220,724
Netherlands	13,672,107	24,494,052	—	38,166,159
Singapore	—	34,833,639	—	34,833,639
Spain	—	42,317,540	—	42,317,540
Switzerland	—	61,098,331	—	61,098,331
Taiwan	—	27,354,649	—	27,354,649
United Kingdom	—	236,274,811	—	236,274,811
United States	24,956,874	—	—	24,956,874
Preferred Securities
Preferred Stocks	—	—	4,323,072	4,323,072
Short-Term Securities
Money Market Funds	287,381	—	—	287,381

	$73,133,119	$594,086,904	$5,661,057	$672,881,080

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(452,816)	$(6,576,915)	$—	$(7,029,731)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments December 31, 2020	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 18.3%
Acceleron Pharma, Inc.(a)(b)	38,325	$4,903,301
Acerta Pharma BV, Series B, (Acquired 05/06/15, Cost: $986,402)(c)(d)	17,146,440	2,331,744
Agios Pharmaceuticals, Inc.(a)(b)	21,625	937,011
Allakos, Inc.(a)(b)	25,320	3,544,800
Allogene Therapeutics, Inc.(a)(b)	30,786	777,039
Alnylam Pharmaceuticals, Inc.(a)(b)	31,968	4,154,881
Amgen, Inc.(a)	55,702	12,807,004
Annexon, Inc.(b)	5,545	138,791
Annexon, Inc., (Acquired 06/26/20, Cost: $190,006)(d)	15,164	377,446
Apellis Pharmaceuticals, Inc.(a)(b)	21,950	1,255,540
Arcutis Biotherapeutics, Inc.(b)	42,378	1,192,093
Arena Pharmaceuticals, Inc.(a)(b)	14,984	1,151,221
Atreca, Inc., Class A(b)	19,453	314,166
Biogen, Inc.(a)(b)	10,940	2,678,768
BioMarin Pharmaceutical, Inc.(a)(b)	34,929	3,062,924
Blueprint Medicines Corp.(a)(b)	9,623	1,079,220
Cerevel Therapeutics Holdings, Inc.(b)	12,589	208,726
ChemoCentryx, Inc.(a)(b)	9,383	580,995
Cytokinetics, Inc.(a)(b)	16,280	338,298
Decibel Therapeutics, Inc., (Acquired 11/02/20, Cost: $132,438)(c)(d)	76,709	132,438
Dicerna Pharmaceuticals, Inc.(a)(b)	14,790	325,824
Eidos Therapeutics, Inc.(a)(b)	7,258	955,008
Everest Medicines Ltd., (Acquired 09/30/20, Cost: $218,631)(b)(d)(e)	30,500	259,104
FibroGen, Inc.(a)(b)	5,980	221,798
Forma Therapeutics Holdings, Inc.(b)	11,947	416,950
Galapagos NV, ADR(a)(b)	5,792	573,292
Genmab A/S(b)	14,763	5,986,306
Genmab A/S, ADR(a)(b)	48,661	1,978,556
Gilead Sciences, Inc.(a)	76,159	4,437,023
Global Blood Therapeutics, Inc.(a)(b)	6,939	300,528
Halozyme Therapeutics, Inc.(a)(b)	25,850	1,104,054
Imago Biosciences, Inc., (Acquired 11/12/20, Cost: $235,002)(c)(d)	194,570	235,430
Immunovant, Inc.(b)	30,416	1,404,915
Incyte Corp.(a)(b)	23,637	2,055,946
Intellia Therapeutics, Inc.(a)(b)	13,419	729,994
Iovance Biotherapeutics, Inc.(a)(b)	30,890	1,433,296
Kodiak Sciences, Inc.(a)(b)	9,010	1,323,659
Kronos Bio, Inc., (Acquired 10/09/20, Cost: $260,000)(d)	16,099	467,920
Krystal Biotech, Inc.(b)	5,200	312,000
Mersana Therapeutics, Inc.(a)(b)	57,220	1,522,624
Mirati Therapeutics, Inc.(a)(b)	10,876	2,388,805
Molecular Templates, Inc.(a)(b)	21,176	198,843
Neurocrine Biosciences, Inc.(a)(b)	18,372	1,760,956
Panacea Acquisition Corp., Class A(b)	12,152	142,178
Prothena Corp. PLC(a)(b)	21,064	252,979
Rapt Therapeutics, Inc.(a)(b)	8,660	171,035
Regeneron Pharmaceuticals, Inc.(a)(b)	11,420	5,517,116
Relay Therapeutics, Inc.(b)	10,918	453,752
Remegen Co. Ltd., Class H, (Acquired 11/03/20, Cost: $369,944)(b)(d)(e)	54,500	643,922
Sarepta Therapeutics, Inc.(a)(b)	8,718	1,486,332
Seagen, Inc.(a)(b)	65,708	11,508,099
Seres Therapeutics, Inc.(a)(b)	24,015	588,368

Security	Shares	Value

Biotechnology (continued)
Sigilon Therapeutics, Inc., (Acquired 02/14/20, Cost: $264,000)(d)	19,555	$899,310
Stoke Therapeutics, Inc.(a)(b)	8,696	538,543
Taysha Gene Therapies, Inc.(b)	13,722	364,182
Taysha Gene Therapies, Inc., (Acquired 07/30/20, Cost: $268,600)(d)	17,214	446,453
TCR2 Therapeutics, Inc.(a)(b)	10,160	314,249
Vertex Pharmaceuticals, Inc.(a)(b)	17,563	4,150,839

		99,836,594

Diversified Financial Services(b) — 0.6%
ARYA Sciences Acquisition Corp. III, Class A	16,560	179,676
BCTG Acquisition Corp.	8,720	99,757
Deerfield Healthcare Technology Acquisitions Corp., Class A	21,007	327,709
FS Development Corp., Class A	2,973	32,703
Health Assurance Acquisition Corp.	90,235	994,390
Health Sciences Acquisitions Corp.	13,696	175,446
Helix Acquisition Corp., Class A	11,715	126,873
Longview Acquisition Corp., Class A	35,345	699,478
MedTech Acquisition Corp.	42,753	448,906
Therapeutics Acquisition Corp., Class A	27,000	376,650

		3,461,588

Health Care Equipment & Supplies — 29.3%
Abbott Laboratories(a)	241,542	26,446,433
ABIOMED, Inc.(a)(b)	10,709	3,471,858
Alcon, Inc.(a)(b)	115,995	7,653,350
Baxter International, Inc.(a)	96,487	7,742,117
Becton Dickinson and Co.(a)	31,871	7,974,762
Boston Scientific Corp.(a)(b)	372,187	13,380,123
Edwards Lifesciences Corp.(a)(b)	156,845	14,308,969
Envista Holdings Corp.(b)	36,720	1,238,565
Intuitive Surgical, Inc.(a)(b)	14,158	11,582,660
Kangji Medical Holdings Ltd.(b)	264,936	513,742
Masimo Corp.(a)(b)	24,540	6,586,045
Medtronic PLC(a)	140,686	16,479,958
Nevro Corp.(a)(b)	13,928	2,410,937
ResMed, Inc.(a)	25,377	5,394,135
SI-BONE, Inc.(b)	4,237	126,686
Silk Road Medical, Inc.(a)(b)	9,292	585,210
Straumann Holding AG, Registered Shares	2,745	3,215,550
Stryker Corp.(a)	59,696	14,627,908
Teleflex, Inc.(a)	19,140	7,877,450
Zimmer Biomet Holdings, Inc.(a)	54,022	8,324,250

		159,940,708

Health Care Providers & Services — 20.8%
Amedisys, Inc.(a)(b)	19,072	5,594,390
AmerisourceBergen Corp.(a)	14,280	1,396,013
Anthem, Inc.(a)	38,737	12,438,063
Cardinal Health, Inc.(a)	25,630	1,372,743
Centene Corp.(a)(b)	99,507	5,973,405
Cigna Corp.(a)	74,904	15,593,515
Encompass Health Corp.(a)	40,167	3,321,409
Humana, Inc.(a)	35,650	14,626,126
LHC Group, Inc.(a)(b)	20,224	4,314,184
McKesson Corp.(a)	6,180	1,074,826
Oak Street Health, Inc.(a)(b)	8,409	514,294
Oak Street Health, Inc., (Acquired 03/04/20, Cost: $575,147)(d)	54,700	3,314,785

72	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc.(a)	12,824	$1,528,236
UnitedHealth Group, Inc.(f)	121,699	42,677,405

		113,739,394

Health Care Technology — 0.8%
Teladoc Health, Inc.(a)(b)	21,980	4,395,121

Insurance(b) — 0.1%
GoHealth, Inc., Class A	36,551	499,287
Selectquote, Inc.(a)	9,800	203,350

		702,637

Internet & Direct Marketing Retail — 0.6%
JD Health International, Inc., (Acquired 12/01/20, Cost: $1,501,357)(d)	163,250	3,019,171

Life Sciences Tools & Services — 8.6%
Agilent Technologies, Inc.(a)	13,960	1,654,120
Avantor, Inc.(a)(b)	131,114	3,690,859
Illumina, Inc.(a)(b)	14,327	5,300,990
IQVIA Holdings, Inc.(a)(b)	37,963	6,801,831
PPD, Inc.(a)(b)	79,280	2,712,962
Thermo Fisher Scientific, Inc.(a)	38,043	17,719,668
WuXi AppTec Co. Ltd., Class H(e)	225,785	4,429,272
Wuxi Biologics Cayman, Inc.(b)(e)	361,500	4,793,971

		47,103,673

Pharmaceuticals — 19.3%
Bristol-Myers Squibb Co.(a)	167,023	10,360,437
Eisai Co. Ltd.	24,300	1,737,769
Eli Lilly & Co.(a)	88,848	15,001,096
Hansoh Pharmaceutical Group Co. Ltd.(b)(e)	882,438	4,276,513
Hua Medicine(b)(e)(g)	735,105	549,021
Johnson & Johnson(a)	151,324	23,815,371
Merck & Co., Inc.(a)	103,567	8,471,781
Merck KGaA	24,331	4,173,115
Nektar Therapeutics(a)(b)	24,513	416,721
Ocumension Therapeutics, (Acquired 07/06/20, Cost: $65,918)(b)(d)(e)	34,500	119,822
Pfizer, Inc.(a)	327,078	12,039,741
Roche Holding AG	12,627	4,397,965
Royalty Pharma PLC, Class A(a)	15,446	773,072
Sanofi	68,800	6,668,303
Sanofi, ADR(a)	54,625	2,654,229
Viatris, Inc.(b)	40,225	753,817
Zoetis, Inc.(a)	54,489	9,017,929

		105,226,702

Total Common Stocks — 98.4% (Cost: $320,239,282)		537,425,588

Security	Benefical Interest (000)	Value

Other Interests(h)

Pharmaceuticals — 0.1%
Afferent Pharmaceuticals, Inc.(c)	$190	$254,814

Total Other Interests — 0.1% (Cost: $ — )		254,814

	Shares

Preferred Securities

Preferred Stocks — 0.3%(c)(d)

Biotechnology — 0.3%
Acumen Pharmaceuticals, Inc., Series B, (Acquired 11/20/20, Cost: $348,001)	136,471	348,001
Ambrx Biopharma, Inc.
Series A, (Acquired 11/06/20, Cost: $250,001)	159,931	250,004
Series B, (Acquired 11/06/20, Cost: $250,001)	143,938	250,006
Connect Biopharma Holdings Ltd., Series C, (Acquired 12/01/20, Cost: $250,023)	39,540	250,023
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $149,465)	126,665	163,398
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $156,340)	64,074	156,341

Total Preferred Securities — 0.3% (Cost: $1,403,831)		1,417,773

Warrants

Biotechnology(b) — 0.0%
Cerevel Therapeutics Holdings, Inc. (Expires 10/27/2025)	4,196	23,707
Panacea Acquisition Corp. (Expires 07/07/2027)	4,050	12,960

		36,667

Diversified Financial Services(b) — 0.0%
Deerfield Healthcare Technology Acquisitions Corp. (Expires 07/16/2025)	4,201	17,224
Longview Acquisition Corp. (Expires 06/29/2025)	11,781	77,637

		94,861

Total Warrants — 0.0% (Cost: $32,657)		131,528

Total Long-Term Investments — 98.8% (Cost: $321,675,770)		539,229,703

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(i)(j)	13,774,637	$13,774,637
SL Liquidity Series, LLC, Money Market Series, 0.17%(i)(j)(k)	102,671	102,701

Total Short-Term Securities — 2.5% (Cost: $13,877,338)		13,877,338

Total Investments Before Options Written — 101.3% (Cost: $335,553,108)		553,107,041

Options Written — (1.4)% (Premiums Received: $(6,475,846))		(7,788,592)

Total Investments, Net of Options Written — 99.9% (Cost: $329,077,262)		545,318,449

Other Assets Less Liabilities — 0.1%		618,050

Net Assets — 100.0%		$545,936,499

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $13,665,318, representing 2.50% of its net assets as of period end, and an original cost of $6,471,276.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	All or a portion of this security is on loan.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,489,138	$10,285,499	(a)	$—		$—	$—	$13,774,637	13,774,637	$31,667		$—
SL Liquidity Series, LLC, Money Market Series	253,877	—		(150,804	)(a)	(368)	(4)	102,701	102,671	9,874	(b)	—

						$(368)	$(4)	$13,877,338		$41,541		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Eidos Therapeutics, Inc.	14	01/05/21	USD	84.72	USD	184	$(65,607)
Avantor, Inc.	265	01/06/21	USD	27.00	USD	746	(34,199)
Abbott Laboratories	362	01/08/21	USD	110.00	USD	3,964	(45,250)
AmerisourceBergen Corp.	30	01/08/21	USD	103.00	USD	293	(750)
Baxter International, Inc.	55	01/08/21	USD	79.50	USD	441	(7,975)
Becton Dickinson and Co.	50	01/08/21	USD	245.00	USD	1,251	(31,750)
Biogen, Inc.	18	01/08/21	USD	267.50	USD	441	(1,800)
Boston Scientific Corp.	561	01/08/21	USD	35.00	USD	2,017	(64,795)
Bristol-Myers Squibb Co.	92	01/08/21	USD	64.00	USD	571	(2,254)
Cardinal Health, Inc.	49	01/08/21	USD	57.50	USD	262	(735)
Centene Corp.	123	01/08/21	USD	65.50	USD	738	(1,169)
Cigna Corp.	72	01/08/21	USD	212.50	USD	1,499	(28,260)
Edwards Lifesciences Corp.	1	01/08/21	USD	86.00	USD	9	(515)

74	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Gilead Sciences, Inc.	152	01/08/21	USD	62.50	USD	886	$(2,052)
Humana, Inc.	39	01/08/21	USD	420.00	USD	1,600	(15,015)
Intuitive Surgical, Inc.	17	01/08/21	USD	777.50	USD	1,391	(70,465)
Johnson & Johnson	82	01/08/21	USD	150.00	USD	1,291	(61,500)
Johnson & Johnson	122	01/08/21	USD	155.00	USD	1,920	(37,271)
McKesson Corp.	6	01/08/21	USD	182.50	USD	104	(174)
Medtronic PLC	125	01/08/21	USD	116.00	USD	1,464	(27,437)
Merck & Co., Inc.	107	01/08/21	USD	82.50	USD	875	(7,651)
Pfizer, Inc.	707	01/08/21	USD	43.50	USD	2,602	(1,061)
Teladoc Health, Inc.	26	01/08/21	USD	207.50	USD	520	(6,695)
UnitedHealth Group, Inc.	57	01/08/21	USD	340.00	USD	1,999	(81,082)
UnitedHealth Group, Inc.	65	01/08/21	USD	360.00	USD	2,279	(19,955)
Zoetis, Inc.	126	01/08/21	USD	162.50	USD	2,085	(52,290)
Abbott Laboratories	174	01/15/21	USD	115.00	USD	1,905	(8,439)
ABIOMED, Inc.	21	01/15/21	USD	290.00	USD	681	(81,060)
Acceleron Pharma, Inc.	57	01/15/21	USD	135.00	USD	729	(15,247)
Agilent Technologies, Inc.	55	01/15/21	USD	120.00	USD	652	(9,350)
Agios Pharmaceuticals, Inc.	50	01/15/21	USD	45.00	USD	217	(8,625)
Alcon, Inc.	115	01/15/21	USD	65.00	USD	759	(24,150)
Allakos, Inc.	75	01/15/21	USD	105.00	USD	1,050	(268,125)
Allogene Therapeutics, Inc.	123	01/15/21	USD	30.00	USD	310	(3,383)
Alnylam Pharmaceuticals, Inc.	64	01/15/21	USD	140.00	USD	832	(19,200)
Amedisys, Inc.	73	01/15/21	USD	250.00	USD	2,141	(319,010)
Amgen, Inc.	61	01/15/21	USD	250.00	USD	1,402	(2,745)
Anthem, Inc.	49	01/15/21	USD	340.00	USD	1,573	(10,413)
Apellis Pharmaceuticals, Inc.	44	01/15/21	USD	45.00	USD	252	(56,100)
Baxter International, Inc.	145	01/15/21	USD	80.00	USD	1,163	(24,650)
Becton Dickinson and Co.	49	01/15/21	USD	240.00	USD	1,226	(57,575)
Biogen, Inc.	25	01/15/21	USD	275.00	USD	612	(8,750)
BioMarin Pharmaceutical, Inc.	106	01/15/21	USD	85.00	USD	929	(69,430)
Blueprint Medicines Corp.	19	01/15/21	USD	105.00	USD	213	(17,290)
Blueprint Medicines Corp.	19	01/15/21	USD	100.00	USD	213	(25,175)
Boston Scientific Corp.	282	01/15/21	USD	38.00	USD	1,014	(8,178)
Bristol-Myers Squibb Co.	170	01/15/21	USD	65.00	USD	1,054	(5,440)
Cardinal Health, Inc.	53	01/15/21	USD	57.50	USD	284	(928)
Centene Corp.	123	01/15/21	USD	65.00	USD	738	(3,383)
Cigna Corp.	80	01/15/21	USD	230.00	USD	1,665	(6,880)
Cytokinetics, Inc.	33	01/15/21	USD	20.00	USD	69	(5,115)
Cytokinetics, Inc.	23	01/15/21	USD	25.00	USD	48	(575)
Dicerna Pharmaceuticals, Inc.	30	01/15/21	USD	22.50	USD	66	(3,075)
Edwards Lifesciences Corp.	156	01/15/21	USD	90.00	USD	1,423	(43,680)
Eidos Therapeutics, Inc.	14	01/15/21	USD	85.00	USD	184	(64,400)
Eli Lilly & Co.	87	01/15/21	USD	150.00	USD	1,469	(165,300)
Encompass Health Corp.	80	01/15/21	USD	80.00	USD	662	(30,400)
Encompass Health Corp.	80	01/15/21	USD	85.00	USD	662	(10,000)
FibroGen, Inc.	23	01/15/21	USD	50.00	USD	85	(115)
Genmab A/S, ADR	12	01/15/21	USD	40.00	USD	49	(2,370)
Gilead Sciences, Inc.	152	01/15/21	USD	62.50	USD	886	(7,524)
Global Blood Therapeutics, Inc.	14	01/15/21	USD	45.00	USD	61	(1,995)
Humana, Inc.	43	01/15/21	USD	435.00	USD	1,764	(9,568)
Illumina, Inc.	21	01/15/21	USD	310.00	USD	777	(126,105)
Incyte Corp.	118	01/15/21	USD	87.50	USD	1,026	(38,350)
Intellia Therapeutics, Inc.	26	01/15/21	USD	35.00	USD	141	(51,870)
Intellia Therapeutics, Inc.	27	01/15/21	USD	55.00	USD	147	(16,470)
Intuitive Surgical, Inc.	12	01/15/21	USD	790.00	USD	982	(47,220)
Iovance Biotherapeutics, Inc.	61	01/15/21	USD	40.00	USD	283	(42,700)
IQVIA Holdings, Inc.	51	01/15/21	USD	175.00	USD	914	(30,855)
Johnson & Johnson	160	01/15/21	USD	150.00	USD	2,518	(124,400)
Kodiak Sciences, Inc.	13	01/15/21	USD	115.00	USD	191	(43,160)
Kodiak Sciences, Inc.	23	01/15/21	USD	135.00	USD	338	(38,295)
LHC Group, Inc.	45	01/15/21	USD	210.00	USD	960	(32,625)
Masimo Corp.	91	01/15/21	USD	245.00	USD	2,442	(229,775)

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
McKesson Corp.	6	01/15/21	USD	185.00	USD	104	$(474)
Medtronic PLC	190	01/15/21	USD	115.00	USD	2,226	(65,550)
Mersana Therapeutics, Inc.	228	01/15/21	USD	30.00	USD	607	(29,640)
Mirati Therapeutics, Inc.	32	01/15/21	USD	240.00	USD	703	(11,840)
Molecular Templates, Inc.	84	01/15/21	USD	10.00	USD	79	(5,670)
Nektar Therapeutics	49	01/15/21	USD	19.00	USD	83	(1,348)
Neurocrine Biosciences, Inc.	27	01/15/21	USD	101.00	USD	259	(4,095)
Nevro Corp.	27	01/15/21	USD	170.00	USD	467	(24,435)
Oak Street Health, Inc.	16	01/15/21	USD	50.00	USD	98	(19,200)
Prothena Corp. PLC	42	01/15/21	USD	13.00	USD	50	(1,995)
Quest Diagnostics, Inc.	52	01/15/21	USD	125.00	USD	620	(2,990)
Rapt Therapeutics, Inc.	25	01/15/21	USD	30.00	USD	49	(375)
ResMed, Inc.	50	01/15/21	USD	220.00	USD	1,063	(9,750)
Royalty Pharma PLC, Class A	31	01/15/21	USD	45.00	USD	155	(16,585)
Sarepta Therapeutics, Inc.	17	01/15/21	USD	160.00	USD	290	(43,435)
Seagen, Inc.	133	01/15/21	USD	195.00	USD	2,329	(13,965)
Selectquote, Inc.	26	01/15/21	USD	22.50	USD	54	(650)
Seres Therapeutics, Inc.	52	01/15/21	USD	35.00	USD	127	(2,210)
Seres Therapeutics, Inc.	22	01/15/21	USD	30.00	USD	54	(1,430)
Silk Road Medical, Inc.	28	01/15/21	USD	65.00	USD	176	(4,200)
Stoke Therapeutics, Inc.	9	01/15/21	USD	55.00	USD	56	(7,290)
Stryker Corp.	120	01/15/21	USD	240.00	USD	2,940	(99,600)
TCR2 Therapeutics, Inc.	20	01/15/21	USD	30.00	USD	62	(6,750)
Teladoc Health, Inc.	24	01/15/21	USD	195.00	USD	480	(26,880)
Teleflex, Inc.	38	01/15/21	USD	380.00	USD	1,564	(129,200)
Thermo Fisher Scientific, Inc.	73	01/15/21	USD	480.00	USD	3,400	(29,565)
UnitedHealth Group, Inc.	194	01/15/21	USD	360.00	USD	6,803	(89,240)
Vertex Pharmaceuticals, Inc.	54	01/15/21	USD	230.00	USD	1,276	(56,430)
Zimmer Biomet Holdings, Inc.	114	01/15/21	USD	150.00	USD	1,757	(72,960)
Zimmer Biomet Holdings, Inc.	24	01/15/21	USD	155.41	USD	370	(8,201)
AmerisourceBergen Corp.	27	01/22/21	USD	103.00	USD	264	(1,485)
Amgen, Inc.	58	01/22/21	USD	235.00	USD	1,334	(20,271)
Amgen, Inc.	51	01/22/21	USD	240.00	USD	1,173	(9,945)
Anthem, Inc.	53	01/22/21	USD	332.50	USD	1,702	(25,705)
Anthem, Inc.	50	01/22/21	USD	320.00	USD	1,605	(51,750)
Baxter International, Inc.	181	01/22/21	USD	82.00	USD	1,452	(18,100)
Becton Dickinson and Co.	24	01/22/21	USD	255.00	USD	601	(9,120)
Boston Scientific Corp.	270	01/22/21	USD	35.50	USD	971	(35,775)
Bristol-Myers Squibb Co.	237	01/22/21	USD	64.00	USD	1,470	(17,419)
Centene Corp.	2	01/22/21	USD	65.00	USD	12	(79)
Cigna Corp.	65	01/22/21	USD	225.00	USD	1,353	(15,307)
Edwards Lifesciences Corp.	314	01/22/21	USD	88.00	USD	2,865	(144,440)
Eli Lilly & Co.	180	01/22/21	USD	148.00	USD	3,039	(382,050)
Humana, Inc.	37	01/22/21	USD	417.50	USD	1,518	(29,970)
Illumina, Inc.	35	01/22/21	USD	345.00	USD	1,295	(95,550)
Intuitive Surgical, Inc.	15	01/22/21	USD	805.00	USD	1,227	(58,875)
Johnson & Johnson	123	01/22/21	USD	155.00	USD	1,936	(61,500)
Medtronic PLC	57	01/22/21	USD	119.00	USD	668	(10,574)
Merck & Co., Inc.	154	01/22/21	USD	82.00	USD	1,260	(26,488)
Nektar Therapeutics	49	01/22/21	USD	20.50	USD	83	(1,470)
Pfizer, Inc.	294	01/22/21	USD	39.50	USD	1,082	(6,615)
Regeneron Pharmaceuticals, Inc.	33	01/22/21	USD	502.50	USD	1,594	(27,225)
Sarepta Therapeutics, Inc.	17	01/22/21	USD	175.00	USD	290	(40,630)
Teladoc Health, Inc.	12	01/22/21	USD	205.00	USD	240	(9,900)
UnitedHealth Group, Inc.	168	01/22/21	USD	345.00	USD	5,891	(235,620)
ChemoCentryx, Inc.	17	01/28/21	USD	64.37	USD	105	(5,679)
Abbott Laboratories	189	01/29/21	USD	112.00	USD	2,069	(40,351)
Amgen, Inc.	50	01/29/21	USD	240.00	USD	1,150	(13,000)
Bristol-Myers Squibb Co.	84	01/29/21	USD	64.00	USD	521	(8,274)
Centene Corp.	73	01/29/21	USD	65.00	USD	438	(5,183)
Cigna Corp.	80	01/29/21	USD	210.00	USD	1,665	(63,600)
Eli Lilly & Co.	88	01/29/21	USD	177.50	USD	1,486	(23,672)

76	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Humana, Inc.	23	01/29/21	USD	412.50	USD	944	$(28,980)
Intuitive Surgical, Inc.	12	01/29/21	USD	760.00	USD	982	(84,960)
Johnson & Johnson	113	01/29/21	USD	155.00	USD	1,778	(67,517)
McKesson Corp.	12	01/29/21	USD	185.00	USD	209	(2,280)
Medtronic PLC	95	01/29/21	USD	116.00	USD	1,113	(35,862)
Medtronic PLC	95	01/29/21	USD	117.00	USD	1,113	(29,925)
Pfizer, Inc.	295	01/29/21	USD	38.50	USD	1,086	(15,487)
Regeneron Pharmaceuticals, Inc.	12	01/29/21	USD	515.00	USD	580	(9,180)
Teladoc Health, Inc.	12	01/29/21	USD	210.00	USD	240	(9,660)
Vertex Pharmaceuticals, Inc.	33	01/29/21	USD	240.00	USD	780	(25,245)
Zoetis, Inc.	91	01/29/21	USD	165.00	USD	1,506	(43,225)
Sanofi — ADR	109	02/01/21	USD	49.38	USD	530	(12,016)
LHC Group, Inc.	17	02/03/21	USD	208.00	USD	363	(18,813)
Amedisys, Inc.	3	02/05/21	USD	276.50	USD	88	(6,876)
Allakos, Inc.	28	02/12/21	USD	125.25	USD	392	(67,978)
Apellis Pharmaceuticals, Inc.	43	02/12/21	USD	55.25	USD	246	(28,417)
PPD, Inc.	40	02/12/21	USD	36.75	USD	137	(4,470)
Abbott Laboratories	219	02/19/21	USD	110.00	USD	2,398	(85,957)
ABIOMED, Inc.	21	02/19/21	USD	291.00	USD	681	(96,137)
Acceleron Pharma, Inc.	94	02/19/21	USD	145.00	USD	1,203	(39,010)
Agios Pharmaceuticals, Inc.	36	02/19/21	USD	36.00	USD	156	(31,445)
Alcon, Inc.	231	02/19/21	USD	65.00	USD	1,524	(74,497)
Alnylam Pharmaceuticals, Inc.	63	02/19/21	USD	145.00	USD	819	(32,130)
Arena Pharmaceuticals, Inc.	59	02/19/21	USD	75.00	USD	453	(41,300)
Avantor, Inc.	259	02/19/21	USD	30.00	USD	729	(27,195)
BioMarin Pharmaceutical, Inc.	34	02/19/21	USD	100.00	USD	298	(13,090)
Boston Scientific Corp.	351	02/19/21	USD	38.00	USD	1,262	(30,010)
Bristol-Myers Squibb Co.	85	02/19/21	USD	65.00	USD	527	(11,007)
Centene Corp.	72	02/19/21	USD	67.50	USD	432	(5,760)
ChemoCentryx, Inc.	20	02/19/21	USD	65.00	USD	124	(8,600)
Dicerna Pharmaceuticals, Inc.	29	02/19/21	USD	25.00	USD	64	(6,380)
Edwards Lifesciences Corp.	156	02/19/21	USD	90.00	USD	1,423	(78,000)
Galapagos NV, ADR	23	02/19/21	USD	105.00	USD	228	(9,775)
Genmab A/S, ADR	170	02/19/21	USD	45.00	USD	691	(15,300)
Halozyme Therapeutics, Inc.	103	02/19/21	USD	46.00	USD	440	(19,570)
IQVIA Holdings, Inc.	51	02/19/21	USD	180.00	USD	914	(40,290)
IQVIA Holdings, Inc.	49	02/19/21	USD	185.00	USD	878	(26,950)
Masimo Corp.	31	02/19/21	USD	275.00	USD	832	(30,380)
Mirati Therapeutics, Inc.	11	02/19/21	USD	240.00	USD	242	(11,550)
Neurocrine Biosciences, Inc.	46	02/19/21	USD	100.00	USD	441	(20,700)
Nevro Corp.	25	02/19/21	USD	190.00	USD	433	(11,000)
Oak Street Health, Inc.	17	02/19/21	USD	65.00	USD	104	(6,078)
PPD, Inc.	237	02/19/21	USD	40.00	USD	811	(10,073)
ResMed, Inc.	51	02/19/21	USD	220.00	USD	1,084	(39,015)
Royalty Pharma PLC, Class A	30	02/19/21	USD	45.00	USD	150	(19,950)
Sanofi — ADR	109	02/19/21	USD	50.00	USD	530	(11,172)
Seagen, Inc.	129	02/19/21	USD	220.00	USD	2,259	(35,152)
Selectquote, Inc.	13	02/19/21	USD	25.00	USD	27	(455)
Silk Road Medical, Inc.	10	02/19/21	USD	62.25	USD	63	(4,592)
Stryker Corp.	118	02/19/21	USD	240.00	USD	2,891	(156,940)
TCR2 Therapeutics, Inc.	20	02/19/21	USD	30.00	USD	62	(9,800)
Teleflex, Inc.	38	02/19/21	USD	410.00	USD	1,564	(83,410)
Thermo Fisher Scientific, Inc.	75	02/19/21	USD	480.00	USD	3,493	(92,625)
Zimmer Biomet Holdings, Inc.	74	02/19/21	USD	160.00	USD	1,140	(35,520)
Stoke Therapeutics, Inc.	25	02/26/21	USD	61.00	USD	155	(18,538)
Iovance Biotherapeutics, Inc.	62	03/19/21	USD	55.00	USD	288	(22,010)

							$(6,971,004)

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust (BME)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
WuXi AppTec Co. Ltd., Class H	UBS AG	18,800	01/05/21	HKD	142.69	HKD	2,854	$(23,702)
Alcon AG	Morgan Stanley & Co. International PLC	11,500	01/06/21	USD	63.79	USD	759	(28,032)
Envista Holdings Corp.	Bank of America N.A.	14,600	01/06/21	USD	29.89	USD	492	(56,111)
Genmab A/S, ADR	JPMorgan Chase Bank N.A.	1,200	01/06/21	USD	37.66	USD	49	(3,673)
Hansoh Pharmaceutical Group Co. Ltd.	UBS AG	80,000	01/06/21	HKD	35.11	HKD	3,008	(25,417)
LHC Group, Inc.	UBS AG	1,800	01/06/21	USD	222.85	USD	384	(1,093)
Sanofi	Goldman Sachs International	11,100	01/06/21	EUR	87.17	EUR	873	(20)
Genmab A/S, ADR	UBS AG	3,200	01/07/21	DKK	2,334.87	DKK	7,882	(81,342)
Roche Holding AG	UBS AG	2,900	01/12/21	CHF	329.27	CHF	896	(679)
Genmab A/S, ADR	Barclays Bank PLC	2,700	01/13/21	DKK	2,419.38	DKK	6,650	(43,324)
Merck KGaA	Credit Suisse International	5,000	01/13/21	EUR	136.29	EUR	702	(31,728)
Straumann Holding AG, Registered Shares	Goldman Sachs International	1,000	01/13/21	CHF	1,109.82	CHF	1,031	(1,019)
Hansoh Pharmaceutical Group Co. Ltd.	Citibank N.A.	88,000	01/20/21	HKD	34.82	HKD	3,309	(32,308)
Immunovant, Inc.	JPMorgan Chase Bank N.A.	12,100	01/20/21	USD	54.23	USD	559	(3,356)
PPD, Inc.	JPMorgan Chase Bank N.A.	4,000	01/20/21	USD	35.23	USD	137	(3,634)
Sanofi	Goldman Sachs International	8,300	01/20/21	EUR	85.64	EUR	653	(1,988)
Arcutis Biotherapeutics, Inc.	Morgan Stanley & Co. International PLC	8,400	01/21/21	USD	30.98	USD	236	(8,992)
Merck KGaA	Morgan Stanley & Co. International PLC	4,900	01/21/21	EUR	138.58	EUR	688	(25,586)
Hansoh Pharmaceutical Group Co. Ltd.	Citibank N.A.	52,000	01/26/21	HKD	36.41	HKD	1,955	(11,956)
Sanofi	Morgan Stanley & Co. International PLC	7,900	01/26/21	EUR	79.47	EUR	622	(18,033)
WuXi AppTec Co. Ltd., Class H	JPMorgan Chase Bank N.A.	30,500	01/26/21	HKD	138.53	HKD	4,630	(59,324)
Arcutis Biotherapeutics, Inc.	Morgan Stanley & Co. International PLC	8,500	01/27/21	USD	31.27	USD	239	(10,626)
Eisai Co. Ltd.	UBS AG	9,600	01/27/21	JPY	7,983.50	JPY	70,771	(7,246)
Forma Therapeutics Holdings, Inc.	Bank of America N.A.	2,400	01/27/21	USD	47.41	USD	84	(564)
Hansoh Pharmaceutical Group Co. Ltd.	UBS AG	52,000	01/27/21	HKD	35.25	HKD	1,955	(17,706)
Hansoh Pharmaceutical Group Co. Ltd.	UBS AG	80,000	01/28/21	HKD	36.75	HKD	3,008	(16,628)
Roche Holding AG	Goldman Sachs International	2,100	01/28/21	CHF	317.11	CHF	649	(7,961)
Wuxi Biologics Cayman, Inc.	JPMorgan Chase Bank N.A.	144,000	01/28/21	HKD	91.72	HKD	14,803	(232,503)
Prothena Corp. PLC	Morgan Stanley & Co. International PLC	2,100	01/29/21	USD	14.58	USD	25	(1,297)
Krystal Biotech, Inc.	Bank of America N.A.	2,000	02/01/21	USD	54.00	USD	120	(15,124)
Forma Therapeutics Holdings, Inc.	Bank of America N.A.	2,400	02/03/21	USD	47.41	USD	84	(913)
WuXi AppTec Co. Ltd., Class H	JPMorgan Chase Bank N.A.	41,000	02/03/21	HKD	151.94	HKD	6,224	(39,178)
Prothena Corp. PLC	Morgan Stanley & Co. International PLC	2,100	02/05/21	USD	14.57	USD	25	(1,171)
Relay Therapeutics, Inc.	Bank of America N.A.	4,300	02/11/21	USD	51.26	USD	179	(5,354)

								$(817,588)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$1,699,136	$(3,011,882)	$(7,788,592)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$7,788,592	$—	$—	$—	$7,788,592

78	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust (BME)

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$(2,301)	$—	$—	$—	$(2,301)
Options written	—	—	(10,979,173)	—	—	—	(10,979,173)

	$—	$—	$(10,981,474)	$—	$—	$—	$(10,981,474)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$216,344	$—	$—	$—	$216,344

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$6,914,451

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$7,788,592

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	7,788,592

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,971,004)

Total derivative assets and liabilities subject to an MNA	$—	$817,588

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$78,066	$—	$—	$—	$78,066
Barclays Bank PLC	43,324	—	—	—	43,324
Citibank N.A.	44,264	—	—	—	44,264
Credit Suisse International	31,728	—	(31,728)	—	—
Goldman Sachs International	10,988	—	—	—	10,988
JPMorgan Chase Bank N.A	341,668	—	(341,668)	—	—
Morgan Stanley & Co. International PLC	93,737	—	—	—	93,737
UBS AG	173,813	—	(50,498)	—	123,315

	$817,588	$—	$(423,894)	$—	$393,694

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$88,056,521	$9,080,461	$2,699,612	$99,836,594
Diversified Financial Services	3,461,588	—	—	3,461,588
Health Care Equipment & Supplies	156,211,416	3,729,292	—	159,940,708
Health Care Providers & Services	110,424,609	3,314,785	—	113,739,394
Health Care Technology	4,395,121	—	—	4,395,121
Insurance	702,637	—	—	702,637
Internet & Direct Marketing Retail	—	3,019,171	—	3,019,171
Life Sciences Tools & Services	37,880,430	9,223,243	—	47,103,673
Pharmaceuticals	83,853,215	21,373,487	—	105,226,702
Other Interests	—	—	254,814	254,814
Preferred Securities
Preferred Stocks	—	—	1,417,773	1,417,773
Warrants	131,528	—	—	131,528
Short-Term Securities
Money Market Funds	13,774,637	—	—	13,774,637

	$498,891,702	$49,740,439	$4,372,199	553,004,340

Investments Valued at NAV(a)				102,701

				$553,107,041

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(6,563,941)	$(1,224,651)	$—	$(7,788,592)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

80	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 40.8%
Abbisko Cayman Ltd., (Acquired 12/21/20, Cost: $14,841,983)(a)(b)	1,037,825	$14,841,983
Acceleron Pharma, Inc.(c)(d)	314,516	40,239,177
ADC Therapeutics SA(d)	159,142	5,094,135
Agios Pharmaceuticals, Inc.(c)(d)	441,750	19,141,027
Akeso, Inc.(d)(e)(f)	1,660,000	8,159,834
Akouos, Inc.(d)	304,621	6,040,634
Alexion Pharmaceuticals, Inc.(c)(d)	168,926	26,392,998
Allakos, Inc.(c)(d)	248,989	34,858,460
Alnylam Pharmaceuticals, Inc.(c)(d)	277,448	36,059,917
ALX Oncology Holdings, Inc.(d)	286,427	24,690,007
Amicus Therapeutics, Inc.(c)(d)	445,917	10,296,224
Annexon, Inc.(d)	183,965	4,604,644
Annexon, Inc., (Acquired 06/26/20, Cost: $4,170,549)(b)	332,856	8,285,100
Apellis Pharmaceuticals, Inc.(d)	170,260	9,738,872
Applied Molecular Transport, Inc.(d)	165,609	5,095,789
Arcutis Biotherapeutics, Inc.(d)	155,075	4,362,260
Arena Pharmaceuticals, Inc.(c)(d)	132,665	10,192,652
Argenx SE, ADR(c)(d)	121,001	35,585,184
Arrowhead Pharmaceuticals, Inc.(d)	85,746	6,579,291
Avidity Biosciences, Inc.(d)	367,800	9,386,256
Beam Therapeutics, Inc.(d)	169,779	13,860,758
BioAtla, Inc.(d)	146,528	4,983,417
Biohaven Pharmaceutical Holding Co. Ltd.(d)	54,550	4,675,481
BioMarin Pharmaceutical, Inc.(d)	201,275	17,649,805
Blueprint Medicines Corp.(d)	75,909	8,513,194
C4 Therapeutics, Inc.(d)	387,947	12,852,684
CareDx, Inc.(d)	227,093	16,452,888
Cerevel Therapeutics Holdings, Inc.(d)	204,554	3,391,505
Certara, Inc.(d)	518,016	17,467,500
ChemoCentryx, Inc.(d)	85,640	5,302,829
Constellation Pharmaceuticals, Inc.(d)	66,300	1,909,440
Cytokinetics, Inc.(d)	293,035	6,089,267
Decibel Therapeutics, Inc., (Acquired 11/02/20, Cost: $3,884,625)(a)(b)	2,250,000	3,884,625
Deciphera Pharmaceuticals, Inc.(d)	82,195	4,690,869
Dicerna Pharmaceuticals, Inc.(d)	402,384	8,864,520
Dyne Therapeutics, Inc.(d)	160,234	3,364,914
Eidos Therapeutics, Inc.(d)	120,528	15,859,074
Everest Medicines Ltd., (Acquired 05/29/20, Cost: $11,209,200)(b)	3,113,667	26,451,262
Everest Medicines Ltd., (Acquired 09/30/20, Cost: $3,200,620)(b)(d)	446,500	3,793,112
Fate Therapeutics, Inc.(d)	112,925	10,268,270
FibroGen, Inc.(d)	160,848	5,965,852
Forma Therapeutics Holdings, Inc.(d)	543,025	18,951,572
Fusion Pharmaceuticals, Inc.(d)	436,446	5,128,241
Galecto, Inc.(d)	630,719	7,883,988
Genetron Holdings Ltd.(d)	970,000	13,580,000
Genmab A/S(d)	218,365	88,545,670
Genmab A/S, ADR(c)(d)	690,930	28,093,214
Global Blood Therapeutics, Inc.(d)	200,216	8,671,355
Halozyme Therapeutics, Inc.(d)	297,201	12,693,455
HBM Holdings Ltd., (Acquired 12/04/20, Cost: $12,186,104)(b)	7,553,000	9,828,202
Imago Biosciences, Inc., (Acquired 11/12/20, Cost: $10,000,009)(a)(b)	8,279,524	10,018,224
Immunovant, Inc.(d)	256,486	11,847,088
Insmed, Inc.(d)	132,872	4,423,309

Security	Shares	Value

Biotechnology (continued)
Intellia Therapeutics, Inc.(d)	147,621	$8,030,582
Iovance Biotherapeutics, Inc.(d)	429,894	19,947,082
Kadmon Holdings, Inc.(d)	1,454,723	6,037,100
Karyopharm Therapeutics, Inc.(d)	406,215	6,288,208
Keros Therapeutics, Inc.(d)	212,296	14,975,360
Kinnate Biopharma, Inc.(d)	304,595	12,116,789
Kodiak Sciences, Inc.(d)	180,183	26,470,685
Kronos Bio, Inc., (Acquired 10/09/20, Cost: $4,591,000)(b)	284,272	8,262,414
Krystal Biotech, Inc.(d)	163,538	9,812,280
Kymera Therapeutics, Inc.(d)	271,425	16,828,350
Kymera Therapeutics, Inc., (Acquired 03/11/20, Cost: $4,939,996)(b)	473,850	28,986,984
MacroGenics, Inc.(d)	100,800	2,304,288
Mersana Therapeutics, Inc.(d)	1,558,929	41,483,101
Mirati Therapeutics, Inc.(c)(d)	100,272	22,023,742
Molecular Templates, Inc.(d)	203,575	1,911,569
Morphic Holding, Inc.(d)	100,431	3,369,460
Nkarta, Inc.(d)	422,882	25,994,557
Olema Pharmaceuticals, Inc.(d)	412,662	19,840,789
Olema Pharmaceuticals, Inc., (Acquired 09/30/20, Cost: $2,939,996)(b)	265,767	12,288,251
ORIC Pharmaceuticals, Inc.(d)	196,430	6,649,156
Panacea Acquisition Corp., Class A(d)	206,640	2,417,688
Passage Bio, Inc.(d)	190,016	4,858,709
PMV Pharmaceuticals, Inc.(d)	484,687	29,813,097
Praxis Precision Medicines, Inc.(d)	485,486	26,711,440
Prothena Corp. PLC(d)	363,100	4,360,831
PTC Therapeutics, Inc.(d)	217,336	13,264,016
Rapt Therapeutics, Inc.(d)	188,948	3,731,723
Relay Therapeutics, Inc.(d)	61,429	2,552,989
Remegen Co. Ltd., Class H, (Acquired 11/03/20, Cost: $3,624,770)(b)(d)	534,000	6,309,254
Revolution Medicines, Inc.(d)	103,258	4,087,984
Sarepta Therapeutics, Inc.(c)(d)	72,754	12,403,829
Seagen, Inc.(c)(d)(g)	545,960	95,619,434
Seres Therapeutics, Inc.(d)	358,010	8,771,245
Sigilon Therapeutics, Inc.(d)	365,314	17,546,031
Sigilon Therapeutics, Inc., (Acquired 02/14/20, Cost: $3,051,798)(b)	226,059	10,396,165
Stoke Therapeutics, Inc.(d)	214,742	13,298,972
Taysha Gene Therapies, Inc.(d)	178,700	4,742,698
Taysha Gene Therapies, Inc., (Acquired 07/30/20, Cost: $4,283,184)(b)	274,502	7,119,341
TCR2 Therapeutics, Inc.(d)	228,499	7,067,474
Travere Therapeutics, Inc.(d)	394,274	10,745,938
Twist Bioscience Corp.(c)(d)	242,154	34,213,939
United Therapeutics Corp.(c)(d)	58,950	8,948,020
Vir Biotechnology, Inc.(d)	132,400	3,545,672
Voyager Therapeutics, Inc.(d)	262,830	1,879,235
Zai Lab Ltd., ADR(d)	194,310	26,297,915
Zentalis Pharmaceuticals, Inc.(d)	227,113	11,796,249
Zymeworks, Inc.(d)	252,147	11,916,467

		1,413,637,130

Diversified Financial Services(d) — 2.1%
ARYA Sciences Acquisition Corp. III, Class A	324,000	3,515,400
BCTG Acquisition Corp.	167,744	1,918,991
Deerfield Healthcare Technology Acquisitions Corp., Class A	319,040	4,977,024
Eucrates Biomedical Acquisition Corp.	897,657	9,299,727
FS Development Corp., Class A	51,350	564,850
Health Assurance Acquisition Corp.	1,361,273	15,001,228

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Health Sciences Acquisitions Corp.	233,344	$2,989,137
Helix Acquisition Corp., Class A	216,150	2,340,905
Lifesci Acquisition II Corp.	728,200	7,733,484
Longview Acquisition Corp., Class A	486,550	9,628,824
MedTech Acquisition Corp.	917,284	9,631,482
Therapeutics Acquisition Corp., Class A	407,000	5,677,650

		73,278,702

Electronic Equipment, Instruments & Components — 0.5%
908 Devices, Inc.(d)	290,054	16,518,575

Health Care Equipment & Supplies — 23.9%
ABIOMED, Inc.(c)(d)	80,185	25,995,977
Alcon, Inc.	780,009	51,464,994
Cardiovascular Systems, Inc.(d)	168,900	7,391,064
Coloplast A/S, Class B	20,658	3,159,204
ConvaTec Group PLC(f)	4,668,285	12,716,696
Demant A/S(d)	700,875	27,702,526
DexCom, Inc.(c)(d)	40,467	14,961,459
Eargo, Inc.(d)	194,195	8,703,820
Edwards Lifesciences Corp.(c)(d)	281,385	25,670,754
Envista Holdings Corp.(d)	390,050	13,156,387
GN Store Nord A/S	631,506	50,339,936
Haemonetics Corp.(c)(d)	276,008	32,775,950
Hill-Rom Holdings, Inc.(c)	146,385	14,341,338
Insulet Corp.(c)(d)	142,744	36,489,649
Intuitive Surgical, Inc.(c)(d)	74,498	60,946,814
Kangji Medical Holdings Ltd.(d)	5,001,419	9,698,333
Masimo Corp.(c)	190,788	51,203,683
Nevro Corp.(c)(d)	249,851	43,249,208
NuVasive, Inc.(d)	137,340	7,736,362
Penumbra, Inc.(c)(d)	113,661	19,890,675
Pulmonx Corp.(d)	111,383	7,687,655
ResMed, Inc.(c)	177,227	37,671,371
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	200,120	13,092,202
Silk Road Medical, Inc.(d)	301,640	18,997,287
SmileDirectClub, Inc.(d)	1,342,680	16,031,599
Sonova Holding AG, Registered Shares	81,863	21,292,038
STERIS PLC	139,421	26,425,856
Straumann Holding AG, Registered Shares	37,641	44,093,447
Tandem Diabetes Care, Inc.(c)(d)	151,279	14,474,375
Teleflex, Inc.(c)	144,275	59,379,262
Venus MedTech Hangzhou, Inc., Class H(d)(f)	181,000	1,847,215
Zimmer Biomet Holdings, Inc.(c)	308,795	47,582,222

		826,169,358

Health Care Providers & Services — 12.3%
Addus HomeCare Corp.(d)	45,200	5,292,468
Amedisys, Inc.(c)(d)(g)	230,923	67,736,643
Amplifon SpA	646,544	26,874,359
Centene Corp.(c)(d)	434,934	26,109,088
Chemed Corp.	24,300	12,942,423
Encompass Health Corp.(c)	414,007	34,234,239
Humana, Inc.(c)	90,356	37,070,356
Jinxin Fertility Group Ltd.(e)(f)	19,509,100	39,700,146
LHC Group, Inc.(c)(d)	247,591	52,816,112
Oak Street Health, Inc.(d)	47,017	2,875,560

Security	Shares	Value

Health Care Providers & Services (continued)
Oak Street Health, Inc., (Acquired 03/04/20, Cost: $19,349,483)(b)	1,840,247	$111,517,803
Rede D’Or Sao Luiz SA	568,046	7,469,397

		424,638,594

Health Care Technology(d) — 1.6%
American Well Corp., Class A(e)	668,554	16,934,473
Teladoc Health, Inc.	195,191	39,030,456

		55,964,929

Insurance — 0.3%
Selectquote, Inc.(d)	559,762	11,615,062

Internet & Direct Marketing Retail — 0.9%
JD Health International, Inc., (Acquired 12/01/20, Cost: $15,336,373)(b)	1,667,600	30,840,850

Life Sciences Tools & Services — 10.3%
10X Genomics, Inc., Class A(d)	48,300	6,839,280
Avantor, Inc.(d)	766,938	21,589,305
Berkeley Lights, Inc.(d)	339,395	30,345,307
Charles River Laboratories International, Inc.(c)(d)	91,264	22,803,223
Gerresheimer AG	156,300	16,855,156
Illumina, Inc.(c)(d)	35,617	13,178,290
IQVIA Holdings, Inc.(c)(d)	144,911	25,963,704
Lonza Group AG, Registered Shares	35,745	23,025,731
PPD, Inc.(d)(g)	1,702,394	58,255,922
Sotera Health Co.(d)	1,248,670	34,263,505
WuXi AppTec Co. Ltd., Class H(f)	2,391,060	46,905,925
Wuxi Biologics Cayman, Inc.(d)(f)	4,287,303	56,855,348

		356,880,696

Pharmaceuticals — 5.5%
Antengene Corp. Ltd., (Acquired 11/18/20, Cost: $7,091,948)(b)	5,019,274	10,665,626
Antengene Corp. Ltd., (Acquired 11/13/20, Cost: $5,976,889)(b)(d)	2,537,500	5,392,020
Eisai Co. Ltd.	247,800	17,720,958
Hansoh Pharmaceutical Group Co. Ltd.(d)(f)	9,306,068	45,099,514
Horizon Therapeutics PLC(d)	167,800	12,274,570
Merck KGaA	200,999	34,474,205
Nektar Therapeutics(d)	354,718	6,030,206
Ocumension Therapeutics, (Acquired 07/06/20, Cost: $1,489,361)(b)(d)(f)	779,500	2,707,278
Relmada Therapeutics, Inc.(d)	262,500	8,418,375
Royalty Pharma PLC, Class A	142,470	7,130,624
UCB SA	390,226	40,309,318

		190,222,694

Total Common Stocks — 98.2%
(Cost: $2,182,019,835)		3,399,766,590

Preferred Securities

Preferred Stocks — 3.2%(a)(b)
Biotechnology — 1.6%
Acumen Pharmaceuticals, Inc., Series B, (Acquired 11/20/20, Cost: $3,252,000)	1,275,294	3,252,000
Ambrx Biopharma, Inc.
Series A, (Acquired 11/06/20, Cost: $7,290,000).	4,663,576	7,290,102
Series B, (Acquired 11/06/20, Cost: $7,290,000)	4,197,218	7,290,148

82	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Connect Biopharma Holdings Ltd., Series C, (Acquired 12/01/20, Cost: $14,579,980)	2,305,747	$14,579,930
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $3,029,231)	2,567,145	3,311,617
LianBio, Series A, (Acquired 10/28/20, Cost: $5,960,632)	105,200	5,960,632
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $5,729,950)	2,348,340	5,729,949
Talaris Therapeutics, Inc., Series B, (Acquired 09/30/20, Cost: $7,369,358)	4,005,086	7,369,358

		54,783,736
Health Care Providers & Services — 1.3%
Adicon Holdings Ltd., (Acquired 12/22/20, Cost: $17,840,000)	2,139,245,197	17,839,166
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986)	382,775	9,999,976
Immuneering Corp, Series B, (Acquired 12/21/20, Cost: $3,599,991)	350,255	3,600,621
IsoPlexis Corp., Series D, (Acquired 12/30/20, Cost: $14,800,024)	192,408	14,800,023

		46,239,786
Pharmaceuticals — 0.3%
Immunocore Ltd., Series C, (Acquired 12/21/20, Cost: $5,861,799)	64,380	5,861,799
Insitro, Inc., Series B, (Acquired 05/21/20, Cost: $5,000,000)	802,478	5,184,008

		11,045,807

Total Preferred Stocks — 3.2%		112,069,329

Total Preferred Securities — 3.2%
(Cost: $111,602,951)		112,069,329

Warrants

Biotechnology(d) — 0.0%
Cerevel Therapeutics Holdings, Inc. (Expires 10/27/2025)	68,184	385,240
Panacea Acquisition Corp. (Expires 07/07/2027)	68,880	220,416

		605,656

Diversified Financial Services(d) — 0.1%
Deerfield Healthcare Technology Acquisitions Corp. (Expires 07/16/2025)	63,808	261,613
Longview Acquisition Corp. (Expires 06/29/2025)	162,183	1,068,786

		1,330,399

Total Warrants — 0.1%
(Cost: $501,507)		1,936,055

Total Long-Term Investments — 101.5%
(Cost: $2,294,124,293)		3,513,771,974

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(h)(i)	18,347,773	$18,347,773
SL Liquidity Series, LLC, Money Market Series, 0.17%(h)(i)(j)	9,574,817	9,577,689

Total Short-Term Securities — 0.8%
(Cost: $27,925,462)		27,925,462

Total Investments Before Options Written — 102.3%
(Cost: $2,322,049,755)		3,541,697,436

Options Written — (1.5)%
(Premiums Received: $(34,031,611))		(49,747,249)

Total Investments, Net of Options Written — 100.8%
(Cost: $2,288,018,144)		3,491,950,187
Liabilities in Excess of Other Assets — (0.8)%		(29,312,143)

Net Assets — 100.0%		$3,462,638,044

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $423,657,823, representing 12.24% of its net assets as of period end, and an original cost of $243,770,839.

(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Non-income producing security.
(e)	All or a portion of this security is on loan.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 01/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$18,347,773	(a)	$—	$—	$—	$18,347,773	18,347,773	$2,382,340		$—
SL Liquidity Series, LLC, Money Market Series	—	9,578,694	(a)	—	(1,005)	—	9,577,689	9,574,817	154,133	(b)	—

					$(1,005)	$—	$27,925,462		$2,536,473		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Eidos Therapeutics, Inc.	156	01/05/21	USD	84.72	USD	2,053	$(731,046)
Avantor, Inc.	958	01/06/21	USD	27.00	USD	2,697	(123,632)
Cardiovascular Systems, Inc.	202	01/08/21	USD	36.75	USD	884	(143,208)
Centene Corp.	228	01/08/21	USD	65.50	USD	1,369	(2,166)
Edwards Lifesciences Corp.	268	01/08/21	USD	86.00	USD	2,445	(138,020)
Humana, Inc.	79	01/08/21	USD	420.00	USD	3,241	(30,415)
Intuitive Surgical, Inc.	79	01/08/21	USD	777.50	USD	6,463	(327,455)
SmileDirectClub, Inc., Class A	1,745	01/08/21	USD	13.00	USD	2,084	(23,557)
Teladoc Health, Inc.	55	01/08/21	USD	207.50	USD	1,100	(14,163)
10X Genomics, Inc., Class A	60	01/15/21	USD	160.00	USD	850	(6,300)
ABIOMED, Inc.	100	01/15/21	USD	290.00	USD	3,242	(386,000)
Acceleron Pharma, Inc.	330	01/15/21	USD	135.00	USD	4,222	(88,275)
Addus HomeCare Corp.	36	01/15/21	USD	100.00	USD	422	(62,100)
Agios Pharmaceuticals, Inc.	552	01/15/21	USD	45.00	USD	2,392	(95,220)
Alcon, Inc.	525	01/15/21	USD	65.00	USD	3,464	(110,250)
Allakos, Inc.	323	01/15/21	USD	105.00	USD	4,522	(1,154,725)
Alnylam Pharmaceuticals, Inc.	374	01/15/21	USD	140.00	USD	4,861	(112,200)
Amedisys, Inc.	303	01/15/21	USD	250.00	USD	8,888	(1,324,110)
American Well Corp., Class A	545	01/15/21	USD	30.00	USD	1,380	(14,988)
Amicus Therapeutics, Inc.	580	01/15/21	USD	23.00	USD	1,339	(110,200)
Apellis Pharmaceuticals, Inc.	212	01/15/21	USD	45.00	USD	1,213	(270,300)
Argenx SE, ADR	190	01/15/21	USD	270.00	USD	5,588	(527,250)
Argenx SE, ADR	28	01/15/21	USD	310.00	USD	823	(15,540)
Arrowhead Pharmaceuticals, Inc.	111	01/15/21	USD	70.00	USD	852	(101,565)
Beam Therapeutics, Inc.	230	01/15/21	USD	80.00	USD	1,878	(213,900)
Berkeley Lights, Inc.	333	01/15/21	USD	90.00	USD	2,977	(154,845)
Biohaven Pharmaceutical Holding Co. Ltd.	76	01/15/21	USD	95.00	USD	651	(47,880)
BioMarin Pharmaceutical, Inc.	162	01/15/21	USD	90.00	USD	1,421	(68,850)
Blueprint Medicines Corp.	30	01/15/21	USD	105.00	USD	336	(27,300)
Blueprint Medicines Corp.	167	01/15/21	USD	100.00	USD	1,873	(221,275)
CareDx, Inc.	290	01/15/21	USD	65.00	USD	2,101	(253,750)
Centene Corp.	228	01/15/21	USD	65.00	USD	1,369	(6,270)
Charles River Laboratories International, Inc.	114	01/15/21	USD	240.00	USD	2,848	(144,780)
Chemed Corp.	63	01/15/21	USD	500.00	USD	3,355	(227,115)
Cytokinetics, Inc.	381	01/15/21	USD	20.00	USD	792	(59,055)
Cytokinetics, Inc.	320	01/15/21	USD	25.00	USD	665	(8,000)
Deciphera Pharmaceuticals, Inc.	103	01/15/21	USD	65.00	USD	588	(14,163)

84	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
DexCom, Inc.	36	01/15/21	USD	370.00	USD	1,331	$(51,120)
Dicerna Pharmaceuticals, Inc.	505	01/15/21	USD	22.50	USD	1,113	(51,762)
Edwards Lifesciences Corp.	113	01/15/21	USD	90.00	USD	1,031	(31,640)
Eidos Therapeutics, Inc.	156	01/15/21	USD	85.00	USD	2,053	(717,600)
Encompass Health Corp.	660	01/15/21	USD	80.00	USD	5,458	(250,800)
Encompass Health Corp.	416	01/15/21	USD	85.00	USD	3,440	(52,000)
Fate Therapeutics, Inc.	191	01/15/21	USD	52.25	USD	1,737	(740,042)
FibroGen, Inc.	450	01/15/21	USD	50.00	USD	1,669	(2,250)
Genmab A/S, ADR	614	01/15/21	USD	40.00	USD	2,497	(121,265)
Global Blood Therapeutics, Inc.	105	01/15/21	USD	50.00	USD	455	(4,200)
Global Blood Therapeutics, Inc.	216	01/15/21	USD	45.00	USD	935	(30,780)
Haemonetics Corp.	350	01/15/21	USD	111.00	USD	4,156	(316,492)
Halozyme Therapeutics, Inc.	505	01/15/21	USD	42.00	USD	2,157	(112,362)
Hill-Rom Holdings, Inc.	234	01/15/21	USD	100.00	USD	2,292	(44,460)
Horizon Therapeutics PLC	260	01/15/21	USD	80.00	USD	1,902	(36,400)
Humana, Inc.	85	01/15/21	USD	435.00	USD	3,487	(18,913)
Illumina, Inc.	33	01/15/21	USD	310.00	USD	1,221	(198,165)
Insulet Corp.	170	01/15/21	USD	260.00	USD	4,346	(127,500)
Intellia Therapeutics, Inc.	184	01/15/21	USD	35.00	USD	1,001	(367,080)
Intellia Therapeutics, Inc.	198	01/15/21	USD	55.00	USD	1,077	(120,780)
Intuitive Surgical, Inc.	29	01/15/21	USD	790.00	USD	2,372	(114,115)
Iovance Biotherapeutics, Inc.	540	01/15/21	USD	40.00	USD	2,506	(378,000)
IQVIA Holdings, Inc.	259	01/15/21	USD	175.00	USD	4,640	(156,695)
Kadmon Holdings, Inc.	950	01/15/21	USD	5.00	USD	394	(14,250)
Karyopharm Therapeutics, Inc.	510	01/15/21	USD	17.50	USD	789	(39,525)
Kodiak Sciences, Inc.	150	01/15/21	USD	115.00	USD	2,204	(498,000)
Kodiak Sciences, Inc.	354	01/15/21	USD	135.00	USD	5,201	(589,410)
LHC Group, Inc.	180	01/15/21	USD	210.00	USD	3,840	(130,500)
MacroGenics, Inc.	123	01/15/21	USD	30.00	USD	281	(2,153)
Masimo Corp.	189	01/15/21	USD	245.00	USD	5,072	(477,225)
Mersana Therapeutics, Inc.	4,365	01/15/21	USD	30.00	USD	11,615	(567,450)
Mirati Therapeutics, Inc.	201	01/15/21	USD	240.00	USD	4,415	(74,370)
Molecular Templates, Inc.	570	01/15/21	USD	10.00	USD	535	(38,475)
Nevro Corp.	311	01/15/21	USD	170.00	USD	5,383	(281,455)
NuVasive, Inc.	150	01/15/21	USD	50.00	USD	845	(149,250)
Oak Street Health, Inc.	61	01/15/21	USD	50.00	USD	373	(73,200)
Penumra, Inc.	190	01/15/21	USD	280.00	USD	3,325	(7,600)
Prothena Corp. PLC	472	01/15/21	USD	13.00	USD	567	(22,420)
PTC Therapeutics, Inc.	270	01/15/21	USD	61.75	USD	1,648	(49,755)
Rapt Therapeutics, Inc.	368	01/15/21	USD	30.00	USD	727	(5,520)
Relmada Therapeutics, Inc.	240	01/15/21	USD	45.00	USD	770	(48,000)
ResMed, Inc.	317	01/15/21	USD	220.00	USD	6,738	(61,815)
Royalty Pharma PLC, Class A	190	01/15/21	USD	45.00	USD	951	(101,650)
Sarepta Therapeutics, Inc.	92	01/15/21	USD	160.00	USD	1,569	(235,060)
Seagen, Inc.	707	01/15/21	USD	195.00	USD	12,382	(74,235)
Selectquote, Inc.	696	01/15/21	USD	22.50	USD	1,444	(17,400)
Seres Therapeutics, Inc.	467	01/15/21	USD	35.00	USD	1,144	(19,847)
Seres Therapeutics, Inc.	232	01/15/21	USD	30.00	USD	568	(15,080)
Silk Road Medical, Inc.	334	01/15/21	USD	65.00	USD	2,104	(50,100)
SmileDirectClub, Inc., Class A	1,745	01/15/21	USD	14.00	USD	2,084	(27,047)
STERIS PLC	172	01/15/21	USD	200.00	USD	3,260	(24,940)
Stoke Therapeutics, Inc.	76	01/15/21	USD	55.00	USD	471	(61,560)
Tandem Diabetes Care, Inc.	115	01/15/21	USD	120.00	USD	1,100	(1,150)
TCR2 Therapeutics, Inc.	309	01/15/21	USD	30.00	USD	956	(104,287)
Teladoc Health, Inc.	226	01/15/21	USD	195.00	USD	4,519	(253,120)
Teleflex, Inc.	130	01/15/21	USD	380.00	USD	5,350	(442,000)
Travere Therapeutics, Inc.	515	01/15/21	USD	25.00	USD	1,404	(135,187)
Twist Bioscience Corp.	194	01/15/21	USD	105.00	USD	2,741	(718,770)
Twist Bioscience Corp.	266	01/15/21	USD	130.00	USD	3,758	(430,920)
Vir Biotechnology, Inc.	344	01/15/21	USD	50.00	USD	921	(25,800)
Zai Lab Ltd., ADR	155	01/15/21	USD	105.25	USD	2,098	(467,273)
Zimmer Biomet Holdings, Inc.	401	01/15/21	USD	155.41	USD	6,179	(137,025)

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Zymeworks, Inc.	340	01/15/21	USD	50.00	USD	1,607	$(132,600)
Zymeworks, Inc.	366	01/15/21	USD	55.00	USD	1,730	(88,755)
Centene Corp.	169	01/22/21	USD	65.00	USD	1,014	(6,676)
Edwards Lifesciences Corp.	238	01/22/21	USD	88.00	USD	2,171	(109,480)
Humana, Inc.	47	01/22/21	USD	417.50	USD	1,928	(38,070)
Illumina, Inc.	59	01/22/21	USD	345.00	USD	2,183	(161,070)
Intuitive Surgical, Inc.	70	01/22/21	USD	805.00	USD	5,727	(274,750)
Nektar Therapeutics	496	01/22/21	USD	20.50	USD	843	(14,880)
Sarepta Therapeutics, Inc.	97	01/22/21	USD	175.00	USD	1,654	(231,830)
Tandem Diabetes Care, Inc.	163	01/22/21	USD	100.00	USD	1,560	(55,827)
Teladoc Health, Inc.	132	01/22/21	USD	205.00	USD	2,639	(108,900)
Twist Bioscience Corp.	218	01/22/21	USD	131.00	USD	3,080	(374,030)
ChemoCentryx, Inc.	118	01/28/21	USD	64.37	USD	731	(39,416)
Centene Corp.	296	01/29/21	USD	65.00	USD	1,777	(21,016)
Humana, Inc.	41	01/29/21	USD	412.50	USD	1,682	(51,660)
Intuitive Surgical, Inc.	30	01/29/21	USD	760.00	USD	2,454	(212,400)
Nektar Therapeutics	496	01/29/21	USD	20.00	USD	843	(19,840)
Teladoc Health, Inc.	133	01/29/21	USD	210.00	USD	2,659	(107,065)
LHC Group, Inc.	250	02/03/21	USD	208.00	USD	5,333	(276,664)
Dexcom, Inc.	69	02/04/21	USD	362.00	USD	2,551	(179,368)
Amedisys, Inc.	343	02/05/21	USD	276.50	USD	10,061	(786,156)
United Therapeutics Corp.	83	02/10/21	USD	148.25	USD	1,260	(82,757)
Allakos, Inc.	292	02/12/21	USD	125.25	USD	4,088	(708,911)
Apellis Pharmaceuticals, Inc.	264	02/12/21	USD	55.25	USD	1,510	(174,470)
PPD, Inc.	1,123	02/12/21	USD	36.75	USD	3,843	(125,491)
10X Genomics, Inc., Class A	75	02/19/21	USD	160.00	USD	1,062	(34,875)
ABIOMED, Inc.	124	02/19/21	USD	291.00	USD	4,020	(567,664)
Acceleron Pharma, Inc.	550	02/19/21	USD	145.00	USD	7,037	(228,250)
Addus HomeCare Corp.	90	02/19/21	USD	115.00	USD	1,054	(62,550)
Agios Pharmaceuticals, Inc.	684	02/19/21	USD	36.00	USD	2,964	(597,449)
Alcon, Inc.	1,129	02/19/21	USD	65.00	USD	7,449	(364,102)
Alnylam Pharmaceuticals, Inc.	347	02/19/21	USD	145.00	USD	4,510	(176,970)
Alnylam Pharmaceuticals, Inc.	55	02/19/21	USD	160.00	USD	715	(12,375)
Amicus Therapeutics, Inc.	660	02/19/21	USD	24.00	USD	1,524	(282,150)
Arena Pharmaceuticals, Inc.	371	02/19/21	USD	75.00	USD	2,850	(259,700)
Argenx SE, ADR	120	02/19/21	USD	300.00	USD	3,529	(222,600)
Arrowhead Pharmaceuticals, Inc.	130	02/19/21	USD	77.25	USD	997	(116,321)
Avantor, Inc.	1,189	02/19/21	USD	30.00	USD	3,347	(124,845)
Beam Therapeutics, Inc.	245	02/19/21	USD	80.00	USD	2,000	(347,900)
Berkeley Lights, Inc.	367	02/19/21	USD	95.00	USD	3,281	(266,075)
Biohaven Pharmaceutical Holding Co. Ltd.	76	02/19/21	USD	100.00	USD	651	(72,580)
BioMarin Pharmaceutical, Inc.	402	02/19/21	USD	100.00	USD	3,525	(154,770)
Cardiovascular Systems, Inc.	270	02/19/21	USD	45.00	USD	1,182	(76,275)
CareDx, Inc.	340	02/19/21	USD	70.00	USD	2,463	(246,500)
Centene Corp.	296	02/19/21	USD	67.50	USD	1,777	(23,680)
Charles River Laboratories International, Inc.	140	02/19/21	USD	250.00	USD	3,498	(169,400)
ChemoCentryx, Inc.	121	02/19/21	USD	65.00	USD	749	(52,030)
Constellation Pharmaceuticals, Inc.	185	02/19/21	USD	33.50	USD	533	(65,483)
Deciphera Pharmaceuticals, Inc.	127	02/19/21	USD	60.00	USD	725	(50,800)
Dicerna Pharmaceuticals, Inc.	621	02/19/21	USD	25.00	USD	1,368	(136,620)
Edwards Lifesciences Corp.	168	02/19/21	USD	90.00	USD	1,533	(84,000)
Envista Holdings Corp.	468	02/19/21	USD	33.00	USD	1,579	(137,826)
Fate Therapeutics, Inc.	102	02/19/21	USD	95.00	USD	927	(118,320)
Genmab A/S, ADR	607	02/19/21	USD	45.00	USD	2,468	(54,630)
Haemonetics Corp.	422	02/19/21	USD	120.00	USD	5,011	(339,710)
Halozyme Therapeutics, Inc.	327	02/19/21	USD	46.00	USD	1,397	(62,130)
Hill-Rom Holdings, Inc.	175	02/19/21	USD	100.00	USD	1,714	(80,500)
Horizon Therapeutics PLC	210	02/19/21	USD	85.00	USD	1,536	(57,225)
Insmed, Inc.	370	02/19/21	USD	39.00	USD	1,232	(47,175)
Insulet Corp.	229	02/19/21	USD	260.00	USD	5,854	(328,615)
IQVIA Holdings, Inc.	146	02/19/21	USD	180.00	USD	2,616	(115,340)
MacroGenics, Inc.	159	02/19/21	USD	35.00	USD	363	(9,938)

86	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Masimo Corp.	575	02/19/21	USD	275.00	USD	15,432	$(563,500)
Mirati Therapeutics, Inc.	79	02/19/21	USD	240.00	USD	1,735	(82,950)
Nevro Corp.	388	02/19/21	USD	190.00	USD	6,716	(170,720)
NuVasive, Inc.	234	02/19/21	USD	50.00	USD	1,318	(248,040)
Oak Street Health, Inc.	70	02/19/21	USD	65.00	USD	428	(25,025)
Penumra, Inc.	128	02/19/21	USD	192.00	USD	2,240	(137,520)
PPD, Inc.	443	02/19/21	USD	40.00	USD	1,516	(18,828)
PTC Therapeutics, Inc.	338	02/19/21	USD	75.00	USD	2,063	(36,335)
Relmada Therapeutics, Inc.	313	02/19/21	USD	40.00	USD	1,004	(35,995)
ResMed, Inc.	179	02/19/21	USD	220.00	USD	3,805	(136,935)
Royalty Pharma PLC, Class A	200	02/19/21	USD	45.00	USD	1,001	(133,000)
Seagen, Inc.	821	02/19/21	USD	220.00	USD	14,379	(223,722)
Selectquote, Inc.	871	02/19/21	USD	25.00	USD	1,807	(30,485)
Silk Road Medical, Inc.	510	02/19/21	USD	62.25	USD	3,212	(234,184)
STERIS PLC	220	02/19/21	USD	190.00	USD	4,170	(171,600)
Stoke Therapeutics, Inc.	93	02/19/21	USD	50.00	USD	576	(130,200)
Stoke Therapeutics, Inc.	219	02/19/21	USD	60.00	USD	1,356	(164,250)
TCR2 Therapeutics, Inc.	330	02/19/21	USD	30.00	USD	1,021	(161,700)
Teleflex, Inc.	272	02/19/21	USD	410.00	USD	11,195	(597,040)
Travere Therapeutics, Inc.	588	02/19/21	USD	26.10	USD	1,603	(267,654)
United Therapeutics Corp.	83	02/19/21	USD	150.00	USD	1,260	(81,755)
Zai Lab Ltd., ADR	380	02/19/21	USD	120.00	USD	5,143	(767,600)
Zimmer Biomet Holdings, Inc.	463	02/19/21	USD	160.00	USD	7,134	(222,240)
Stoke Therapeutics, Inc.	213	02/26/21	USD	61.00	USD	1,319	(157,944)
Iovance Biotherapeutics, Inc.	663	03/19/21	USD	55.00	USD	3,076	(235,365)

							$(33,441,155)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Applied Molecular Transport, Inc.	JPMorgan Chase Bank N.A.	43,000	01/04/21	USD	32.25	USD	1,323	$(10,068)
Avidity Biosciences, Inc.	Credit Suisse International	27,000	01/05/21	USD	27.66	USD	689	(2,962)
Revolution Medicines, Inc.	Credit Suisse International	15,800	01/05/21	USD	31.75	USD	626	(123,930)
Alcon AG	Morgan Stanley & Co. International PLC	52,500	01/06/21	USD	63.79	USD	3,464	(127,972)
Convatec Group PLC	Goldman Sachs International	630,200	01/06/21	GBP	2.07	GBP	1,255	(1,913)
Envista Holdings Corp.	Bank of America N.A.	62,400	01/06/21	USD	29.89	USD	2,105	(239,818)
Genmab A/S, ADR	JPMorgan Chase Bank N.A.	61,300	01/06/21	USD	37.66	USD	2,492	(187,652)
GN Store Nord A/S	Barclays Bank PLC	55,400	01/06/21	DKK	524.48	DKK	26,905	(642)
Hansoh Pharmaceutical Group Co. Ltd.	UBS AG	434,000	01/06/21	HKD	35.11	HKD	16,306	(137,888)
Jinxin Fertility Group Ltd.	Citibank N.A.	872,000	01/06/21	HKD	10.03	HKD	13,757	(645,988)
LHC Group, Inc.	UBS AG	21,300	01/06/21	USD	222.85	USD	4,544	(12,938)
PPD, Inc.	Citibank N.A.	160,000	01/06/21	USD	35.58	USD	5,475	(39,653)
WuXi AppTec Co. Ltd., Class H	JPMorgan Chase Bank N.A.	161,700	01/06/21	HKD	128.51	HKD	24,592	(491,894)
ADC Therapeutics SA	Bank of America N.A.	21,000	01/07/21	USD	36.00	USD	672	(4,812)
Akouos, Inc.	Credit Suisse International	13,100	01/07/21	USD	23.09	USD	260	(1,241)
Amplifon SpA	Credit Suisse International	64,700	01/07/21	EUR	35.48	EUR	2,201	(13,130)
Demant A/S	Barclays Bank PLC	44,100	01/07/21	DKK	227.22	DKK	10,620	(107,344)
Genmab A/S, ADR	UBS AG	21,700	01/07/21	DKK	2,334.87	DKK	53,608	(551,603)
Lonza Group AG	UBS AG	3,200	01/07/21	CHF	598.84	CHF	1,825	(2,428)
Relmada Therapeutics, Inc.	JPMorgan Chase Bank N.A.	18,200	01/07/21	USD	34.93	USD	584	(8,017)
Zentalis Pharmaceuticals, Inc.	Barclays Bank PLC	28,000	01/07/21	USD	39.60	USD	1,454	(345,591)
Kadmon Holdings, Inc.	Bank of America N.A.	189,000	01/08/21	USD	4.25	USD	784	(43,081)
Immunovant, Inc.	Barclays Bank PLC	26,000	01/11/21	USD	49.50	USD	1,201	(41,074)
American Well Corp., Class A	JPMorgan Chase Bank N.A.	65,000	01/12/21	USD	24.12	USD	1,646	(135,234)
Coloplast A/S, Class B	Barclays Bank PLC	5,300	01/12/21	DKK	975.00	DKK	4,927	(2,282)
Amplifon SpA	Barclays Bank PLC	52,000	01/13/21	EUR	36.47	EUR	1,769	(9,649)
Avidity Biosciences, Inc.	Bank of America N.A.	23,800	01/13/21	USD	30.69	USD	607	(1,508)
Berkeley Lights, Inc.	Citibank N.A.	25,000	01/13/21	USD	87.10	USD	2,235	(140,174)
Demant A/S	Goldman Sachs International	44,100	01/13/21	DKK	225.26	DKK	10,620	(128,735)

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Genmab A/S, ADR	Barclays Bank PLC	35,000	01/13/21	DKK	2,419.38	DKK	86,465	$(561,613)
Jinxin Fertility Group Ltd.	JPMorgan Chase Bank N.A.	1,342,000	01/13/21	HKD	12.89	HKD	21,171	(498,901)
Lonza Group AG	Credit Suisse International	2,900	01/13/21	CHF	611.61	CHF	1,654	(2,028)
Merck KGaA	Credit Suisse International	15,000	01/13/21	EUR	136.29	EUR	2,106	(95,185)
ORIC Pharmaceuticals, Inc.	JPMorgan Chase Bank N.A.	27,000	01/13/21	USD	24.10	USD	914	(264,044)
Straumann Holding AG, Registered Shares	Goldman Sachs International	4,000	01/13/21	CHF	1,109.82	CHF	4,148	(4,076)
UCB SA	Barclays Bank PLC	38,000	01/13/21	EUR	98.94	EUR	3,213	(140)
Akouos, Inc.	Credit Suisse International	13,100	01/14/21	USD	23.09	USD	260	(3,937)
ALX Oncology Holdings, Inc.	Bank of America N.A.	26,600	01/14/21	USD	82.60	USD	2,293	(259,366)
Avidity Biosciences, Inc.	JPMorgan Chase Bank N.A.	23,800	01/14/21	USD	34.63	USD	607	(104)
C4 Therapeutics, Inc.	JPMorgan Chase Bank N.A.	25,000	01/14/21	USD	35.05	USD	828	(30,354)
Eargo, inc.	Morgan Stanley & Co. International PLC	25,200	01/14/21	USD	50.10	USD	1,129	(39,967)
Forma Therapeutics Holdings, Inc.	Credit Suisse International	37,000	01/14/21	USD	41.73	USD	1,291	(10,995)
Forma Therapeutics Holdings, Inc.	Credit Suisse International	25,000	01/14/21	USD	43.75	USD	873	(3,743)
Generation Bio Co.	Goldman Sachs International	35,000	01/14/21	USD	13.29	USD	490	(42,029)
Keros Therapeutics, Inc.	Credit Suisse International	26,500	01/14/21	USD	71.77	USD	1,869	(89,245)
Kymera Therapeutics, Inc.	Bank of America N.A.	24,200	01/14/21	USD	57.97	USD	1,500	(154,601)
Nkarta, Inc.	Morgan Stanley & Co. International PLC	40,000	01/14/21	USD	52.24	USD	2,459	(417,186)
Pmv Pharmaceuticals, Inc.	Morgan Stanley & Co. International PLC	25,000	01/14/21	USD	48.70	USD	1,538	(324,366)
Praxis Precision Medicines, Inc.	JPMorgan Chase Bank N.A.	63,000	01/14/21	USD	45.94	USD	3,466	(618,053)
Pulmonx Corp.	Morgan Stanley & Co. International PLC	14,900	01/14/21	USD	53.44	USD	1,028	(232,888)
Revolution Medicines, Inc.	Bank of America N.A.	11,000	01/14/21	USD	48.03	USD	435	(5,575)
Venus MedTech Hangzhou, Inc., Class H	JPMorgan Chase Bank N.A.	24,000	01/14/21	HKD	79.01	HKD	1,899	(11,487)
Voyager Therapeutics, Inc.	Citibank N.A.	35,500	01/14/21	USD	9.27	USD	254	(7,959)
Zentalis Pharmaceuticals, Inc.	Morgan Stanley & Co. International PLC	15,000	01/14/21	USD	58.97	USD	779	(8,636)
Eisai Co. Ltd.	JPMorgan Chase Bank N.A.	40,500	01/15/21	JPY	8,535.64	JPY	299,056	(2,388)
Gerresheimer AG	Credit Suisse International	20,000	01/15/21	EUR	101.67	EUR	1,765	(443)
Kymera Therapeutics, Inc.	JPMorgan Chase Bank N.A.	27,400	01/19/21	USD	70.48	USD	1,699	(55,626)
Nkarta, Inc.	JPMorgan Chase Bank N.A.	25,000	01/19/21	USD	70.46	USD	1,537	(60,947)
Akouos, Inc.	Morgan Stanley & Co. International PLC	11,300	01/20/21	USD	20.85	USD	224	(12,098)
Hansoh Pharmaceutical Group Co. Ltd.	Citibank N.A.	512,000	01/20/21	HKD	34.82	HKD	19,236	(187,974)
Immunovant, Inc.	JPMorgan Chase Bank N.A.	16,600	01/20/21	USD	54.23	USD	767	(4,604)
Jinxin Fertility Group Ltd.	UBS AG	1,342,000	01/20/21	HKD	14.85	HKD	21,171	(191,438)
ORIC Pharmaceuticals, Inc.	Credit Suisse International	12,000	01/20/21	USD	30.91	USD	406	(51,597)
Passage Bio, Inc.	JPMorgan Chase Bank N.A.	23,700	01/20/21	USD	22.75	USD	606	(79,869)
PPD, Inc.	JPMorgan Chase Bank N.A.	160,000	01/20/21	USD	35.23	USD	5,475	(145,374)
Arcutis Biotherapeutics, Inc.	Morgan Stanley & Co. International PLC	21,700	01/21/21	USD	30.98	USD	610	(23,230)
Gerresheimer AG	Credit Suisse International	23,700	01/21/21	EUR	94.47	EUR	2,092	(6,655)
Merck KGaA	Morgan Stanley & Co. International PLC	37,300	01/21/21	EUR	138.58	EUR	5,237	(194,770)
Morphic Holding, Inc.	Barclays Bank PLC	15,000	01/21/21	USD	31.00	USD	503	(46,993)
Akouos, Inc.	Morgan Stanley & Co. International PLC	25,000	01/26/21	USD	20.58	USD	496	(34,560)
ALX Oncology Holdings, Inc.	JPMorgan Chase Bank N.A.	27,700	01/26/21	USD	84.00	USD	2,388	(327,222)
Avidity Biosciences, Inc.	JPMorgan Chase Bank N.A.	21,000	01/26/21	USD	35.63	USD	536	(610)
C4 Therapeutics, Inc.	JPMorgan Chase Bank N.A.	30,000	01/26/21	USD	35.39	USD	994	(53,873)
Eargo, Inc.	JPMorgan Chase Bank N.A.	25,200	01/26/21	USD	50.94	USD	1,129	(63,305)
Hansoh Pharmaceutical Group Co. Ltd.	Citibank N.A.	348,000	01/26/21	HKD	36.41	HKD	13,074	(80,010)
Jinxin Fertility Group Ltd.	JPMorgan Chase Bank N.A.	758,000	01/26/21	HKD	15.64	HKD	11,958	(69,896)
Karyopharm Therapeutics, Inc.	UBS AG	27,300	01/26/21	USD	16.93	USD	423	(38,126)
Keros Therapeutics, Inc.	Credit Suisse International	28,600	01/26/21	USD	84.56	USD	2,017	(38,018)
Kymera Therapeutics, Inc.	Bank of America N.A.	24,300	01/26/21	USD	59.07	USD	1,507	(174,019)
Morphic Holding, Inc.	Morgan Stanley & Co. International PLC	11,100	01/26/21	USD	34.17	USD	372	(16,581)
Nkarta, Inc.	JPMorgan Chase Bank N.A.	25,000	01/26/21	USD	70.45	USD	1,537	(82,083)
ORIC Pharmaceuticals, Inc.	Morgan Stanley & Co. International PLC	12,000	01/26/21	USD	38.07	USD	406	(18,778)
Passage Bio, Inc.	Bank of America N.A.	25,700	01/26/21	USD	28.78	USD	657	(21,168)
PMV Pharmaceuticals, Inc.	Morgan Stanley & Co. International PLC	33,000	01/26/21	USD	47.31	USD	2,030	(482,365)
Praxis Precision Medicines, Inc.	Morgan Stanley & Co. International PLC	63,200	01/26/21	USD	44.99	USD	3,477	(720,757)
Pulmonx Corp.	Morgan Stanley & Co. International PLC	14,000	01/26/21	USD	54.98	USD	966	(202,205)
WuXi AppTec Co. Ltd., Class H	JPMorgan Chase Bank N.A.	243,900	01/26/21	HKD	138.53	HKD	37,093	(474,394)
WuXi Biologics, Inc.	JPMorgan Chase Bank N.A.	810,000	01/26/21	HKD	86.10	HKD	83,274	(1,778,410)
Zentalis Pharmaceuticals, Inc.	Morgan Stanley & Co. International PLC	16,000	01/26/21	USD	59.53	USD	831	(18,588)
Arcutis Biotherapeutics, Inc.	Morgan Stanley & Co. International PLC	21,700	01/27/21	USD	31.27	USD	610	(27,126)
Eisai Co. Ltd.	UBS AG	11,900	01/27/21	JPY	7,983.50	JPY	87,871	(8,982)

88	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Forma Therapeutics Holdings, Inc.	Bank of America N.A.	45,000	01/27/21	USD	47.41	USD	1,571	$(10,582)
GN Store Nord A/S	Barclays Bank PLC	52,200	01/27/21	DKK	494.12	DKK	25,351	(112,284)
Hansoh Pharmaceutical Group Co. Ltd.	UBS AG	690,000	01/27/21	HKD	35.25	HKD	25,924	(234,952)
Jinxin Fertility Group Ltd.	JPMorgan Chase Bank N.A.	758,000	01/27/21	HKD	14.48	HKD	11,958	(140,640)
Lonza Group AG	Goldman Sachs International	3,100	01/27/21	CHF	564.48	CHF	1,768	(68,618)
Straumann Holding AG, Registered Shares	Credit Suisse International	2,700	01/27/21	CHF	1,080.98	CHF	2,800	(35,393)
UCB SA	Barclays Bank PLC	23,600	01/27/21	EUR	90.76	EUR	1,996	(16,272)
Akeso, Inc.	JPMorgan Chase Bank N.A.	232,000	01/28/21	HKD	33.93	HKD	8,841	(156,110)
Hansoh Pharmaceutical Group Co. Ltd.	UBS AG	434,000	01/28/21	HKD	36.75	HKD	16,306	(90,204)
Voyager Therapeutics, Inc.	Morgan Stanley & Co. International PLC	32,800	01/28/21	USD	8.61	USD	235	(21,301)
Prothena Corp. PLC	Morgan Stanley & Co. International PLC	27,200	01/29/21	USD	14.58	USD	327	(16,793)
Krystal Biotech, Inc.	Bank of America N.A.	42,000	02/01/21	USD	54.00	USD	2,520	(317,599)
Amplifon SpA	Credit Suisse International	51,500	02/02/21	EUR	32.99	EUR	1,752	(119,667)
Convatec Group PLC	Credit Suisse International	583,500	02/02/21	GBP	2.11	GBP	1,162	(11,027)
Demant A/S	Morgan Stanley & Co. International PLC	44,000	02/02/21	DKK	227.20	DKK	10,595	(143,539)
Sonova Holding AG	Goldman Sachs International	12,700	02/02/21	CHF	229.60	CHF	2,924	(95,687)
Venus MedTech Hangzhou, Inc., Class H	JPMorgan Chase Bank N.A.	23,000	02/02/21	HKD	82.64	HKD	1,820	(12,302)
Akouos, Inc.	Morgan Stanley & Co. International PLC	11,300	02/03/21	USD	20.85	USD	224	(17,184)
ALX Oncology Holdings, Inc.	Barclays Bank PLC	25,800	02/03/21	USD	96.52	USD	2,224	(219,661)
Demant A/S	Goldman Sachs International	64,000	02/03/21	DKK	243.08	DKK	15,412	(118,157)
Eisai Co. Ltd.	JPMorgan Chase Bank N.A.	16,900	02/03/21	JPY	7,612.80	JPY	124,791	(33,439)
Forma Therapeutics Holdings, Inc.	Bank of America N.A.	45,000	02/03/21	USD	47.41	USD	1,571	(17,110)
GN Store Nord A/S	Barclays Bank PLC	69,200	02/03/21	DKK	502.05	DKK	33,607	(136,530)
Immunovant, Inc.	JPMorgan Chase Bank N.A.	29,200	02/03/21	USD	57.05	USD	1,349	(47,397)
Straumann Holding AG, Registered Shares	UBS AG	3,800	02/03/21	CHF	1,045.50	CHF	3,941	(148,377)
UCB SA	UBS AG	47,600	02/03/21	EUR	87.04	EUR	4,025	(95,559)
WuXi AppTec Co. Ltd., Class H	JPMorgan Chase Bank N.A.	263,800	02/03/21	HKD	151.94	HKD	40,119	(252,074)
WuXi Biologics, Inc.	Goldman Sachs International	390,000	02/03/21	HKD	98.65	HKD	40,095	(422,813)
Prothena Corp. PLC	Morgan Stanley & Co. International PLC	27,200	02/05/21	USD	14.58	USD	327	(15,166)
Akouos, Inc.	Morgan Stanley & Co. International PLC	11,300	02/10/21	USD	20.85	USD	224	(19,339)
Sonova Holding AG	UBS AG	10,200	02/10/21	CHF	227.64	CHF	2,349	(98,121)
Relay Therapeutics, Inc.	Bank of America N.A.	17,200	02/11/21	USD	51.26	USD	715	(21,416)

								$(16,306,094)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$7,705,439	$(23,421,077)	$(49,747,249)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$49,747,249	$—	$—	$—	$49,747,249

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

For the period ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options purchased	$—	$—	$(121,511)	$—	$—	$—	$(121,511)
Options written	—	—	(73,164,412)	—	—	—	(73,164,412)

	$—	$—	$(73,285,923)	$—	$—	$—	$(73,285,923)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(15,715,638)	$—	$—	$—	$(15,715,638)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$37,497,101

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options(a)	$—	$49,747,249

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	49,747,249

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(33,441,155)

Total derivative assets and liabilities subject to an MNA	$—	$16,306,094

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Bank of America N.A	$1,270,655	$—	$(1,270,655)	$—	$—
Barclays Bank PLC	1,600,075	—	(1,600,075)	—	—
Citibank N.A	1,101,758	—	(1,101,758)	—	—
Credit Suisse International	609,196	—	(194,196)	(415,000)	—
Goldman Sachs International	882,028	—	—	(655,000)	227,028
JPMorgan Chase Bank N.A	6,096,371	—	(6,096,371)	—	—
Morgan Stanley & Co. International PLC	3,135,395	—	(3,119,395)	(16,000)	—
UBS AG	1,610,616	—	(1,433,616)	(177,000)	—

	$16,306,094	$—	$(14,816,066)	$(1,263,000)	$227,028

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

90	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$1,166,466,709	$218,425,589	$28,744,832	$1,413,637,130
Diversified Financial Services	73,278,702	—	—	73,278,702
Electronic Equipment, Instruments & Components	16,518,575	—	—	16,518,575
Health Care Equipment & Supplies	654,944,457	171,224,901	—	826,169,358
Health Care Providers & Services	246,546,286	178,092,308	—	424,638,594
Health Care Technology	55,964,929	—	—	55,964,929
Insurance	11,615,062	—	—	11,615,062
Internet & Direct Marketing Retail	—	30,840,850	—	30,840,850
Life Sciences Tools & Services	213,238,536	143,642,160	—	356,880,696
Pharmaceuticals	33,853,775	156,368,919	—	190,222,694
Preferred Securities
Preferred Stocks	—	—	112,069,329	112,069,329
Warrants	1,936,055	—	—	1,936,055
Short-Term Securities
Money Market Funds	18,347,773	—	—	18,347,773

	$2,492,710,859	$898,594,727	$140,814,161	3,532,119,747

Investments Valued at NAV(a)				9,577,689

				$3,541,697,436

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(25,706,013)	$(24,041,236)	$—	$(49,747,249)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of January 30, 2020	$—	$—	$—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	18,215	466,379	484,594
Purchases	28,726,617	111,602,950	140,329,567
Sales	—	—	—

Closing balance, as of December 31, 2020	$28,744,832	$112,069,329	$140,814,161

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(b)	$18,215	$466,379	$484,594

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2020	BlackRock Health Sciences Trust II (BMEZ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$28,744,832	Market	Recent Transactions	—		—
Preferred Stocks	112,069,329	Market	Volatility	77% - 79%		78%
			Time to Exit	3.0 - 5.0		4.2
			Recent Transactions	—		—

	$140,814,161

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

92	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 14.0%
Albemarle Corp.(a)	32,299	$4,764,749
CF Industries Holdings, Inc.(a)(b)	995,834	38,548,734
FMC Corp.(a)(b)	218,147	25,071,635
Koninklijke DSM NV	92,561	15,917,824
Nutrien Ltd.(a)	184,537	8,887,302
Symrise AG	83,664	11,122,571

		104,312,815

Containers & Packaging(a) — 7.1%
International Paper Co.	269,331	13,391,137
Packaging Corp. of America(b)	153,606	21,183,803
Westrock Co.(b)	428,088	18,634,671

		53,209,611

Electronic Equipment, Instruments & Components — 2.3%
Trimble, Inc.(a)(c)	255,445	17,056,063

Energy Equipment & Services — 1.2%
Darling Ingredients, Inc.(a)(c)	158,023	9,114,767

Food Products — 4.8%
Bunge Ltd.(a)	369,649	24,241,581
Kerry Group PLC, Class A	80,658	11,715,043

		35,956,624

Machinery — 1.3%
Deere & Co.(a)	36,887	9,924,447

Metals & Mining — 35.0%
Anglo American PLC	974,748	32,188,359
BHP Group PLC	1,790,111	47,266,787
First Quantum Minerals Ltd.	522,519	9,379,809
Fortescue Metals Group Ltd.	560,232	10,119,135
Freeport-McMoRan, Inc.(a)(c)	735,747	19,144,137
Kinross Gold Corp.	1,587,919	11,651,476
Lundin Mining Corp.	1,350,994	11,993,269
MMC Norilsk Nickel PJSC, ADR	318,090	9,914,414
Neo Lithium Corp.(c)	4,199,973	6,566,067
Newcrest Mining Ltd.	228,035	4,551,066
Newmont Corp.(a)(b)	325,966	19,522,104
Polyus PJSC, Registered Shares, GDR	81,979	8,262,797
Rio Tinto PLC	82,592	6,216,956
Stelco Holdings, Inc.(c)	685,252	12,236,450
Vale SA, ADR(a)	2,541,939	42,602,898
Wheaton Precious Metals Corp.	233,934	9,764,405

		261,380,129

Oil, Gas & Consumable Fuels — 34.0%
Aker BP ASA	266,000	6,712,236
BP PLC, ADR(a)	1,356,057	27,826,290
Chevron Corp.(a)(b)	426,431	36,012,098
CNOOC Ltd.	9,230,000	8,467,799
ConocoPhillips(a)	364,555	14,578,554
Equinor ASA	728,500	12,294,515
Galp Energia SGPS SA	715,887	7,585,822
Hess Corp.	98,200	5,183,978
Kosmos Energy Ltd.(c)	2,060,397	4,841,933
Lukoil PJSC - ADR	181,318	12,331,980

Security		Shares	Value

Oil, Gas & Consumable Fuels (continued)
Petroleo Brasileiro SA, ADR(a)		1,107,631	$12,438,696
Pioneer Natural Resources Co.(a)		87,751	9,993,961
Royal Dutch Shell PLC, Class A, ADR(a)		728,790	25,609,681
Suncor Energy, Inc.		939,470	15,757,471
Total SA		996,554	43,013,460
Valero Energy Corp.(a)		193,107	10,924,063

			253,572,537

Paper & Forest Products — 0.0%
Precious Woods Holding AG, Registered Shares(c)		20,000	220,264

Specialty Retail — 1.4%
Tractor Supply Co.(a)		70,853	9,960,515

Total Common Stocks — 101.1%
(Cost: $623,428,896)			754,707,772

		Par (000)

Corporate Bonds

Metals & Mining — 0.6%
Osisko Gold Royalties Ltd., 4.00%, 12/31/22(d)	CAD	5,652	4,706,670

Total Corporate Bonds — 0.6%
(Cost: $4,511,494)			4,706,670

Total Long-Term Investments — 101.7%
(Cost: $627,940,390)			759,414,442

		Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
0.00%(e)(f)		289,665	289,665

Total Short-Term Securities — 0.1%
(Cost: $289,665)			289,665

Total Investments Before Options Written — 101.8%
(Cost: $628,230,055)			759,704,107

Options Written — (2.2)%
(Premiums Received: $(9,419,468))			(16,243,847)

Total Investments, Net of Options Written — 99.6%
(Cost: $618,810,587)			743,460,260
Other Assets Less Liabilities — 0.4%			3,155,103

Net Assets — 100.0%			$746,615,363

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Convertible security.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$13,708,365	$—	$(13,418,700	)(a)	$—	$—	$289,665	289,665	$51,624		$—
SL Liquidity Series, LLC, Money Market Series(b)	183,179	—	(183,221	)(a)	84	(42)	—	—	6,091	(c)	—

					$84	$(42)	$289,665		$57,715		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BP PLC, ADR	1,131	01/08/21	USD	21.00	USD	2,321	$(29,406)
ConocoPhillips	434	01/08/21	USD	42.50	USD	1,736	(10,633)
Deere & Co.	74	01/08/21	USD	257.50	USD	1,991	(90,835)
Newmont Corp.	103	01/08/21	USD	61.50	USD	617	(4,532)
Nutrien Ltd.	371	01/08/21	USD	51.50	USD	1,787	(5,565)
Pioneer Natural Resources Co.	165	01/08/21	USD	117.00	USD	1,879	(31,763)
Vale SA, ADR	985	01/08/21	USD	12.85	USD	1,651	(385,905)
Albemarle Corp.	129	01/15/21	USD	155.00	USD	1,903	(30,960)
BP PLC, ADR	874	01/15/21	USD	20.00	USD	1,793	(82,593)
Bunge Ltd.	772	01/15/21	USD	62.50	USD	5,063	(281,780)
Bunge Ltd.	200	01/15/21	USD	65.00	USD	1,312	(40,000)
CF Industries Holdings, Inc.	244	01/15/21	USD	32.50	USD	945	(156,160)
CF Industries Holdings, Inc.	771	01/15/21	USD	35.00	USD	2,985	(300,690)
CF Industries Holdings, Inc.	594	01/15/21	USD	40.00	USD	2,299	(35,640)
Chevron Corp.	321	01/15/21	USD	87.50	USD	2,711	(39,323)
Chevron Corp.	728	01/15/21	USD	90.00	USD	6,148	(46,956)
ConocoPhillips	464	01/15/21	USD	45.00	USD	1,856	(10,440)
Darling Ingredients, Inc.	347	01/15/21	USD	50.00	USD	2,001	(281,070)
FMC Corp.	506	01/15/21	USD	120.00	USD	5,815	(30,360)
Freeport-McMoRan, Inc.	720	01/15/21	USD	21.00	USD	1,873	(361,800)
Freeport-McMoRan, Inc.	1,012	01/15/21	USD	20.00	USD	2,633	(609,730)
International Paper Co.	334	01/15/21	USD	50.00	USD	1,661	(33,400)
Kinross Gold Corp.	520	01/15/21	CAD	12.00	CAD	486	(1,430)
Kinross Gold Corp.	573	01/15/21	CAD	11.00	CAD	535	(2,701)
Lundin Mining Corp.	2,018	01/15/21	CAD	9.00	CAD	2,280	(366,217)
Lundin Mining Corp.	2,647	01/15/21	CAD	10.00	CAD	2,991	(278,653)
Newmont Corp.	469	01/15/21	USD	70.00	USD	2,809	(2,814)
Packaging Corp. of America	311	01/15/21	USD	130.00	USD	4,289	(267,460)
Petroleo Brasileiro SA, ADR	1,184	01/15/21	USD	9.00	USD	1,330	(263,440)
Pioneer Natural Resources Co.	40	01/15/21	USD	105.00	USD	456	(40,200)
Royal Dutch Shell PLC, Class A	391	01/15/21	USD	27.50	USD	1,374	(299,115)
Royal Dutch Shell PLC, Class A	783	01/15/21	USD	40.00	USD	2,751	(7,830)
Stelco Holdings, Inc.	1,250	01/15/21	CAD	16.00	CAD	2,841	(660,401)
Suncor Energy, Inc.	1,893	01/15/21	CAD	22.00	CAD	4,042	(66,178)
Suncor Energy, Inc.	1,049	01/15/21	CAD	24.00	CAD	2,240	(8,653)
Suncor Energy, Inc.	1,049	01/15/21	CAD	25.00	CAD	2,240	(5,357)

94	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Tractor Supply Co.	143	01/15/21	USD	135.00	USD	2,010	$(102,245)
Trimble, Inc.	529	01/15/21	USD	60.00	USD	3,532	(367,655)
Valero Energy Corp.	289	01/15/21	USD	55.00	USD	1,635	(88,145)
Valero Energy Corp.	240	01/15/21	USD	60.00	USD	1,358	(21,000)
Westrock Co.	414	01/15/21	USD	45.00	USD	1,802	(28,980)
BP PLC, ADR	1,139	01/22/21	USD	23.50	USD	2,337	(12,529)
CF Industries Holdings, Inc.	1,020	01/22/21	USD	39.00	USD	3,948	(124,950)
Chevron Corp.	333	01/22/21	USD	91.50	USD	2,812	(25,308)
ConocoPhillips	270	01/22/21	USD	44.50	USD	1,080	(12,285)
Deere & Co.	74	01/22/21	USD	257.50	USD	1,991	(108,780)
First Quantum Minerals Ltd.	2,350	01/22/21	CAD	21.00	CAD	5,370	(415,390)
Freeport-McMoRan, Inc.	690	01/22/21	USD	25.00	USD	1,795	(130,065)
International Paper Co.	456	01/22/21	USD	51.50	USD	2,267	(27,360)
Kinross Gold Corp.	1,574	01/22/21	CAD	10.00	CAD	1,470	(30,295)
Nutrien Ltd.	371	01/22/21	USD	51.50	USD	1,787	(10,203)
Petroleo Brasileiro SA, ADR	912	01/22/21	USD	11.00	USD	1,024	(51,528)
Royal Dutch Shell PLC, Class A	894	01/22/21	USD	38.50	USD	3,142	(49,170)
Tractor Supply Co.	142	01/22/21	USD	144.00	USD	1,996	(43,665)
Vale SA, ADR	1,866	01/22/21	USD	18.00	USD	3,127	(55,047)
Valero Energy Corp.	209	01/22/21	USD	60.00	USD	1,182	(27,170)
BP PLC, ADR	1,174	01/29/21	USD	22.50	USD	2,409	(36,981)
CF Industries Holdings, Inc.	1,377	01/29/21	USD	40.79	USD	5,330	(104,205)
Chevron Corp.	334	01/29/21	USD	92.50	USD	2,821	(40,414)
ConocoPhillips	179	01/29/21	USD	43.50	USD	716	(15,036)
ConocoPhillips	6	01/29/21	USD	40.50	USD	24	(1,071)
Freeport-McMoRan, Inc.	180	01/29/21	USD	25.00	USD	468	(40,050)
International Paper Co.	239	01/29/21	USD	51.50	USD	1,188	(20,913)
Kinross Gold Corp.	1,574	01/29/21	CAD	10.00	CAD	1,470	(40,188)
Newmont Corp.	280	01/29/21	USD	60.00	USD	1,677	(62,300)
Petroleo Brasileiro SA, ADR	1,306	01/29/21	USD	11.50	USD	1,467	(59,423)
Pioneer Natural Resources Co.	148	01/29/21	USD	115.00	USD	1,686	(82,140)
Royal Dutch Shell PLC, Class A	864	01/29/21	USD	38.50	USD	3,036	(56,160)
Vale SA, ADR	2,353	01/29/21	USD	14.10	USD	3,944	(678,401)
Newmont Corp.	394	02/05/21	USD	63.50	USD	2,360	(48,462)
Vale SA, ADR	2,093	02/05/21	USD	17.50	USD	3,508	(129,766)
Packaging Corp. of America	183	02/12/21	USD	136.00	USD	2,524	(127,865)
Packaging Corp. of America	124	02/12/21	USD	137.71	USD	1,710	(74,952)
BP PLC, ADR	1,138	02/19/21	USD	24.00	USD	2,335	(32,433)
ConocoPhillips	40	02/19/21	USD	43.00	USD	160	(5,820)
Darling Ingredients, Inc.	288	02/19/21	USD	60.00	USD	1,661	(74,880)
FMC Corp.	327	02/19/21	USD	120.00	USD	3,758	(101,370)
Freeport-McMoRan, Inc.	478	02/19/21	USD	24.00	USD	1,244	(154,155)
Kinross Gold Corp.	573	02/19/21	CAD	12.00	CAD	535	(6,977)
Kinross Gold Corp.	1,574	02/19/21	CAD	10.00	CAD	1,470	(63,682)
Petroleo Brasileiro SA, ADR	1,204	02/19/21	USD	10.00	USD	1,352	(173,978)
Trimble, Inc.	340	02/19/21	USD	65.00	USD	2,270	(156,400)
Trimble, Inc.	110	02/19/21	USD	70.00	USD	734	(25,025)
Vale SA, ADR	2,420	02/19/21	USD	17.00	USD	4,056	(240,790)
Westrock Co.	1,222	02/19/21	USD	47.50	USD	5,319	(137,475)

							$(9,693,072)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Lukoil PJSC - ADR	Goldman Sachs International	9,000	01/05/21	USD	65.05	USD	612	$(33,114)
Total SA	Goldman Sachs International	84,500	01/05/21	EUR	35.70	EUR	2,985	(19,326)
BHP Group PLC	Credit Suisse International	636,000	01/06/21	GBP	17.07	GBP	12,280	(1,958,840)
Kerry Group PLC, Class A	Goldman Sachs International	13,200	01/06/21	EUR	118.35	EUR	1,569	(26,032)
Koninklijke DSM NV	Credit Suisse International	22,700	01/06/21	EUR	144.68	EUR	3,195	(11,645)

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Anglo American PLC	UBS AG	69,000	01/07/21	GBP	19.28	GBP	1,666	$(459,119)
BHP Group PLC	UBS AG	125,500	01/07/21	GBP	15.69	GBP	2,423	(620,424)
Rio Tinto PLC	Barclays Bank PLC	33,000	01/07/21	GBP	51.27	GBP	1,816	(171,100)
CNOOC Ltd.	Morgan Stanley And Co. International	910,000	01/12/21	HKD	7.58	HKD	6,472	(9,921)
Lukoil PJSC - ADR	Goldman Sachs International	13,900	01/12/21	USD	57.65	USD	945	(159,924)
Total SA	Credit Suisse International	99,900	01/12/21	EUR	35.67	EUR	3,530	(48,566)
Anglo American PLC	Credit Suisse International	70,000	01/13/21	GBP	22.80	GBP	1,690	(147,855)
Equinor ASA	Morgan Stanley And Co. International	124,300	01/15/21	NOK	149.43	NOK	17,987	(35,297)
Fortescue Metals Group Ltd.	Goldman Sachs International	114,200	01/15/21	AUD	17.04	AUD	2,676	(562,874)
Aker BP ASA	Morgan Stanley And Co. International	53,200	01/21/21	NOK	223.40	NOK	11,510	(22,156)
Anglo American PLC	Barclays Bank PLC	240,000	01/21/21	GBP	25.47	GBP	5,796	(101,127)
Fortescue Metals Group Ltd.	UBS AG	111,200	01/21/21	AUD	22.14	AUD	2,605	(148,829)
Lukoil PJSC - ADR	Credit Suisse International	50,000	01/21/21	USD	74.42	USD	3,401	(15,568)
MMC Norilsk Nickel PJSC	Credit Suisse International	128,000	01/21/21	USD	32.83	USD	3,990	(41,839)
Polyus PJSC, Registered Shares, GDR	Credit Suisse International	16,500	01/26/21	USD	103.69	USD	1,663	(49,639)
Polyus PJSC, Registered Shares, GDR	Goldman Sachs International	16,500	01/26/21	USD	99.91	USD	1,663	(76,782)
Bunge Ltd.	Credit Suisse International	51,800	01/27/21	USD	65.12	USD	3,397	(136,066)
Equinor ASA	Morgan Stanley And Co. International	124,300	01/27/21	NOK	150.89	NOK	17,987	(46,415)
Galp Energia SGPS SA	Barclays Bank PLC	155,700	01/27/21	EUR	9.58	EUR	1,351	(40,097)
Symrise AG	Credit Suisse International	33,500	01/27/21	EUR	109.46	EUR	3,646	(76,782)
Total SA	Goldman Sachs International	71,500	01/27/21	EUR	38.06	EUR	2,526	(24,388)
CNOOC Ltd.	Societe Generale	2,782,000	01/28/21	HKD	7.49	HKD	19,786	(76,107)
Equinor ASA	Goldman Sachs International	42,800	01/28/21	NOK	154.65	NOK	6,193	(11,562)
Newcrest Mining Ltd.	UBS AG	91,300	01/28/21	AUD	27.82	AUD	2,364	(19,943)
Aker BP ASA	Morgan Stanley And Co. International	53,200	02/02/21	NOK	223.50	NOK	11,511	(32,060)
Stelco Holdings, Inc.	Credit Suisse International	200,000	02/02/21	CAD	17.65	CAD	4,546	(936,213)
Galp Energia SGPS SA	Goldman Sachs International	118,000	02/03/21	EUR	8.69	EUR	1,024	(82,000)
Kerry Group PLC, Class A	Goldman Sachs International	17,700	02/03/21	EUR	122.81	EUR	2,104	(32,775)
Koninklijke DSM NV	Barclays Bank PLC	12,700	02/03/21	EUR	143.33	EUR	1,788	(45,443)
Total SA	Barclays Bank PLC	125,100	02/03/21	EUR	36.63	EUR	4,420	(107,816)
Lundin Mining Corp.	Credit Suisse International	202,000	02/08/21	CAD	10.50	CAD	2,283	(163,131)

								$(6,550,775)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$2,673,321	$(9,497,700)	$(16,243,847)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$16,243,847	$—	$—	$—	$16,243,847

96	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$(14,885)	$—	$—	$—	$(14,885)
Options written	—	—	(27,953,946)	—	—	—	(27,953,946)

	$—	$—	$(27,968,831)	$—	$—	$—	$(27,968,831)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(5,633,867)	$—	$—	$—	$(5,633,867)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$9,288,968

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$16,243,847

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	16,243,847

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(9,693,072)

Total derivative assets and liabilities subject to an MNA	$—	$6,550,775

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$465,583	$—	$(465,583)	$—	$—
Credit Suisse International	3,586,144	—	(3,586,144)	—	—
Goldman Sachs International	1,028,777	—	(1,028,777)	—	—
Morgan Stanley And Co. International	145,849	—	(145,849)	—	—
Societe Generale	76,107	—	—	—	76,107
UBS AG	1,248,315	—	(1,248,315)	—	—

	$6,550,775	$—	$(6,474,668)	$—	$76,107

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2020	BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$77,272,420	$27,040,395	$—	$104,312,815
Containers & Packaging	53,209,611	—	—	53,209,611
Electronic Equipment, Instruments & Components	17,056,063	—	—	17,056,063
Energy Equipment & Services	9,114,767	—	—	9,114,767
Food Products	24,241,581	11,715,043	—	35,956,624
Machinery	9,924,447	—	—	9,924,447
Metals & Mining	142,860,615	118,519,514	—	261,380,129
Oil, Gas & Consumable Fuels	163,166,725	90,405,812	—	253,572,537
Paper & Forest Products	—	220,264	—	220,264
Specialty Retail	9,960,515	—	—	9,960,515
Corporate Bonds	4,706,670	—	—	4,706,670
Short-Term Securities
Money Market Funds	289,665	—	—	289,665

	$511,803,079	$247,901,028	$—	$759,704,107

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(8,321,744)	$(7,922,103)	$—	$(16,243,847)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

98	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2020	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 1.6%
Tesla, Inc.(a)(b)	29,130	$20,556,167

Banks — 1.1%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $7,971,978)(c)(d)	26,430	14,722,238

Diversified Consumer Services — 1.6%
Chegg, Inc.(a)(b)	120,357	10,871,848
TAL Education Group, ADR(a)(b)	101,223	7,238,457
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $1,524,948)(c)(d)	997	2,237,821

		20,348,126

Diversified Financial Services — 0.3%
TransferWise, (Acquired 06/03/19, Cost: $2,471,478)(c)(d)	27,945	4,108,753

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)(b)	44,009	6,762,863

Electronic Equipment, Instruments & Components — 0.8%
Samsung SDI Co. Ltd.	18,473	10,705,981

Entertainment(a) — 3.1%
Activision Blizzard, Inc.	105,896	9,832,444
NetEase, Inc., ADR	75,395	7,220,579
Netflix, Inc.(b)	12,993	7,025,705
Roku, Inc.(b)	48,457	16,088,693

		40,167,421

Health Care Technology — 0.7%
Teladoc Health, Inc.(a)(b)	46,645	9,327,134

Hotels, Restaurants & Leisure — 0.2%
Airbnb, Inc., Class A(a)(b)	19,351	2,840,727

Interactive Media & Services — 9.2%
Alphabet, Inc., Class A(a)(b)	14,326	25,108,321
Facebook, Inc., Class A(a)(b)	46,979	12,832,784
Kakao Corp.	47,555	17,063,707
Snap, Inc., Class A(a)(b)	317,203	15,882,354
Tencent Holdings Ltd.	366,300	26,356,666
Yandex NV, Class A(a)(b)	158,418	11,022,724
ZoomInfo Technologies, Inc., Class A(a)(b)	238,831	11,518,819

		119,785,375

Internet & Direct Marketing Retail — 9.9%
Alibaba Group Holding Ltd., ADR(a)(b)	85,351	19,863,738
Amazon.com, Inc.(a)(b)	10,748	35,005,484
Delivery Hero SE(b)(e)	98,747	15,442,934
Ensogo Ltd.(b)(c)	173,282	2
Jasper Infotech Private Ltd., , Series I, (Acquired 08/18/15, Cost: $1,998,435)(c)(d)	1,054	266,082
JD Health International, Inc., (Acquired 12/01/20, Cost: $7,167,887)(d)	779,400	14,414,343
Meituan, Class B(b)	548,896	20,662,341
MercadoLibre, Inc.(a)(b)	13,192	22,099,502

		127,754,426

IT Services — 18.0%
Adyen NV(b)(e)	5,060	11,757,116
GMO Payment Gateway, Inc.	73,400	9,863,735
Mastercard, Inc., Class A(a)	73,391	26,196,183
MongoDB, Inc.(a)(b)	29,473	10,581,986
Okta, Inc.(a)(b)	63,350	16,107,371

Security	Shares	Value

IT Services (continued)
Pagseguro Digital Ltd., Class A(a)(b)	150,560	$8,563,853
PayPal Holdings, Inc.(a)(b)	104,901	24,567,814
Shopify, Inc., Class A(a)(b)	17,891	20,251,717
Snowflake, Inc., Class A(a)(b)	8,644	2,432,422
Square, Inc., Class A(a)(b)	143,351	31,198,912
StoneCo. Ltd., Class A(a)(b)	167,534	14,059,453
TRAX Ltd., (Acquired 09/12/19, Cost: $4,000,012)(c)(d) .	106,667	5,990,419
Twilio, Inc., Class A(a)(b)	86,226	29,187,501
Visa, Inc., Class A(a)	101,604	22,223,843

		232,982,325

Road & Rail(b) — 1.0%
Lyft, Inc., Class A(a)	134,851	6,625,230
Uber Technologies, Inc.	133,856	6,826,656

		13,451,886

Semiconductors & Semiconductor Equipment — 13.7%
Advanced Micro Devices, Inc.(a)(b)	230,770	21,163,917
ASML Holding NV	35,591	17,232,342
Cree, Inc.(a)(b)	120,271	12,736,699
Inphi Corp.(a)(b)	89,383	14,343,290
Lam Research Corp.(a)	35,645	16,834,064
Marvell Technology Group Ltd.(a)	343,206	16,316,013
Monolithic Power Systems, Inc.(a)	33,117	12,128,439
Qualcomm, Inc.(a)	50,414	7,680,069
Renesas Electronics Corp.(b)	1,059,100	11,085,583
Skyworks Solutions, Inc.(a)	49,227	7,525,824
SOITEC(b)	74,283	14,405,259
STMicroelectronics NV	293,649	10,863,763
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a) .	138,998	15,156,342

		177,471,604

Software — 25.2%
Adobe, Inc.(a)(b)	40,482	20,245,858
Altium Ltd.	255,296	6,704,210
Atlassian Corp. PLC, Class A(a)(b)	49,062	11,474,130
Autodesk, Inc.(a)(b)	41,442	12,653,900
Avalara, Inc.(a)(b)	81,089	13,370,765
C3.AI, Inc., (Acquired 12/08/20, Cost: $7,129,478)(d)	235,833	31,285,704
C3.AI, Inc., Class A, 08/14/19(a)(b)	28,286	3,924,683
Cadence Design Systems, Inc.(a)(b)	77,759	10,608,660
Coupa Software, Inc.(a)(b)	45,108	15,287,552
Crowdstrike Holdings, Inc., Class A(a)(b)	56,369	11,940,082
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476)(c)(d)	19,999	1,345,533
Elastic NV(a)(b)	56,525	8,259,998
Fair Isaac Corp.(a)(b)	12,734	6,507,583
Intuit, Inc.(a)	23,692	8,999,406
Kingdee International Software Group Co. Ltd.	3,972,000	16,215,924
Microsoft Corp.(a)	193,601	43,060,734
Online Ventures Pty Ltd., (Acquired 01/21/20, Cost: $6,160,136)(c)(d)	53,642	6,876,559
Paycom Software, Inc.(a)(b)	19,990	9,040,477
RingCentral, Inc., Class A(a)(b)	41,312	15,656,009
salesforce.com, Inc.(a)(b)	41,103	9,146,651
ServiceNow, Inc.(a)(b)	28,212	15,528,731
Unity Software, Inc.(a)(b)	82,957	12,731,411
Xero Ltd.(b)	112,503	12,768,989
Zoom Video Communications, Inc., Class A(a)(b)	17,820	6,011,042
Zscaler, Inc.(a)(b)	84,629	16,901,258

		326,545,849

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	99

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 0.1%
Cazoo Ltd., (Acquired 10/08/20, Cost: $1,414,228)(c)(d) .	102,926	$1,496,187

Technology Hardware, Storage & Peripherals — 4.0%
Apple, Inc.(a)	387,449	51,410,608

Total Common Stocks — 91.0% (Cost: $321,584,178)		1,180,437,670

Preferred Securities

Preferred Stocks — 9.7%(c)(d)

Automobiles — 1.6%
Arrival Ltd., Series A, (Acquired 10/08/20, Cost: $5,997,600)	1,496,000	20,322,784

Diversified Consumer Services — 0.2%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)	1,054	2,365,761

Diversified Financial Services — 0.3%
TransferWise
Series A, (Acquired 06/03/19, Cost: $1,004,242)	11,355	1,669,526
Series B, (Acquired 06/03/19, Cost: $288,407)	3,261	479,465
Series C, (Acquired 06/03/19, Cost: $161,315)	1,824	268,183
Series D, (Acquired 06/03/19, Cost: $44,579)	504	74,103
Series E, (Acquired 06/03/19, Cost: $4,688)	53	7,792
TransferWise (Seed Preferred), (Acquired 06/03/19, Cost: $849,295)	9,603	1,411,929

		3,910,998

Electronic Equipment, Instruments & Components — 0.5%
Credo Technology Group Holding Ltd.
Series D, (Acquired 03/20/20, Cost: $5,000,001)	1,001,382	5,818,029
Series D+, (Acquired 01/22/20, Cost: $404,498)	69,679	404,835

		6,222,864

Food Products — 0.3%
Farmer’s Business Network, Inc., Series F, (Acquired 07/31/20, Cost: $2,999,886)	90,750	3,226,163

Interactive Media & Services — 0.8%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $9,999,959)	91,262	9,999,959

IT Services — 1.0%
Ant Group Co., Ltd, Series C, (Acquired 05/18/18, Cost: $6,492,862)	1,157,373	8,934,919
Trumid Holdings LLC(f)
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	2,227,300
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	2,227,300

		13,389,519

Road & Rail — 0.7%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $5,482,937)	275	3,175,771
Xiaoju Kuaizhi, Inc., Series A-17, (Acquired 07/28/15, Cost: $3,016,964)	110,003	6,192,069

		9,367,840

Semiconductors & Semiconductor Equipment — 1.8%
Innovium, Inc.
Series E, (Acquired 08/21/19, Cost: $3,000,003)	353,478	3,301,485
Series F, (Acquired 06/10/20, Cost: $2,999,996)	296,062	3,123,454

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Nuvia, Inc., Series B, (Acquired 09/17/20, Cost: $2,999,998)	935,352	$2,993,126
Psiquantum Corp., Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	3,263,714
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $9,972,126)	187,300	11,185,556

		23,867,335

Software — 2.2%
Avidxchange, Inc., (Acquired 07/29/20, Cost: $2,022,088)	41,257	2,280,687
Databricks, Inc., Series F, (Acquired 10/22/19, Cost: $3,999,999)	93,135	6,266,123
DataRobot, Inc. , Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	2,999,546
GitLab, Inc., Series E, (Acquired 09/10/19, Cost: $2,915,501)	156,500	6,707,590
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,416)	7,027	8,608,848
Series C, (Acquired 09/18/20, Cost: $1,303,260)	1,190	1,457,881

		28,320,675

Specialty Retail — 0.3%
Cazoo Ltd.
Series A, (Acquired 10/08/20, Cost: $46,195)	3,362	48,872
Series B, (Acquired 10/08/20, Cost: $808,325)	58,829	855,170
Series C, (Acquired 10/08/20, Cost: $16,392)	1,193	17,342
Series D, (Acquired 10/08/20, Cost: $2,887,649)	210,160	3,054,998

		3,976,382

Total Preferred Stocks — 9.7%		124,970,280

Total Preferred Securities — 9.7% (Cost: $91,169,932)		124,970,280

Warrants

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0)(c)(d)	17,065	189,763

Total Warrants — 0.0% (Cost: $ — )		189,763

Total Long-Term Investments — 100.7% (Cost: $412,754,110)		1,305,597,713

100	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(g)(h)	9,266,737	$9,266,737

Total Short-Term Securities — 0.7% (Cost: $9,266,737)		9,266,737

Total Investments Before Options Written — 101.4% (Cost: $422,020,847)		1,314,864,450

Options Written — (1.8)% (Premiums Received: $(15,190,758))		(23,184,725)

Total Investments, Net of Options Written — 99.6% (Cost: $406,830,089)		1,291,679,725
Other Assets Less Liabilities — 0.4%		5,664,378

Net Assets — 100.0%		$1,297,344,103

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $207,903,682, representing 16.03% of its net assets as of period end, and an original cost of $131,968,988.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(g)	Affiliate of the Trust.

(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,881,516	$385,221	(a)	$—	$—	$—	$9,266,737	9,266,737	$26,604		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	495	(a)	—	(495)	—	—	—	24,063	(c)	—

					$(495)	$—	$9,266,737		$50,667		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Apple, Inc.	32	01/06/21	USD	124.00	USD	425	$ (28,485)
Microsoft Corp.	37	01/06/21	USD	221.00	USD	823	(14,869)
Activision Blizzard, Inc.	130	01/08/21	USD	81.00	USD	1,207	(154,375)
Adobe, Inc.	30	01/08/21	USD	510.00	USD	1,500	(9,510)
Advanced Micro Devices, Inc.	121	01/08/21	USD	103.00	USD	1,110	(1,513)
Alibaba Group Holding Ltd., ADR	188	01/08/21	USD	277.50	USD	4,375	(2,726)
Alphabet, Inc., Class A	15	01/08/21	USD	1,842.50	USD	2,629	(2,513)
Apple, Inc.	92	01/08/21	USD	130.00	USD	1,221	(37,030)
Atlassian Corp. PLC, Class A	4	01/08/21	USD	237.50	USD	94	(1,440)
Autodesk, Inc.	37	01/08/21	USD	280.00	USD	1,130	(94,997)
Facebook, Inc., Class A	20	01/08/21	USD	290.00	USD	546	(1,240)
Lam Research Corp.	67	01/08/21	USD	460.00	USD	3,164	(113,062)
Marvell Technology Group Ltd.	193	01/08/21	USD	44.00	USD	918	(72,375)
Mastercard, Inc., Class A	38	01/08/21	USD	350.00	USD	1,356	(35,435)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	101

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Microsoft Corp.	73	01/08/21	USD	222.50	USD	1,624	$ (20,915)
MongoDB, Inc.	6	01/08/21	USD	265.00	USD	216	(56,550)
Netflix, Inc.	14	01/08/21	USD	520.00	USD	757	(33,600)
RingCentral, Inc., Class A	38	01/08/21	USD	335.00	USD	1,440	(167,390)
Skyworks Solutions, Inc.	76	01/08/21	USD	150.00	USD	1,162	(34,770)
Snap, Inc., Class A	583	01/08/21	USD	53.00	USD	2,919	(29,733)
StoneCo. Ltd., Class A	84	01/08/21	USD	74.00	USD	705	(84,420)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	277	01/08/21	USD	104.00	USD	3,020	(153,735)
Teladoc Health, Inc.	49	01/08/21	USD	207.50	USD	980	(12,618)
Tesla, Inc.	12	01/08/21	USD	590.00	USD	847	(140,460)
Twilio, Inc., Class A	56	01/08/21	USD	325.00	USD	1,896	(102,760)
Visa, Inc., Class A	37	01/08/21	USD	212.50	USD	809	(26,270)
Zoom Video Communications, Inc., Class A	32	01/08/21	USD	450.00	USD	1,080	(800)
Zscaler, Inc.	81	01/08/21	USD	185.00	USD	1,618	(126,967)
Activision Blizzard, Inc.	68	01/15/21	USD	85.00	USD	631	(54,740)
Adobe, Inc.	35	01/15/21	USD	480.00	USD	1,750	(83,912)
Advanced Micro Devices, Inc.	160	01/15/21	USD	90.00	USD	1,467	(70,000)
Advanced Micro Devices, Inc.	170	01/15/21	USD	97.50	USD	1,559	(23,885)
Airbnb, Inc., Class A	34	01/15/21	USD	160.00	USD	499	(8,160)
Alibaba Group Holding Ltd., ADR	126	01/15/21	USD	270.00	USD	2,932	(5,166)
Alphabet, Inc., Class A	10	01/15/21	USD	1,780.00	USD	1,753	(23,900)
Amazon.com, Inc.	10	01/15/21	USD	3,400.00	USD	3,257	(24,875)
Apple, Inc.	101	01/15/21	USD	125.00	USD	1,340	(89,637)
Atlassian Corp. PLC, Class A	159	01/15/21	USD	220.00	USD	3,719	(255,990)
Atlassian Corp. PLC, Class A	8	01/15/21	USD	240.00	USD	187	(3,600)
Autodesk, Inc.	34	01/15/21	USD	280.00	USD	1,038	(90,525)
Avalara, Inc.	150	01/15/21	USD	160.00	USD	2,473	(140,250)
Bandwidth, Inc., Class A	82	01/15/21	USD	160.00	USD	1,260	(42,230)
C3.AI, Inc., Class A	99	01/15/21	USD	150.00	USD	1,374	(69,300)
Cadence Design Systems, Inc.	141	01/15/21	USD	115.00	USD	1,924	(297,510)
Chegg, Inc.	212	01/15/21	USD	75.00	USD	1,915	(329,660)
Chegg, Inc.	209	01/15/21	USD	90.00	USD	1,888	(71,060)
Coupa Software, Inc.	74	01/15/21	USD	320.00	USD	2,508	(180,560)
Cree, Inc.	95	01/15/21	USD	77.50	USD	1,006	(276,450)
Cree, Inc.	226	01/15/21	USD	82.50	USD	2,393	(550,310)
Crowdstrike Holdings, Inc., Class A	83	01/15/21	USD	155.00	USD	1,758	(476,835)
Elastic NV	98	01/15/21	USD	120.00	USD	1,432	(254,310)
Facebook, Inc., Class A	9	01/15/21	USD	295.00	USD	246	(1,103)
Fair Isaac Corp.	23	01/15/21	USD	470.00	USD	1,175	(101,200)
Inphi Corp.	161	01/15/21	USD	150.00	USD	2,584	(186,760)
Intuit, Inc.	34	01/15/21	USD	370.00	USD	1,292	(47,940)
Lam Research Corp.	27	01/15/21	USD	425.00	USD	1,275	(133,110)
Lyft, Inc., Class A	180	01/15/21	USD	45.00	USD	884	(85,050)
Marvell Technology Group Ltd.	310	01/15/21	USD	44.00	USD	1,474	(124,000)
Mastercard, Inc., Class A	31	01/15/21	USD	350.00	USD	1,107	(35,495)
MercadoLibre, Inc.	25	01/15/21	USD	1,420.00	USD	4,188	(646,875)
Microsoft Corp.	36	01/15/21	USD	220.00	USD	801	(20,430)
MongoDB, Inc.	48	01/15/21	USD	290.00	USD	1,723	(330,960)
NetEase, Inc., ADR	128	01/15/21	USD	93.31	USD	1,226	(53,120)
Netflix, Inc.	16	01/15/21	USD	515.00	USD	865	(50,240)
Okta, Inc.	99	01/15/21	USD	240.00	USD	2,517	(177,457)
Pagseguro Digital Ltd., Class A	145	01/15/21	USD	47.50	USD	825	(141,375)
Paycom Software, Inc.	69	01/15/21	USD	380.00	USD	3,121	(499,905)
PayPal Holdings, Inc.	77	01/15/21	USD	210.00	USD	1,803	(193,462)
RingCentral, Inc., Class A	37	01/15/21	USD	310.00	USD	1,402	(256,225)
Roku, Inc.	41	01/15/21	USD	240.00	USD	1,361	(379,557)
Roku, Inc.	18	01/15/21	USD	335.00	USD	598	(23,535)
salesforce.com, Inc.	86	01/15/21	USD	280.00	USD	1,914	(731)
ServiceNow, Inc.	42	01/15/21	USD	520.00	USD	2,312	(146,370)
Shopify, Inc., Class A	16	01/15/21	USD	1,040.00	USD	1,811	(166,880)
Shopify, Inc., Class A	11	01/15/21	USD	975.00	USD	1,245	(176,825)
Snap, Inc., Class A	61	01/15/21	USD	46.00	USD	306	(28,518)

102	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Snap, Inc., Class A	137	01/15/21	USD	45.00	USD	686	$ (75,350)
Square, Inc., Class A	90	01/15/21	USD	200.00	USD	1,959	(184,050)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22	01/15/21	USD	105.00	USD	240	(13,365)
TAL Education Group, ADR	160	01/15/21	USD	77.50	USD	1,144	(8,400)
Teladoc Health, Inc.	25	01/15/21	USD	195.00	USD	500	(28,000)
Tesla, Inc.	14	01/15/21	USD	590.00	USD	988	(167,265)
Twilio, Inc., Class A	44	01/15/21	USD	310.00	USD	1,489	(143,990)
Unity Software, Inc.	145	01/15/21	USD	150.00	USD	2,225	(151,525)
Yandex NV, Class A	41	01/15/21	USD	65.00	USD	285	(19,475)
ZoomInfo Technologies, Inc., Class A	412	01/15/21	USD	50.00	USD	1,987	(69,010)
Zscaler, Inc.	56	01/15/21	USD	155.00	USD	1,118	(252,420)
Activision Blizzard, Inc.	95	01/22/21	USD	83.50	USD	882	(93,337)
Adobe, Inc.	23	01/22/21	USD	495.00	USD	1,150	(35,305)
Advanced Micro Devices, Inc.	356	01/22/21	USD	105.00	USD	3,265	(36,846)
Airbnb, Inc., Class A	33	01/22/21	USD	175.00	USD	485	(8,085)
Alphabet, Inc., Class A	14	01/22/21	USD	1,860.00	USD	2,454	(13,230)
Alphabet, Inc., Class A	14	01/22/21	USD	1,810.00	USD	2,454	(30,380)
Amazon.com, Inc.	7	01/22/21	USD	3,275.00	USD	2,280	(56,420)
Apple, Inc.	94	01/22/21	USD	128.00	USD	1,247	(66,505)
Apple, Inc.	116	01/22/21	USD	135.00	USD	1,539	(38,860)
Autodesk, Inc.	33	01/22/21	USD	285.00	USD	1,008	(76,313)
Coupa Software, Inc.	83	01/22/21	USD	375.00	USD	2,813	(41,915)
Cree, Inc.	99	01/22/21	USD	92.00	USD	1,048	(147,015)
Crowdstrike Holdings, Inc., Class A	35	01/22/21	USD	200.00	USD	741	(62,563)
Facebook, Inc., Class A	37	01/22/21	USD	285.00	USD	1,011	(16,835)
Intuit, Inc.	11	01/22/21	USD	365.00	USD	418	(21,010)
Lam Research Corp.	30	01/22/21	USD	535.00	USD	1,417	(7,395)
Lyft, Inc., Class A	146	01/22/21	USD	47.00	USD	717	(54,020)
Marvell Technology Group Ltd.	193	01/22/21	USD	44.00	USD	918	(77,682)
Marvell Technology Group Ltd.	104	01/22/21	USD	45.50	USD	494	(29,796)
Mastercard, Inc., Class A	39	01/22/21	USD	340.00	USD	1,392	(78,780)
MercadoLibre, Inc.	21	01/22/21	USD	1,600.00	USD	3,518	(230,265)
Microsoft Corp.	92	01/22/21	USD	222.50	USD	2,046	(46,460)
Microsoft Corp.	139	01/22/21	USD	227.50	USD	3,092	(40,310)
MongoDB, Inc.	49	01/22/21	USD	345.00	USD	1,759	(119,315)
NetEase, Inc., ADR	135	01/22/21	USD	91.50	USD	1,293	(78,975)
Netflix, Inc.	15	01/22/21	USD	550.00	USD	811	(32,925)
Okta, Inc.	105	01/22/21	USD	255.00	USD	2,670	(124,162)
PayPal Holdings, Inc.	146	01/22/21	USD	227.50	USD	3,419	(181,040)
Qualcomm, Inc.	88	01/22/21	USD	155.00	USD	1,341	(33,220)
RingCentral, Inc., Class A	33	01/22/21	USD	370.00	USD	1,251	(71,280)
salesforce.com, Inc.	61	01/22/21	USD	240.00	USD	1,358	(9,394)
ServiceNow, Inc.	40	01/22/21	USD	570.00	USD	2,202	(40,200)
Shopify, Inc., Class A	38	01/22/21	USD	1,080.00	USD	4,301	(316,350)
Snap, Inc., Class A	165	01/22/21	USD	53.50	USD	826	(22,110)
Square, Inc., Class A	215	01/22/21	USD	240.00	USD	4,679	(83,312)
StoneCo. Ltd., Class A	166	01/22/21	USD	75.00	USD	1,393	(165,170)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	167	01/22/21	USD	106.00	USD	1,821	(101,035)
Teladoc Health, Inc.	45	01/22/21	USD	205.00	USD	900	(37,125)
Tesla, Inc.	11	01/22/21	USD	650.00	USD	776	(82,445)
Tesla, Inc.	14	01/22/21	USD	700.00	USD	988	(61,495)
Twilio, Inc., Class A	82	01/22/21	USD	375.00	USD	2,776	(42,230)
Visa, Inc., Class A	47	01/22/21	USD	215.00	USD	1,028	(34,663)
Yandex NV, Class A	245	01/22/21	USD	76.50	USD	1,705	(58,188)
Monolithic Power Systems, Inc.	115	01/27/21	USD	335.00	USD	4,212	(407,034)
Activision Blizzard, Inc.	77	01/29/21	USD	90.00	USD	715	(39,078)
Adobe, Inc.	30	01/29/21	USD	495.00	USD	1,500	(55,125)
Alibaba Group Holding Ltd., ADR	68	01/29/21	USD	265.00	USD	1,583	(12,376)
Amazon.com, Inc.	6	01/29/21	USD	3,160.00	USD	1,954	(107,670)
Apple, Inc.	116	01/29/21	USD	131.00	USD	1,539	(77,720)
Autodesk, Inc.	41	01/29/21	USD	300.00	USD	1,252	(56,888)
Crowdstrike Holdings, Inc., Class A	79	01/29/21	USD	205.00	USD	1,673	(127,782)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	103

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Facebook, Inc., Class A	98	01/29/21	USD	295.00	USD	2,677	$(40,915)
Intuit, Inc.	37	01/29/21	USD	372.50	USD	1,406	(58,460)
Lyft, Inc., Class A	145	01/29/21	USD	57.50	USD	712	(10,150)
Marvell Technology Group Ltd.	218	01/29/21	USD	49.00	USD	1,036	(30,302)
Mastercard, Inc., Class A	38	01/29/21	USD	340.00	USD	1,356	(82,365)
Okta, Inc.	17	01/29/21	USD	290.00	USD	432	(6,588)
PayPal Holdings, Inc.	144	01/29/21	USD	237.50	USD	3,373	(122,040)
Qualcomm, Inc.	88	01/29/21	USD	157.50	USD	1,341	(29,480)
RingCentral, Inc., Class A	36	01/29/21	USD	385.00	USD	1,364	(59,760)
ServiceNow, Inc.	17	01/29/21	USD	535.00	USD	936	(57,120)
Shopify, Inc., Class A	9	01/29/21	USD	1,070.00	USD	1,019	(87,615)
Shopify, Inc., Class A	5	01/29/21	USD	1,180.00	USD	566	(20,875)
Snap, Inc., Class A	165	01/29/21	USD	53.50	USD	826	(30,113)
Snowflake, Inc., Class A	30	01/29/21	USD	335.00	USD	844	(19,800)
Square, Inc., Class A	196	01/29/21	USD	255.00	USD	4,266	(51,254)
StoneCo. Ltd., Class A	85	01/29/21	USD	85.00	USD	713	(36,550)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	20	01/29/21	USD	113.00	USD	218	(6,550)
Teladoc Health, Inc.	44	01/29/21	USD	210.00	USD	880	(35,420)
Tesla, Inc.	27	01/29/21	USD	640.00	USD	1,905	(241,650)
Twilio, Inc., Class A	58	01/29/21	USD	365.00	USD	1,963	(68,295)
Visa, Inc., Class A	72	01/29/21	USD	215.00	USD	1,575	(61,920)
Yandex NV, Class A	23	01/29/21	USD	71.00	USD	160	(6,843)
Zoom Video Communications, Inc., Class A	66	01/29/21	USD	412.50	USD	2,226	(28,710)
Zscaler, Inc.	159	01/29/21	USD	185.00	USD	3,175	(309,652)
Amazon.com, Inc.	14	02/05/21	USD	3,420.00	USD	4,560	(123,760)
Apple, Inc.	30	02/05/21	USD	144.00	USD	398	(7,935)
Twilio, Inc., Class A	61	02/05/21	USD	380.00	USD	2,065	(69,693)
Adobe, Inc.	23	02/19/21	USD	500.00	USD	1,150	(49,738)
Apple, Inc.	193	02/19/21	USD	130.00	USD	2,561	(168,392)
Avalara, Inc.	133	02/19/21	USD	170.00	USD	2,193	(140,315)
Bandwidth, Inc., Class A	74	02/19/21	USD	180.00	USD	1,137	(48,840)
Cadence Design Systems, Inc.	131	02/19/21	USD	130.00	USD	1,787	(146,065)
Elastic NV	99	02/19/21	USD	150.00	USD	1,447	(86,130)
Fair Isaac Corp.	21	02/19/21	USD	560.00	USD	1,073	(16,485)
Inphi Corp.	151	02/19/21	USD	160.00	USD	2,423	(121,555)
Marvell Technology Group Ltd.	183	02/19/21	USD	48.00	USD	870	(47,946)
Microsoft Corp.	10	02/19/21	USD	225.00	USD	222	(8,200)
Pagseguro Digital Ltd., Class A	156	02/19/21	USD	52.50	USD	887	(102,180)
Roku, Inc.	110	02/19/21	USD	290.00	USD	3,652	(611,875)
Shopify, Inc., Class A	9	02/19/21	USD	1,080.00	USD	1,019	(108,225)
Shopify, Inc., Class A	11	02/19/21	USD	1,200.00	USD	1,245	(72,930)
Skyworks Solutions, Inc.	96	02/19/21	USD	155.00	USD	1,468	(76,320)
TAL Education Group, ADR	194	02/19/21	USD	82.50	USD	1,387	(23,280)
Tesla, Inc.	11	02/19/21	USD	660.00	USD	776	(104,582)
Tesla, Inc.	13	02/19/21	USD	720.00	USD	917	(85,117)
Unity Software, Inc.	145	02/19/21	USD	160.00	USD	2,225	(219,675)
Visa, Inc., Class A	47	02/19/21	USD	220.00	USD	1,028	(37,365)
Yandex NV, Class A	245	02/19/21	USD	70.00	USD	1,705	(96,775)
ZoomInfo Technologies, Inc., Class A	423	02/19/21	USD	46.25	USD	2,040	(240,914)

							$(18,307,749)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Delivery Hero SE	Barclays Bank PLC	9,100	01/05/21	EUR	115.72	EUR	1,156	$(144,111)
Adyen NV	Barclays Bank PLC	1,800	01/06/21	EUR	1,644.20	EUR	3,429	(567,819)
SOITEC	Barclays Bank PLC	8,000	01/06/21	EUR	136.53	EUR	1,275	(217,348)
SOITEC	Barclays Bank PLC	6,000	01/07/21	EUR	133.18	EUR	956	(187,497)
STMicroelectronics NV	Barclays Bank PLC	27,400	01/07/21	EUR	29.33	EUR	830	(43,502)

104	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust (BST)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Kakao Corp.	JPMorgan Chase Bank N.A.	2,000	01/12/21	USD	390,529.34	USD	779,000	$(15,737)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	557,000	01/12/21	HKD	28.46	HKD	17,601	(231,437)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	296,000	01/12/21	HKD	25.23	HKD	9,354	(245,204)
SOITEC	Barclays Bank PLC	1,600	01/12/21	EUR	141.44	EUR	255	(33,839)
Altium Ltd.	JPMorgan Chase Bank N.A.	44,200	01/13/21	AUD	37.87	AUD	1,502	(622)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	14,000	01/15/21	JPY	13,587.00	JPY	193,760	(88,236)
Xero Ltd.	Goldman Sachs International	18,300	01/15/21	AUD	127.21	AUD	2,687	(282,467)
Altium Ltd.	JPMorgan Chase Bank N.A.	37,400	01/20/21	AUD	36.67	AUD	1,271	(4,261)
ASML Holding NV	Goldman Sachs International	12,500	01/20/21	EUR	366.11	EUR	4,969	(518,121)
Delivery Hero SE	Goldman Sachs International	25,400	01/20/21	EUR	101.39	EUR	3,226	(883,695)
Meituan, Class B	Goldman Sachs International	99,600	01/20/21	HKD	286.83	HKD	29,342	(121,942)
SOITEC	UBS AG	2,400	01/20/21	EUR	139.67	EUR	382	(57,173)
Meituan, Class B	UBS AG	95,000	01/21/21	HKD	287.91	HKD	27,987	(119,535)
Renesas Electronics Corp.	Morgan Stanley & Co. International PLC	216,800	01/21/21	JPY	1,088.71	JPY	233,927	(78,237)
GMO Payment Gateway, Inc.	Societe Generale	11,700	01/26/21	JPY	14,395.50	JPY	161,928	(49,560)
STMicroelectronics NV	Morgan Stanley & Co. International PLC	31,300	01/26/21	EUR	31.01	EUR	948	(39,191)
Tencent Holdings Ltd.	Citibank N.A.	63,500	01/26/21	HKD	602.41	HKD	35,814	(49,274)
Tencent Holdings Ltd.	Goldman Sachs International	64,800	01/26/21	HKD	596.13	HKD	36,547	(61,038)
Altium Ltd.	Morgan Stanley & Co. International PLC	7,800	01/28/21	AUD	35.91	AUD	265	(2,703)
Kakao Corp.	UBS AG	7,400	01/28/21	USD	380,070.00	USD	2,882,300	(128,848)
Kingdee International Software Group Co. Ltd.	Morgan Stanley & Co. International PLC	537,000	01/28/21	HKD	29.61	HKD	16,969	(191,079)
SOITEC	Credit Suisse International	8,000	02/02/21	EUR	156.05	EUR	1,274	(73,027)
Xero Ltd.	Goldman Sachs International	21,000	02/02/21	AUD	145.23	AUD	3,083	(107,706)
Samsung SDI Co. Ltd.	JPMorgan Chase Bank N.A.	6,400	02/03/21	USD	582,750.00	USD	4,019,200	(333,767)

								$ (4,876,976)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$2,848,981	$(10,842,947)	$(23,184,725)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$23,184,725	$—	$—	$—	$23,184,725

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	105

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust (BST)

For the year ended December 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$(1,274)	$—	$—	$—	$(1,274)
Options written	—	—	(84,555,532)	—	—	—	(84,555,532)

	$—	$—	$(84,556,806)	$—	$—	$—	$(84,556,806)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(5,087,878)	$—	$—	$—	$(5,087,878)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$16,830,793

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$23,184,725

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	23,184,725

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(18,307,749)

Total derivative assets and liabilities subject to an MNA	$—	$4,876,976

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$1,194,116	$—	$—	$(960,000)	$234,116
Citibank N.A.	49,274	—	—	(49,274)	—
Credit Suisse International	73,027	—	—	(73,027)	—
Goldman Sachs International	1,974,969	—	—	(1,640,000)	334,969
JPMorgan Chase Bank N.A.	919,264	—	—	(570,000)	349,264
Morgan Stanley & Co. International PLC	311,210	—	—	(311,210)	—
Societe Generale	49,560	—	—	—	49,560
UBS AG	305,556	—	—	(60,000)	245,556

	$4,876,976	$—	$—	$(3,663,511)	$1,213,465

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

106	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$20,556,167	$—	$—	$20,556,167
Banks	—	—	14,722,238	14,722,238
Diversified Consumer Services	18,110,305	—	2,237,821	20,348,126
Diversified Financial Services	—	—	4,108,753	4,108,753
Diversified Telecommunication Services	6,762,863	—	—	6,762,863
Electronic Equipment, Instruments & Components	—	10,705,981	—	10,705,981
Entertainment	40,167,421	—	—	40,167,421
Health Care Technology	9,327,134	—	—	9,327,134
Hotels, Restaurants & Leisure	2,840,727	—	—	2,840,727
Interactive Media & Services	76,365,002	43,420,373	—	119,785,375
Internet & Direct Marketing Retail	76,968,724	50,519,618	266,084	127,754,426
IT Services	205,371,055	21,620,851	5,990,419	232,982,325
Road & Rail	13,451,886	—	—	13,451,886
Semiconductors & Semiconductor Equipment	123,884,657	53,586,947	—	177,471,604
Software	251,348,930	66,974,827	8,222,092	326,545,849
Specialty Retail	—	—	1,496,187	1,496,187
Technology Hardware, Storage & Peripherals	51,410,608	—	—	51,410,608
Preferred Securities
Preferred Stocks	—	—	124,970,280	124,970,280
Warrants	—	—	189,763	189,763
Short-Term Securities
Money Market Funds	9,266,737	—	—	9,266,737

	$905,832,216	$246,828,597	$162,203,637	$1,314,864,450

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(17,616,447)	$(5,568,278)	$—	$(23,184,725)

(a)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2019	$11,498,561	$47,488,016	$19,454	$59,006,031
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	11,480,248	30,227,670	170,309	41,878,227
Purchases	14,064,786	57,514,073	—	71,578,859
Sales	—	(10,259,479)	—	(10,259,479)

Closing balance, as of December 31, 2020	$37,043,595	$124,970,280	$189,763	$162,203,638

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(b)	$11,480,248	$30,457,668	$170,309	$42,108,225

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	107

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust (BST)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks(b)	$37,043,595	Market	Revenue Multiple	6.25x - 16.25x		10.32x
			Recent Transactions	—		—

Preferred Stocks(c)(d)	124,970,280	Market	Revenue Multiple	2.75x - 45.00x		11.73x
			EBITDA Multiple	20.50x		—
			Volatility	39% - 57%		51%
			Time to Exit	2.5 - 5.0		3.0
			Recent Transactions	—		—
		Income	Discount Rate	17%		—

Warrants(e)	189,763	Market	Recent Transactions	—		—

	$162,203,638

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2020, the valuation technique for investments classified as Common Stocks amounting to $5,990,419 changed to Transaction Price approach. The investments were previously valued utilizing Option Pricing Model approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end December 31, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $15,633,963 changed to Current Value Method. The investments were previously valued utilizing Transaction Price Approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period end December 31, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $8,608,848 changed to Current Value Method. The investments were previously valued utilizing Option Pricing Model approach. The change was due to consideration of the information that was available at the time the investments were valued.

(e)

For the period end December 31, 2020, the valuation technique for investments classified as Warrants amounting to $189,763 changed to Transaction Price approach. The investments were previously valued utilizing Option Pricing Model approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

108	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments December 31, 2020	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 4.3%
Fisker Inc. PIPE	1,000,000	$14,650,000
Tesla, Inc.(a)(b)	118,974	83,956,383
XPeng, Inc., ADR(b)	746,493	31,972,295

		130,578,678

Banks — 1.6%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $23,354,997)(c)(d)	86,839	48,371,717

Capital Markets(b) — 0.8%
Dragoneer Growth Opportunities Corp., Class A	733,300	9,730,891
XP, Inc., Class A	339,969	13,486,570

		23,217,461

Diversified Consumer Services — 1.8%
Afya Ltd., Class A(b)	445,013	11,258,829
Chegg, Inc.(b)	356,167	32,172,565
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $7,113,729)(c)(d)	4,651	10,439,424

		53,870,818

Diversified Telecommunication Services — 0.7%
Bandwidth, Inc., Class A(b)	131,252	20,169,495

Electronic Equipment, Instruments & Components — 1.4%
Samsung SDI Co. Ltd.	73,697	42,710,913

Entertainment(b) — 2.9%
Big Hit Entertainment Co. Ltd.	127,263	18,744,435
NCSoft Corp.	17,362	14,906,166
Roku, Inc.(a)	107,900	35,824,958
Zynga, Inc., Class A	1,977,032	19,513,306

		88,988,865

Health Care Technology(b) — 1.4%
GoodRx Holdings, Inc., Class A	253,295	10,217,920
Teladoc Health, Inc.	166,752	33,343,730

		43,561,650

Interactive Media & Services — 5.3%
Kakao Corp.	153,473	55,069,254
Snap, Inc., Class A(b)	1,138,997	57,029,580
Yandex NV, Class A(b)	304,795	21,207,636
ZoomInfo Technologies, Inc., Class A(b)	541,171	26,100,677

		159,407,147

Internet & Direct Marketing Retail(b) — 6.9%
Delivery Hero SE(e)	286,669	44,831,848
Farfetch Ltd., Class A	1,168,620	74,569,642
MercadoLibre, Inc.(a)	27,387	45,879,250
Ozon Holdings PLC, ADR	578,640	23,961,482
Shop Apotheke Europe NV(e)	114,589	20,746,172

		209,988,394

IT Services — 18.1%
Adyen NV(b)(e)	15,862	36,856,004
Endava PLC, ADR(b)	344,230	26,419,652
GDS Holdings Ltd., ADR(b)	213,834	20,023,416
GMO Payment Gateway, Inc.	227,700	30,599,080
Grid Dynamics Holdings, Inc.(b)	1,033,537	13,022,566
Kingsoft Cloud Holdings Ltd., ADR(b)	648,082	28,223,971
Locaweb Servicos de Internet SA(e)	3,532,329	54,951,480
MongoDB, Inc.(b)	72,741	26,116,929
Okta, Inc.(b)	124,199	31,578,838
Pagseguro Digital Ltd., Class A(b)	353,932	20,131,652

Security	Shares	Value

IT Services (continued)
Shift4 Payments, Inc., Class A(b)	167,572	$12,634,929
Shopify, Inc., Class A(a)(b)	30,928	35,008,950
Square, Inc., Class A(b)	315,799	68,730,494
StoneCo. Ltd., Class A(b)	412,922	34,652,414
TRAX Ltd., (Acquired 09/12/19, Cost: $10,999,987)(c)(d) 293,333		16,473,581
Twilio, Inc., Class A(b)	179,070	60,615,195
Tyro Payments Ltd.(b)	3,696,369	9,069,984
Wix.com Ltd.(b)	86,880	21,716,525

		546,825,660

Multi-line Retail — 1.2%
Magazine Luiza SA	7,456,472	35,754,999

Professional Services — 0.5%
CoStar Group, Inc.(a)(b)	16,972	15,686,880

Road & Rail — 0.7%
Lyft, Inc., Class A(b)	427,221	20,989,368

Semiconductors & Semiconductor Equipment — 12.7%
ACM Research, Inc., Class A(b)	266,804	21,677,825
ASMedia Technology Inc.	271,000	15,183,016
BE Semiconductor Industries NV	238,450	14,319,232
Cree, Inc.(b)	331,402	35,095,472
Inphi Corp.(b)	251,146	40,301,399
Lasertec Corp.	333,100	39,096,907
Lattice Semiconductor Corp.(b)	508,416	23,295,621
Marvell Technology Group Ltd.	747,230	35,523,314
Monolithic Power Systems, Inc.(a)	89,399	32,740,596
Qorvo, Inc.(b)	170,179	28,295,662
Silergy Corp.	397,000	34,166,475
SOITEC(b)	168,756	32,725,843
STMicroelectronics NV	811,600	30,025,746

		382,447,108

Software — 26.9%
Altium Ltd.	792,994	20,824,448
Atlassian Corp. PLC, Class A(b)	101,575	23,755,345
Avalara, Inc.(b)	162,203	26,745,653
C3.AI, Inc., (Acquired 12/08/20, Cost: $24,890,190)(d)	823,333	109,223,699
C3.AI, Inc., Class A, 08/14/19(b)	65,043	9,024,716
Cloudflare, Inc., Class A(b)	260,072	19,762,871
Coupa Software, Inc.(b)	77,061	26,116,744
Crowdstrike Holdings, Inc., Class A(b)	170,844	36,188,176
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,687)(c)(d)	114,553	7,707,126
Elastic NV(b)	176,254	25,755,997
Five9, Inc.(b)	200,109	34,899,010
Freee KK(b)	379,600	37,122,483
Kingdee International Software Group Co. Ltd.(b)	9,876,000	40,319,351
Lightspeed POS Inc.(b)	660,139	46,591,946
Ming Yuan Cloud Group Holdings Ltd., (Acquired 09/21/20, Cost: $10,707,272)(b)(d)	4,979,000	29,983,160
Online Ventures Pty Ltd., (Acquired 01/21/20, Cost: $20,875,811)(c)(d)	181,785	23,303,667
Rakus Co. Ltd.	1,285,400	29,771,644
RingCentral, Inc., Class A(b)	103,965	39,399,616
Snorkel Al, Inc., (Acquired 10/13/20, Cost: $2,017,593)(c)(d)	500,250	2,016,007
Snyk Ltd., (Acquired 11/02/20, Cost: $1,787,403)(c)(d)	360,378	1,787,403
Synopsys, Inc.(b)	101,630	26,346,561
Trade Desk, Inc., Class A(a)(b)	36,416	29,169,216
Unity Software, Inc.(b)	252,158	38,698,688

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	109

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Weimob, Inc.(b)(e)	15,644,000	$28,201,486
Xero Ltd.(b)	246,720	28,002,497
Zendesk, Inc.(b)	192,371	27,532,138
Zscaler, Inc.(b)	233,071	46,546,609

		814,796,257

Specialty Retail — 0.2%
Cazoo Ltd., (Acquired 10/08/20, Cost: $5,656,927)(c)(d)	411,705	5,984,763

Total Common Stocks — 87.4% (Cost: $1,116,502,806)		2,643,350,173

Preferred Securities

Preferred Stocks — 13.3%(d)

Automobiles — 2.3%
Arrival Ltd., Series A, (Acquired 10/08/20, Cost: $19,992,003)(c)	4,986,668	67,742,633

Diversified Consumer Services — 0.4%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080)(c)	4,920	11,043,209

Electronic Equipment, Instruments & Components — 0.8%
Credo Technology Group Holding Ltd.
Series D, (Acquired 03/20/20, Cost: $19,999,997)(c)	4,005,527	23,272,112
Series D+, (Acquired 01/22/20, Cost: $1,617,982)	278,714	1,619,328

		24,891,440

Food Products(c) — 0.7%
Farmer’s Business Network, Inc., Series F, (Acquired 07/31/20, Cost: $11,961,002)	361,834	12,863,199
GrubMarket, Inc. , Series D, (Acquired 07/23/20, Cost: $8,000,000)	1,762,969	8,391,732

		21,254,931

Interactive Media & Services — 1.4%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $35,000,075)	319,419	35,000,075
ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988)(c)	424,688	7,079,549

		42,079,624

IT Services(b)(c)(f) — 0.6%
Trumid Holdings LLC
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	8,910,083
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	8,910,084

		17,820,167

Road & Rail — 0.3%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $16,947,253)(c)	850	9,816,020

Security	Shares	Value

Semiconductors & Semiconductor Equipment(c) — 2.7%
CNEX Labs, Inc., Series E, (Acquired 02/06/20, Cost: $7,000,000)	3,296,755	$5,802,289
Innovium, Inc.
Series E, (Acquired 08/21/19, Cost: $8,999,992)	1,060,432	9,904,435
Series F, (Acquired 06/10/20, Cost: $6,999,998)	690,812	7,288,067
Nuvia, Inc., Series B, (Acquired 09/17/20, Cost: $12,000,000)	3,741,410	11,972,512
Psiquantum Corp., Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	9,281,844
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $33,904,162)	636,800	38,029,696

		82,278,843

Software(c) — 3.6%
Avidxchange, Inc., (Acquired 07/29/20, Cost: $7,474,330)	152,500	8,430,200
Databricks, Inc., Series F, (Acquired 10/22/19, Cost: $13,200,019)	307,346	20,678,239
DataRobot, Inc. , Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	11,498,275
GitLab, Inc., Series E, (Acquired 09/10/19, Cost: $11,670,984)	626,482	26,851,018
Snorkel Al, Inc. , Series B, (Acquired 10/13/20, Cost: $999,996)	247,943	999,210
Snyk Ltd. , (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	13,212,590
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	14,942	18,305,594
Series C, (Acquired 09/18/20, Cost: $7,994,787)	7,300	8,943,303

		108,918,429

Specialty Retail(c) — 0.5%
Cazoo Ltd.
Series A, (Acquired 10/08/20, Cost: $184,683)	13,441	195,386
Series B, (Acquired 10/08/20, Cost: $3,233,326)	235,318	3,420,708
Series C, (Acquired 10/08/20, Cost: $65,637)	4,777	69,441
Series D, (Acquired 10/08/20, Cost: $11,550,639)	840,643	12,220,035

		15,905,570

Total Preferred Stocks — 13.3%		401,750,866

Total Preferred Securities — 13.3% (Cost: $316,662,619)		401,750,866

Warrants

Capital Markets — 0.0%
Dragoneer Growth Opportunities Corp.(b)	146,660	627,705

110	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0)(c)(d)	46,928	$521,839

Total Warrants — 0.0%
(Cost: $353,480)		1,149,544

Total Long-Term Investments — 100.7%
(Cost: $1,433,518,905)		3,046,250,583

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(g)(h)	21,688,765	21,688,765

Total Short-Term Securities — 0.7%
(Cost: $21,688,765)		21,688,765

Total Investments Before Options Written — 101.4%
(Cost: $1,455,207,670)		3,067,939,348

Options Written — (1.9)%
(Premiums Received: $(32,019,256))		(58,550,377)

Total Investments, Net of Options Written — 99.5%
(Cost: $1,423,188,414)		3,009,388,971

Other Assets Less Liabilities — 0.5%		14,355,037

Net Assets — 100.0%		$3,023,744,008

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $657,563,252, representing 21.75% of its net assets as of period end, and an original cost of $429,568,215.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(g)	Affiliate of the Trust.

(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$96,230,373	$—	$(74,541,608	)(a)	$—	$—	$21,688,765	21,688,765	$140,622		$—
SL Liquidity Series, LLC, Money Market Series(b)	66,921,514	—	(66,933,727	)(a)	12,213	—	—	—	384,979	(c)	—

					$12,213	$—	$21,688,765		$525,601		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Atlassian Corp. PLC, Class A	133	01/08/21	USD	237.50	USD	3,110	$(47,880)
Marvell Technology Group Ltd.	265	01/08/21	USD	44.00	USD	1,260	(99,375)
MongoDB, Inc.	77	01/08/21	USD	265.00	USD	2,765	(725,725)
RingCentral, Inc., Class A	50	01/08/21	USD	335.00	USD	1,895	(220,250)
Snap, Inc., Class A	411	01/08/21	USD	53.00	USD	2,058	(20,961)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
StoneCo. Ltd., Class A	104	01/08/21	USD	74.00	USD	873	$(104,520)
Zscaler, Inc.	133	01/08/21	USD	185.00	USD	2,656	(208,477)
Zynga, Inc., Class A	1,610	01/08/21	USD	9.00	USD	1,589	(140,070)
ACM Research, Inc., Class A	354	01/15/21	USD	85.00	USD	2,876	(111,510)
Atlassian Corp. PLC, Class A	131	01/15/21	USD	240.00	USD	3,064	(58,950)
Avalara, Inc.	254	01/15/21	USD	160.00	USD	4,188	(237,490)
Bandwidth, Inc., Class A	153	01/15/21	USD	160.00	USD	2,351	(78,795)
C3.AI, Inc., Class A	188	01/15/21	USD	150.00	USD	2,609	(131,600)
Chegg, Inc.	460	01/15/21	USD	75.00	USD	4,155	(715,300)
Chegg, Inc.	572	01/15/21	USD	90.00	USD	5,167	(194,480)
Cloudflare, Inc., Class A	212	01/15/21	USD	70.00	USD	1,611	(156,880)
CoStar Group, Inc.	25	01/15/21	USD	930.00	USD	2,311	(46,375)
Coupa Software, Inc.	73	01/15/21	USD	320.00	USD	2,474	(178,120)
Cree, Inc.	215	01/15/21	USD	77.50	USD	2,277	(625,650)
Cree, Inc.	403	01/15/21	USD	82.50	USD	4,268	(981,305)
Crowdstrike Holdings, Inc., Class A	199	01/15/21	USD	155.00	USD	4,215	(1,143,255)
Elastic NV	266	01/15/21	USD	120.00	USD	3,887	(690,270)
Farfetch Ltd., Class A	650	01/15/21	USD	46.00	USD	4,148	(1,173,250)
Five9, Inc.	234	01/15/21	USD	150.00	USD	4,081	(566,280)
GDS Holdings Ltd., ADR	250	01/15/21	USD	90.00	USD	2,341	(127,500)
GoodRx Holdings, Inc., Class A	242	01/15/21	USD	55.00	USD	976	(1,815)
GoodRx Holdings, Inc., Class A	174	01/15/21	USD	50.00	USD	702	(3,915)
Inphi Corp.	329	01/15/21	USD	150.00	USD	5,279	(381,640)
Kingsoft Cloud Holdings Ltd., ADR	735	01/15/21	USD	40.00	USD	3,201	(352,800)
Lattice Semiconductor Corp.	729	01/15/21	USD	45.00	USD	3,340	(158,557)
Lightspeed POS Inc.	750	01/15/21	CAD	60.00	CAD	6,738	(1,741,103)
Lightspeed POS Inc.	966	01/15/21	CAD	76.00	CAD	8,679	(1,106,092)
Lyft, Inc., Class A	370	01/15/21	USD	45.00	USD	1,818	(174,825)
Marvell Technology Group Ltd.	485	01/15/21	USD	44.00	USD	2,306	(194,000)
MercadoLibre, Inc.	44	01/15/21	USD	1,420.00	USD	7,371	(1,138,500)
Monolithic Power Systems, Inc.	145	01/15/21	USD	306.00	USD	5,310	(876,934)
Okta, Inc.	86	01/15/21	USD	240.00	USD	2,187	(154,155)
Ozon Holdings PLC, ADR	839	01/15/21	USD	55.00	USD	3,474	(23,073)
Pagseguro Digital Ltd., Class A	176	01/15/21	USD	47.50	USD	1,001	(171,600)
Qorvo, Inc.	163	01/15/21	USD	150.00	USD	2,710	(275,470)
RingCentral, Inc., Class A	80	01/15/21	USD	310.00	USD	3,032	(554,000)
Roku, Inc.	159	01/15/21	USD	240.00	USD	5,279	(1,471,942)
Roku, Inc.	32	01/15/21	USD	335.00	USD	1,062	(41,840)
Shift4 Payments, Inc., Class A	218	01/15/21	USD	65.00	USD	1,644	(235,440)
Shopify, Inc., Class A	17	01/15/21	USD	1,040.00	USD	1,924	(177,310)
Shopify, Inc., Class A	23	01/15/21	USD	975.00	USD	2,603	(369,725)
Snap, Inc., Class A	671	01/15/21	USD	46.00	USD	3,360	(313,692)
Snap, Inc., Class A	168	01/15/21	USD	45.00	USD	841	(92,400)
Square, Inc., Class A	376	01/15/21	USD	200.00	USD	8,183	(768,920)
Synopsys, Inc.	116	01/15/21	USD	240.00	USD	3,007	(236,060)
Teladoc Health, Inc.	229	01/15/21	USD	195.00	USD	4,579	(256,480)
Tesla, Inc.	29	01/15/21	USD	800.00	USD	2,046	(22,475)
Trade Desk, Inc., Class A	51	01/15/21	USD	880.00	USD	4,085	(45,135)
Twilio, Inc., Class A	91	01/15/21	USD	310.00	USD	3,080	(297,797)
Unity Software, Inc.	364	01/15/21	USD	150.00	USD	5,586	(380,380)
Wix.com Ltd.	113	01/15/21	USD	270.00	USD	2,825	(34,183)
XP, Inc., Class A	430	01/15/21	USD	40.00	USD	1,706	(90,300)
XPeng, Inc., ADR	940	01/15/21	USD	45.00	USD	4,026	(248,630)
XPeng, Inc., ADR	1,000	01/15/21	USD	90.00	USD	4,283	(7,000)
Yandex NV, Class A	353	01/15/21	USD	65.00	USD	2,456	(167,675)
Zendesk, Inc.	500	01/15/21	USD	135.00	USD	7,156	(497,500)
ZoomInfo Technologies, Inc., Class A	778	01/15/21	USD	50.00	USD	3,752	(130,315)
Zscaler, Inc.	69	01/15/21	USD	155.00	USD	1,378	(311,017)
ZYNGA, Inc., Class A	1,798	01/15/21	USD	9.00	USD	1,775	(167,214)
Cloudflare, Inc., Class A	322	01/22/21	USD	83.50	USD	2,447	(65,205)
Coupa Software, Inc.	150	01/22/21	USD	375.00	USD	5,084	(75,750)
Cree, Inc.	343	01/22/21	USD	92.00	USD	3,632	(509,355)

112	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Crowdstrike Holdings, Inc., Class A	98	01/22/21	USD	200.00	USD	2,076	$(175,175)
Lyft, Inc., Class A	370	01/22/21	USD	47.00	USD	1,818	(136,900)
Marvell Technology Group Ltd.	266	01/22/21	USD	44.00	USD	1,265	(107,065)
Marvell Technology Group Ltd.	161	01/22/21	USD	45.50	USD	765	(46,127)
MercadoLibre, Inc.	29	01/22/21	USD	1,600.00	USD	4,858	(317,985)
MongoDB, Inc.	133	01/22/21	USD	345.00	USD	4,775	(323,855)
Okta, Inc.	115	01/22/21	USD	255.00	USD	2,924	(135,988)
RingCentral, Inc., Class A	66	01/22/21	USD	370.00	USD	2,501	(142,560)
Shopify, Inc., Class A	29	01/22/21	USD	1,080.00	USD	3,283	(241,425)
Snap, Inc., Class A	527	01/22/21	USD	60.00	USD	2,639	(21,871)
Snap, Inc., Class A	765	01/22/21	USD	53.50	USD	3,830	(102,510)
Square, Inc., Class A	261	01/22/21	USD	240.00	USD	5,680	(101,138)
StoneCo. Ltd., Class A	204	01/22/21	USD	75.00	USD	1,712	(202,980)
Teladoc Health, Inc.	127	01/22/21	USD	205.00	USD	2,539	(104,775)
Tesla, Inc.	29	01/22/21	USD	750.00	USD	2,046	(70,760)
Tesla, Inc.	57	01/22/21	USD	700.00	USD	4,022	(250,372)
Trade Desk, Inc., Class A	54	01/22/21	USD	950.00	USD	4,325	(23,490)
Twilio, Inc., Class A	103	01/22/21	USD	375.00	USD	3,487	(53,045)
Yandex NV, Class A	166	01/22/21	USD	76.50	USD	1,155	(39,425)
ZYNGA, Inc., Class A	1,108	01/22/21	USD	9.25	USD	1,094	(80,203)
Monolithic Power Systems, Inc.	114	01/27/21	USD	335.00	USD	4,175	(403,495)
Cloudfare, Inc., Class A	450	01/28/21	USD	75.00	USD	3,420	(279,010)
Crowdstrike Holdings, Inc., Class A	198	01/29/21	USD	205.00	USD	4,194	(320,265)
Lyft, Inc., Class A	498	01/29/21	USD	57.50	USD	2,447	(34,860)
Marvell Technology Group Ltd.	737	01/29/21	USD	49.00	USD	3,504	(102,443)
Okta, Inc.	159	01/29/21	USD	290.00	USD	4,043	(61,613)
RingCentral, Inc., Class A	104	01/29/21	USD	385.00	USD	3,941	(172,640)
Shopify, Inc., Class A	24	01/29/21	USD	1,070.00	USD	2,717	(233,640)
Shopify, Inc., Class A	30	01/29/21	USD	1,180.00	USD	3,396	(125,250)
Snap, Inc., Class A	765	01/29/21	USD	53.50	USD	3,830	(139,612)
Square, Inc., Class A	278	01/29/21	USD	255.00	USD	6,050	(72,697)
StoneCo. Ltd., Class A	104	01/29/21	USD	85.00	USD	873	(44,720)
Teladoc Health, Inc.	127	01/29/21	USD	210.00	USD	2,540	(102,235)
Tesla, Inc.	114	01/29/21	USD	640.00	USD	8,045	(1,020,300)
Tesla, Inc.	29	01/29/21	USD	800.00	USD	2,046	(60,973)
Twilio, Inc., Class A	216	01/29/21	USD	365.00	USD	7,312	(254,340)
Yandex NV, Class A	364	01/29/21	USD	71.00	USD	2,533	(108,290)
Zscaler, Inc.	473	01/29/21	USD	185.00	USD	9,446	(921,167)
Zynga, Inc., Class A	304	01/29/21	USD	11.00	USD	300	(5,016)
Twilio, Inc., Class A	109	02/05/21	USD	380.00	USD	3,690	(124,533)
ACM Research, Inc., Class A	420	02/19/21	USD	85.00	USD	3,413	(306,600)
Avalara, Inc.	167	02/19/21	USD	170.00	USD	2,754	(176,185)
Bandwidth, Inc., Class A	178	02/19/21	USD	180.00	USD	2,735	(117,480)
Cloudflare, Inc., Class A	446	02/19/21	USD	65.00	USD	3,389	(619,940)
CoStar Group, Inc.	25	02/19/21	USD	940.00	USD	2,311	(78,750)
Elastic NV	244	02/19/21	USD	150.00	USD	3,566	(212,280)
Five9, Inc.	346	02/19/21	USD	185.00	USD	6,034	(249,120)
GDS Holdings Ltd., ADR	370	02/19/21	USD	100.00	USD	3,465	(137,825)
GoodRX Holdings, Inc., Class A	318	02/19/21	USD	46.00	USD	1,283	(81,231)
Inphi Corp.	399	02/19/21	USD	160.00	USD	6,403	(321,195)
Kingsoft Cloud Holdings Ltd., ADR	1,120	02/19/21	USD	50.00	USD	4,878	(277,200)
Lattice Semiconductor Corp.	745	02/19/21	USD	45.00	USD	3,414	(301,725)
Marvell Technology Group Ltd.	252	02/19/21	USD	48.00	USD	1,198	(66,024)
Pagseguro Digital Ltd., Class A	177	02/19/21	USD	52.50	USD	1,007	(115,935)
Qorvo, Inc.	330	02/19/21	USD	160.00	USD	5,487	(463,650)
Roku, Inc.	121	02/19/21	USD	290.00	USD	4,017	(673,062)
Shift4 Payments, Inc., Class A	260	02/19/21	USD	75.00	USD	1,960	(211,900)
Shopify, Inc., Class A	24	02/19/21	USD	1,080.00	USD	2,717	(288,600)
Shopify, Inc., Class A	23	02/19/21	USD	1,200.00	USD	2,603	(152,490)
Synopsys, Inc.	178	02/19/21	USD	250.00	USD	4,614	(314,170)
Tesla, Inc.	29	02/19/21	USD	1,000.00	USD	2,046	(34,075)
Tesla, Inc.	58	02/19/21	USD	720.00	USD	4,093	(379,755)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Unity Software, Inc.	300	02/19/21	USD	160.00	USD	4,604	$(454,500)
Wix.com Ltd.	138	02/19/21	USD	290.00	USD	3,449	(86,940)
XP, Inc., Class A	555	02/19/21	USD	45.00	USD	2,202	(56,888)
XPeng, Inc., ADR	224	02/19/21	USD	75.00	USD	959	(24,416)
ZoomInfo Technologies, Inc., Class A	791	02/19/21	USD	46.25	USD	3,815	(450,503)

							$(37,023,674)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Delivery Hero SE	Barclays Bank PLC	15,900	01/05/21	EUR	115.72	EUR	2,019	$(251,799)
Freee KK	Societe Generale	46,600	01/05/21	JPY	9,028.80	JPY	470,660	(500,737)
Lasertec Corp.	Societe Generale	15,600	01/05/21	JPY	10,022.40	JPY	188,916	(316,825)
Adyen NV	Barclays Bank PLC	4,300	01/06/21	EUR	1,644.20	EUR	8,192	(1,356,457)
Afya Ltd., Class A	JPMorgan Chase Bank N.A.	56,000	01/06/21	USD	27.77	USD	1,417	(2,185)
Farfetch Class A Ltd.	JPMorgan Chase Bank N.A.	88,000	01/06/21	USD	36.28	USD	5,615	(2,422,717)
SOITEC	Barclays Bank PLC	5,200	01/06/21	EUR	136.53	EUR	828	(141,276)
SOITEC	Barclays Bank PLC	10,000	01/07/21	EUR	133.18	EUR	1,593	(312,495)
STMicroelectronics NV	Barclays Bank PLC	39,000	01/07/21	EUR	29.33	EUR	1,181	(61,918)
Endava PLC	Bank of America N.A.	28,500	01/11/21	USD	68.60	USD	2,187	(233,096)
Delivery Hero SE	Goldman Sachs International	58,700	01/12/21	EUR	117.97	EUR	7,455	(890,433)
Kakao Corp.	JPMorgan Chase Bank N.A.	4,600	01/12/21	USD	390,529.34	USD	1,791,700	(36,194)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	1,000,000	01/12/21	HKD	25.23	HKD	31,600	(828,391)
Kingdee International Software Group Co. Ltd.	JPMorgan Chase Bank N.A.	192,000	01/12/21	HKD	28.46	HKD	6,067	(79,777)
Silergy Corp.	JPMorgan Chase Bank N.A.	46,000	01/12/21	USD	2,480.40	USD	110,860	(119,264)
SOITEC	Barclays Bank PLC	14,600	01/12/21	EUR	141.44	EUR	2,326	(308,784)
Altium Ltd.	JPMorgan Chase Bank N.A.	46,500	01/13/21	AUD	37.87	AUD	1,581	(654)
Locaweb Servicos de Internet SA	Morgan Stanley & Co. International PLC	370,000	01/13/21	USD	66.43	USD	29,774	(1,006,023)
Magazine Luiza SA	Morgan Stanley & Co. International PLC	1,940,000	01/13/21	USD	23.87	USD	48,403	(519,183)
Samsung CDI Co., Ltd.	JPMorgan Chase Bank N.A.	11,000	01/13/21	USD	513,240.00	USD	6,908,000	(1,162,289)
Weimob, Inc.	JPMorgan Chase Bank N.A.	2,562,000	01/13/21	HKD	11.82	HKD	35,714	(729,016)
Endava American Depository Shares	UBS AG	19,900	01/14/21	USD	70.36	USD	1,527	(130,321)
BE Semiconductor Industries NV	Morgan Stanley & Co. International PLC	54,000	01/15/21	EUR	47.51	EUR	2,677	(150,137)
BE Semiconductor Industries NV	UBS AG	8,400	01/15/21	EUR	39.83	EUR	417	(95,997)
GMO Payment Gateway, Inc.	JPMorgan Chase Bank N.A.	23,600	01/15/21	JPY	13,587.00	JPY	326,624	(148,741)
Xero Ltd.	Goldman Sachs International	27,200	01/15/21	AUD	127.21	AUD	3,994	(419,842)
Altium Ltd.	JPMorgan Chase Bank N.A.	95,000	01/20/21	AUD	36.67	AUD	3,229	(10,823)
Asmedia Technology, Inc.	Goldman Sachs International	43,000	01/20/21	USD	1,704.65	USD	67,510	(49,259)
Delivery Hero SE	Goldman Sachs International	2,300	01/20/21	EUR	101.39	EUR	292	(80,020)
Freee KK	Societe Generale	62,000	01/20/21	JPY	8,841.50	JPY	626,200	(859,190)
Rakus Ltd.	Societe Generale	121,500	01/20/21	JPY	2,499.00	JPY	290,628	(130,443)
Shop Apotheke Europe NV	Goldman Sachs International	16,500	01/20/21	EUR	133.78	EUR	2,445	(359,681)
SOITEC	UBS AG	3,800	01/20/21	EUR	139.67	EUR	605	(90,523)
Tyro Payments Ltd.	UBS AG	466,000	01/20/21	AUD	3.70	AUD	1,487	(5,123)
Weimob, Inc.	Societe Generale	3,481,000	01/20/21	HKD	10.86	HKD	48,525	(1,403,634)
NCSoft Corp.	JPMorgan Chase Bank N.A.	5,000	01/21/21	USD	910,796.05	USD	4,655,000	(176,467)
GMO Payment Gateway, Inc.	Societe Generale	36,200	01/26/21	JPY	14,395.50	JPY	501,008	(153,338)
Silergy Corp.	Citibank N.A.	58,000	01/26/21	USD	2,693.25	USD	139,780	(117,016)
STMicroelectronics NV	Morgan Stanley & Co. International PLC	40,800	01/26/21	EUR	31.01	EUR	1,235	(51,087)
Weimob, Inc.	JPMorgan Chase Bank N.A.	2,561,000	01/27/21	HKD	10.87	HKD	35,700	(1,047,082)
Altium Ltd.	Morgan Stanley & Co. International PLC	64,600	01/28/21	AUD	35.91	AUD	2,196	(22,389)
Asmedia Technology, Inc.	Goldman Sachs International	35,000	01/28/21	USD	1,762.80	USD	54,950	(39,098)
Endava American Depository Shares	Morgan Stanley & Co. International PLC	19,000	01/28/21	USD	70.60	USD	1,458	(127,508)
Farfetch Class A Ltd.	Citibank N.A.	88,000	01/28/21	USD	54.50	USD	5,615	(899,605)
Freee KK	Morgan Stanley & Co. International PLC	103,700	01/28/21	JPY	10,458.57	JPY	1,047,370	(597,356)
Kakao Corp.	UBS AG	11,300	01/28/21	USD	380,070.00	USD	4,401,350	(196,755)

114	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Kingdee International Software Group Co. Ltd.	Morgan Stanley & Co. International PLC	1,498,000	01/28/21	HKD	29.61	HKD	47,337	$(533,028)
Lasertec Corp.	Citibank N.A.	69,600	01/28/21	JPY	12,561.00	JPY	842,856	(266,798)
Rakus Co. Ltd.	Goldman Sachs International	84,400	01/28/21	JPY	2,433.41	JPY	201,885	(133,565)
Rakus Ltd.	JPMorgan Chase Bank N.A.	128,400	02/02/21	JPY	2,385.12	JPY	307,133	(248,894)
Shop Apotheke Europe NV	Credit Suisse International	13,200	02/02/21	EUR	145.03	EUR	1,956	(214,643)
SOITEC	Credit Suisse International	10,000	02/02/21	EUR	156.05	EUR	1,593	(91,284)
Tyro Payments Ltd.	Goldman Sachs International	495,000	02/02/21	AUD	3.62	AUD	1,579	(16,073)
Xero Ltd.	Goldman Sachs International	36,900	02/02/21	AUD	145.23	AUD	5,418	(189,255)
Samsung SDI Co. Ltd.	JPMorgan Chase Bank N.A.	10,300	02/03/21	USD	582,750.00	USD	6,468,400	(537,156)
Endava PLC	UBS AG	32,400	02/04/21	USD	76.86	USD	2,487	(93,548)
Farfetch Class A Ltd.	Citibank N.A.	63,000	02/08/21	USD	59.75	USD	4,020	(442,123)
Afya Ltd., Class A	Morgan Stanley & Co. International PLC	73,000	02/16/21	USD	25.03	USD	1,847	(119,388)

								$(21,526,703)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$5,421,794	$(31,952,915)	$(58,550,377)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$58,550,377	$—	$—	$—	$58,550,377

For the year ended December 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$4,312	$—	$—	$—	$4,312
Options written	—	—	(202,293,958)	—	—	—	(202,293,958)

	$—	$—	$(202,289,646)	$—	$—	$—	$(202,289,646)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(19,964,341)	$—	$—	$—	$(19,964,341)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$35,056,662

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust II (BSTZ)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments Options	$—	$58,550,377

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	58,550,377

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(37,023,674)

Total derivative assets and liabilities subject to an MNA	$—	$21,526,703

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$233,096	$—	$—	$(20,000)	$213,096
Barclays Bank PLC	2,432,729	—	—	(2,430,000)	2,729
Citibank N.A.	1,725,542	—	—	(1,510,000)	215,542
Credit Suisse International	305,927	—	—	(80,000)	225,927
Goldman Sachs International	2,177,226	—	—	(1,880,000)	297,226
JPMorgan Chase Bank N.A.	7,549,650	—	—	(6,960,000)	589,650
Morgan Stanley & Co. International PLC	3,126,099	—	—	(2,900,000)	226,099
Societe Generale	3,364,167	—	—	(2,980,000)	384,167
UBS AG	612,267	—	—	(612,267)	—

	$21,526,703	$—	$—	$(19,372,267)	$2,154,436

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$115,928,678	$14,650,000	$—	$130,578,678
Banks	—	—	48,371,717	48,371,717
Capital Markets	23,217,461	—	—	23,217,461
Diversified Consumer Services	43,431,394	—	10,439,424	53,870,818
Diversified Telecommunication Services	20,169,495	—	—	20,169,495
Electronic Equipment, Instruments & Components	—	42,710,913	—	42,710,913
Entertainment	74,082,699	14,906,166	—	88,988,865
Health Care Technology	43,561,650	—	—	43,561,650
Interactive Media & Services	104,337,893	55,069,254	—	159,407,147
Internet & Direct Marketing Retail	165,156,546	44,831,848	—	209,988,394
IT Services	398,875,531	131,476,548	16,473,581	546,825,660
Multi-line Retail	—	35,754,999	—	35,754,999
Professional Services	15,686,880	—	—	15,686,880
Road & Rail	20,989,368	—	—	20,989,368
Semiconductors & Semiconductor Equipment	216,929,889	165,517,219	—	382,447,108
Software	456,533,286	323,448,768	34,814,203	814,796,257
Specialty Retail	—	—	5,984,763	5,984,763

116	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust II (BSTZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Preferred Securities
Preferred Stocks	$—	$—	$401,750,866	$401,750,866
Warrants	627,705	—	521,839	1,149,544
Short-Term Securities
Money Market Funds	21,688,765	—	—	21,688,765

	$1,721,217,240	$828,365,715	$518,356,393	$3,067,939,348

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(34,685,084)	$(23,865,293)	$—	$(58,550,377)

(a)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2019	$29,199,661	$91,720,586	$53,498	$120,973,745
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	36,911,367	84,967,363	468,341	122,347,071
Purchases	49,972,660	249,953,107	—	299,925,767
Sales	—	(24,890,190)	—	(24,890,190)

Closing balance, as of December 31, 2020	$116,083,688	$401,750,866	$521,839	$518,356,393

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(b)	$36,911,367	$84,974,773	$468,341	$122,354,481

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	117

Consolidated Schedule of Investments (continued) December 31, 2020	BlackRock Science and Technology Trust II (BSTZ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks(b)	$116,083,688	Market	Revenue Multiple	6.25x - 16.25x		10.42x
			Recent Transactions	—		—
Preferred Stocks(c)(d)	401,750,866	Market	Revenue Multiple	0.57x - 45.00x		12.93x
			Volatility	28% - 57%		49%
			Time to Exit	2.5 - 5.0		3.1
			Recent Transactions	—		—
Warrants(e)	521,839	Market	Recent Transactions	—		—

	$518,356,393

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end December 31, 2020, the valuation technique for investments classified as Common Stocks amounting to $16,473,581 changed to Transaction Price approach. The investments were previously valued utilizing Option Pricing Model approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end December 31, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $30,494,259 changed to Current Value Method. The investments were previously valued utilizing Transaction Price Approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period end December 31, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $18,305,594 changed to Current Value Method. The investments were previously valued utilizing Option Pricing Model approach. The change was due to consideration of the information that was available at the time the investments were valued.

(e)

For the period end December 31, 2020, the valuation technique for investments classified as Warrants amounting to $521,839 changed to Transaction Price approach. The investments were previously valued utilizing Option Pricing Model approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

118	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 7.0%
AO Smith Corp.(a)	96,120	$5,269,298
Johnson Controls International PLC(a)	218,259	10,168,687
Kingspan Group PLC	80,965	5,677,486
Trane Technologies PLC(a)	70,950	10,299,102

		31,414,573

Chemicals — 5.1%
Air Liquide SA	32,889	5,392,047
LG Chem Ltd.	4,950	3,764,061
Linde PLC(b)	25,622	6,755,918
Sika AG, Registered Shares	16,890	4,604,100
Umicore SA	44,550	2,141,298

		22,657,424

Commercial Services & Supplies(a) — 4.4%
Waste Connections, Inc.	83,950	8,610,752
Waste Management, Inc.	94,050	11,091,316

		19,702,068

Construction & Engineering — 3.5%
Quanta Services, Inc.(a)	59,660	4,296,713
Vinci SA	111,950	11,151,265

		15,447,978

Electric Utilities — 32.9%
American Electric Power Co., Inc.(a)	68,150	5,674,851
Duke Energy Corp.(a)	100,868	9,235,474
Edison International(a)	154,000	9,674,280
EDP - Energias de Portugal SA	968,100	6,076,284
Enel SpA	2,621,075	26,668,724
Entergy Corp.(a)	26,950	2,690,688
Exelon Corp.(a)	131,208	5,539,602
FirstEnergy Corp.(a)	213,100	6,522,991
Iberdrola SA	1,376,425	19,779,626
Neoenergia SA	1,423,250	4,858,878
NextEra Energy, Inc.(a)(c)	486,630	37,543,505
PPL Corp.(a)	257,600	7,264,320
Xcel Energy, Inc.(a)	70,890	4,726,236

		146,255,459

Electrical Equipment — 7.3%
Eaton Corp. PLC(a)	46,490	5,585,309
Schneider Electric SE	69,432	10,034,828
Vestas Wind Systems A/S	63,460	14,991,112
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	929,400	1,872,824

		32,484,073

Electronic Equipment, Instruments & Components — 2.7%
Hexagon AB, B Shares(b)	51,550	4,726,207
Rogers Corp.(a)(b)	19,196	2,980,947
Samsung SDI Co. Ltd.	7,350	4,259,674

		11,966,828

Independent Power and Renewable Electricity Producers — 7.6%
AES Corp.(a)	345,490	8,119,015
China Longyuan Power Group Corp. Ltd., Class H	9,726,000	9,779,512
EDP Renovaveis SA	567,942	15,819,242

		33,717,769

Security	Shares	Value

Machinery — 2.3%
Atlas Copco AB, B Shares	227,650	$10,218,632

Multi-Utilities — 14.2%
CMS Energy Corp.(a)	147,660	9,008,737
Dominion Energy, Inc.(a)(b)(c)	157,198	11,821,289
National Grid PLC	984,924	11,639,271
Public Service Enterprise Group, Inc.(a)	182,842	10,659,688
RWE AG	352,200	14,900,609
Sempra Energy(a)	39,500	5,032,695

		63,062,289

Oil, Gas & Consumable Fuels — 7.4%
Enterprise Products Partners LP(a)	198,913	3,896,706
Kinder Morgan, Inc.(a)(b)	714,050	9,761,063
TC Energy Corp.	246,250	10,011,342
Williams Cos., Inc.(a)	464,555	9,314,328

		32,983,439

Semiconductors & Semiconductor Equipment — 4.6%
Canadian Solar, Inc.(b)	76,790	3,934,720
First Solar, Inc.(a)(b)	26,034	2,575,283
Infineon Technologies AG	123,200	4,704,836
Maxim Integrated Products, Inc.(a)(b)	51,040	4,524,696
ON Semiconductor Corp.(a)(b)	140,180	4,588,092

		20,327,627

Total Long-Term Investments — 99.0%
(Cost: $290,880,807)		440,238,159

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(d)(e)	8,385,590	8,385,590

Total Short-Term Securities — 1.9%
(Cost: $8,385,590)		8,385,590

Total Investments Before Options Written — 100.9%
(Cost: $299,266,397)		448,623,749

Options Written — (1.2)%
(Premiums Received: $(3,877,608))		(5,640,230)

Total Investments, Net of Options Written — 99.7%
(Cost: $295,388,789)		442,983,519
Other Assets Less Liabilities — 0.3%		1,542,454

Net Assets — 100.0%		$444,525,973

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) December 31, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$12,716,146	$—	$(4,330,556)(a)	$—	$—	$8,385,590	8,385,590	$37,673	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AO Smith Corp.	336	01/06/21	USD	57.50	USD	1,842	$(3,259)
Eaton Corp. PLC	74	01/08/21	USD	123.00	USD	889	(4,625)
Enterprise Products Partners LP	326	01/08/21	USD	21.00	USD	639	(1,141)
Johnson Controls International PLC	265	01/08/21	USD	47.00	USD	1,235	(12,588)
Kinder Morgan, Inc.	657	01/08/21	USD	15.00	USD	898	(3,285)
American Electric Power Co., Inc.	119	01/15/21	USD	85.00	USD	991	(9,520)
CMS Energy Corp.	234	01/15/21	USD	61.55	USD	1,428	(21,172)
Dominion Energy, Inc.	251	01/15/21	USD	82.50	USD	1,888	(1,255)
Duke Energy Corp.	171	01/15/21	USD	97.50	USD	1,566	(1,710)
Eaton Corp. PLC	53	01/15/21	USD	120.00	USD	637	(13,515)
Edison International	169	01/15/21	USD	67.50	USD	1,062	(1,690)
Entergy Corp.	94	01/15/21	USD	115.00	USD	939	(1,410)
Enterprise Products Partners LP	80	01/15/21	USD	19.00	USD	157	(6,560)
Exelon Corp.	340	01/15/21	USD	44.00	USD	1,435	(8,500)
First Solar, Inc.	91	01/15/21	USD	90.00	USD	900	(91,682)
FirstEnergy Corp.	297	01/15/21	USD	30.00	USD	909	(34,155)
Johnson Controls International PLC	340	01/15/21	USD	47.00	USD	1,584	(22,950)
Kinder Morgan, Inc.	599	01/15/21	USD	13.00	USD	819	(48,519)
Maxim Integrated Products, Inc.	74	01/15/21	USD	85.00	USD	656	(31,820)
NextEra Energy, Inc.	1,177	01/15/21	USD	80.00	USD	9,081	(61,792)
ON Semiconductor Corp.	343	01/15/21	USD	29.00	USD	1,123	(130,340)
PPL Corp.	541	01/15/21	USD	31.00	USD	1,526	(2,705)
Public Service Enterprise Group, Inc.	309	01/15/21	USD	60.00	USD	1,801	(6,180)
Quanta Services, Inc.	167	01/15/21	USD	70.90	USD	1,203	(44,305)
Sempra Energy	69	01/15/21	USD	135.00	USD	879	(1,380)
TC Energy Corp.	407	01/15/21	CAD	58.00	CAD	2,106	(1,918)
Trane Technologies PLC	113	01/15/21	USD	150.00	USD	1,640	(13,278)
Waste Connections, Inc.	184	01/15/21	USD	110.00	USD	1,887	(2,300)
Waste Management, Inc.	160	01/15/21	USD	125.00	USD	1,887	(2,000)
Williams Cos., Inc.	379	01/15/21	USD	21.00	USD	760	(7,012)
Xcel Energy, Inc.	115	01/15/21	USD	74.83	USD	767	(112)
Enterprise Products Partners LP	40	01/22/21	USD	21.00	USD	78	(680)
Johnson Controls International PLC	158	01/22/21	USD	46.00	USD	736	(25,280)
Kinder Morgan, Inc.	426	01/22/21	USD	15.00	USD	582	(4,047)
Kinder Morgan, Inc.	409	01/22/21	USD	15.50	USD	559	(1,841)
ON Semiconductor Corp.	147	01/22/21	USD	32.50	USD	481	(19,477)
Williams Cos., Inc.	415	01/22/21	USD	23.00	USD	832	(2,075)
Enterprise Products Partners LP	250	01/29/21	USD	22.00	USD	490	(2,750)
Kinder Morgan, Inc.	408	01/29/21	USD	15.50	USD	558	(3,264)
Williams Cos., Inc.	415	01/29/21	USD	23.01	USD	832	(3,823)
Williams Cos., Inc.	415	02/05/21	USD	23.01	USD	832	(5,139)

120	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
PPL Corp.	357	02/10/21	USD	28.25	USD	1,007	$(33,653)
AES Corp.	560	02/19/21	USD	23.00	USD	1,316	(74,200)
AES Corp.	260	02/19/21	USD	24.00	USD	611	(21,450)
American Electric Power Co., Inc.	119	02/19/21	USD	87.50	USD	991	(13,388)
CMS Energy Corp.	282	02/19/21	USD	62.00	USD	1,720	(36,004)
Dominion Energy, Inc.	299	02/19/21	USD	78.50	USD	2,248	(33,492)
Duke Energy Corp.	182	02/19/21	USD	94.00	USD	1,666	(24,605)
Eaton Corp. PLC	35	02/19/21	USD	120.00	USD	420	(17,500)
Edison International	370	02/19/21	USD	64.69	USD	2,324	(62,967)
Exelon Corp.	119	02/19/21	USD	45.00	USD	502	(7,438)
FirstEnergy Corp.	297	02/19/21	USD	31.75	USD	909	(25,520)
Maxim Integrated Products, Inc.	104	02/19/21	USD	85.00	USD	922	(63,960)
NextEra Energy, Inc.	526	02/19/21	USD	77.50	USD	4,058	(145,965)
Public Service Enterprise Group, Inc.	330	02/19/21	USD	59.00	USD	1,924	(47,988)
Quanta Services, Inc.	49	02/19/21	USD	70.00	USD	353	(23,275)
Rogers Corp.	67	02/19/21	USD	165.00	USD	1,040	(38,190)
Sempra Energy	69	02/19/21	USD	135.00	USD	879	(11,040)
TC Energy Corp.	454	02/19/21	CAD	58.00	CAD	2,349	(9,095)
Trane Technologies PLC	135	02/19/21	USD	150.00	USD	1,960	(54,675)
Waste Connections, Inc.	109	02/19/21	USD	105.00	USD	1,118	(26,160)
Waste Management, Inc.	169	02/19/21	USD	120.00	USD	1,993	(46,052)
Xcel Energy, Inc.	133	02/19/21	USD	70.00	USD	887	(13,633)

							$(1,491,304)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EDP Renovaveis SA	Credit Suisse International	27,800	01/05/21	EUR	17.32	EUR	634	$(186,056)
Enel SpA	Credit Suisse International	410,600	01/06/21	EUR	8.21	EUR	3,398	(85,721)
Infineon Technologies AG	Goldman Sachs International	38,100	01/06/21	EUR	27.75	EUR	1,196	(164,408)
Kingspan Group PLC	Barclays Bank PLC	5,800	01/06/21	EUR	81.91	EUR	333	—
Kingspan Group PLC	Morgan Stanley & Co. International PLC	24,000	01/06/21	EUR	79.63	EUR	1,378	—
Vinci SA	Barclays Bank PLC	22,900	01/06/21	EUR	91.58	EUR	1,863	(61)
Atlas Copco AB, B Shares	Goldman Sachs International	26,800	01/07/21	SEK	372.18	SEK	9,871	(12,612)
EDP Renovaveis SA	Barclays Bank PLC	39,800	01/07/21	EUR	17.10	EUR	907	(277,062)
Hexagon AB, B Shares	Goldman Sachs International	9,000	01/07/21	SEK	687.28	SEK	6,748	(73,377)
Iberdrola SA	Credit Suisse International	239,000	01/07/21	EUR	10.84	EUR	2,796	(277,343)
Linde PLC	Morgan Stanley & Co. International PLC	4,800	01/07/21	EUR	205.91	EUR	1,022	(60,888)
RWE AG	Credit Suisse International	43,600	01/07/21	EUR	34.89	EUR	1,507	(23,258)
Sika AG, Registered Shares	Barclays Bank PLC	3,400	01/07/21	CHF	242.20	CHF	822	(11,360)
AES Corp.	Citibank N.A.	26,000	01/12/21	USD	21.00	USD	611	(65,334)
AES Corp.	Credit Suisse International	12,900	01/12/21	USD	21.95	USD	303	(20,995)
Enel SpA	Goldman Sachs International	276,000	01/13/21	EUR	8.35	EUR	2,284	(39,427)
Iberdrola SA	Credit Suisse International	242,700	01/13/21	EUR	11.56	EUR	2,840	(61,263)
Neoenergia SA	Credit Suisse International	498,000	01/13/21	USD	17.13	USD	8,775	(65,890)
RWE AG	Goldman Sachs International	40,500	01/13/21	EUR	34.73	EUR	1,400	(33,863)
Samsung CDI Co., Ltd.	JPMorgan Chase Bank N.A.	2,600	01/13/21	USD	513,240.00	USD	1,632,800	(274,723)
Vestas Wind Systems A/S	Credit Suisse International	18,000	01/13/21	DKK	1,193.18	DKK	25,911	(730,277)
Atlas Copco AB, B Shares	UBS AG	27,500	01/15/21	SEK	387.81	SEK	10,128	(6,805)
EDP Renovaveis SA	Barclays Bank PLC	89,200	01/15/21	EUR	18.53	EUR	2,034	(464,952)
Schneider Electric SE	UBS AG	15,500	01/15/21	EUR	121.13	EUR	1,834	(19,443)
EDP Renovaveis SA	Credit Suisse International	60,000	01/20/21	EUR	17.70	EUR	1,368	(373,442)
LG Chem Ltd.	Citibank N.A.	1,700	01/20/21	USD	879,840.00	USD	1,400,800	(22,707)
Atlas Copco AB, B Shares	Morgan Stanley & Co. International PLC	25,300	01/21/21	SEK	380.40	SEK	9,318	(15,064)
EDP - Energias de Portugal SA	Goldman Sachs International	169,400	01/21/21	EUR	4.84	EUR	873	(67,448)
RWE AG	Credit Suisse International	41,400	01/21/21	EUR	34.57	EUR	1,431	(49,039)
Schneider Electric SE	Morgan Stanley & Co. International PLC	9,500	01/21/21	EUR	119.00	EUR	1,124	(24,705)
Vestas Wind Systems A/S	Credit Suisse International	5,100	01/21/21	DKK	1,352.40	DKK	7,342	(92,058)
Linde PLC	Morgan Stanley & Co. International PLC	4,100	01/26/21	EUR	213.52	EUR	873	(36,622)

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) December 31, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Air Liquide SA	Goldman Sachs International	11,500	01/27/21	EUR	139.15	EUR	1,544	$(10,306)
EDP Renovaveis SA	Barclays Bank PLC	34,500	01/27/21	EUR	18.48	EUR	787	(182,139)
Enel SpA	Barclays Bank PLC	228,000	01/27/21	EUR	8.40	EUR	1,887	(25,400)
National Grid PLC	Goldman Sachs International	220,300	01/27/21	GBP	8.95	GBP	1,906	(28,524)
Sika AG	Credit Suisse International	2,600	01/27/21	CHF	232.97	CHF	629	(36,384)
Umicore SA	Barclays Bank PLC	15,500	01/27/21	EUR	38.74	EUR	609	(34,988)
EDP - Energias de Portugal SA	Goldman Sachs International	169,400	01/28/21	EUR	4.84	EUR	873	(69,839)
FirstEnergy Corp.	Morgan Stanley & Co. International PLC	15,100	01/28/21	USD	31.60	USD	462	(18,534)
Hexagon AB	Credit Suisse International	10,800	02/02/21	SEK	729.03	SEK	8,098	(48,009)
Vinci SA	Morgan Stanley & Co. International PLC	16,200	02/02/21	EUR	88.06	EUR	1,318	(18,798)
NovaGold Resources, Inc.	UBS AG	124,400	02/03/21	GBP	8.64	GBP	1,076	(39,802)

								$(4,148,926)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$—	$—	$1,468,071	$(3,230,692)	$(5,640,230)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$—	$—	$5,640,230	$—	$—	$—	$5,640,230

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(18,127,502)	$—	$—	$—	$(18,127,502)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(401,327)	$—	$—	$—	$(401,327)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$4,117,043

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

122	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$5,640,230

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	5,640,230

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,491,304)

Total derivative assets and liabilities subject to an MNA	$—	$4,148,926

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$995,962	$—	$(232,470)	$(9,600)	$753,892
Citibank N.A.	88,041	—	—	(88,041)	—
Credit Suisse International	2,049,735	—	(1,017,210)	—	1,032,525
Goldman Sachs International	499,804	—	—	(499,804)	—
JPMorgan Chase Bank N.A.	274,723	—	(92,301)	—	182,422
Morgan Stanley & Co. International PLC	174,611	—	(174,611)	—	—
UBS AG	66,050	—	—	(33,500)	32,550

	$4,148,926	$—	$(1,516,592)	$(630,945)	$2,001,389

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$31,414,573	$—	$—	$31,414,573
Chemicals	—	22,657,424	—	22,657,424
Commercial Services & Supplies	19,702,068	—	—	19,702,068
Construction & Engineering	4,296,713	11,151,265	—	15,447,978
Electric Utilities	88,871,947	57,383,512	—	146,255,459
Electrical Equipment	5,585,309	26,898,764	—	32,484,073
Electronic Equipment, Instruments & Components	2,980,947	8,985,881	—	11,966,828
Independent Power and Renewable Electricity Producers	23,938,257	9,779,512	—	33,717,769
Machinery	—	10,218,632	—	10,218,632
Multi-Utilities	36,522,409	26,539,880	—	63,062,289
Oil, Gas & Consumable Fuels	32,983,439	—	—	32,983,439
Semiconductors & Semiconductor Equipment	15,622,791	4,704,836	—	20,327,627
Short-Term Securities
Money Market Funds	8,385,590	—	—	8,385,590

	$270,304,043	$178,319,706	$—	$448,623,749

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) December 31, 2020	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,149,265)	$(4,490,965)	$—	$(5,640,230)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

124	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2020

	BGR	CII	BDJ	BOE

ASSETS
Investments at value — unaffiliated(a)	$239,708,823	$845,216,001	$1,764,662,620	$790,775,353
Investments at value — affiliated(b)	3,418,486	11,614,004	12,016,637	—
Cash pledged:
Collateral — exchange-traded options written	—	—	—	4,880,000
Collateral — OTC derivatives	—	30,000	—	20,000
Foreign currency at value(c)	58,926	—	1,737	5,770
Receivables:
Investments sold	52,107	332,978	—	—
Options written	—	121,670	—	—
Dividends — unaffiliated	258,912	701,304	2,399,393	2,382,713
Dividends — affiliated	109	334	217	204
Prepaid expenses	7,014	2,923	82,666	—

Total assets	243,504,377	858,019,214	1,779,163,270	798,064,040

LIABILITIES
Bank overdraft	—	—	66,281	1,372,586
Options written at value(d)	3,139,751	13,103,270	36,953,673	8,328,517
Payables:
Investments purchased	1,187,885	—	—	—
Capital shares redeemed	330,212	—	—	354,323
Income dividend distributions	62,372	219,143	345,981	149,437
Investment advisory fees	202,132	599,293	1,163,829	544,481
Trustees’ and Officer’s fees	539,340	253,799	1,128,450	777,465
Options written	—	485	—	—
Other accrued expenses	174,207	170,022	382,751	307,229

Total liabilities	5,635,899	14,346,012	40,040,965	11,834,038

NET ASSETS	$237,868,478	$843,673,202	$1,739,122,305	$786,230,002

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$547,187,771	$561,321,996	$1,309,268,867	$718,742,397
Accumumlated earnings (loss)	(309,319,293)	282,351,206	429,853,438	67,487,605

NET ASSETS	$237,868,478	$843,673,202	$1,739,122,305	$786,230,002

Net asset value(e)(f)(g)	$8.17	$19.12	$9.35	$12.28

(a) Investments at cost — unaffiliated	$265,901,573	$545,406,703	$1,352,841,269	$660,327,827
(b) Investments at cost — affiliated	$3,418,486	$11,614,004	$12,016,637	$—
(c) Foreign currency at cost	$58,875	$—	$1,757	$14,381
(d) Premiums received	$3,306,044	$12,578,558	$27,204,237	$8,161,678
(e) Shares outstanding	29,108,471	44,121,400	186,003,434	64,043,874
(f) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(g) Par value	$0.001	$0.10	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	125

Statements of Assets and Liabilities (continued)

December 31, 2020

	BGY	BME	BMEZ	BCX

ASSETS
Investments at value — unaffiliated(a)(b)	$672,593,699	$539,229,702	$3,513,771,974	$759,414,442
Investments at value — affiliated(c)	287,381	13,877,338	27,925,462	289,665
Cash	—	211,253	—	134,698
Cash pledged:
Collateral — exchange-traded options written	7,091,000	—	—	—
Collateral — OTC derivatives	2,009,649	—	1,263,000	—
Foreign currency at value(d)	1,634,600	443	1,005	88,854
Receivables:
Investments sold	10,120	37,550	648,606	4,147,472
Securities lending income — affiliated	—	245	49,938	—
Capital shares sold	—	618,194	—	—
Dividends — unaffiliated	2,363,975	446,071	593,687	851,839
Dividends — affiliated	295	383	412	119
Deferred offering costs	—	126,806	—	—
Prepaid expenses	—	4,777	20,218	—

Total assets	685,990,719	554,552,762	3,544,274,302	764,927,089

LIABILITIES
Bank overdraft	—	—	205,455	—
Collateral on securities loaned at value	—	102,701	9,577,820	—
Options written at value(e)	7,029,731	7,788,592	49,747,249	16,243,847
Payables:
Investments purchased	—	114,211	15,741,399	148,223
Capital shares redeemed	—	—	—	542,457
Deferred foreign capital gain tax	379,423	—	—	—
Income dividend distributions	168,457	—	2,301,292	128,065
Investment advisory fees	509,945	449,048	3,565,202	629,557
Trustees’ and Officer’s fees	660,629	25,461	47,447	318,288
Other accrued expenses	293,777	136,250	450,394	301,289

Total liabilities	9,041,962	8,616,263	81,636,258	18,311,726

NET ASSETS	$676,948,757	$545,936,499	$3,462,638,044	$746,615,363

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$618,323,885	$339,108,431	$2,253,396,500	$1,114,975,900
Accumumlated earnings (loss)	58,624,872	206,828,068	1,209,241,544	(368,360,537)

NET ASSETS	$676,948,757	$545,936,499	$3,462,638,044	$746,615,363

Net asset value(f)(g)(h)	$6.49	$45.66	$30.73	$8.45

(a) Investments at cost — unaffiliated	$545,258,342	$321,675,770	$2,294,124,293	$627,940,390
(b) Securities loaned at value	$—	$97,092	$9,079,455	$—
(c) Investments at cost — affiliated	$287,381	$13,877,338	$27,925,462	$289,665
(d) Foreign currency at cost	$1,637,147	$443	$973	$88,777
(e) Premiums received	$6,345,108	$6,475,846	$34,031,611	$9,419,468
(f) Shares outstanding	104,237,971	11,955,814	112,669,825	88,315,994
(g) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(h) Par value	$0.001	$0.001	$0.001	$0.001

See notes to financial statements.

126	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

December 31, 2020

	BST(a)	BSTZ(a)	BUI

ASSETS
Investments at value — unaffiliated(b)	$1,305,597,713	$3,046,250,583	$440,238,159
Investments at value — affiliated(c)	9,266,737	21,688,765	8,385,590
Cash	736,065	33,690	295,557
Cash pledged as collateral for OTC derivatives	3,870,000	19,400,000	733,100
Foreign currency at value(d)	1,342	2,167	—
Receivables:
Investments sold	—	23,999	—
Options written	121,670	—	—
Securities lending income — affiliated	—	14,620	—
Capital shares sold	1,823,743	—	737,330
Dividends — unaffiliated	157,800	336,131	949,711
Dividends — affiliated	373	908	268
Deferred offering costs	210,921	—	97,719
Prepaid expenses	9,533	2,482	7,830

Total assets	1,321,795,897	3,087,753,345	451,445,264

LIABILITIES
Options written at value(e)	23,184,725	58,550,377	5,640,230
Payables:
Investments purchased	—	—	707,712
Income dividend distributions	—	1,759,523	—
Investment advisory fees	951,665	3,073,880	356,937
Offering costs	2,935	—	5,604
Trustees’ and Officer’s fees	732	54,029	719
Options written	485	—	—
Other accrued expenses	311,252	571,528	208,089

Total liabilities	24,451,794	64,009,337	6,919,291

NET ASSETS	$1,297,344,103	$3,023,744,008	$444,525,973

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$433,020,307	$1,506,840,775	$314,870,698
Accumulated earnings	864,323,796	1,516,903,233	129,655,275

NET ASSETS	$1,297,344,103	$3,023,744,008	$444,525,973

Net asset value(f)(g)(h)	$51.94	$38.72	$23.80

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$412,754,110	$1,433,518,905	$290,880,807
(c) Investments at cost — affiliated	$9,266,737	$21,688,765	$8,385,590
(d) Foreign currency at cost	$1,339	$2,088	$—
(e) Premiums received	$15,190,758	$32,019,256	$3,877,608
(f) Shares outstanding	24,976,858	78,089,962	18,677,765
(g) Shares authorized	Unlimited	Unlimited	Unlimited
(h) Par value	$0.001	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Statements of Operations

Year Ended December 31, 2020

	BGR	CII	BDJ	BOE

INVESTMENT INCOME
Dividends — unaffiliated	$13,079,849	$12,836,186	$49,360,528	$24,447,690
Dividends — affiliated	41,384	22,692	32,973	25,270
Foreign taxes withheld	(865,770)	(272,738)	(1,073,758)	(899,179)

Total investment income	12,255,463	12,586,140	48,319,743	23,573,781

EXPENSES
Investment advisory	2,986,600	6,313,770	12,807,171	7,257,133
Professional	87,693	127,013	223,802	155,317
Transfer agent	71,496	89,167	174,840	98,131
Custodian	59,263	45,368	176,510	100,903
Accounting services	45,021	50,023	95,033	60,025
Trustees and Officer	43,385	53,137	146,025	61,943
Registration	10,425	15,423	90,378	22,924
Rating agency	10,289	15,228	23,809	15,057
Printing and postage	10,273	33,593	32,252	13,261
Miscellaneous	93,010	39,400	76,471	145,256

Total expenses	3,417,455	6,782,122	13,846,291	7,929,950
Less:
Fees waived and/or reimbursed by the Manager	(553,940)	(7,381)	(10,209)	(1,275,573)

Total expenses after fees waived and/or reimbursed	2,863,515	6,774,741	13,836,082	6,654,377

Net investment income	9,391,948	5,811,399	34,483,661	16,919,404

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(85,109,574)	71,730,365	71,244,334	(8,100,649)
Foreign currency transactions	(57,041)	—	(49,686)	(85,071)
Options written	(3,816,216)	(44,862,223)	(45,230,658)	(12,159,861)

	(88,982,831)	26,868,142	25,963,990	(20,345,581)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(34,360,271)	62,615,372	(74,491,510)	44,295,636
Foreign currency translations	101	—	20,428	71,358
Options written	1,280,070	2,067,363	(4,832,988)	1,625,233

	(33,080,100)	64,682,735	(79,304,070)	45,992,227

Net realized and unrealized gain (loss)	(122,062,931)	91,550,877	(53,340,080)	25,646,646

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(112,670,983)	$97,362,276	$(18,856,419)	$42,566,050

See notes to financial statements.

128	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended December 31, 2020

	BGY	BME	BMEZ(a)	BCX

INVESTMENT INCOME
Dividends — unaffiliated	$20,350,032	$5,277,171	$4,687,435	$25,574,373
Dividends — affiliated	56,675	31,667	2,382,340	51,624
Interest — unaffiliated	—	—	—	883,954
Securities lending income — affiliated — net	—	9,874	154,133	6,091
Other income — affiliated	—	—	18,746	—
Foreign withholding tax claims	43,971	—	—	—
Foreign taxes withheld	(1,535,345)	(77,204)	(307,594)	(1,427,980)

Total investment income	18,915,333	5,241,508	6,935,060	25,088,062

EXPENSES
Investment advisory	6,318,928	4,718,363	30,599,805	6,760,439
Professional	144,422	101,384	189,672	145,079
Transfer agent	90,439	69,764	137,710	99,945
Custodian	83,110	105,982	180,373	98,346
Trustees and Officer	51,020	30,224	138,070	46,847
Accounting services	50,024	30,018	243,116	60,025
Registration	36,940	11,657	—	31,829
Rating agency	14,119	12,518	32,278	41,954
Printing and postage	13,023	15,224	20,864	12,133
Offering	—	34,000	—	—
Miscellaneous	163,743	50,173	93,502	103,634

Total expenses	6,965,768	5,179,307	31,635,390	7,400,231
Less:
Fees waived and/or reimbursed by the Manager	(639,642)	(6,655)	(211,250)	(7,408)

Total expenses after fees waived and/or reimbursed	6,326,126	5,172,652	31,424,140	7,392,823

Net investment income (loss)	12,589,207	68,856	(24,489,080)	17,695,239

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,496,986)	32,372,500	204,396,889	(23,691,336)
Investments — affiliated	—	(368)	(1,005)	84
Foreign currency transactions	162,785	(3,374)	(52,049)	(12,315)
Options written	(14,426,621)	(10,979,173)	(73,164,412)	(27,953,946)

	(25,760,822)	21,389,585	131,179,423	(51,657,513)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	55,723,839 (b)	57,883,233	1,219,647,681	28,195,363
Investments — affiliated	—	(4)	—	(42)
Foreign currency translations	94,713	2,414	22,001	8,940
Options written	1,142,677	216,344	(15,715,638)	(5,633,867)

	56,961,229	58,101,987	1,203,954,044	22,570,394

Net realized and unrealized gain (loss)	31,200,407	79,491,572	1,335,133,467	(29,087,119)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,789,614	$79,560,428	$1,310,644,387	$(11,391,880)

(a) Commencement of Operations January 30, 2020. (b) Net of deferred foreign capital gain tax
	$(379,423)	$—	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	129

Statements of Operations  (continued)

Year Ended December 31, 2020

	BST(a)	BSTZ(a)	BUI

INVESTMENT INCOME
Dividends — unaffiliated	$2,581,030	$3,156,085	$9,960,872
Dividends — affiliated	26,603	140,622	37,673
Securities lending income — affiliated — net	24,064	384,979	—
Non-cash dividends — unaffiliated	—	—	573,051
Other income — affiliated	—	25,547	—
Foreign taxes withheld	(167,348)	(311,399)	(506,180)

Total investment income	2,464,349	3,395,834	10,065,416

EXPENSES
Investment advisory	9,223,005	25,390,167	3,761,645
Custodian	162,942	205,525	65,004
Professional	153,129	281,333	105,068
Transfer agent	99,658	82,860	60,316
Trustees and Officer	54,924	120,585	23,956
Accounting services	50,023	205,319	50,023
Offering	34,000	—	34,000
Printing and postage	17,225	31,608	12,368
Rating agency	17,023	27,814	38,955
Registration	9,611	28,012	9,937
Miscellaneous	260,319	594,860	72,335

Total expenses	10,081,859	26,968,083	4,233,607
Less:
Fees waived and/or reimbursed by the Manager	(927,479)	(19,394)	(101,037)

Total expenses after fees waived and/or reimbursed	9,154,380	26,948,689	4,132,570

Net investment income (loss)	(6,690,031)	(23,552,855)	5,932,846

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	96,307,302	270,681,723	23,201,036
Investments — affiliated	(495)	12,213	—
Foreign currency transactions	(154,604)	(348,350)	3,238
Options written	(84,555,532)	(202,293,958)	(18,127,502)

	11,596,671	68,051,628	5,076,772

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	521,383,881	1,460,465,693	47,664,924
Foreign currency translations	548	(99)	16,070
Options written	(5,087,878)	(19,964,341)	(401,327)

	516,296,551	1,440,501,253	47,279,667

Net realized and unrealized gain	527,893,222	1,508,552,881	52,356,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$521,203,191	$1,485,000,026	$58,289,285

(a)	Consolidated Statement of Operations.

See notes to financial statements.

130	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BGR		CII
	Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,391,948	$10,075,651	$5,811,399	$8,012,154
Net realized gain (loss)	(88,982,831)	(24,802,316)	26,868,142	20,096,351
Net change in unrealized appreciation (depreciation)	(33,080,100)	60,005,258	64,682,735	134,499,339

Net increase (decrease) in net assets resulting from operations	(112,670,983)	45,278,593	97,362,276	162,607,844

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(9,329,536)	(10,080,237)	(46,327,470)	(27,696,642)
Return of capital	(10,213,545)	(17,693,107)	—	(16,349,752)

Decrease in net assets resulting from distributions to shareholders	(19,543,081)	(27,773,344)	(46,327,470)	(44,046,394)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(4,813,281)	—	—	—

NET ASSETS
Total increase (decrease) in net assets	(137,027,345)	17,505,249	51,034,806	118,561,450
Beginning of year	374,895,823	357,390,574	792,638,396	674,076,946

End of year	$237,868,478	$374,895,823	$843,673,202	$792,638,396

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	131

Statements of Changes in Net Assets (continued)

	BDJ		BOE
	Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$34,483,661	$35,572,226	$16,919,404	$20,684,957
Net realized gain (loss)	25,963,990	79,452,284	(20,345,581)	(37,889,330)
Net change in unrealized appreciation (depreciation)	(79,304,070)	269,293,501	45,992,227	148,014,247

Net increase (decrease) in net assets resulting from operations	(18,856,419)	384,318,011	42,566,050	130,809,874

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(112,342,324)	(140,879,229)	(16,818,451)	(20,682,389)
Return of capital	—	—	(32,343,267)	(29,979,719)

Decrease in net assets resulting from distributions to shareholders	(112,342,324)	(140,879,229)	(49,161,718)	(50,662,108)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(11,354,242)	—	(14,886,112)	(27,037,545)

NET ASSETS
Total increase (decrease) in net assets	(142,552,985)	243,438,782	(21,481,780)	53,110,221
Beginning of year	1,881,675,290	1,638,236,508	807,711,782	754,601,561

End of year	$1,739,122,305	$1,881,675,290	$786,230,002	$807,711,782

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

132	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BGY		BME
	Year Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,589,207	$16,918,169	$68,856	$633,566
Net realized gain (loss)	(25,760,822)	(36,948,302)	21,389,585	23,093,368
Net change in unrealized appreciation	56,961,229	134,495,399	58,101,987	56,152,699

Net increase in net assets resulting from operations	43,789,614	114,465,266	79,560,428	79,879,633

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(12,744,924)	(36,797,115)	(27,390,801)	(25,002,003)
Return of capital	(29,856,975)	(6,617,930)	—	—

Decrease in net assets resulting from distributions to shareholders	(42,601,899)	(43,415,045)	(27,390,801)	(25,002,003)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	45,251,850	37,463,441
Reinvestment of distributions	—	—	1,742,431	1,756,542
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,486,085)	(11,037,544)	—	—

Net increase (decrease) in net assets derived from capital share transactions	(7,486,085)	(11,037,544)	46,994,281	39,219,983

NET ASSETS
Total increase (decrease) in net assets	(6,298,370)	60,012,677	99,163,908	94,097,613
Beginning of year	683,247,127	623,234,450	446,772,591	352,674,978

End of year	$676,948,757	$683,247,127	$545,936,499	$446,772,591

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	133

Statement of Changes in Net Assets (continued)

	BMEZ	BCX
	Period from
	01/30/20 (a)	Year Ended December 31,
	to 12/31/20	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(24,489,080)	$17,695,239	$21,201,953
Net realized gain (loss)	131,179,423	(51,657,513)	(20,246,713)
Net change in unrealized appreciation	1,203,954,044	22,570,394	108,031,599

Net increase (decrease) in net assets resulting from operations	1,310,644,387	(11,391,880)	108,986,839

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(101,402,843)	(20,310,556)	(21,302,066)
Return of capital	—	(27,173,604)	(36,208,319)

Decrease in net assets resulting from distributions to shareholders	(101,402,843)	(47,484,160)	(57,510,385)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	2,253,296,500	—	—
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(17,262,335)	(27,004,375)

Net increase (decrease) in net assets derived from capital share transactions	2,253,296,500	(17,262,335)	(27,004,375)

NET ASSETS
Total increase (decrease) in net assets	3,462,538,044	(76,138,375)	24,472,079
Beginning of period	100,000	822,753,738	798,281,659

End of period	$3,462,638,044	$746,615,363	$822,753,738

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

134	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BST		BSTZ
				Period from
	Year Ended December 31,		Year Ended	06/27/19 (a)
	2020 (b)	2019	12/31/20 (b)	to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(6,690,031)	$(3,710,069)	$(23,552,855)	$(3,753,861)
Net realized gain (loss)	11,596,671	75,947,016	68,051,628	(28,717,347)
Net change in unrealized appreciation	516,296,551	146,625,953	1,440,501,253	145,700,507

Net increase in net assets resulting from operations	521,203,191	218,862,900	1,485,000,026	113,229,299

DISTRIBUTIONS TO SHAREHOLDERS(c)
From net realized gain	(49,046,315)	(78,918,792)	(85,373,164)	—
Return of capital	—	—	(11,848,839)	(39,001,740)

Decrease in net assets resulting from distributions to shareholders	(49,046,315)	(78,918,792)	(97,222,003)	(39,001,740)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	80,490,747	9,976,531	—	1,557,499,120
Reinvestment of distributions	2,024,962	4,843,194	—	4,139,306

Net increase in net assets derived from capital share transactions	82,515,709	14,819,725	—	1,561,638,426

NET ASSETS
Total increase in net assets	554,672,585	154,763,833	1,387,778,023	1,635,865,985
Beginning of period	742,671,518	587,907,685	1,635,965,985	100,000

End of period	$1,297,344,103	$742,671,518	$3,023,744,008	$1,635,965,985

(a)	Commencement of operations.
(b)	Consolidated Statement of Changes in Net Assets.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	135

Statements of Changes in Net Assets (continued)

	BUI
	Year Ended December 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,932,846	$6,287,990
Net realized gain	5,076,772	18,652,295
Net change in unrealized appreciation	47,279,667	54,988,272

Net increase in net assets resulting from operations	58,289,285	79,928,557

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(22,859,592)	(22,233,727)
Return of capital	(3,077,573)	(2,538,581)

Decrease in net assets resulting from distributions to shareholders	(25,937,165)	(24,772,308)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	27,563,701	7,651,380
Reinvestment of distributions	1,273,042	1,596,219

Net increase in net assets derived from capital share transactions	28,836,743	9,247,599

NET ASSETS
Total increase in net assets	61,188,863	64,403,848
Beginning of year	383,337,110	318,933,262

End of year	$444,525,973	$383,337,110

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

136	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended December 31, 2020

	BGR	CII	BDJ	BOE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(112,670,983)	$97,362,276	$(18,856,419)	$42,566,050
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	160,179,901	430,156,552	924,261,878	495,069,567
Purchases of long-term investments	(151,796,605)	(341,452,003)	(782,417,279)	(442,959,231)
Net proceeds from sales (purchases) of short-term securities	9,326,904	(7,190,409)	(12,016,637)	1,138,392
Premiums paid on closing options written	(26,865,023)	(145,267,425)	(242,007,859)	(72,492,653)
Premiums received from options written	24,043,374	104,473,038	203,800,891	63,183,112
Net realized (gain) loss on investments and options written	89,167,084	(26,828,137)	(25,321,871)	20,379,264
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	33,080,152	(64,682,735)	79,324,498	(45,920,869)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	15,037	6,569	25,644	3,955
Dividends — unaffiliated	32,290	228,043	(329,329)	1,175,693
Prepaid expenses	(4,328)	8,031	(68,906)	5,872
Increase (Decrease) in Liabilities
Payables
Investment advisory fees	(395,603)	(504,837)	(1,332,433)	(548,460)
Trustees’ and Officer’s fees	(6,356)	13,488	32,029	(16,100)
Other accrued expenses	81,619	48,055	116,284	99,614

Net cash provided by operating activities	24,187,463	46,370,506	125,210,491	61,684,206

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(19,617,826)	(46,304,732)	(113,368,211)	(49,142,599)
Net payments on redemption of capital shares	(4,483,069)	—	(11,354,242)	(14,531,789)
Increase (decrease) in bank overdraft	(27,693)	(35,774)	(487,574)	1,372,586

Net cash used for financing activities	(24,128,588)	(46,340,506)	(125,210,027)	(62,301,802)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	51	—	85	(4,728)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	58,926	30,000	549	(622,324)
Restricted and unrestricted cash and foreign currency at beginning of year	—	—	1,188	5,528,094

Restricted and unrestricted cash and foreign currency at end of year	$58,926	$30,000	$1,737	$4,905,770

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Collateral — exchange-traded options written	$—	$—	$—	$4,880,000
Collateral — OTC derivatives	—	30,000	—	20,000
Foreign currency at value	58,926	—	1,737	5,770

	$58,926	$30,000	$1,737	$4,905,770

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	137

Statements of Cash Flows  (continued)

Year Ended December 31, 2020

	BGY	BME	BMEZ(a)	BCX

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$43,789,614	$79,560,428	$1,310,644,387	$(11,391,880)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments	401,896,747	132,111,714	1,011,206,347	584,871,424
Purchases of long-term investments	(368,119,885)	(133,081,959)	(3,109,523,503)	(527,031,550)
Net proceeds from sales (purchases) of short-term securities	17,231,461	(10,134,696)	(27,926,468)	13,601,921
Premiums paid on closing options written	(59,499,156)	(58,620,700)	(220,307,256)	(89,836,687)
Premiums received from options written	46,823,706	50,615,469	203,412,129	65,180,026
Net realized (gain) loss on investments and options written	25,931,291	(21,316,455)	(129,786,632)	51,974,747
Net unrealized appreciation on investments, options written and foreign currency translations	(56,961,229)	(58,099,573)	(1,203,932,043)	(22,561,454)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	22,686	6,447	(412)	20,075
Dividends — unaffiliated	1,213,454	(53,102)	(593,687)	358,802
Securities lending income — affiliated	—	7,266	(49,938)	1,300
Prepaid expenses	4,936	833	(20,218)	5,949
Deferred offering costs	—	22,798	—	—
Increase (Decrease) in Liabilities
Collateral on securities loaned at value	—	(151,101)	9,577,820	(180,501)
Payables
Deferred capital gain tax	379,423	—	—	—
Investment advisory fees	(490,543)	(269,708)	3,565,202	(707,718)
Trustees’ and Officer’s fees	(22,748)	1,832	47,447	(18,746)
Other accrued expenses	117,048	49,649	450,394	95,035

Net cash provided by (used for) operating activities	52,316,805	(19,350,858)	(2,153,236,431)	64,380,743

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(42,603,977)	(25,648,370)	(99,101,551)	(47,524,083)
Net payments on redemption of capital shares	(7,486,085)	—	—	(16,719,878)
Increase in bank overdraft	—	—	205,455	—
Proceeds from issuance of capital shares	—	45,085,719	2,253,296,500	—

Net cash provided by (used for) for financing activities	(50,090,062)	19,437,349	2,154,400,404	(64,243,961)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(8,055)	—	32	(281)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	2,218,688	86,491	1,164,005	136,501
Restricted and unrestricted cash and foreign currency at beginning of period	8,516,561	125,205	100,000	87,051

Restricted and unrestricted cash and foreign currency at end of period	$10,735,249	$211,696	$1,264,005	$223,552

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$—	$1,742,431	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$211,253	$—	$134,698
Cash pledged
Collateral — exchange-traded options written	7,091,000	—	—	—
Collateral — OTC derivatives	2,009,649	—	1,263,000	—
Foreign currency at value	1,634,600	443	1,005	88,854

	$10,735,249	$211,696	$1,264,005	$223,552

(a)	Commencement of Operations January 30, 2020.

See notes to financial statements.

138	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (continued)

Year Ended December 31, 2020

	BST(a)	BSTZ(a)	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$521,203,191	$1,485,000,026	$58,289,285
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments	234,337,327	1,164,068,540	146,995,127
Purchases of long-term investments	(182,718,806)	(923,624,640)	(142,793,758)
Net proceeds from sales (purchases) of short-term securities	(385,716)	141,475,335	4,330,556
Premiums paid on closing options written	(184,853,117)	(392,002,278)	(43,759,673)
Premiums received from options written	108,147,719	207,908,420	27,192,864
Net realized gain on investments and options written	(11,743,774)	(68,399,978)	(4,906,853)
Net unrealized appreciation on investments, options written and foreign currency translations	(516,296,003)	(1,440,501,352)	(47,263,597)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	23,632	113,806	15,015
Dividends — unaffiliated	1,686	(65,078)	(260,796)
Securities lending income — affiliated	6,359	102,583	—
Prepaid expenses	(4,119)	(494)	(5,076)
Deferred offering costs	40,507	—	27,640
Increase (Decrease) in Liabilities
Collateral on securities loaned at value	—	(66,926,868)	—
Payables
Investment advisory fees	(89,959)	(209,977)	(245,337)
Trustees’ and Officer’s fees	327	45,206	653
Other accrued expenses	154,195	183,262	103,017

Net cash provided by (used for) operating activities	(32,176,551)	107,166,513	(2,280,933)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(47,021,353)	(96,983,159)	(24,664,123)
Payments for offering costs	(35,805)	—	(30,176)
Proceeds from issuance of capital shares	80,908,562	—	27,182,140

Net cash provided by (used for) for financing activities	33,851,404	(96,983,159)	2,487,841

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	27	60	—

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	1,674,880	10,183,414	206,908
Restricted and unrestricted cash and foreign currency at beginning of year	2,932,527	9,252,443	821,749

Restricted and unrestricted cash and foreign currency at end of year	$4,607,407	$19,435,857	$1,028,657

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$2,024,962	$—	$1,273,042

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Cash	$736,065	$33,690	$295,557
Cash pledged
Collateral — OTC derivatives	3,870,000	19,400,000	733,100
Foreign currency at value	1,342	2,167	—

	$4,607,407	$19,435,857	$1,028,657

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	139

Financial Highlights

(For a share outstanding throughout each period)

	BGR
	Year Ended December 31,
	2020		2019	2018	2017		2016

Net asset value, beginning of year	$12.57		$11.98	$15.79	$16.33		$14.05

Net investment income(a)	0.32		0.34	0.28	0.40	(b)	0.27
Net realized and unrealized gain (loss)	(4.06)		1.18	(3.16)	(0.01)		3.01

Net increase (decrease) from investment operations	(3.74)		1.52	(2.88)	0.39		3.28

Distributions(c)
From net investment income	(0.32)		(0.34)	(0.27)	(0.40)		(0.27)
Return of capital	(0.34)		(0.59)	(0.66)	(0.53)		(0.73)

Total distributions	(0.66)		(0.93)	(0.93)	(0.93)		(1.00)

Net asset value, end of year	$8.17		$12.57	$11.98	$15.79		$16.33

Market price, end of year	$7.10		$11.88	$10.45	$14.18		$14.44

Total Return(d)
Based on net asset value	(29.03)%		13.74%	(18.84)%	3.49%		25.07%

Based on market price	(34.74)%		23.23%	(21.16)%	5.11%		24.01%

Ratios to Average Net Assets
Total expenses	1.37	%(e)	1.35%	1.29%	1.31%		1.31%

Total expenses after fees waived and/or reimbursed	1.15	%(e)	1.16%	1.14%	1.18%		1.24%

Net investment income	3.77	%(e)	2.67%	1.87%	2.69	%(b)	1.80%

Supplemental Data
Net assets, end of year (000)	$237,868		$374,896	$357,391	$471,062		$487,064

Portfolio turnover rate	62%		24%	32%	24%		33%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend from BakerHughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

140	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	CII
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$17.96	$15.28	$17.19		$15.08	$15.11

Net investment income(a)	0.13	0.18	0.17		0.15	0.13
Net realized and unrealized gain (loss)	2.08	3.50	(1.09)		2.95	0.99

Net increase (decrease) from investment operations	2.21	3.68	(0.92)		3.10	1.12

Distributions(b)
From net investment income	(0.13)	(0.19)	(0.17	)(c)	(0.15)	(0.13)
From net realized gain	(0.92)	(0.44)	(0.28	)(c)	—	(0.04)
Return of capital	—	(0.37)	(0.54)		(0.84)	(0.98)

Total distributions	(1.05)	(1.00)	(0.99)		(0.99)	(1.15)

Net asset value, end of year	$19.12	$17.96	$15.28		$17.19	$15.08

Market price, end of year	$17.40	$17.25	$14.08		$16.38	$13.71

Total Return(d)
Based on net asset value	13.94%	25.08%	(5.44)%		21.69%	8.66%

Based on market price	7.97%	30.38%	(8.56)%		27.54%	5.56%

Ratios to Average Net Assets
Total expenses	0.91%	0.91%	0.90%		0.93%	0.95%

Total expenses after fees waived and/or reimbursed	0.91%	0.91%	0.90%		0.93%	0.95%

Net investment income	0.78%	1.08%	1.00%		0.94%	0.89%

Supplemental Data
Net assets, end of year (000)	$843,673	$792,638	$674,077		$758,400	$665,159

Portfolio turnover rate	46%	32%	27%		32%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BDJ
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$10.03	$8.74	$9.96		$9.22	$8.70

Net investment income(a)	0.18	0.18	0.18	(b)	0.16	0.17
Net realized and unrealized gain (loss)	(0.26)	1.86	(0.84)		1.14	0.91

Net increase (decrease) from investment operations	(0.08)	2.04	(0.66)		1.30	1.08

Distributions(c)
From net investment income	(0.15)	(0.08)	(0.18	)(d)	(0.17)	(0.17)
From net realized gain	(0.45)	(0.67)	(0.38	)(d)	(0.39)	—
Return of capital	—	—	—		—	(0.39)

Total distributions	(0.60)	(0.75)	(0.56)		(0.56)	(0.56)

Net asset value, end of year	$9.35	$10.03	$8.74		$9.96	$9.22

Market price, end of year	$8.47	$9.92	$7.77		$9.23	$8.15

Total Return(e)
Based on net asset value	0.77%	24.52%	(6.59)%		15.06%	13.90%

Based on market price	(7.70)%	38.53%	(10.39)%		20.63%	15.11%

Ratios to Average Net Assets
Total expenses	0.86%	0.87%	0.85%		0.86%	0.87%

Total expenses after fees waived and/or reimbursed	0.86%	0.87%	0.85%		0.86%	0.85%

Net investment income	2.15%	1.99%	1.85	%(b)	1.73%	1.91%

Supplemental Data
Net assets, end of year (000)	$1,739,122	$1,881,675	$1,638,237		$1,868,457	$1,741,649

Portfolio turnover rate	48%	40%	34%		42%	33%

(a)	Based on average Common Shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

142	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BOE
	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value, beginning of year	$12.32	$11.07	$13.22		$13.38		$14.25

Net investment income(a)	0.26	0.30	0.31		0.17		0.15
Net realized and unrealized gain (loss)	0.46	1.71	(1.61)		1.96		0.03

Net increase (decrease) from investment operations	0.72	2.01	(1.30)		2.13		0.18

Distributions(b)
From net investment income	(0.26)	(0.31)	(0.31	)(c)	(0.19)		(0.10)
From net realized gain	—	—	(0.52	)(c)	(2.10)		—
Return of capital	(0.50)	(0.45)	(0.02)		—		(0.95)

Total distributions	(0.76)	(0.76)	(0.85)		(2.29)		(1.05)

Net asset value, end of year	$12.28	$12.32	$11.07		$13.22		$13.38

Market price, end of year	$10.91	$10.99	$9.37		$12.51		$11.57

Total Return(d)
Based on net asset value	7.65%	19.54%	(9.63)%		17.22	%(e)	2.62%

Based on market price	7.22%	25.98%	(19.16)%		28.28%		(0.90)%

Ratios to Average Net Assets(f)
Total expenses	1.09%	1.12%	1.08%		1.09%		1.10%

Total expenses after fees waived and/or reimbursed	0.92%	0.94%	0.94%		1.02%		1.05%

Net investment income	2.33%	2.62%	2.52%		1.20%		1.15%

Supplemental Data
Net assets, end of year (000)	$786,230	$807,712	$754,602		$911,227		$929,897

Portfolio turnover rate	61%	26%	28%		133%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	—%	—%	—%	0.01%	—%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	143

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGY
	Year Ended December 31,
	2020	2019	2018		2017		2016

Net asset value, beginning of year	$6.47	$5.79	$7.06		$6.28		$6.95

Net investment income(a)	0.12	0.16	0.17	(b)	0.09		0.09
Net realized and unrealized gain (loss)	0.31	0.93	(1.00)		1.15		(0.24)

Net increase (decrease) from investment operations	0.43	1.09	(0.83)		1.24		(0.15)

Distributions(c)
From net investment income	(0.13)	(0.16)	(0.16	)(d)	(0.09)		(0.07)
From net realized gain	—	(0.19)	(0.28	)(d)	—		—
Return of capital	(0.28)	(0.06)	—		(0.37)		(0.45)

Total distributions	(0.41)	(0.41)	(0.44)		(0.46)		(0.52)

Net asset value, end of year	$6.49	$6.47	$5.79		$7.06		$6.28

Market price, end of year	$5.87	$5.89	$4.98		$6.52		$5.51

Total Return(e)
Based on net asset value	8.18%	20.20%	(11.48)%		20.88	%(f)	(1.12)%

Based on market price	7.49%	27.22%	(17.55)%		27.23%		(3.37)%

Ratios to Average Net Assets(g)
Total expenses	1.10%	1.13%	1.09%		1.12%		1.12%

Total expenses after fees waived and/or reimbursed	1.00%	1.03%	0.99%		1.02%		1.02%

Net investment income	1.99%	2.57%	2.59	%(b)	1.31%		1.41%

Supplemental Data
Net assets, end of year (000)	$676,949	$683,247	$623,234		$769,678		$690,628

Portfolio turnover rate	60%	28%	60%		90%		74%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	—%	—%	—%	0.02%	0.01%

See notes to financial statements.

144	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BME
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$41.19	$35.87	$35.69		$31.30	$36.19

Net investment income(a)	0.01	0.06	0.07		0.02	0.02
Net realized and unrealized gain (loss)	6.86	7.66	2.51		6.77	(1.91)

Net increase (decrease) from investment operations	6.87	7.72	2.58		6.79	(1.89)

Distributions(b)
From net investment income	(0.05)	(0.12)	(0.07	)(c)	(0.04)	(0.03)
From net realized gain	(2.35)	(2.28)	(2.33	)(c)	(2.11)	(2.97)
Return of capital	—	—	—		(0.25)	—

Total distributions	(2.40)	(2.40)	(2.40)		(2.40)	(3.00)

Net asset value, end of year	$45.66	$41.19	$35.87		$35.69	$31.30

Market price, end of year	$47.59	$42.50	$36.45		$36.50	$31.75

Total Return(d)
Based on net asset value	17.50%	22.26%	7.26%		22.17%	(5.36)%

Based on market price	18.69%	24.15%	6.57%		23.17%	(11.71)%

Ratios to Average Net Assets(e)
Total expenses	1.10%	1.09%	1.11%		1.12%	1.15	%(f)

Total expenses after fees waived and/or reimbursed	1.10%	1.09%	1.11%		1.12%	1.14%

Net investment income	0.01%	0.16%	0.19%		0.06%	0.07%

Supplemental Data
Net assets, end of year (000)	$545,936	$446,773	$352,675		$331,858	$270,693

Portfolio turnover rate	28%	47%	37%		38%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%

(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	145

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BMEZ
	Period from 01/30/20 to 12/31/20	(a)

Net asset value, beginning of period	$20.00

Net investment loss(b)	(0.22)
Net realized and unrealized gain	11.85

Net increase from investment operations	11.63

Distributions from net realized gains(c)	(0.90)

Net asset value, end of period	$30.73

Market price, end of period	$28.65

Total Return(d)
Based on net asset value	59.62	%(e)(f)

Based on market price	48.82	%(f)

Ratios to Average Net Assets
Total expenses	1.29	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.28	%(g)(h)

Net investment loss	(1.00	)%(g)(h)

Supplemental Data
Net assets, end of period (000)	$3,462,638

Portfolio turnover rate	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.02%.

See notes to financial statements.

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Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BCX
	Year Ended December 31,
	2020	2019	2018	2017		2016

Net asset value, beginning of year	$9.04	$8.44	$10.64	$9.86		$8.35

Net investment income(a)	0.20	0.23	0.22	0.20	(b)	0.14
Net realized and unrealized gain (loss)	(0.26)	0.99	(1.80)	1.19		1.95

Net increase (decrease) from investment operations	(0.06)	1.22	(1.58)	1.39		2.09

Distributions(c)
From net investment income	(0.23)	(0.23)	(0.19)	(0.24)		(0.15)
Return of capital	(0.30)	(0.39)	(0.43)	(0.37)		(0.43)

Total distributions	(0.53)	(0.62)	(0.62)	(0.61)		(0.58)

Net asset value, end of year	$8.45	$9.04	$8.44	$10.64		$9.86

Market price, end of year	$7.41	$8.07	$7.06	$9.77		$8.27

Total Return(d)
Based on net asset value	1.56%	15.88%	(14.90)%	15.60%		27.41%

Based on market price	(0.23)%	23.67%	(22.47)%	26.55%		25.50%

Ratios to Average Net Assets
Total expenses	1.09%	1.11%	1.08%	1.08%		1.08%

Total expenses after fees waived and/or reimbursed	1.09%	1.11%	1.08%	1.08%		1.08%

Net investment income	2.62%	2.56%	2.17%	2.06	%(b)	1.61%

Supplemental Data
Net assets, end of year (000)	$746,615	$822,754	$798,282	$1,027,472		$976,899

Portfolio turnover rate	78%	69%	66%	73%		101%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	147

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BST
	Year Ended December 31,
	2020(a)		2019	2018		2017	2016

Net asset value, beginning of year	$32.45		$26.21	$27.73		$20.10	$19.70

Net investment loss(b)	(0.28)		(0.17)	(0.13)		(0.05)	0.00 (c)
Net realized and unrealized gain	21.82		9.92	0.37		8.96	1.60

Net increase from investment operations	21.54		9.75	0.24		8.91	1.60

Distributions(d)
From net investment income	—		—	—	(e)	(0.05)	—
From net realized gain	(2.05)		(3.51)	(1.76	)(e)	(0.22)	—
Return of capital	—		—	—		(1.01)	(1.20)

Total distributions	(2.05)		(3.51)	(1.76)		(1.28)	(1.20)

Net asset value, end of year	$51.94		$32.45	$26.21		$27.73	$20.10

Market price, end of year	$53.30		$33.27	$27.48		$26.69	$17.94

Total Return(f)
Based on net asset value	68.76	%(g)	37.82%	0.24%		45.73%	9.36%

Based on market price	68.92%		34.77%	9.18%		57.15%	11.08%

Ratios to Average Net Assets
Total expenses	1.09%		1.08%	1.09%		1.09%	1.10%

Total expenses after fees waived and/or reimbursed	0.99%		0.92%	0.89%		0.89%	0.90%

Net investment income (loss)	(0.73)%		(0.52)%	(0.43)%		(0.19)%	0.02%

Supplemental Data
Net assets, end of year (000)	$1,297,344		$742,672	$587,908		$620,300	$452,443

Portfolio turnover rate	20%		32%	53%		41%	74%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

See notes to consolidated financial statements.

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Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSTZ
	Year Ended 12/31/20	(a)	Period from 06/27/19 to 12/31/19	(b)

Net asset value, beginning of period	$20.95		$20.00

Net investment loss(c)	(0.30)		(0.05)
Net realized and unrealized gain	19.32		1.50

Net increase from investment operations	19.02		1.45

Distributions(d)
From net realized gain	(1.10)		—
Return of capital	(0.15)		(0.50)

Total distributions	(1.25)		(0.50)

Net asset value, end of period	$38.72		$20.95

Market price, end of period	$36.38		$20.50

Total Return(e)
Based on net asset value	94.60	%(f)	7.40	%(g)

Based on market price	86.85%		5.10	%(g)

Ratios to Average Net Assets
Total expenses	1.33%		1.32	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.33%		1.30	%(h)(i)

Net investment loss	(1.16)%		(0.48	)%(h)(i)

Supplemental Data
Net assets, end of period (000)	$3,023,744		$1,635,966

Portfolio turnover rate	45%		16%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.
(i)	Annualized.

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	149

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BUI
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$22.02	$18.77	$21.12		$19.42	$19.50

Net investment income(a)	0.33	0.37	0.49		0.56	0.56
Net realized and unrealized gain (loss)	2.90	4.33	(1.39)		2.59	0.81

Net increase (decrease) from investment operations	3.23	4.70	(0.90)		3.15	1.37

Distributions(b)
From net investment income	(0.20)	(0.24)	(0.63	)(c)	(0.47)	(0.49)
From net realized gain	(1.08)	(1.06)	(0.81	)(c)	(0.98)	(0.53)
Return of capital	(0.17)	(0.15)	(0.01)		—	(0.43)

Total distributions	(1.45)	(1.45)	(1.45)		(1.45)	(1.45)

Net asset value, end of year	$23.80	$22.02	$18.77		$21.12	$19.42

Market price, end of year	$25.04	$22.31	$19.76		$21.62	$18.41

Total Return(d)
Based on net asset value	15.87%	25.63%	(4.40)%		16.62%	7.57%

Based on market price	20.32%	20.91%	(1.68)%		25.93%	18.50%

Ratios to Average Net Assets
Total expenses	1.13%	1.12%	1.12%		1.11%	1.13%

Total expenses after fees waived and/or reimbursed	1.10%	1.10%	1.09%		1.09%	1.13%

Net investment income	1.58%	1.78%	2.46%		2.70%	2.83%

Supplemental Data
Net assets, end of year (000)	$444,526	$383,337	$318,933		$357,776	$328,297

Portfolio turnover rate	39%	39%	28%		31%	8%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

See notes to financial statements.

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Notes to Financial Statements

1.    ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Health Sciences Trust II	BMEZ	Delaware	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Science and Technology Trust II	BSTZ	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior to commencement of operations on January 30, 2020, BMEZ had no operations other than those relating to organizational matters and the sale of 5,000 common shares on November 6, 2019 to BlackRock Financial Management, Inc., an affiliate of BMEZ, for $100,000. Investment operations for BMEZ commenced on January 30, 2020.

Basis of Consolidation: The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are subject to US federal and state taxes to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BST. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $4,454,600, which is 0.3% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.

The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are subject to US federal and state taxes to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BSTZ. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were $17,820,167, which is 0.6% of BSTZ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

N O T E S T O F I N A N C I A L S T A T E M E N T S	151

Notes to Financial Statements  (continued)

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Trust’s distributions paid during the period.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset BCX’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Prior to commencement of operations, organization costs associated with the establishment of BMEZ and offering expenses of BMEZ with respect to the issuance of shares in the amounts of $140,500 and $4,295,804, respectively, were paid by the Manager. BMEZ is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign

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Notes to Financial Statements  (continued)

exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

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Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2020, certain investments of were fair valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.    SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Trusts to make future cash payments. As of December 31, 2020, BME, BMEZ, and BSTZ had outstanding commitments of $1,742,350, $35,818,890, and $7,403,800, respectively. These commitments are not included in the net assets of the Trusts as of December 31, 2020.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value -, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can

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Notes to Financial Statements  (continued)

resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BME
Credit Suisse Securities (USA) LLC	$97,092	$(97,092)	$—

BMEZ
Citigroup Global Markets, Inc.	$737,334	$(737,334)	$—
Credit Suisse Securities (USA) LLC	1,474,669	(1,474,669)	—
Goldman Sachs & Co.	271,031	(271,031)	—
Morgan Stanley & Co. LLC	6,596,421	(6,596,421)	—

	$9,079,455	$(9,079,455)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty

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Notes to Financial Statements  (continued)

is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:

	BGR	BDJ	BOE	BME
Investment advisory fees	1.20%	0.80%	1.00%	1.00%

Average daily value of each Trusts’s net assets:

	CII	BGY	BUI
Investment advisory fees	0.85%	1.00%	1.00%

Average daily value of each Trusts’s managed assets:

	BMEZ	BST	BSTZ
Investment advisory fees	1.25%	1.00%	1.25%

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the Subsidiary) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the Subsidiary).

For purposes of calculating these fees, “net assets” mean the total assets of BGR, BDJ, BOE, BGY, BME, CII, BCX and BUI minus the sum of its accrued liabilities.

For purposes of calculating these fees, “managed assets” are determined as total assets of BST, BSTZ and BMEZ (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to BST and BSTZ Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BST and BSTZ pays the Manager based on the Trust’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: BME, BST and BUI have entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME, BST and BUI will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the year ended December 31, 2020 amounted to $91,491, $55,741, and $162,963 for each of BME, BST and BUI, respectively.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

		Expiration Date
BST	0.10%	December 31, 2020
	0.05	December 31, 2021

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The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets (BGR and BOE) or average daily net assets (BUI and BGY), as follows:

BGR	BOE	BGY	BUI
0.220%	0.175%	0.100%	0.025%

These voluntary waivers may be reduced or discontinued at any time without notice.

For the year ended December 31, 2020, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Amounts Waived
BGR	$547,543
BOE	1,269,999
BGY	631,893
BST	922,300
BUI	94,041

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Trust Name	Amounts Waived
BGR	$6,397
CII	7,381
BDJ	10,209
BOE	5,574
BGY	7,749
BME	6,655
BMEZ	211,250
BCX	7,408
BST	5,179
BSTZ	19,394
BUI	6,996

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended December 31, 2020, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”). Each Trust retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income (which excludes collateral investment expenses) in an amount equal to 85% of securities lending income.

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Notes to Financial Statements  (continued)

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated – net in the Statements of Operations. For the year ended December 31, 2020, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts
BME	$1,998
BMEZ	29,923
BCX	1,337
BST	5,220
BSTZ	81,848

BSTZ and BMEZ recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $25,547 and $18,746, respectively, which is included in Other income-affiliated in the Statements of Operations.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BST	$—	$19,456	$(9,222)
BSTZ	4,681,538	20,687,465	6,750,083

7.    PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BGR	$152,984,490	$160,232,008
CII	341,452,003	430,489,530
BDJ	779,378,886	923,012,270
BOE	442,944,912	494,496,158
BGY	368,119,885	401,906,867
BME	133,198,471	132,144,807
BMEZ	3,125,137,390	1,011,854,953
BCX	527,164,888	589,018,896
BST	182,717,532	234,337,327
BSTZ	925,859,425	1,164,076,901
BUI	143,501,470	146,995,127

8.    INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses and net operating losses were reclassified to the following accounts:

	BGR	CII	BDJ	BOE	BGY	BME	BMEZ	BCX	BST	BSTZ	BUI
Paid-in capital	$—	$—	$(5,845)	$—	$—	$(34,000)	$—	$—	$(6,830,674)	$3,578	$(34,085)
Accumulated earnings (loss)	—	—	5,845	—	—	34,000	—	—	6,830,674	(3,578)	34,085

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The tax character of distributions paid was as follows:

	Periods	BGR	CII	BDJ	BOE	BGY	BME	BMEZ	BCX	BST	BSTZ	BUI
Ordinary income	12/31/20	$9,329,536	$5,824,766	$27,765,611	$16,818,451	$12,744,924	$7,153,739	$101,402,843	$20,310,556	$—	$6,255,953	$8,067,250
	12/31/19	10,080,237	8,072,143	22,868,103	20,682,389	16,830,492	1,199,799	—	21,302,066	—	—	4,110,805
Long-term capital gains	12/31/20	—	40,502,704	84,576,713	—	—	20,237,062	—	—	49,046,315	79,117,211	14,792,342
	12/31/19	—	19,624,499	118,011,126	—	19,966,623	23,802,204	—	—	78,918,792	—	18,122,922
Return of capital	12/31/20	10,213,545	—	—	32,343,267	29,856,975	—	—	27,173,604	—	11,848,839	3,077,573
	12/31/19	17,693,107	16,349,752	—	29,979,719	6,617,930	—	—	36,208,319	—	39,001,740	2,538,581

Total	12/31/20	$19,543,081	$46,327,470	$112,342,324	$49,161,718	$42,601,899	$27,390,801	$101,402,843	$47,484,160	$49,046,315	$97,222,003	$25,937,165

	12/31/19	$27,773,344	$44,046,394	$140,879,229	$50,662,108	$43,415,045	$25,002,003	$0	$57,510,385	$78,918,792	$39,001,740	$24,772,308

As of period end, the tax components of accumulated earnings (loss) were as follows:

	BGR	CII	BDJ	BOE	BGY	BME	BMEZ	BCX	BST	BSTZ	BUI
Undistributed ordinary income	$—	$—	$25,399,594	$—	$—	$—	$45,158,499	$—	$—	$—	$—
Undistributed long-term capital gains	—	—	46,187,968	—	—	805,059	—	—	16,479,083	—	—
Non-expiring capital loss carryforwards(a)	(249,097,412)	—	—	(36,829,140)	(34,422,227)	—	—	(459,136,748)	—	—	—
Net unrealized gains (losses)(b)	(60,221,881)	286,707,545	358,265,876	104,316,745	93,047,099	206,023,009	1,164,083,045	90,776,211	850,251,326	1,516,903,233	130,545,444
Qualified late- year losses(c)	—	(4,356,339)	—	—	—	—	—	—	(2,406,613)	—	(890,169)

	$(309,319,293)	$282,351,206	$429,853,438	$67,487,605	$58,624,872	$206,828,068	$1,209,241,544	$(368,360,537)	$864,323,796	$1,516,903,233	$129,655,275

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the deferral of compensation to Trustees.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable period.

During the year ended December 31, 2020, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts
BSTZ	$16,443,626

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BGY	BME	BMEZ	BCX	BST	BSTZ	BUI
Tax cost	$300,645,046	$559,631,232	$1,380,994,216	$669,893,362	$555,076,969	$336,946,386	$2,332,040,982	$646,507,710	$422,928,390	$1,459,793,681	$298,062,211
Gross unrealized appreciation	$9,872,015	$310,613,415	$433,245,269	$139,749,910	$135,741,867	$219,636,376	$1,246,445,000	$166,131,916	$900,295,749	$1,628,165,038	$156,946,689
Gross unrealized depreciation	(67,223,459)	(13,939,354)	(47,655,911)	(19,034,758)	(18,622,379)	(4,788,467)	(52,504,184)	(59,759,898)	(16,353,656)	(46,550,492)	(8,180,953)

Net unrealized appreciation (depreciation)	$(57,351,444)	$296,674,061	$385,589,358	$120,715,152	$117,119,488	$214,847,909	$1,193,940,816	$106,372,018	$883,942,093	$1,581,614,546	$148,765,736

9.    PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events

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Notes to Financial Statements   (continued)

such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Trust’s portfolio are disclosed in its Schedule of Investments.

As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Sectors	Trust Name
Energy	BGR, BCX

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Notes to Financial Statements  (continued)

Sectors	Trust Name
Financials	BDJ
Health Care	BME, BMEZ
Information Technology	BST, BSTZ
Materials	BCX
Utilities	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.    CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Year Ended
Trust Name	12/31/20	12/31/19
BME	1,066,906	969,840
BST	2,038,416	304,272
BUI	1,205,766	349,552

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	12/31/20	12/31/19
BME	42,015	46,035
BST	52,101	150,491
BSTZ	—	210,006
BUI	59,571	75,584

For the year ended December 31, 2020 and year ended December 31, 2019, shares issued and outstanding remained constant for CII. For the year ended December 31, 2020, shares issued and outstanding remained constant for BSTZ.

Shares of BMEZ issued and outstanding for the period January 30, 2020 to December 31, 2020, increased by 105,000,000 from the Trust’s initial public offering and 7,664,825 from the underwriters’ overallotment option. As of December 31, 2020, BlackRock Financial Management, Inc., an affiliate of BMEZ, owned 5,000 shares of BMEZ.

BME, BST and BUI have each filed a prospectus with the SEC allowing it to issue an additional 5,000,000, 12,067,384 and 4,347,047 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 3,446,855,

N O T E S T O F I N A N C I A L S T A T E M E N T S	161

Notes to Financial Statements  (continued)

10,657,312 and 3,444,682 Common Shares, respectively, remain available for issuance under the Shelf Offerings. See Additional Information — Shelf Offering Program for additional information about the Shelf Offerings.

Initial costs incurred by each of BME, BST and BUI in connection with its Shelf Offering are recorded as “Deferred offering cost” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. On September 28, 2020, each Trust (other than BSTZ and BMEZ) announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Trust (other than BSTZ and BMEZ) may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BGR
	Shares	Amounts
Year Ended December 31, 2020	716,855	$4,813,281
Year Ended December 31, 2019	—	—

	BDJ
	Shares	Amounts
Year Ended December 31, 2020	1,538,971	$11,354,242
Year Ended December 31, 2019	—	—

	BOE
	Shares	Amounts
Year Ended December 31, 2020	1,539,117	$14,886,112
Year Ended December 31, 2019	2,600,735	27,037,545

	BGY
	Shares	Amounts
Year Ended December 31, 2020	1,441,544	$7,486,085
Year Ended December 31, 2019	2,027,081	11,037,544

	BCX
	Shares	Amounts
Year Ended December 31, 2020	2,744,110	$17,262,335
Year Ended December 31, 2019	3,485,024	27,004,375

11.    SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid distributions to Common Shareholders as follows:

	Dividend Per Common Share
Trust Name	Paid	(a)	Declared	(b)
BGR	$0.037500		$0.037500
CII	0.087500		0.087500
BDJ	0.050000		0.050000
BOE	0.063000		0.063000
BGY	0.033800		0.033800
BME	0.200000		0.200000
BMEZ	0.100000		0.100000
BCX	0.040000		0.040000
BST	0.187000		0.187000
BSTZ	0.115000		0.115000
BUI	0.121000		0.121000

(a)	Net investment income dividend paid on January 29, 2021 to Common Shareholders of record on January 15, 2021.
(b)	Net investment income dividend declared on February 1, 2021, payable to Common Shareholders of record on February 16, 2021.

162	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Health Sciences Trust II, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Science and Technology Trust II and BlackRock Utilities, Infrastructure & Power Opportunities Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Health Sciences Trust II, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust, BlackRock Science and Technology Trust II and BlackRock Utilities, Infrastructure & Power Opportunities Trust, (the “Funds”), including the schedules of investments, as of December 31, 2020, the related statements of operations, cash flows, changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. Such financial statements and financial highlights of BlackRock Science and Technology Trust and BlackRock Science and Technology Trust II are consolidated as of and for the year ended December 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations, their cash flows, changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Statements of Cash Flows	Statements of Changes in Net Assets	Financial Highlights

BlackRock Energy and Resources Trust, BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Enhanced Equity Dividend Trust, BlackRock Enhanced Global Dividend Trust, BlackRock Enhanced International Dividend Trust, BlackRock Health Sciences Trust, BlackRock Resources & Commodities Strategy Trust, BlackRock Science and Technology Trust and BlackRock Utilities, Infrastructure & Power Opportunities Trust

	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
BlackRock Science and Technology Trust II	For the year ended December 31, 2020	For the year ended December 31, 2020 and for the period from June 27, 2019 (commencement of operations) through December 31, 2019
BlackRock Health Sciences Trust II	For the period from January 30, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Trust Name	Dividends-Received Deduction
BGR	53.96%
CII	100.00
BDJ	98.54
BOE	65.03
BGY	1.50
BME	56.67
BMEZ	1.12
BCX	31.53
BSTZ	8.15
BUI	62.82

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Trust Name	Qualified Dividend Income
BGR	$10,928,474
CII	11,402,991
BDJ	41,700,651
BOE	18,526,051
BGY	11,921,160
BME	4,975,260
BMEZ	3,800,404
BCX	19,145,405
BSTZ	1,701,989
BUI	8,761,695

For the fiscal year ended December 31, 2020, the Trusts earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

Trust Name	Foreign Source Income Earned	Foreign Taxes Paid
BGR	$5,436,687	$886,637
BGY	13,016,191	1,453,906
BCX	12,565,054	1,374,984

The following distribution amounts are hereby designated for the fiscal year ended December 31, 2020:

Trust Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
CII	$—	$40,502,704
BDJ	—	84,576,713
BME	6,582,570	20,237,069
BMEZ	101,402,843	—
BST	—	49,046,315
BSTZ	6,255,953	79,117,211
BUI	4,518,493	14,792,342

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2019 (for each Trust other than BMEZ) and since January 28, 2020 (the effective date of the registration statement relating to BMEZ’s initial public offering). This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective July 11, 2020, BST’s classification changed from non-diversified to diversified.

Except as noted above, during each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

BlackRock Enhanced Global Dividend Trust (BOE)

The Trust’s investment objective is primarily to seek current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objective is not a fundamental policy and may be changed without prior shareholder approval.

The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies located in countries throughout the world and by utilizing an option writing strategy to enhance current gains. BlackRock Advisors LLC (the “Manager”) from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security, based on factors such as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.

The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. The Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Under normal market conditions, the Trust is required to invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). Equity securities in which the Trust invests include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in real estate investment trusts. The Trust may invest in companies located anywhere in the world. The Trust may invest in companies of any size market capitalization, but intends to invest primarily in the securities of large capitalization companies. The Trust may invest in companies conducting initial public offerings. The Trust may invest up to 25% of its total assets in equity securities of issuers in emerging countries. The Trust may invest up to 20% of its total assets in debt securities, including debt securities issued by companies located in emerging markets. The Trust may invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”

Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust’s investment strategy causes it to invest in issuers located in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. Under normal market conditions, the Trust invests in the equity securities of issuers in at least three different countries, including the United States. However, the Trust may invest in the securities of non-U.S. issuers without limit.

The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, including interest rate swaps, total return swaps and credit default swaps and short selling and foreign exchange transactions. Each of these portfolio strategies is described below. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.

The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

To the extent the Trust invests in dividend-paying common stocks, the Manager currently intends to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate shareholders of the Trust.

In selecting investments for the Trust, the Manager combines fundamental research with a top-down strategy, analyzing 70 sub-industry groups on an ongoing basis. The Manager seeks to identify companies that it believes have the potential to outperform the market. The Manager’s investment techniques for the Trust include assessing

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industry structure and dynamics, evaluating growth catalysts on an industry and individual company basis and assessing a company’s valuation relative to the broad market and its respective industry group. The Manager seeks to invest in companies that it believes have sizeable market opportunities, global, regional or local competitive advantages, sound business models and financial strength, proven management teams and compelling relative and absolute valuations.

Leverage: The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.

BlackRock Science and Technology Trust (BST)

The Trust’s investment objectives are to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

BlackRock Advisors LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, such as:

•	selecting companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology (high growth science and technology stocks); and

•

identifying companies that have above-average return potential based on factors such as revenue and earnings growth, profitability, valuation and dividend yield (cyclical science and technology stocks).

In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.

The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.

The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.

Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks).

Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.

Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. Examples of potential high growth companies include those operating in IT services, the internet, software and sciences; examples of potential cyclical companies include those operating in hardware, telecom, semiconductors and components. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.

The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds and equity interests in real estate investment trusts and master limited partnerships. From time to time, the Trust may invest in shares of companies through initial public offerings. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. The Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in companies that do not have a class of securities registered, or that are not subject to periodic reporting, pursuant the Securities Exchange Act of 1934, as amended. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s

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determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board of Trustees of the Trust; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Energy and Resources Trust (BGR)

The Trust’s investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve this objective by investing primarily in equity securities of companies engaged in the energy and natural resources business and equity derivatives with exposure to the energy and natural resources industry.

Under normal market conditions, the Trust invests at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust will not invest, under normal market conditions, less than 25% of its total assets in securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry without shareholder approval. Companies in the energy and natural resources industry include those companies involved in the exploration, production or distribution of energy or natural resources, such as gas, oil, metals and minerals as well as related transportation companies and equipment manufacturers. These equity securities may include common stocks, preferred shares, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of its total assets in MLPs. The Trust may invest in companies located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets. Under normal market conditions, the Trust will invest at least 30% of its total assets in at least two countries other than the United States. The Trust may invest in companies of any market capitalization, including small capitalization and mid-capitalization companies. The Trust does not intend to invest directly in commodities.

As part of its strategy, the Trust currently intends to employ an option strategy of writing (selling) covered call options on common stocks. The Trust seeks to produce current income and gains generated from option writing premiums. In addition to its covered call strategy the Trust may, to a lesser extent, pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Trust’s portfolio.

The Trust may invest up to 20% of its total assets in other U.S. and other non-U.S. investments. These investments may include equity and debt securities of companies not engaged in the energy and natural resources industry. The Trust reserves the right to invest up to 10% of its total assets in non-investment grade debt securities, commonly known as “junk bonds.”

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In addition to the option strategies discussed above, the Trust may engage in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.

The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

BlackRock International Limited, the Trust’s sub-advisor (the “Sub-Advisor”), believes inefficient pricing in the energy sector provides the opportunity for enhanced investment returns. The Sub-Advisor seeks to take advantage of value dislocations through the combination of top-down macro analysis and bottom-up security selection. The Sub-Advisor’s Energy Team’s knowledge and experience enable it to evaluate the macro environment and assess its impact on the various industries within the energy sector. Within this framework, the Sub-Advisor seeks to identify attractively valued securities with strong growth prospects through rigorous bottom-up fundamental research.

The top-down component of the investment process is designed to assess the various interrelated macro variables affecting the energy sector as a whole. These variables generally include the supply, demand, inventory, raw material and transportation factors for crude oil, natural gas, coal and electricity on a worldwide basis. By comparing the market’s perception of these factors relative to the Sub-Advisor’s outlook, the Sub-Advisor seeks to identify value dislocations. The greater the conviction and value dislocation, the greater the potential investment returns.

Risk/reward analysis is a key component of the Sub-Advisor’s macro view. The Sub-Advisor’s evaluate energy sub-sectors (i.e., oil, gas, coal, pipes, etc.) to determine optimal portfolio positioning. Industry selection is a direct result of the Sub-Advisor’s sub-sector analysis. Once the evaluation of the various energy industries is complete, the Sub-Advisor identifies those that are most attractive based on its long-term macro view.

Bottom-up security selection is focused on identifying the most compelling investment opportunities within each industry. The Sub-Advisor seeks to identify reasonably priced companies with attractive long-term prospects, quality management and strong cash-flow growth.

Application of the Trust’s investment philosophy, from time to time, may cause the Trust to invest a significant portion of its assets in a particular country or region of the world. The Trust anticipates that its investment strategy will cause it to invest in a number of countries throughout the world, but the actual number of countries represented in the Trust’s portfolio will vary over time. The Trust anticipates that application of its investment philosophy currently would cause it to invest in issuers located in 10 countries globally, including the United States. Under normal market conditions, the Trust will invest in the equity securities of issuers in at least three different countries, including the United States, and will invest at least 30% of its total assets at the time of investment in the equity securities of non-United States issuers. However, the Trust may invest in the securities of non-United States issuers without limit.

Leverage: The Trust may, but does not currently intend to, incur indebtedness or issue preferred shares for investment purposes.

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The Trust’s investment objective is to provide current income and capital appreciation. The Trust’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act).

The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. BlackRock Advisors LLC (the “Manager”) from time to time may vary the percentage of the Trust’s assets invested in any particular type of equity security based on such factors as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.

The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. In addition to its option strategy on indices, the Trust may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s stockholders. As the Trust writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

To the extent the Trust invests in dividend-paying common stocks, the Manager currently intends to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers (“Dividends Received Deduction”) pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual stockholders are generally passed through to such stockholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate stockholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate stockholder of investing in the Trust. Corporate stockholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate stockholders of the Trust.

Investment in the Trust’s common stock offers the individual investor several potential benefits. The Trust offers investors the opportunity to invest in a professionally managed portfolio which contains common stocks and preferred securities of U.S. and foreign issuers. The Manager provides professional management, which includes the extensive securities and credit analysis needed to invest in common stocks, preferred securities and foreign securities. The Trust also relieves the investor of the burdensome

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administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations.

The Trust may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, total return swaps, short selling and foreign exchange transactions. No assurance can be given that the Trust will employ these strategies or that, if employed, they will be effective.

The Trust may vary its investment objective and policies for temporary defensive purposes during periods in which the Manager believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Trust’s cash fully invested, including during the periods which the net proceeds of the offering are being invested. Under such conditions, the Trust may invest up to 100% of its total assets in securities issued or guaranteed by the United States government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Manager to be consistent with a defensive posture, or may hold its assets in cash.

Leverage: The Trust does not currently intend to, but may, leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof.

BlackRock Enhanced Equity Dividend Trust (BDJ)

The Trust’s primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust’s investment objectives are not fundamental and may be changed by the Board without shareholder approval.

The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust uses an option strategy that writes options on approximately 50-60% of its total assets.

Under normal market conditions, the Trust invests at least 80% of its total assets in dividend-paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends.

To the extent the Trust invests in dividend-paying common stocks, BlackRock Advisors LLC (the “Manager”) may emphasize those securities that: (i) are eligible to pay “qualified dividend” income, and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Long-term capital gains and qualified dividend income are currently eligible for reduced U.S. federal income tax rates for individuals. Long-term capital gains and qualified dividend income properly reported as being included in distributions of a regulated investment company (a “RIC”) to its individual shareholders are generally passed through to such shareholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct a portion of the dividend income they receive from domestic corporations. Corporate shareholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC reports as qualifying for the dividends received deduction. Although the Trust has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Trust did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the dividends received deduction which will, in turn, limit the tax benefit to a corporate shareholder of investing in the Trust. Corporate shareholders should consider whether an investment in the Trust is appropriate in light of the Trust’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Trust’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals, or (ii) the dividends received deduction for corporate shareholders of the Trust.

The Trust may invest up to 20% of its total assets in preferred securities.

The Trust may invest in shares of real estate investment trusts.

The Trust may invest up to 20% of its total assets in non-U.S. securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. The Trust may invest in foreign securities of emerging market issuers, but investments in such securities will not comprise more than 10% of its total assets. The Trust will consider a company a U.S. company and not a foreign company if it meets one or more of the following tests: (i) such company was organized in the United States; (ii) such company’s primary business office is in the United States; (iii) the principal trading market for such company’s assets are located in the United States; (iv) 50% or more of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from the United States.

The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

The Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of the Trust’s total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations.

Leverage: The Trust may also borrow funds for investment purposes and/or issue debt securities or preferred shares to purchase additional securities. These practices are known as “leverage.” The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Manager may from time to time determine. The Trust may borrow in an amount up to 5% of its total assets for temporary or emergency purposes.

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The Trust currently does not intend to incur indebtedness or issue preferred shares for investment purposes, except in connection with derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell futures contracts and options thereon, swaps, forward foreign currency contracts and various interest rate transactions, short sales, repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies.

BlackRock Health Sciences Trust (BME)

The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences and related industries.

The Trust’s investment objective may be changed by the Board without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry unless it provides shareholders with notice at least 60 days prior to changing this non-fundamental policy, or unless such change was previously approved by shareholders.

Companies in the health sciences industry include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other health sciences industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. BlackRock Advisors LLC (the “Manager”) determines, in its discretion, whether a company is engaged in the health sciences and related industries.

While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences industries include companies engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance, improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.

The Trust will consider a company to be principally engaged in a health sciences or related industry if 50% or more of its revenues are derived from, or 50% or more of its assets are related to, its health sciences business. Although the Trust generally will invest in companies included in the Russell 3000® Index, the Trust may invest in equity securities of health sciences companies with any size market capitalization, including small and mid-cap health sciences companies and companies that are not included in the Russell 3000® Index.

As part of its investment strategy, the Trust employs an option strategy of writing (selling) covered call options on common stocks in its portfolio, writing other call and put options on individual common stocks and, to a lesser extent, writing call and put options on indices of health sciences securities. The Trust seeks to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. The Trust generally intends to write call and put options with respect to approximately 30% to 50% of its total assets, although this percentage may vary from time to time with market conditions.

The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depository receipts, of issuers engaged in the health sciences or related industries and equity interests in real estate investment trusts (“REITs”) that own hospitals. The Trust may invest in companies of any size market capitalization.

The Trust may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Trust may invest include trust preferred securities.

The Trust may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

The Trust may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.

The Trust may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.

The Trust may invest in equity interests of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings).

The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States.

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The Trust may invest up to 20% of its total assets in other investments. These investments may include equity and debt securities of companies not engaged in the health sciences industry. Fixed-income securities in which the Trust may invest include bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities and U.S. Government and agency securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.

The Trust reserves the right to invest up to 10% of its total assets in securities rated, at the time of investment, below investment grade quality, such as those rated “Ba” or below by Moody’s Investor’s Service, Inc. (“Moody’s”) and “BB” or below by S&P Global Ratings (“S&P”), or securities comparably rated by other rating agencies or in securities determined by the Manager to be of comparable quality. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Trust may invest in registered investment companies in accordance with the 1940 Act. The 1940 Act generally prohibits the Trust from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.

In addition to the option strategies discussed above, the Trust may engage in strategic transactions to facilitate portfolio management, mitigate risks and generate total return. The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Trust also may purchase derivative instruments that combine features of these instruments.

In connection with its hedging and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (“future contracts”) of securities, aggregates of securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Trust may engage in such transactions for bona fide hedging, risk management and other appropriate portfolio management purposes.

The Trust may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management unless it does so consistent with the rules of the Commodities Futures Trading Commission (the “CFTC”).

The Trust may engage in options and futures transactions on exchanges and options in the over-the-counter (“OTC”) markets.

The Trust intends to enter into options and futures transactions only with banks or dealers the Manager believes to be creditworthy at the time they enter into such transactions.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.

In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and on the over-the-counter markets.

As with calls, the Trust may purchase put options on securities (whether or not it holds such securities in its portfolio), indices or future contracts. For the same purposes, the Trust may also sell puts on securities, indices or futures contracts on such securities if the Trust’s contingent obligations on such puts are secured by designating cash or liquid assets on its books and records having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust’s assets would be required to be segregated on its books to cover its potential obligation under its hedging and other investment transactions.

The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis.

The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. The Trust will only enter into interest rate swap, cap or floor transactions with counterparties the Manager believes to be creditworthy at the time they enter into such transactions.

The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.

The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

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The Trust may make short sales of securities for risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

The Trust may invest in illiquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary market. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted investments may sell at a price lower than similar investments that are not subject to restrictions on resale.

The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to banks, brokers and other financial institutions.

As temporary investments, the Trust may invest in repurchase agreements. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.

The Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt securities when the Manager determines that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security. The Trust may not achieve its investment objective when it does so. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. Short-term debt investments include U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements, which involve purchases of debt securities, and commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Leverage: The Trust does not currently borrow money for investment purposes or have preferred shares outstanding, and has no present intention of borrowing money for investment purposes or issuing preferred shares in the future.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may enter into reverse repurchase agreements and “dollar roll” transactions.

BlackRock Enhanced International Dividend Trust (BGY)

The Trust’s primary investment objective is to seek current income and current gains, with a secondary objective of long-term capital appreciation. “Current gains” means gains realized from the Trust’s option strategy (described below) pursuant to which the Trust seeks to enhance monthly distributions to investors. The Trust’s investment objectives may be changed without shareholder approval.

The Trust seeks to achieve its objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest up to 20% of its total assets in equity securities of issuers located in the United States. The Trust may invest up to 50% of its total assets in equity securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries in Western Europe. Equity securities in which the Trust anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in real estate investment trusts.

Under normal circumstances, the Trust anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock Advisors LLC (the “Manager”), in which case the Trust would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Trust considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Trust will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Trust may deviate very substantially from the allocation described above.

The Trust seeks to generate current dividends and income by investing in equity securities that pay dividends. The Trust will seek income a portion of which is classified as “qualified dividend income,” which is dividend income that is eligible to be taxed at a maximum U.S. federal income tax rate of generally 20%. The lower U.S. federal tax rates generally apply to dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by both the Trust and the shareholder.

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Investment Objectives and Policies (continued)

As part of its investment strategy, the Trust intends to write (sell) covered call and put options on individual common stocks, stock indices and stock sectors. The Trust may utilize over-the-counter options to a significant extent in order to employ its option strategy. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

A call option written by the Trust on a security is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Trust’s custodian segregates sufficient cash or other assets determined to be liquid by BlackRock Advisors LLC (the “Manager”) (in accordance with procedures established by the board of trustees)) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Manager as described above.

A put option written by the Trust on a security is “covered” if the Trust segregates assets determined to be liquid by the Manager (in accordance with procedures established by the board of trustees) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Manager as described above.

An index- or sector-oriented option is considered “covered” if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index or sector call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index options.”

The Trust generally intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions. As the Trust writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The Trust may hold or have exposure to equity securities of issuers of any size, including small and medium capitalization companies, and to issuers in any industry or sector. The Trust will not invest 25% or more of its total assets in securities of issuers in any single industry.

The Trust may invest in the securities of smaller, less seasoned companies. The Trust also may engage in short sales of securities and may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust.

Although not intended to be a significant element in the Trust’s investment strategy, from time to time the Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon, engage in swaps and purchase derivative instruments that combine features of these instruments for hedging and risk management purposes or to enhance total return. The percentage limitations set herein apply at the time of investment, and the Trust will not be required to sell securities because of subsequent changes in market values.

Leverage: Although the Agreement and Declaration of Trust of the Trust provides that the Board of Trustees of the Trust may authorize the Trust to issue preferred shares or incur indebtedness, the Trust currently does not intend to issue preferred shares or incur indebtedness for investment purposes.

BlackRock Resources & Commodities Strategy Trust (BCX)

The Trust’s primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its objectives by investing substantially all of its assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. The Trust’s investment objectives are not fundamental and may be changed by the Board.

The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives. Commodities and natural resources include, without limitation, minerals, metals (including precious, industrial and rare metals), steel, agricultural products and commodities, livestock, environmental commodities, wool, ethanol, chemicals, forest products (including wood, pulp and paper), plastic, rubber, sugar, cotton, cocoa, coffee, basic materials, building materials, water, oil, gas, consumable fuel, energy and other natural resources. Commodity and natural resources companies, include, but are not limited to, companies in commodities, natural resources and energy businesses and in associated businesses and companies that provide services or have exposure to such businesses (collectively, the “Commodities and Natural Resources Sector”). These companies include, without limitation, companies engaged in the exploration, ownership, production, refinement, processing, transportation, distribution or marketing of commodities or natural resources, companies that use commodities and natural resources extensively in their products, including companies that are engaged in businesses such as integrated oil, oil and gas exploration and production, gold, metals and minerals, steel and iron ore production, aluminum and related products, energy services, and technology, metal production, forest products, including timber and related wood and paper products, chemicals, fertilizer and agricultural chemicals, building materials, coal and other consumable fuel, alternative energy sources, environmental services and agricultural products (including crop

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growers, owners of plantations, and companies that produce and process foods), as well as related transportation companies and equipment manufacturers. The Trust will consider a company to be a commodity or natural resources company if: (i) at least 50% of the company’s assets, income, sales or profits are committed to or derived from the Commodities and Natural Resources Sector; or (ii) a third party classification (such as (a) Standard Industry Classifications and the North American Industry Classification System, each of which is published by the Executive Office of the President, Office of Management and Budget and (b) classifications used by third party data providers including, without limitation, FactSet Research Systems Inc. and MSCI Barra), has given the company an industry or sector classification consistent with the Commodities and Natural Resources Sector.

Equity securities held by the Trust may include common stocks, preferred stocks, convertible securities, warrants, depository receipts, equity interests in Canadian Royalty Trusts, and equity interests in master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust’s economic exposure to securities and derivatives linked to the underlying price movements of commodities or natural resources, including commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, natural resources or commodity-linked derivatives (“Commodity-Related Instruments”) will not exceed 20% of its total assets. Commodity-Related Instruments may include, but will not be limited to, investments in structured notes, partnership interests, exchange-traded funds that make commodity-related or natural resources-related investments, mutual funds and strategic transactions, including futures contracts on commodities and natural resources, forward contracts on commodities and natural resources and swap contracts on commodities and natural resources.

The Trust may invest in such Commodity-Related Instruments either directly or indirectly through the BlackRock Cayman Resources & Commodities Strategy Fund, Ltd., a wholly-owned subsidiary of the Trust formed in the Cayman Islands (the “Subsidiary”). Investments in the Subsidiary are intended to provide the Trust with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Trust. The Trust may gain exposure to certain Commodity-Related Instruments and certain other commodity-related and natural resources-related investments that, if the Trust invested in such investments directly, would not produce qualifying income for purposes of the income tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, by investing in the Subsidiary. The assets of the Subsidiary and the assets of the Trust, taken as a whole, are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Trust.

Although the Trust is permitted to invest up to 20% of its total assets in Commodity-Related Instruments, the Trust is not required to invest in Commodity-Related Instruments and does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust may invest in Commodity-Related Instruments (either directly or through the Subsidiary) when BlackRock Advisors LLC (the “Manager”) believes it is advantageous for the Trust to do so.

While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources; therefore, the Trust does not currently intend to invest any assets in the Subsidiary.

The Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests directly or indirectly more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Trust uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Trust.

The Trust may invest in companies of any market capitalization located anywhere in the world. The Trust expects to invest primarily in companies located in developed countries, but may invest in companies located in emerging markets.

The Trust may invest up to 20% of its total assets in debt securities issued by companies in the Commodities and Natural Resources Sector or any type of securities issued by companies that are not in the Commodities and Natural Resources Sector.

As part of its investment strategy, the Trust may employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) covered put options and, to a lesser extent, writing (selling) covered call and put options on indices of securities and sectors of securities. This option strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Trust’s shareholders.

In addition to the option strategies discussed above, the Trust may engage in strategic transactions for hedging purposes or to enhance total return. The Trust may also engage in short sales of securities.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may implement various temporary “defensive” strategies at times when the Manager or BlackRock International Limited, the Trust’s sub-advisor, determines that conditions in the markets make pursuing the Trust’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the Trust’s assets in U.S. Government obligations and short-term debt securities that may be either tax-exempt or taxable.

Under current market conditions, the Trust currently does not intend to engage in short sales or incur indebtedness or issue preferred shares for investment purposes, except the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions , repurchase agreements, reverse repurchase agreements, when issued or forward commitment transactions and similar investment strategies, which may give rise to a form of leverage.

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Investment Objectives and Policies (continued)

Unless otherwise stated herein, the Trust’s investment objectives and investment policies are non-fundamental policies and may be changed by the Board of Trustees of the Trust. In addition, the percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of investment, and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

The Trust’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objective may be changed by the Board without prior shareholder approval.

The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments (as defined below) anywhere in the world and by employing a strategy of writing (selling) covered call and put options.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure or Power Opportunities business segments. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets (as described herein), and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Such companies may include, among others, electrical equipment producers (such as wind turbine manufacturers), producers of industrial and specialty chemicals (such as building insulation producers) and semi-conductor and equipment companies (such as solar panel manufacturers).

The Trust may invest in companies of any market capitalization. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds, equity interests in real estate investment trusts, Canadian Royalty Trusts and master limited partnerships (“MLPs”). The Trust will not invest more than 25% of the value of its total assets in MLPs. The Trust may invest directly in equity securities or synthetically through the use of derivatives.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not engaged in the Utilities, Infrastructure or Power Opportunities business segments and debt securities issued by any issuer, including up to 10% of its total assets in non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objective under these circumstances. BlackRock Advisors, LLC’s (the “Manager”) and BlackRock International Limited’s, the Trust’s sub-advisor, determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may lend securities with a value up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 15% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 15% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Unless otherwise stated herein, the Trust’s investment objective and policies are non-fundamental policies and may be changed by the Board of Trustees of the Trust without prior shareholder approval. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments may be changed by the Board of Trustees of the Trust; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with the SEC.

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Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objective and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Science & Technology Trust II (BSTZ)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

BlackRock Advisors, LLC (the “Manager”) may consider a variety of factors when choosing investments for the Trust, but expects to select companies with the potential for rapid and sustainable growth from the development, advancement and use of science and/or technology.

In addition, a variety of countries, including emerging market countries, and industries are likely to be represented in the Trust’s portfolio.

The Trust generally will sell a stock when, in the Manager’s opinion, the stock is fully valued, there is a need to rebalance the portfolio or there is a better opportunity elsewhere.

The Trust may engage in active and frequent trading of portfolio securities to seek to achieve its investment objectives.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

Science and technology companies are companies whose products, processes or services, in the Manager’s view, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. These companies include companies that, in the Manager’s view, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage, as well as companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.

Science, technology and science- or technology-related companies may include companies operating in any industry, including, but not limited to software, internet software & services, IT services, hardware, communications equipment, semiconductors and semiconductor equipment, media, internet retail, consumer finance, life sciences tools & services, biotechnology, pharmaceuticals, energy, defense/aerospace, diversified telecom services and wireless telecom services. It is anticipated that the Trust’s investments will be focused on companies within such industries that the Manager expects will generate a majority of their revenues from the development, advancement, use or sale of new and emerging, or “next generation,” science- or technology-related products, processes or services. There is no assurance, however, that any of the Trust’s assets will be invested in such companies at any time. The Manager determines, in its discretion, whether a company is a science, technology or science- or technology-related company.

The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, exchange-traded funds (“ETFs”) and equity interests in real estate investment trusts (“REITs”) and master limited partnerships. The Trust may invest in shares of companies through initial public offerings (“IPOs”). The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1943, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in such securities. The Trust expects certain of such investments to be in “pre-IPO securities,” which are securities of new and early stage companies, often funded by venture capital, whose securities have not been offered to the public and are not publicly traded. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust may also invest in securities of other open- or closed-end investment companies, including ETFs and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust will concentrate its investments in companies operating in one or more industries within the technology group of industries.

The Trust may invest up to 20% of its total assets in equity securities issued by companies that are not science or technology companies and in debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter options.

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During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may invest in structured instruments (such as equity-linked notes) for investment purposes, as an alternative or complement to its options writing strategy or for risk management or leveraging purposes.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board of Trustees of the Trust without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s policy to invest at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range may be changed by the Board of Trustees; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

BlackRock Health Sciences Trust II (BMEZ)

The Trust’s investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust’s investment objectives may be changed by the Board without prior shareholder approval.

BlackRock Advisors, LLC (the “Manager”) believes that the knowledge and experience of its Health Sciences Team enable it to evaluate the macro environment and assess its impact on health sciences companies and the various sub-industries within the health sciences group of industries. Within this framework, the Manager identifies stocks with attractive characteristics, evaluates the use of options and provides ongoing portfolio risk management.

The top-down or macro component of the investment process is designed to assess the various interrelated macro variables affecting the health sciences group of industries as a whole. The Manager evaluates health sciences sub-industries (i.e., pharmaceuticals, biotechnology, medical devices, healthcare services, etc.). Selection of sub-industries within the health sciences group of industries is a result of both the Manager’s sub-industry analysis, as well as the Manager’s bottom-up fundamental company analysis. Risk/reward analysis is a key component of both top-down and bottom-up analysis.

Bottom-up security selection is focused on identifying companies with the most attractive characteristics within each sub-industry of the health sciences group of industries. The Manager seeks to identify companies with strong product potential, solid earnings growth and/or earnings power which are under appreciated by investors, a quality management team and compelling relative and absolute valuation. The Manager believes that the knowledge and experience of its Health Sciences Team enables it to identify attractive health sciences securities.

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The Manager intends to utilize option strategies that consist of writing (selling) call options on a portion of the common stocks in the Trust’s portfolio, as well as other option strategies such as writing other calls and puts or using options to manage risk. The portfolio management team will work closely to determine which option strategies to pursue to seek to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests as part of this non-fundamental investment policy include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.

The Trust will consider a company to be principally engaged in the health sciences group of industries if (i) it is classified in an industry within the health sciences group of industries by a third-party industry classification system or (ii) it is not classified in any industry by such third-party industry classification system and the Manager determines that the company is principally engaged in the health sciences group of industries.

Companies in the health sciences group of industries include health care providers as well as businesses involved in researching, developing, producing, distributing or delivering medical, dental, optical, pharmaceutical or biotechnology products, supplies, equipment or services or that provide support services to these companies. These companies also include those that own or operate health facilities and hospitals or provide related administrative, management or financial support. Other companies in the health sciences group of industries in which the Trust may invest include: clinical testing laboratories; diagnostics; hospital, laboratory or physician ancillary products and support services; rehabilitation services; employer health insurance management services; and vendors of goods and services specifically to companies engaged in the health sciences. The Trust will concentrate its investments in the health sciences group of industries.

While the Trust will invest primarily in companies providing products and services for human health, it may also invest in companies whose products or services relate to the growth or survival of animals and plants. Non-human health sciences companies include those engaged in the development, production or distribution of products or services that: increase crop, animal and animal product yields by enhancing growth or increasing disease resistance; improve agricultural product characteristics, such as taste, appearance, nutritional content and shelf life; reduce the cost of producing agricultural products; or improve pet health.

The Trust may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. The Trust will focus its investments in mid- and small-capitalization companies. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.

The Trust invests primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depository receipts, of health sciences companies and limited partnership interests in REITs that own hospitals.

The Trust may invest in shares of companies through IPOs. The Trust may also invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting, pursuant to the Securities Exchange Act of 1934, as amended. Under normal market conditions, the Trust currently intends to invest up to 25% of its total assets, measured at the time of investment, in such securities. The Trust expects certain of such investments to be in “late-stage private securities,” which are securities of private companies that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies have generally had large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.”

The Trust may invest up to 20% of its total assets in other investments, including equity securities issued by companies that are not principally engaged in the health sciences group of industries and debt securities issued by any issuer, including non-investment grade debt securities. The Trust’s investments in non-investment grade securities and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. The Trust has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold, and such securities may be of any maturity.

As part of its investment strategy, the Trust intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) other call and put options on individual common stocks, and, to a lesser extent, writing (selling) call and put index options. This options writing strategy is intended to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns. A substantial portion of the options written by the Trust may be over-the-counter (“OTC”) options.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances. The Manager’s determination that it is temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

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The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds and business development companies, subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust classifies its investments in such investment companies as “equity securities” for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Trust may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Trust may also engage in short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

Unless otherwise stated herein, the Trust’s investment policies are non-fundamental policies and may be changed by the Board of Trustees of the Trust without prior shareholder approval. The percentage limitations applicable to the Trust’s portfolio described herein apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns. The Trust’s investment objectives may be changed by the Board of Trustees without prior shareholder approval; however, the Trust will not change its policy of investing, under normal market conditions, at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries unless it provides shareholders at least 60 days’ written notice before implementation of the change in compliance with rules of the Securities and Exchange Commission.

Leverage: The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions, or issue debt securities or preferred shares, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Trust’s investment objectives and policies.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to certain investment restrictions.

The Trust may enter into “dollar roll” transactions.

The Trust may enter into derivative transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical.

Non-Diversification Risk (BGR, BCX, BSTZ and BMEZ): The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Limited Term Risk (BSTZ and BMEZ): In accordance with the Trust’s Agreement and Declaration of Trust, the Trust intends to dissolve as of the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”); provided that the Board of Trustees of the Trust (the Board”) may, by a vote of a majority of the Board and seventy-five percent (75%) of the members of the Board who either (i) have been a member of the Board for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) were nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including eighteen months after the initial Dissolution Date (which date shall then become the Dissolution Date). As of a date within twelve months preceding the Dissolution Date (as may be extended as described above), the Board may, by a Board Action Vote, cause the Trust to conduct a tender offer to all common shareholders to purchase 100% of the then outstanding common shares of the Trust at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that the Trust must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Trust (the “Dissolution Threshold”). In an Eligible Tender Offer, the Trust will offer to purchase all common shares held by each common shareholder; provided that if the payment for properly tendered common shares would result in the Trust having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Trust will begin (or continue) liquidating its portfolio and proceed to dissolve on or about the Dissolution Date. If the payment for properly tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, all common shares properly tendered and not withdrawn will be purchased by the Trust pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence.

Unless the limited term provision of the Trust’s Agreement and Declaration of Trust is amended by shareholders in accordance with the Agreement and Declaration of Trust, or unless the Trust completes an Eligible Tender Offer and converts to perpetual existence, the Trust will dissolve on or about the first business day following the twelfth anniversary of the effective date of the Trust’s initial registration statement (the “Dissolution Date”). The Trust is not a so called “target date” or “life cycle” fund whose asset

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allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Trust is not a “target term” fund and thus does not seek to return its initial public offering price per common share upon dissolution. As the assets of the Trust will be liquidated in connection with its dissolution, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Trust to lose money. In addition, as the Trust approaches the Dissolution Date, the Manager may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Trust’s investment performance. Rather than reinvesting proceeds received from sales of or payments received in respect of portfolio securities, the Trust may distribute such proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Trust may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Trust. The final distribution of net assets upon dissolution may be more than, equal to or less than $20.00 per common share. Because the Trust may adopt a plan of liquidation and make liquidating distributions in advance of the Dissolution Date, the total value of the Trust’s assets returned to common shareholders upon dissolution will be impacted by decisions of the Board and the Manager regarding the timing of adopting a plan of liquidation and making liquidating distributions. This may result in common shareholders receiving liquidating distributions with a value more or less than the value that would have been received if the Trust had liquidated all of its assets on the Dissolution Date, or any other potential date for liquidation, and distributed the proceeds thereof to shareholders.

If the Trust conducts an Eligible Tender Offer, the Trust anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Trust. The risks related to the disposition of securities in connection with the Trust’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Trust will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Trust’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Trust in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Trust realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Trust’s tax basis for the investments sold is less than the sale proceeds, the Trust will recognize capital gains, which the Trust will be required to distribute to common shareholders. In addition, the Trust’s purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. See “Tax Matters” below.

The purchase of common shares by the Trust pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Trust of non-tendering common shareholders. All common shareholders remaining after an Eligible Tender Offer will be subject to any increased risks associated with the reduction in the Trust’s assets resulting from payment for the tendered common shares, such as greater volatility due to decreased diversification and proportionately higher expenses. The reduced assets of the Trust as a result of an Eligible Tender Offer may result in less investment flexibility for the Trust and may have an adverse effect on the Trust’s investment performance. Such reduction in the Trust’s assets may also cause common shares of the Trust to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in assets, and the corresponding increase in the Trust’s expense ratio, could result in lower returns and put the Trust at a disadvantage relative to its peers and potentially cause the Trust’s common shares to trade at a wider discount to NAV than they otherwise would. Furthermore, the portfolio of the Trust following an Eligible Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Trust could be subject to greater risk. For example, the Trust may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Trust following an Eligible Tender Offer.

The Trust is not required to conduct an Eligible Tender Offer. If the Trust conducts an Eligible Tender Offer, there can be no assurance that the payment for tendered common shares would not result in the Trust having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Trust will liquidate on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the payment for tendered common shares would result in the Trust having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval and provide for the Trust’s perpetual existence. Thereafter, the Trust will have a perpetual existence. There is no guarantee that the Board will eliminate the Dissolution Date following the completion of an Eligible Tender Offer so that the Trust will have a perpetual existence. The Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Trust have a perpetual existence. The Trust is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their shares at a discount to NAV.

Although it is anticipated that the Trust will have distributed substantially all of its net assets to shareholders as soon as practicable after the Dissolution Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the shareholders will continue to be exposed to the risks associated with the Trust and the value of their interest in the liquidating trust will fluctuate with the value of the liquidating trust’s remaining assets. Additionally, the tax treatment of the liquidating trust’s assets may differ from the tax treatment applicable to such assets when held by the Trust. To the extent the costs associated with a liquidating trust exceed the value of the remaining securities, the liquidating trust trustees may determine to dispose of the remaining securities in a manner of their choosing. The Trust cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust or how long it will take to sell or otherwise dispose of such securities.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or

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less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Common Stock Risk: Common stocks represent equity ownership in a company. Stock markets are volatile. The price of common stock will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of common stock purchased by the Trust could decline if the financial condition of the companies the Trust invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Small and Mid-Capitalization Company Risk: Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk (BOE, BST, BDJ, BGR, BME, BGY, BCX, BUI, BSTZ and BMEZ): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk (BOE, BST, BGR, BME, BGY, BCX, BUI, BSTZ and BMEZ): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Depositary Receipts Risk (BOE, BST, BGR, BME, BGY, BCX, BUI, BSTZ and BMEZ): Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Trust to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

REIT Investment Risk (BOE, BST, BDJ, BME, BGY, BUI, BSTZ and BMEZ): Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Master Limited Partnerships Risk (BST, BGR, BCX, BUI and BSTZ): The common units of a master limited partnership (“MLP”) are listed and traded on U.S. securities exchanges and their value fluctuates predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Canadian Royalty Trust Risk (BGR, BCX and BUI): Canadian Royalty Trusts are exposed to many of the same risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk.

Initial Public Offerings (“IPOs”) Risk (BOE, BST, BME, BSTZ and BMEZ): The Trust may invest in shares of companies through IPOs. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Investments in Unseasoned Companies (BOE, BDJ, BME, BGY, BCX, BSTZ and BMEZ): The Trust may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest may be start-up companies which may have insubstantial operational or earnings histories or

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may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest. Further, an unseasoned company is more at risk of loss in an adverse market due to its lack of financial resources and ability to sustain itself for an extended period of time in such a market.

Dividend-Paying Equity Securities Risk (BOE, CII, BDJ and BGY): Dividends on common equity securities that the Trust may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Trust invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Trust’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Trust’s investments in these securities will necessarily reduce the volatility of the Trust’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when the investment style used by the Trust is out of favor, the Trust may underperform other equity funds that use different investment styles.

Risks Associated with the Trust’s Options Strategy: The ability of the Trust to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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Risks of Writing Options — As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. In other words, as the Trust writes covered calls over more of its portfolio, the Trust’s ability to benefit from capital appreciation becomes more limited.

If the Trust writes call options on individual securities or index call options that include securities, in each case, that are not in the Trust’s portfolio or that are not in the same proportion as securities in the Trust’s portfolio, the Trust will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Trust.

When the Trust writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium

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Exchange-Listed Options Risks — There can be no assurance that a liquid market will exist when the Trust seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).

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Over-the-Counter Options Risk — The Trust may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the OCC. In addition, the Trust’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

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Index Options Risk — The Trust may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option.

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Limitation on Options Writing Risk — The number of call options the Trust can write is limited by the total assets the Trust holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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Risk Factors (continued)

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Tax Risk — Income on options on individual stocks will generally not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Trust’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.

Debt Securities Risk (BOE, BST, BGR, BME, BCX, BUI, BSTZ and BMEZ): Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Junk Bonds Risk (BOE, BST, BGR, BME, BCX, BUI, BSTZ and BMEZ): Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

U.S. Government Obligations Risk (CII, BME, BCX, BUI, BSTZ and BMEZ): Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Structured Products Risk (BST, BME, BCX, BSTZ and BMEZ): Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and

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changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

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Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

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Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

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The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

Foreign Currency Transactions Risk (BGR, BDJ, BME, BCX): The Trust may invest in forward foreign currency exchange contracts. Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Trust to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Concentration Risk (BST, BGR, BME, BCX, BSTZ and BMEZ): The Trust’s strategy of concentrating a particular industry means that its performance will be closely tied to the performance of a particular market segment. The Trust’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Trust than on a fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Science and Technology Risk (BST and BSTZ): The Trust’s investments in science and technology companies expose the Trust to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Trust’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Health Sciences and Healthcare Companies Risk (BME and BMEZ): The Trust’s investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Energy Sector Risk (BGR): The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. In 2020, the energy sector has experienced increased volatility. In particular, significant market volatility occurred and is continuing in the crude oil markets as well as the oil futures markets, which resulted in the market price of the front month futures contract falling fell below zero for a period of time.

Energy and Natural Resources Risk (BCX): The Trust’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Commodities Related Investments Risk (BCX): Exposure to the commodities markets may subject the Trust to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Commodities Market Risk (BCX): Stocks of companies engaged in commodities related industries, such as energy or natural resources companies, are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Trust cannot control) and these companies may lack the resources and the broad business lines to weather hard times.

Risks of Investing in Utilities, Infrastructure and Power Opportunities Issuers (BUI): Investments in issuers in the Utilities, Infrastructure and Power Opportunities business segments are subject to certain risks, including the following, among others:

•

Utilities Companies Risk: A variety of factors may adversely affect the business or operations of Utilities issuers, including, but not limited to: high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers (including the potential that costs incurred by the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with reduced availability of certain types of fuel; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards.

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Infrastructure Companies Risk: Infrastructure issuers may be susceptible to a variety of factors that may adversely affect their business and operations, including, but not limited to: high interest costs in connection with capital construction programs; high leverage; costs associated with environmental and other regulations; surplus capacity costs; and reduced investment in public and private infrastructure projects. A slowdown in new infrastructure projects in developing or developed markets may

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constrain the abilities of Infrastructure issuers to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by Infrastructure issuers.

•

Power Opportunities Companies Risk: A variety of factors may adversely affect the business or operations of Power Opportunities issuers, including, but not limited to: research and development costs related to new technologies; the success or failure of efforts to develop or implement new or existing technologies; government regulation (including environmental regulation); world events and economic conditions, the cyclical nature of the energy sector; intense competition; events relating to domestic and international political developments; energy conservation; environmental costs and liabilities; and the success of exploration projects.

Supply and Demand Risk (BGR): A decrease in the production of natural gas, natural gas liquids (“NGLs”), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy and natural resources companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy and natural resources companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk (BGR): Many energy and natural resources companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy and natural resources companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Commodity Pricing Risk (BGR): The operations and financial performance of energy and natural resources companies may be directly affected by energy commodity prices, especially those energy and natural resources companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy and natural resources companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy and natural resources companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Leverage Risk: The Trust utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then and dollar rolls, as applicable. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

•

the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage; • the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk (BST, BDJ, BME, BCX, BUI, BSTZ and BMEZ): Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BST, BME, BSTZ and BMEZ): Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BDJ, BME, BCX, BSTZ and BMEZ): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Investment Objectives, Policies and Risks  (continued)

Risk Factors (continued)

Short Sales Risk (BST, BDJ, BGY, BCX, BUI, BSTZ and BMEZ): Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.

Repurchase Agreements and Purchase and Sale Contracts Risk (BDJ, BME, BCX, BSTZ and BMEZ): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BST, BME, BCX, BUI, BSTZ and BMEZ): Subject to the limitations set forth in the Investment Company Act, or as otherwise limited by the SEC, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Subsidiary Risk (BCX): By investing in the Subsidiary, the Trust is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Trust and are subject to the same risks that apply to similar investments if held directly by the Trust (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted, is not subject to all the investor protections of the 1940 Act. However, the Trust wholly owns and controls the Subsidiary, and the Trust and the Subsidiary are both managed by Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Trust and its shareholders. The Board has oversight responsibility for the investment activities of the Trust, including its investment in the Subsidiary, and the Trust’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Trust and/or the Subsidiary to operate as described and could adversely affect the Trust.

Securities Lending Risk (BST, BJD, BME, BGY, BCX, BUI, BSTZ and BMEZ): Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BCX, BST, BSTZ and BUI’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BCX, BST, BSTZ and BUI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BCX, BST, BSTZ and BUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BCX, BST, BSTZ and BUI that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	84 RICs consisting of 108 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	84 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	84 RICs consisting of 108 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	84 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

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Trustee and Officer Information   (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	84 RICs consisting of 108 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

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Trustee and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective June 1, 2020, the portfolio managers of BMEZ and BME are Erin Xie, Kyle McClements, Christopher Accettella, Xiang Liu and Jeffrey Lee. Messrs. Liu and Lee joined BMEZ’s and BME’s portfolio management team effective June 1, 2020. Mr. Liu has been a Director of BlackRock, Inc. since 2016 and Vice President thereof from 2008 to 2016. Mr. Lee has been a Vice President of BlackRock, Inc. since 2011. Effective June 1, 2020, the portfolio managers of BSTZ and BST are Tony Kim, Kyle McClements, Christopher Accettella and Reid Menge. Mr. Menge joined BSTZ’s and BST’s portfolio management team effective June 1, 2020. Mr. Menge has been a Director of BlackRock, Inc. since 2014.

Effective February 1, 2020, the portfolio managers of BOE and BGY are Andrew Wheatley-Hubbard, CFA, Kyle G. McClements, CFA, Christopher Accettella and Olivia Treharne, CFA. Ms. Treharne joined the Funds’ portfolio management team effective February 1, 2020. Ms. Treharne has been a Director of BlackRock, Inc. since 2019. Effective February 1, 2020, the portfolio managers of CII are Todd Burnside, Kyle G. McClements, CFA, Christopher Accettella and Joseph Wolfe, CFA. Mr. Wolfe joined the Fund’s portfolio management team effective February 1, 2020. Mr. Wolfe has been a Director of BlackRock, Inc. since 2012.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020 for shareholders of record on May 29, 2020, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BDJ	153,842,634	9,556,399	159,960,898	3,438,135	160,672,011	2,727,022	160,565,584	2,833,449
BGR	24,311,885	883,852	24,304,929	890,808	24,312,187	883,550	24,286,559	909,178
BOE	47,803,164	10,672,716	55,589,148	2,886,732	55,555,634	2,920,246	55,487,459	2,988,421
BME	9,473,833	285,853	9,465,135	294,551	9,515,774	243,912	9,506,892	252,794
BGY	81,885,830	14,695,328	91,783,060	4,798,098	91,741,182	4,839,976	91,724,728	4,856,430
BCX	75,888,003	4,662,592	78,582,693	1,967,902	78,569,203	1,981,392	78,427,715	2,122,880
BUI	14,874,523	330,070	14,836,687	367,906	14,836,171	368,422	14,811,137	393,456
BST	20,559,115	504,078	20,570,331	492,862	20,596,667	466,526	20,583,304	479,889

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards and Frank J. Fabozzi.

Shareholders elected the Class I Trustees as follows:

	Cynthia L. Egan		Michael J. Castellano		Catherine A. Lynch
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BMEZ	101,484,554	1,118,815	101,456,053	1,147,316	101,565,689	1,037,680
BSTZ	69,435,268	1,370,326	69,415,311	1,390,283	69,470,538	1,335,056
CII	37,179,489	1,708,345	36,895,915	1,991,919	37,210,067	1,677,767

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Robert Fairbairn, R. Glenn Hubbard, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

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Additional Information  (continued)

Dividend Policy (continued)

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts, other than BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BME, BST and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BME, BST and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

BME’s, BST’s and BUI’s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling (800)882-0052.

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective October 19, 2020, CII has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of CII, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. CII’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of CII, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BME, BST and BUI only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including for BME, BST and BUI only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

A D D I T I O N A L I N F O R M A T I O N	193

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, BME, BST and BUI may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, BME, BST and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the BME’s, BST’s and BUI’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BME, BST and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

None of the Trusts, other than BME, BST and BUI, have filed a registration statement with respect to any current Shelf Offerings. This report is not an offer to sell these Trusts’ Common Shares and is not a solicitation of an offer to buy these Trusts’ Common Shares. If any of the Trusts other than BME, BST and BUI file a registration statement with respect to any current Shelf Offering, the prospectus contained therein will contain more complete information about such Trusts and should be read carefully before investing. BME, BST and BUI each have filed a final base prospectus dated April 29, 2020 and BST and BUI each have filed a final prospectus supplement dated April 29, 2020 with the SEC in connection with their Shelf Offering. This report and the base prospectuses of BME, BST and BUI and prospectus supplements of BST and BUI are not offers to sell these Trusts’ Common Shares or solicitations of an offer to buy these Trusts’ Common Shares in any jurisdiction where such offers or sales are not permitted. The base prospectuses of these Trusts and prospectus supplements of BST and BUI contains important information about the Trusts, including its investment objective, risks, charges and expenses. Investors are urged to read the base prospectuses of these Trusts and prospectus supplements of BST and BUI carefully and in its entirety before investing. Copies of the base prospectuses for these Trusts and prospectus supplements of BST and BUI can be obtained from BlackRock at blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

194	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

(continued)

Trust and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Adviser
BlackRock International Limited(a)
Edinburgh, EH3 8BL
United Kingdom

Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

Distributor
BlackRock Investments, LLC(b)
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

(a) For BGR, BOE, BGY, BCX and BUI.

(b) For BME, BST and BUI.

A D D I T I O N A L I N F O R M A T I O N	195

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CDI	CREST Depository Interest

CME	Chicago Mercantile Exchange

GDR	Global Depositary Receipt

LP	Limited Partnership

PJSC	Public Joint Stock Company

196	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com   |   800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-12/20-AR

(b)	Not Applicable

Item 2  – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3  – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4  – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced International Dividend Trust	$50,592	$50,592	$0	$0	$17,400	$18,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Enhanced International Dividend Trust	$17,400	$18,700

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5  – Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
Catherine A. Lynch
Karen P. Robards

(b) Not Applicable

Item  6  – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item  7  – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8  – Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Andrew Wheatley-Hubbard, Managing Director at BlackRock and Ms. Olivia Treharne, Director at BlackRock. Messrs. McClements, Accettella and Wheatley-Hubbard and Ms. Treharne are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. McClements, Accettella and Wheatley-Hubbard and Ms. Treharne have been members of the Fund’s portfolio management team since 2005, 2012, 2017 and 2020, respectively.

Portfolio Manager	Biography
Kyle G. McClements, CFA	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.
Christopher Accettella	Director of BlackRock since 2008; Vice President of BlackRock, Inc. from 2005 to 2008.
Andrew Wheatley-Hubbard	Managing Director of BlackRock since 2020; Director of BlackRock from 2016 to 2019; Vice President of BlackRock from 2012 to 2015; Associate of BlackRock from 2010 to 2011; Analyst of BlackRock from 2007 to 2009.
Olivia Treharne	Director of BlackRock since 2019; Vice President of Legal & General Investment Management from 2015 to 2019; Associate of Goldman Sachs from 2013 to 2015; Analyst of Goldman Sachs from 2010 to 2013.

(a)(2) As of December 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kyle G. McClements, CFA	11	9	1	0	0	0
	$13.46 Billion	$1.09 Billion	$534.6 Million	$0	$0	$0
Christopher Accettella	11	6	1	0	0	0
	$13.46 Billion	$714.8 Million	$534.6 Million	$0	$0	$0
Andrew Wheatley-Hubbard	6	10	2	0	0	0
	$4.29 Billion	$2.64 Billion	$255.3 Million	$0	$0	$0
Olivia Treharne	5	8	0	0	0	$0
	$3.32 Billion	$1.70 Billion	$0	$0	$0	0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,

BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Wheatley-Hubbard and Ms. Treharne may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Wheatley-Hubbard and Ms. Treharne may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)    As of December 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation- Mr. Wheatley-Hubbard and Ms. Treharne

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI ACWI HIGH DIVIDEND YIELD—NET USD; MSCI All Country World Index (Net Total Return); MSCI All Country World Net TR Index—in GBP; MSCI World Ex Japan Gross TR Index—in JPY; MSCI ACWI Financials Index; MSCI All Country World ex US—Net Return.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation—Messrs. Accettella and McClements

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets or strategies under management or supervision by that portfolio manager, and/or the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds, other accounts or strategies managed by each portfolio manager. Performance is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of some funds, other accounts or strategies may not be measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Messrs. McClements and Accettella are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Wheatley-Hubbard and Ms. Treharne are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kyle G. McClements, CFA	$50,001 - $100,000
Christopher Accettella	$10,001 - $50,000
Andrew Wheatley-Hubbard	$50,001 - $100,000

Olivia Treharne	None

(b) Not Applicable

Item  9  – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
July 1-31, 2020	265,300	$5.3874	265,300	4,568,983
August 1-31, 2020	192,836	$5.4936	192,836	4,376,147
September 1-30, 2020	0	$0	0	4,376,147
October 1-31, 2020	219,273	$5.2599	219,273	4,156,874
November 1-30, 2020	49,142	$5.7302	49,142	4,107,732
December 1-31, 2020	0	$0	0	5,211,899
Total:	726,551	$5.4003	726,551	5,211,899

1 On September 5, 2019, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. On September 28, 2020, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2020, the Fund may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced International Dividend Trust

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Enhanced International Dividend Trust

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Enhanced International Dividend Trust

Date: March 5, 2021

By:	/s/ Trent Walker

Trent Walker
Chief Financial Officer (principal financial officer) of BlackRock Enhanced International Dividend Trust

Date: March 5, 2021